  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OR ABOUT JANUARY 12, 1999

                                           REGISTRATION NOS. 333-
                                                                       811-07751
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-14


                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                       Pre-Effective Amendment No.   [ ]
                       Post-Effective Amendment No.  [ ]

                      NUVEEN FLAGSHIP MULTISTATE TRUST IV
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             333 West Wacker Drive
                            Chicago, Illinois 60606
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (312) 917-7700

                                    Copy to:

           GIFFORD R. ZIMMERMAN, ESQ.                         DAVID A. STURMS, ESQ.
          VICE PRESIDENT AND SECRETARY                  VEDDER, PRICE, KAUFMAN & KAMMHOLZ
         JOHN NUVEEN & CO. INCORPORATED                      222 NORTH LASALLE STREET
             333 WEST WACKER DRIVE                           CHICAGO, ILLINOIS 60601
            CHICAGO, ILLINOIS 60606
    (NAME AND ADDRESS OF AGENT FOR SERVICE)                   THOMAS S. HARMAN, ESQ.
                                                            MORGAN LEWIS & BOCKIUS LLP
                                                                1800 M STREET, NW
                                                               WASHINGTON, DC 20036

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Registration Statement becomes effective.

                                ----------------

     It is proposed that this filing will become effective on February 11, 1999 pursuant to Rule 488.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      NUVEEN FLAGSHIP MULTISTATE TRUST IV

      CROSS-REFERENCE SHEET PURSUANT TO RULE 481(A) OF REGULATION C UNDER
                           THE SECURITIES ACT OF 1933

                    FORM N-14
                     ITEM NO.                                         PROSPECTUS/PROXY
                    ---------                                         ----------------
                      PART A INFORMATION REQUIRED IN THE PROSPECTUS/PROXY STATEMENT
Item 1.   Beginning of Registration Statement and
          Outside Front Cover Page of
          Prospectus/Proxy Statement..............  Outside front cover page of Prospectus/Proxy
                                                    Statement
Item 2.   Beginning and Outside Back Cover Page of
          Prospectus/Proxy Statement..............  Outside back cover page of Prospectus/Proxy Statement
Item 3.   Fee Table, Synopsis Information and Risk
          Factors.................................  Summary; Risk Factors
Item 4.   Information about the Transaction.......  Summary; The Proposed Reorganization
Item 5.   Information about the Registrant........  Outside front cover page of Prospectus/Proxy
                                                    Statement; Summary; The Proposed Reorganization;
                                                    Other Information; Exhibit A; Prospectus and
                                                    Statement of Additional Information of the Kentucky
                                                    Fund (incorporated by reference)
Item 6.   Information about the Company Being
          Acquired................................  Outside front cover page of Prospectus/Proxy
                                                    Statement; Summary; Exhibit A; Prospectus Statement
                                                    of Additional Information of the Kentucky Limited
                                                    Term Fund (incorporated by reference)
Item 7.   Voting Information......................  Other Information; Voting Information and
                                                    Requirements
Item 8.   Interest of Certain Persons and
          Experts.................................  Summary; The Proposed Reorganization
Item 9.   Additional Information Required for
          Reoffering by Persons Deemed to be
          Underwriters............................  Not applicable

      PART B INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

Item 10.  Cover Page..............................  Cover Page
Item 11.  Table of Contents.......................  Table of Contents
Item 12.  Additional Information about the
          Registrant..............................  Additional Information about the Kentucky Fund;
                                                    Incorporation of Documents by Reference
Item 13.  Additional Information about the Company
          Being Acquired..........................  Additional Information about the Kentucky Limited
                                                    Term Fund; Incorporation of Documents by Reference
Item 14.  Financial Statements....................  Financial Statements; Incorporation of Documents by
                                                    Reference

                            PART C OTHER INFORMATION

Items 15-17. Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.
---------------
* References are to captions within the part of the registration statement to which the particular item relates except as otherwise indicated.

                                                                     NUVEEN LOGO

                   IMPORTANT INFORMATION FOR SHAREHOLDERS OF
           NUVEEN FLAGSHIP KENTUCKY LIMITED TERM MUNICIPAL BOND FUND

Your Nuveen Flagship Kentucky Limited Term Municipal Bond Fund will host a Special Meeting of Shareholders on Thursday, April 15, 1999, at our headquarters in Chicago, Illinois. The purpose is to vote on an important proposal affecting your fund.

The first few pages of this booklet summarize Nuveen's proposal and explain the proxy process -- including how to cast your votes. Before you vote, please read the full text of the proxy statement for a complete understanding of the proposal.

Q. WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON AT THE UPCOMING SPECIAL SHAREHOLDER MEETING ON APRIL 15?

A. The Board of Trustees for the Nuveen Flagship Kentucky Limited Term Municipal Bond Fund (the "Kentucky Limited Term Fund") has called a Special Shareholder Meeting for Thursday, April 15, 1999 at which you will be asked to vote on a reorganization (the "Reorganization") of your fund into the Nuveen Flagship Kentucky Municipal Bond Fund (the "Kentucky Fund").

Q. ARE THERE ANY DIFFERENCES BETWEEN THE FUNDS?

A. The Kentucky Fund is substantially the same as the Kentucky Limited Term Fund in its philosophy, investment objectives and policies and day-to-day portfolio management except that the Kentucky Limited Term Fund maintains a weighted average portfolio maturity between 1 and 7 years while the Kentucky Fund maintains a weighted average portfolio maturity between 15 and 30 years. In evaluating the Reorganization, the Kentucky Limited Term Fund shareholders should consider the impact of investing in a long-term municipal bond fund.

Q. WHAT ADVANTAGES WILL THIS PRODUCE FOR FUND SHAREHOLDERS?

A. We expect the proposed Reorganization to (i) lower gross operating expenses as a percentage of net assets due to the Kentucky Fund's larger net assets and greater economies of scale; (ii) improve portfolio diversification; (iii) lower portfolio transaction costs; and (iv) retain the exemption of dividends from the Kentucky state personal income tax. The Board believes that these potential benefits, together with the potentially higher distributions from the Kentucky Fund, should offset the risks associated with investments in a long term bond fund.

Q. HAS THE FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSAL?

A. The Board of Trustees for the Kentucky Limited Term Fund unanimously agreed that this Reorganization is in your best interests and recommends that you vote in favor of it.

Q. WHAT IS THE TIMETABLE FOR THE REORGANIZATION?

A. Effective December 31, 1998, the Kentucky Limited Term Fund was closed to new investors; existing investors, however, may continue to make additional purchases and reinvest dividends. If approved by shareholders on April 15, 1999, the Reorganization is expected to take effect on April 23, 1999.

Q. WILL I RECEIVE NEW SHARES IN EXCHANGE FOR MY CURRENT SHARES?

A. Yes. Upon approval and completion of the Reorganization, shareholders of the Kentucky Limited Term Fund will exchange their shares for shares of the Kentucky Fund based upon a specified exchange ratio determined by the ratio of the respective net asset values of the funds. You will receive Kentucky Fund shares whose aggregate value at the time of issuance will equal the aggregate value of your Kentucky Limited Term Fund shares on that date.

Q. IF I OWN SHARES IN CERTIFICATE FORM, WILL I NEED TO EXCHANGE THEM FOR CERTIFICATES OF MY NEW FUND?

A. Certificates for Kentucky Fund shares will not be issued automatically as part of the Reorganization, although we will send you certificates upon request. If you currently own Kentucky Limited Term Fund shares in certificate form, you will need to return these certificates to Nuveen in order to receive new certificates for your Kentucky Fund shares.

   If you prefer, however, you may exchange your certificates for book entry shares. These shares are held in a convenient computerized system that enables shareholders to receive a complete and accurate record of their holdings without having to worry about the safekeeping of certificates or the expense involved with replacing a lost or stolen certificate. Just complete the appropriate section of the Letter of Transmittal requesting book entry shares. Regardless of the way you choose to hold your shares after the Reorganization, certificates should be returned to the fund's transfer agent by certified mail as soon as possible.

Q. WILL I HAVE TO PAY ANY FEES OR EXPENSES IN CONNECTION WITH THE
   REORGANIZATION?

A. You will pay no fees or sales charges directly in connection with the implementation of the proposed changes. However, the costs associated with the Reorganization will be borne by the Kentucky Limited Term Fund. These costs are estimated to be $0.066 per share. The costs are expected to be more than offset over time by the anticipated lower operating costs of the Kentucky Fund.

Q. HOW DO MANAGEMENT FEES AND OTHER FUND OPERATING EXPENSES COMPARE BETWEEN THE TWO FUNDS?

A. The Kentucky Fund has a higher investment management fee schedule than the Kentucky Limited Term Fund. Total gross operating expenses (before waivers and reimbursements) as a percentage of net assets for the Kentucky Fund are lower than those for the Kentucky Limited Term Fund, reflecting the larger net assets and greater economies of scale of the Kentucky Fund. For the past fiscal year, net operating expenses (after waivers and reimbursements) as a percentage of net assets for the Kentucky Limited Term Fund were lower than those for the Kentucky Fund, but only because of voluntary expense waivers/reimbursements by Nuveen. There can be no assurance that Nuveen will continue these waivers/reimbursements for the Kentucky Limited Term Fund if the Reorganization is not approved.

Q. WILL THIS REORGANIZATION CREATE A TAXABLE EVENT FOR ME?

A. The Reorganization is intended to be done on a tax-free basis for federal income tax purposes. Therefore, you will recognize no gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the tax basis and holding period of the Kentucky Fund shares you receive will be the same as the tax basis and holding period of your Kentucky Limited Term Fund shares.

Q. CAN I EXCHANGE OR REDEEM MY KENTUCKY LIMITED TERM FUND SHARES BEFORE THE REORGANIZATION TAKES PLACE?

A. You may exchange your Kentucky Limited Term Fund shares for shares of any other Nuveen Mutual Fund, or redeem your shares, at any time. If you choose to do so, your request will be treated as a normal exchange or redemption of shares and will be a taxable transaction for federal income tax purposes. Nuveen will waive any deferred sales charge that would otherwise apply to a redemption or exchange of shares.

Q. HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card(s), and mailing them in the enclosed postage-paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call your financial adviser or Nuveen at (800) 621-7227 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

Q. WILL NUVEEN CONTACT ME?

A. You may receive a call from D.F. King, our proxy solicitation agent, to verify that you received your proxy materials and to answer any questions you may have about the Reorganization.

                                                                     NUVEEN LOGO

February 15, 1999

DEAR NUVEEN FUND SHAREHOLDER:

Enclosed is a proxy asking you to vote on the reorganization of your Fund into the Nuveen Flagship Kentucky Municipal Bond Fund, a mutual fund that pursues a similar investment objective. Subject to shareholder approval, you will become a shareholder of the Nuveen Flagship Kentucky Municipal Bond Fund.

The enclosed Prospectus/Proxy Statement contains information you will need to make an informed decision. For your convenience, we also have provided a brief question and answer section, which we hope you will find useful as you review your materials before voting. For more detailed information about the reorganization, please refer to the Prospectus/Proxy Statement.

THE PROPOSAL HAS BEEN APPROVED BY THE TRUSTEES FOR YOUR FUND, WHO UNANIMOUSLY RECOMMEND YOU VOTE "FOR" THE PROPOSAL. Please give this matter your prompt attention. We will need to receive your proxy card before the shareholder meeting scheduled for April 15, 1999. YOUR IMMEDIATE RESPONSE WILL HELP SAVE ON THE COSTS OF ADDITIONAL SOLICITATIONS. We look forward to your participation, and we thank you for your continued confidence in Nuveen.

PLEASE SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

NOTICE OF SPECIAL MEETING
OF SHAREHOLDERS
APRIL 15, 1999


February 15, 1999

NUVEEN FLAGSHIP KENTUCKY LIMITED TERM MUNICIPAL BOND FUND

Notice is hereby given that a Special Meeting of shareholders of the Nuveen Flagship Kentucky Limited Term Municipal Bond Fund (the "Kentucky Limited Term Fund" or a "Fund"), a series of the Nuveen Flagship Multistate Trust IV (the "Trust"), a Massachusetts business trust, will be held in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 West Wacker Drive, in Chicago on Thursday, April 15, 1999 at 10:00 a.m., Central Time (the "Special Meeting"), for the following purposes:

        1. To approve an Agreement and Plan of Reorganization pursuant to which the Kentucky Limited Term Fund would (i) transfer all of its assets to the Nuveen Flagship Kentucky Municipal Bond Fund (the "Kentucky Fund") in exchange solely for Class A, C and R shares of beneficial interest of the Kentucky Fund and the Kentucky Fund's assumption of the liabilities of the Kentucky Limited Term Fund, (ii) distribute such shares of the Kentucky Fund to the holders of shares of the Kentucky Limited Term Fund and (iii) be liquidated, dissolved and terminated as a series of the Trust in accordance with the Trust's Declaration of Trust.

        2. To transact such other business as may properly come before the Special Meeting.

Shareholders of record as of the close of business on February 1, 1999 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON AT THE SPECIAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Vice President and Secretary

PROSPECTUS/
PROXY STATEMENT

NUVEEN FLAGSHIP KENTUCKY MUNICIPAL BOND FUND
RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF
NUVEEN FLAGSHIP KENTUCKY LIMITED TERM MUNICIPAL BOND FUND

This Prospectus/Proxy Statement is being furnished to shareholders of the Nuveen Flagship Kentucky Limited Term Municipal Bond Fund (the "Kentucky Limited Term Fund" or a "Fund"), a series of the Nuveen Flagship Multistate Trust IV (the "Trust"), a Massachusetts business trust, and relates to the special meeting of shareholders of the Kentucky Limited Term Fund to be held in the 31st floor conference room of John Nuveen & Co., Incorporated, 333 West Wacker Drive, in Chicago on Thursday, April 15, 1999 at 10:00 a.m., Central Time and at any and all adjournments thereof (the "Special Meeting"). Shareholders of record as of the close of business on February 1, 1999 are entitled to vote at the Special Meeting or any adjournment thereof. The primary purpose of the Special Meeting is to approve or disapprove the proposed reorganization of the Kentucky Limited Term Fund into the Nuveen Flagship Kentucky Municipal Bond Fund (the "Kentucky Fund," which may also sometimes be referred to as a "Fund") (the "Reorganization"). The Reorganization will result in shareholders of the Kentucky Limited Term Fund in effect exchanging their Class A, C and R shares of the Kentucky Limited Term Fund for corresponding Class A, C and R shares of the Kentucky Fund. The purpose of the Reorganization is to permit the shareholders of the Kentucky Limited Term Fund to (i) achieve certain economies of scale from the Kentucky Fund's larger net asset size and the potentially lower operating expenses associated therewith, and (ii) obtain greater portfolio diversity and potentially lower portfolio transaction costs.

The Kentucky Fund is also a series of the Trust. The investment objective of the Kentucky Fund is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. There can be no assurance that the Kentucky Fund will achieve its investment objective. The address, principal executive office and telephone number of the Funds is 333 West Wacker Drive, Chicago, Illinois 60606, (312) 917-7700 or (800) 621-7227. The enclosed proxy and this Prospectus/Proxy Statement are first being sent to shareholders of the
Kentucky Limited Term Fund on or about February   , 1999.

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------

This Prospectus/Proxy Statement sets forth concisely the information shareholders of the Kentucky Limited Term Fund should know before voting on the Reorganization (in effect, investing in Class A, C or R shares of the Kentucky
Fund) and constitutes an offering of Class A, C or R shares of beneficial interest, par value $.01 per share, of the Kentucky Fund only. Please read it carefully and retain it for future reference. A Statement of Additional
Information dated February   , 1999, relating to this Prospectus/Proxy Statement
(the "Reorganization SAI") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. A Prospectus (the "Funds' Prospectus") and Statement of Additional Information containing additional information about the Kentucky Fund and the Kentucky Limited Term Fund, each dated September 30, 1998, have been filed with the SEC and are incorporated herein by reference. A copy of the Funds' Prospectus accompanies this Prospectus/Proxy Statement. Copies of the foregoing may be obtained without charge by calling or writing the Funds at the telephone number or address shown above. If you wish to request the Reorganization SAI, please ask for the "Reorganization SAI." IN ADDITION, EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND SUBSEQUENT SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE RESPECTIVE FUND BY CALLING (800) 621-7227 OR BY WRITING THE RESPECTIVE FUND AT 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606.

                            ------------------------

No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

                            ------------------------

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith files reports and other information with the SEC. Such reports, other information and proxy statements filed by the Trust can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Office at 500 West Madison Street, Chicago, Illinois. Copies of such material can also be obtained from the SEC's

Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, D.C. 20549, at prescribed rates. In addition, the SEC maintains a Web site (http://www.sec.gov) that contains reports, other information and proxy statements filed by the Trust, such information is filed electronically with the SEC through the SEC's Electronic Data Gathering, Analysis and Retrieval system (EDGAR).

       THE DATE OF THIS PROSPECTUS/PROXY STATEMENT IS FEBRUARY   , 1999.

PROSPECTUS/
PROXY STATEMENT

NUVEEN FLAGSHIP KENTUCKY MUNICIPAL BOND FUND
RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF
NUVEEN FLAGSHIP KENTUCKY LIMITED TERM MUNICIPAL BOND FUND

TABLE OF CONTENTS

                                                  PAGE
                                                  ----
PROPOSAL 1: THE PROPOSED REORGANIZATION.........    1
SUMMARY.........................................    1
    The Reorganization..........................    1
    Reasons for the Proposed Reorganization.....    1
    Comparison of the Kentucky Fund with the
      Kentucky Limited Term Fund................    2
RISK FACTORS....................................   10
    Similarities of Risks.......................   10
    Differences in Risks........................   10
THE PROPOSED REORGANIZATION.....................   11
    Terms of the Agreement......................   11
    Description of Securities to be Issued......   11
    Continuation of Shareholder Accounts and
      Plans; Share Certificates.................   12

                                                  PAGE
                                                  ----
    Certain Federal Income Tax Consequences.....   12
    Expenses....................................   13
    Legal Matters...............................   13
    Financial Statements........................   13
RECOMMENDATION OF THE BOARD.....................   13
OTHER INFORMATION...............................   14
    SHAREHOLDERS OF THE KENTUCKY FUND AND THE
         KENTUCKY LIMITED TERM FUND.............   14
    SHAREHOLDER PROPOSALS.......................   15
VOTING INFORMATION AND REQUIREMENTS.............   15
Exhibit A: Financial Highlights.................  A-1

                    PROPOSAL 1. THE PROPOSED REORGANIZATION

A. SUMMARY

The following is a summary of, and is qualified by reference to, the more complete information contained in this Prospectus/ Proxy Statement and the information attached hereto or incorporated herein by reference (including the Agreement and Plan of Reorganization). As discussed more fully below and elsewhere in this Prospectus/Proxy Statement, the Board of Trustees of the Trust (the "Board") believes the proposed Reorganization (as defined herein) is in the best interests of shareholders of the Kentucky Limited Term Fund and would not result in dilution of shareholders' interest. As a result of the Reorganization, shareholders of the Kentucky Limited Term Fund will become shareholders of the Kentucky Fund and will cease to be shareholders of the Kentucky Limited Term Fund.

Shareholders should read the entire Prospectus/Proxy Statement carefully together with the Funds' Prospectus incorporated herein by reference and accompanying this Prospectus/Proxy Statement. This Prospectus/Proxy Statement constitutes an offering of Class A, C and R shares of the Kentucky Fund only.

THE REORGANIZATION

This Prospectus/Proxy Statement is being furnished to shareholders of the Kentucky Limited Term Fund in connection with the proposed combination of the Fund with and into the Kentucky Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization dated December 18, 1998 between the Kentucky Limited Term Fund and the Kentucky Fund (the "Agreement"). The Agreement provides that the Kentucky Limited Term Fund will (i) transfer all of its assets to the Kentucky Fund in exchange solely for Class A, C and R shares of the Kentucky Fund and the Kentucky Fund's assumption of the liabilities of the Kentucky Limited Term Fund, (ii) distribute to each shareholder of the Kentucky Limited Term Fund shares of the respective class of shares of the Kentucky Fund equal in value to their existing shares of the Kentucky Limited Term Fund as a distribution in liquidation of the Kentucky Limited Term Fund and
(iii) be liquidated, dissolved and terminated as a series of the Trust in accordance with the Trust's Declaration of Trust promptly following the Closing (as defined herein) (the "Reorganization").

The Board of Trustees of the Trust has determined that the Reorganization is in the best interests of the Kentucky Limited Term Fund and that the interests of existing shareholders of the Kentucky Limited Term Fund will not be diluted as a result of the Reorganization. The Board of the Trust unanimously approved the Reorganization and the Agreement on December 18, 1998.

The Kentucky Limited Term Fund will pay all of the Funds' costs associated with the Reorganization, which are estimated to be $72,000 (or $0.066 per share). However, the Board of Trustees of the Trust believes that these costs will be more than offset over time by the anticipated lower operating costs of the Kentucky Fund.

The Board is asking shareholders of the Kentucky Limited Term Fund to approve the Reorganization at the Special Meeting to be held on April 15, 1999. If shareholders of the Kentucky Limited Term Fund approve the Reorganization, it is expected that the Closing of the Reorganization will be after the close of business on April 23, 1999, but it may be at a different time as described herein.

THE BOARD RECOMMENDS A VOTE "FOR" THE REORGANIZATION. FOR THE KENTUCKY LIMITED TERM FUND, APPROVAL OF THE REORGANIZATION REQUIRES THE FAVORABLE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES ENTITLED TO VOTE. SEE "VOTING INFORMATION AND REQUIREMENTS" BELOW.

REASONS FOR THE PROPOSED REORGANIZATION

The Board believes that the proposed Reorganization would be in the best interests of the Kentucky Limited Term Fund because it would permit the shareholders of the Fund to (i) achieve certain economies of scale and potentially lower operating expenses from the Kentucky Fund's larger net asset size, and (ii) obtain greater portfolio diversity and potentially lower portfolio transaction costs.

In determining whether to recommend approval of the Reorganization to shareholders of the Kentucky Limited Term Fund, the Board considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the Kentucky Limited Term Fund and the Kentucky Fund before the Reorganization and the estimated expense ratios of the Kentucky Fund after the Reorganization; (ii) the investment performance of the Kentucky Limited Term Fund compared to the Kentucky Fund: (iii) the terms and conditions of the Agreement and whether the Reorganization would result in dilution of the Kentucky Limited Term Fund's shareholder interests; (iv) the economies of scale potentially realized through the combination of the Funds; (v) the compatibility of the Funds' investment objectives and policies, particularly the Kentucky Fund's focus on longer maturity bonds and its higher interest rate risk compared to the Kentucky Limited Term Fund; (vi) the compatibility of the Funds' service features available to shareholders, including the retention of applicable holding periods and exchange privileges; (vii) the costs estimated to be incurred by the respective Funds as a result of the Reorganization; (viii) the future growth prospects of the Kentucky Limited Term Fund; (ix) the anticipated federal income tax consequences of the Reorganization; and (x) the similarities in state tax treatment of the Kentucky Limited Term Fund's distributions compared with the Kentucky Fund.

In this regard, the Board reviewed information provided by Nuveen Advisory Corp. (the "Adviser") relating to the anticipated impact on the shareholders of the Kentucky Limited Term Fund as a result of the Reorganization. The Board considered the probability that the increase in asset levels of the combined fund after the Reorganization would result in the following potential benefits for shareholders of the Kentucky Limited Term Fund, although there can be no assurances in this regard:

A. Achievement of Economies of Scale and Reduced Per Share Expenses. Combining the net assets of the Kentucky Limited Term Fund with the assets of the Kentucky Fund will lead to reduced total operating expenses for shareholders of the Kentucky Limited Term Fund, respectively, on a per share basis, by allowing fixed and relatively fixed costs, such as accounting, legal and printing expenses, to be spread over a larger asset base. Any reductions in expenses on a per share basis should, in turn, increase portfolio net income available for distributions to shareholders of the Kentucky Limited Term Fund. For the Kentucky Limited Term Fund, the Adviser currently is voluntarily waiving some or all of its fees or reimbursing certain expenses and, for the Kentucky Fund, the Adviser has done so in the past. Before these waivers/ reimbursements, the net operating expenses of the Kentucky Fund is lower than those of the Kentucky Limited Term Fund. However, there can be no assurance that the Adviser will continue the waivers/reimbursements for the Kentucky Limited Term Fund if the Reorganization is not completed.

B. Benefits to the Portfolio Management Process. The larger net asset size of the Kentucky Fund generally permits it to purchase larger individual portfolio investments that may result in reduced transaction costs or more favorable pricing and provide the opportunity for greater portfolio diversity. A larger more diverse fund may also be able to produce a more stable and consistent dividend rate than a smaller, less diverse fund.

The Board also considered that the costs of the Reorganization will be paid by the Kentucky Limited Term Fund regardless of whether or not the Reorganization is completed (and such costs are not subject to the current waivers/reimbursements). In addition, the Board considered that the Reorganization would result in benefits and economies for the Adviser, including those from the higher advisory fee schedule for the Kentucky Fund and the elimination of the voluntary waivers/reimbursements for the Kentucky Limited Term Fund.

COMPARISON OF THE KENTUCKY FUND WITH THE KENTUCKY LIMITED TERM FUND

Investment Objectives. The Kentucky Fund and the Kentucky Limited Term Fund have similar investment objectives. The investment objective of the Funds is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. Both funds seek income exempt from the Kentucky personal income tax.

Investment Policies. The Kentucky Fund and the Kentucky Limited Term Fund have similar investment policies, except that the Kentucky Fund invests in longer-term municipal bonds and therefore bears more interest rate risk. The Funds invest substantially all of their assets (at least 80%) in municipal bonds that pay interest that is exempt for regular federal, state, and in some cases, local income taxes. Both Funds purchase only quality municipal bonds that either are rated investment grade (AAA/Aaa to BBB/Baa) by independent ratings agencies at the time of purchase or are non-rated but judged to be investment grade by the Adviser. Both Funds invest at least 80% of their net assets in investment-grade quality municipal bonds. Bond ratings are furnished by Standard & Poor's Corporation ("S&P"), Moody's Investor Services ("Moody's"), and Fitch Investors Service, Inc. ("Fitch"). According to published guidelines, securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal. Whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. According to published guidelines, securities rated Baa by Moody's are considered by Moody's as medium grade obligations. Such securities are, in the opinion of Moody's, neither highly protected nor poorly secured. Interest payments and principal security appear to Moody's to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. In the opinion of Moody's they lack outstanding investment characteristics and in fact have speculative characteristics as well.

The Kentucky Limited Term Fund and the Kentucky Fund have different policies with respect to diversification. The Kentucky Fund is a diversified fund, whereas the Kentucky Limited Term Fund is non-diversified. A non-diversified fund may invest a higher percentage of its assets in relatively fewer issuers than a diversified fund.

The primary difference between the Funds is that the Kentucky Limited Term Fund is a limited-term fund that under normal market conditions maintains an overall weighted average portfolio maturity of 1 to 7 years while the Kentucky Fund is a long-term fund that under normal market conditions maintains a weighted average portfolio maturity of 15 to 30 years. The Board, however, believes that the benefits to the Kentucky Limited Term Fund's shareholders, including potentially lower operating costs and potentially higher distributions, should, for most shareholders, offset over time any increased risks of investing in longer-term bonds. In evaluating the Reorganization, each Kentucky Limited Term Fund shareholder should consider the impact of investing in a long-term fund. For a description of the risks involved in investing in a long-term fund, please see the section below entitled "Differences in Risks."

Credit Quality. A comparison of the credit qualities of the respective portfolios of the Kentucky Fund and the Kentucky Limited Term Fund, as of November 30, 1998, is set forth in the table below.

                                             PORTFOLIO CREDIT QUALITY
------------------------------------------------------------------------------------------------------------------
                                                                 KENTUCKY                KENTUCKY
CREDIT RATING                                                        FUND       LIMITED TERM FUND    PRO FORMA (1)
------------------------------------------------------------------------------------------------------------------
AAA                                                                    54.85                44.11            54.62
AA                                                                      5.96                19.35             6.48
A                                                                      22.22                25.60            22.06
BBB/Unrated                                                            16.97                10.94            16.84
                                                               -------------    -----------------    -------------
TOTAL                                                                 100.00               100.00           100.00
------------------------------------------------------------------------------------------------------------------

(1) Reflects the effect of the Reorganization.

As of November 30, 1998, the Kentucky Limited Term Fund and Kentucky Fund were invested in similarly-rated securities. On November 30, 1998, the average portfolio credit quality was AA for both the Kentucky Limited Term Fund and the Kentucky Fund.

Maturity and Duration. A comparison of the maturity and duration of the respective portfolios of the Kentucky Fund and the Kentucky Limited Term Fund as of November 30, 1998, is set forth in the table below.

                                           PORTFOLIO MATURITY INFORMATION
--------------------------------------------------------------------------------------------------------------------
                                                   WEIGHTED AVERAGE
FUND                                                       MATURITY       EFFECTIVE MATURITY       MODIFIED DURATION
--------------------------------------------------------------------------------------------------------------------
Kentucky                                                       21.5                     19.9                     6.3
Kentucky Limited Term                                           7.2                      5.7                     4.8
Pro-Forma (1)                                                  21.2                     19.6                     6.3
--------------------------------------------------------------------------------------------------------------------

(1) Reflects the effect of the Reorganization.

Funds with longer average maturities and duration will generally be subject to greater interest rate risk. Please see "B. Risk Factors -- Differences in Risks" below for a description of maturity, duration and interest rate risk.

Performance Information. A comparison of the total returns for the Kentucky Fund and the Kentucky Limited Term Fund for the periods ending November 30, 1998, is set forth in the table below.

                                                        TOTAL RETURNS (1)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     AVERAGE ANNUAL TOTAL RETURNS
                                                      CUMULATIVE      -----------------------------------------------------------
FUND                     CLASS      INCEPTION DATE    YTD RETURN      1 YEAR      3 YEAR      5 YEAR      TEN YEAR      INCEPTION
---------------------------------------------------------------------------------------------------------------------------------
Kentucky                 A (NAV)              5/87          5.20        6.69        6.40        6.12          8.12           8.03
                       A (Offer)              5/87          0.78        2.19        4.89        5.21          7.66           7.63
                               C             10/93          4.70        6.05        5.84        5.53          7.53           7.44
                               R              2/97          5.42        6.93        6.48        6.16          8.14           8.05
Kentucky Limited Term    A (NAV)              9/95          4.36        5.36        5.45         N/A           N/A           5.99
                       A (Offer)              9/95          1.75        2.71        4.58         N/A           N/A           5.16
                               C              9/95          3.92        4.99        5.08         N/A           N/A           5.62
                               R              2/97          4.49        5.62        5.53         N/A           N/A           6.07
---------------------------------------------------------------------------------------------------------------------------------

(1) Class A share returns are actual. Class C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.20% and 2.50% maximum sales charge for the Kentucky Fund and the Kentucky Limited Term Fund, respectively. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

The following table is a comparison of the respective yields and distribution rates for the Kentucky Fund and the Kentucky Limited Term Fund as of November 30, 1998.

                                     SEC YIELD AND DISTRIBUTION INFORMATION (1)
---------------------------------------------------------------------------------------------------------------------
                                                                                                     SEC 30-DAY YIELD
                                                                               --------------------------------------
                                                            DISTRIBUTION       BEFORE WAIVERS/         AFTER WAIVERS/
                    FUND                         CLASS          RATE           REIMBURSEMENTS          REIMBURSEMENTS
---------------------------------------------------------------------------------------------------------------------
Kentucky                                       A (NAV)          4.87                3.98                    3.98
                                               A (Offer)        4.67                3.82                    3.82
                                               C                4.35                3.44                    3.44
                                               R                5.09                4.18                    4.18
Kentucky Limited Term                          A (NAV)          4.12                2.93                    3.19
                                               A (Offer)        4.02                2.86                    3.11
                                               C                3.77                2.62                    2.85
                                               R                4.37                3.13                    3.39
Pro-Forma                                      A (NAV)          4.87                3.97                    3.97
                                               A (Offer)        4.67                3.81                    3.81
                                               C                4.35                3.38                    3.38
                                               R                5.09                4.17                    4.17
---------------------------------------------------------------------------------------------------------------------

(1) The SEC 30-Day Yield is computed in accordance with SEC rules by dividing the net investment income per share (computed in accordance with a standardized method prescribed by the rules) earned during the 30-day period by the NAV (or the maximum offering price where noted). The Distribution Rate is computed by taking the monthly dividend per share, multiplying it by 12 to annualize it, and dividing by the NAV (or the maximum offering price where noted). The Distribution Rate differs from the SEC Yield and total return and is not intended to be a complete measure of performance. Distribution Rate may differ from SEC Yield due to a number of factors, including that Distribution Rates may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased and that there may be differences between the amount a Fund is earning and what it is paying out.

The total returns, yields and distribution rates are not necessarily indicative of future results. The performance of an investment company is the result of conditions in the securities markets, portfolio management and operating expenses. Although information such as that shown above is useful in reviewing a fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. In the absence of expense reimbursements for the Kentucky Fund and the Kentucky Limited Term Fund, the Funds' total returns, yields and distribution rates would have been reduced.

Investment Adviser. The Kentucky Fund and the Kentucky Limited Term Fund are both managed by the Adviser. The Adviser is a wholly owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"). Nuveen is the sponsor and principal underwriter of both Fund's shares and has sponsored or underwritten more than $60 billion of investment company securities. Nuveen and its affiliates currently have more than $50 billion in assets under management. Today it offers a broad range of quality investments designed for individuals seeking to build and maintain wealth. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property liability insurance through subsidiaries. The Adviser's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Advisory and Other Fees. The contractual advisory fees and total operating expenses of the Kentucky Fund are different from those of the Kentucky Limited Term Fund. Pursuant to an investment management agreement between the Adviser and the Trust, the Kentucky Fund and the Kentucky Limited Term Fund pay the Adviser annual management fees at the rates set forth below:

                   KENTUCKY FUND
---------------------------------------------------
AVERAGE DAILY NET ASSET VALUE        MANAGEMENT FEE
---------------------------------------------------
For the first $125 million                  0.5500%
For the next $125 million                   0.5375%
For the next $250 million                   0.5250%
For the next $500 million                   0.5125%
For the next $1 billion                     0.5000%
For assets over $2 billion                  0.4750%
---------------------------------------------------

            KENTUCKY LIMITED TERM FUND
---------------------------------------------------
AVERAGE DAILY NET ASSET VALUE        MANAGEMENT FEE
---------------------------------------------------
For the first $125 million                  0.4500%
For the next $125 million                   0.4375%
For the next $250 million                   0.4250%
For the next $500 million                   0.4125%
For the next $1 billion                     0.4000%
For assets over $2 billion                  0.3750%
---------------------------------------------------

For the fiscal year ended May 31, 1998, the Kentucky Fund paid the Adviser $2,227,288 (after expense reimbursement) and would have paid $2,537,577 (assuming no expense reimbursement). For the fiscal year ended May 31, 1998, the Kentucky Limited Term Fund paid the Adviser $0 (after expense reimbursement) and would have paid $52,982 (assuming no expense reimbursement). For a complete description of the advisory services provided to the Funds, see the Kentucky Fund and the Kentucky Limited Term Fund Summaries in the Funds' Prospectus and the sections of the Funds' Prospectus and Statement of Additional Information entitled "Fund Service Providers Investment Adviser" and "Investment Adviser and Investment Management Agreement," respectively.

For the Kentucky Limited Term Fund, the Adviser is currently voluntarily waiving some or all of its fees or reimbursing certain expenses. Before these waivers/reimbursements, the net operating expenses of the Kentucky Fund is lower than those of the Kentucky Limited Term Fund. However, there can be no assurance that such waivers or reimbursements will continue for the Kentucky Limited Term Fund if the Reorganization is not completed.

The Kentucky Fund and the Kentucky Limited Term Fund have adopted similar distribution and service plans (the "Distribution and Service Plans") pursuant to Rule 12b-1 under the 1940 Act. The Distribution and Service Plans authorize each Fund to pay Nuveen an annual 0.20% service fee on the average daily net assets of Class A and C shares outstanding. The plans also authorize each Fund to pay Nuveen an annual distribution fee on the average daily net assets of Class C shares outstanding of 0.55% for the Kentucky Fund and 0.35% for the Kentucky Limited Term Fund. In order to help compensate Nuveen for the sales commissions paid to financial advisers at the time of sale of Class C shares, Nuveen retains the first year's service and distribution fees on sales of Class C shares. After the first year, Nuveen pays these fees to the broker of record. The distributor of the Kentucky Limited Term Fund's shares and the Kentucky Fund's shares is Nuveen. For a complete description of these arrangements with respect to the Kentucky Fund, see the sections of the Funds' Prospectuses and Statement of Additional Information entitled "Fund Service Providers -- The Distributor" and "Distribution and Service Plan," respectively.

The tables below set forth (i) the fees and expenses paid by the Kentucky Fund and the Kentucky Limited Term Fund during the fiscal year ended May 31, 1998 and
(ii) pro forma expenses for the combined fund for Class A, C and R shares.

                            EXPENSE COMPARISON TABLE
                                 CLASS A SHARES

---------------------------------------------------------------------------------------------------------
                                                                               KENTUCKY
                                                              KENTUCKY     LIMITED TERM
                                                                  FUND             FUND     PRO FORMA (1)
---------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage
  of Offering Price)(2)                                          4.20%            2.50%             4.20%
Contingent Deferred Sales Charge (CDSC) (as a percentage of
  the lower of the original purchase price or redemption
  proceeds)(2)                                                    none             none              none
ANNUAL FUND OPERATING EXPENSES
Management Fees                                                   .54%             .45%              .54%
Rule 12b-1 Fees                                                   .20%             .20%              .20%
Other Expenses                                                    .10%             .69%              .10%
                                                              --------     ------------     -------------
Total Gross Fund Operating Expenses (before waivers and
  reimbursements)                                                 .84%            1.34%              .84%
                                                              --------     ------------     -------------
Total Net Fund Operating Expenses (after waivers and
  reimbursements)(3)                                              .77%             .66%              .77%
EXPENSE EXAMPLE OF TOTAL OPERATING EXPENSES ASSUMING
  REDEMPTION AT THE END OF THE PERIOD (4)
One Year                                                         $ 502            $ 383             $ 502
Three Years                                                      $ 677            $ 664             $ 677
Five Years                                                       $ 866            $ 966             $ 866
Ten Years                                                       $1,414           $1,822            $1,414
---------------------------------------------------------------------------------------------------------

Notes to Expense Comparison Table

(1) The Pro Forma column reflects expenses estimated to be paid on new shares purchased from the combined fund subsequent to the Reorganization and reflects the effect of the Reorganization.

(2) The sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% for the Kentucky Fund and .50% for the Kentucky Limited Term Fund is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase.

(3) The Adviser stopped voluntarily waiving its fees and reimbursing certain expenses for the Kentucky Fund on June 3, 1998.

(4) Expense examples reflect what an investor would pay on a $10,000 investment, assuming a 5% annual return and reinvestment of all dividends, based on total fund operating expenses before waivers and reimbursements. Actual returns will differ.

                            EXPENSE COMPARISON TABLE
                                 CLASS C SHARES

------------------------------------------------------------------------------------------------------------
                                                                           KENTUCKY
                                                             KENTUCKY    LIMITED TERM
                                                               FUND          FUND        PRO FORMA (1)
------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases                        none            none             none
Contingent Deferred Sales Charge (CDSC) (as a percentage of
  the lower of the original purchase price or redemption
  proceeds) (2)                                                 1.00%           1.00%            1.00%
ANNUAL FUND OPERATING EXPENSES (as a percentage of average
  net assets)
Management Fees                                                  .54%            .45%             .54%
Rule 12b-1 Fees                                                  .75%            .55%             .75%
Other Expenses                                                   .10%            .69%             .10%
                                                             --------    ------------    -------------
Total Gross Fund Operating Expenses (before waivers and
  reimbursements)                                               1.39%           1.69%            1.39%
                                                             --------    ------------    -------------
Total Net Fund Operating Expenses (after waivers and
  reimbursements) (3)                                           1.33%           1.01%            1.33%
EXPENSE EXAMPLE OF TOTAL OPERATING EXPENSES ASSUMING
  REDEMPTION AT THE END OF THE PERIOD (4)
One Year                                                       $  142          $  172           $  142
Three Years                                                    $  440          $  533           $  440
Five Years                                                     $  761          $  918           $  761
Ten Years                                                      $1,669          $1,998           $1,669
------------------------------------------------------------------------------------------------------

Notes to Expense Comparison Table

(1) The Pro Forma column reflects expenses estimated to be paid on new shares purchased from the combined fund subsequent to the Reorganization and reflects the effect of the Reorganization.

(2) Imposed only on redemptions within 12 months of purchase.

(3) The Adviser stopped voluntarily waiving its fees and reimbursing certain expenses for the Kentucky Fund on June 3, 1998.

(4) Expense examples reflect what an investor would pay on a $10,000 investment, assuming a 5% annual return and reinvestment of all dividends and distributions, based on total fund operating expenses before waivers and reimbursements. Actual returns will differ.

                            EXPENSE COMPARISON TABLE
                                 CLASS R SHARES

------------------------------------------------------------------------------------------------------------
                                                                           KENTUCKY
                                                             KENTUCKY    LIMITED TERM
                                                               FUND          FUND        PRO FORMA (1)
------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases                        none            none             none
Contingent Deferred Sales Charge (CDSC) (as a percentage of
  the lower of the original purchase price or redemption
  proceeds)                                                      none            none             none
ANNUAL FUND OPERATING EXPENSES (as a percentage of average
  net assets)
Management Fees                                                  .54%            .45%             .54%
Rule 12b-1 Fees                                                    --              --               --
Other Expenses                                                   .10%            .68%             .10%
                                                             --------    ------------    -------------
Total Gross Fund Operating Expenses (before waivers and
  reimbursements)                                                .64%           1.13%             .64%
                                                             --------    ------------    -------------
Total Net Fund Operating Expenses (after waivers and
  reimbursements) (2)                                            .58%            .46%             .58%
EXPENSE EXAMPLE OF TOTAL OPERATING EXPENSES ASSUMING
  REDEMPTION AT THE END OF THE PERIOD (3)
One Year                                                         $ 65          $  115             $ 65
Three Years                                                      $205          $  359             $205
Five Years                                                       $357          $  622             $357
Ten Years                                                        $798          $1,375             $798
------------------------------------------------------------------------------------------------------

Notes to Expense Comparison Table

(1) The Pro Forma column reflects expenses estimated to be paid on new shares purchased from the combined fund subsequent to the Reorganization and reflects the effect of the Reorganization.

(2) The Adviser stopped voluntarily waiving its fees and reimbursing certain expenses for the Kentucky Fund on June 3, 1998.

(3) Expense examples reflect what an investor would pay on a $10,000 investment, assuming a 5% annual return and reinvestment of all dividends and distributions, based on total fund operating expenses before waivers and reimbursements. Actual returns will differ.

Distribution, Purchase, Valuation, Redemption and Exchange of Shares. The Kentucky Fund offers four (4) classes of shares and the Kentucky Limited Term Fund offers three (3) classes of shares. The Class A shares of the Kentucky Fund and the Kentucky Limited Term Fund are subject to an initial sales charge and a 0.20% annual service fee. The following Class A sales charges and commissions apply to the Kentucky Fund and the Kentucky Limited Term Fund.

                                    KENTUCKY
                     CLASS A SALES CHARGES AND COMMISSIONS
--------------------------------------------------------------------------------

                                                                                                    AUTHORIZED
                                                                                                      DEALER
                                                                       SALES CHARGE                 COMMISSION
                                                            ----------------------------------    --------------
                                                            AS % OF PUBLIC      AS % OF YOUR      AS % OF PUBLIC
PURCHASE AMOUNT                                             OFFERING PRICE     NET INVESTMENT     Offering Price
----------------------------------------------------------------------------------------------------------------
Less than $50,000                                                     4.20%               4.38%             3.70%
$50,000 but less than $100,000                                        4.00                4.18              3.50
$100,000 but less than $250,000                                       3.50                3.63              3.00
$250,000 but less than $500,000                                       2.50                2.56              2.00
$500,000 but less than $1,000,000                                     2.00                2.04              1.50
$1,000,000 and over                                                     --(1)               --              1.00(1)
----------------------------------------------------------------------------------------------------------------

                             KENTUCKY LIMITED TERM
                     CLASS A SALES CHARGES AND COMMISSIONS
--------------------------------------------------------------------------------

                                                                                                    AUTHORIZED
                                                                                                      DEALER
                                                                       SALES CHARGE                 COMMISSION
                                                            ----------------------------------    --------------
                                                            AS % OF PUBLIC      AS % OF YOUR      AS % OF PUBLIC
PURCHASE AMOUNT                                             OFFERING PRICE     NET INVESTMENT     Offering Price
----------------------------------------------------------------------------------------------------------------
Less than $50,000                                                     2.50%               2.56%             2.00%
$50,000 but less than $100,000                                        2.00                2.04              1.60
$100,000 but less than $250,000                                       1.50                1.52              1.20
$250,000 but less than $500,000                                       1.25                1.27              1.00
$500,000 but less than $1,000,000                                     0.75                0.76               .60
$1,000,000 and over                                                     --(1)               --               .50(1)
----------------------------------------------------------------------------------------------------------------

(1) You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers a commission equal to the sum of 1.00% (0.50% for the Kentucky Limited Term Fund) of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. If you redeem your shares within 18 months of purchase, you may have to pay a contingent deferred sales charge (CDSC) of 1.00% (0.50% for the Kentucky Limited Term Fund) of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial adviser has made arrangements with Nuveen and agrees to waive the commission.

The initial sales charge applicable to Class A shares of the Kentucky Fund will be waived for Class A shares acquired in the Reorganization. Any subsequent purchases of Class A shares of the Kentucky Fund after the Reorganization will be subject to the initial sales charge, excluding Class A shares purchased through the dividend reinvestment plan.

The Class C shares of the Kentucky Fund and the Kentucky Limited Term Fund do not incur a sales charge when purchased, but each are subject to a .20% annual service fee and an annual distribution fee of .55% and .35%, respectively. Class C shares are also subject to a CDSC of 1.00% if redeemed within the first year after purchase.

Class R shares of the Kentucky Fund and the Kentucky Limited Term Fund have no sales charges or ongoing fees. For a complete description of the Class A, C and R shares, see the sections of the Funds' Prospectus and Statement of Additional Information entitled "Section 3 -- How You Can Buy and Sell Shares" and "Additional Information on the Purchase and Redemption of Fund Shares," respectively.

No contingent deferred sales charge will be imposed on Class C shares of the Kentucky Limited Term Fund in connection with the Reorganization. The holding period and conversion period for Class C shares of the Kentucky Fund received in connection with the Reorganization will be measured from the earlier of the time
(i) the holder purchased such shares from the Kentucky Limited Term Fund or (ii) the holder purchased such shares from any other Nuveen national or state fund and subsequently exchanged them for shares of the Kentucky Limited Term Fund.

Shares of the Kentucky Fund and the Kentucky Limited Term Fund may be purchased through a financial adviser, by check, by electronic transfer, and by exchange from certain other open-end mutual funds distributed by Nuveen. For a complete description regarding purchase of shares and exchange of shares of the Kentucky Fund and the Kentucky Limited Term Fund, see the sections of the Funds' Prospectus and Statement of Additional Information entitled "Section 3 -- How You Can Buy and Sell Shares" and "Additional Information on the Purchase and Redemption of Fund Shares," respectively.

Shares of the Kentucky Fund and the Kentucky Limited Term Fund properly presented for redemption may be redeemed or exchanged at the next determined net asset value per share (subject to any applicable deferred sales charge). Nuveen will waive any deferred sales charge that would otherwise apply to a redemption or exchange of Kentucky Limited Term Fund shares made prior to the Reorganization. Shares of either the Kentucky Fund or the Kentucky Limited Term Fund may be redeemed or exchanged through a financial adviser by mail or by special redemption privileges (telephone exchange, telephone redemption, by check or by electronic transfer). If any shares of the Kentucky Fund or the Kentucky Limited Term Fund were purchased less than 15 days prior to your request, the Funds do not mail the redemption proceeds until the check for the purchase has cleared, which can take up to 15 days. In addition, the Kentucky Fund and the Kentucky Limited Term

Fund may suspend redemptions or delay payment on redemptions for more than seven days (three days for street name accounts) in certain extraordinary circumstances as described in the Funds' Statement of Additional Information. In order to limit excessive exchange activity and in other circumstances where the Adviser believes doing so would be in the best interests of a Fund, the Kentucky Fund and the Kentucky Limited Term Fund reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders are notified in the event this happens to the extent required by law.

No further purchases of the shares of the Kentucky Limited Term Fund may be made after the date on which the shareholders of the Kentucky Limited Term Fund approve the Reorganization, and the stock transfer books of the Kentucky Limited Term Fund will be permanently closed as of the date of Closing. Only redemption requests and transfer instructions received in proper form by the close of business on the day prior to the date of Closing will be fulfilled by the Kentucky Limited Term Fund. Redemption requests or transfer instructions received by the Kentucky Limited Term Fund after that date will be treated by the Fund as requests for the redemption or instructions for transfer of the shares of the Kentucky Fund credited to the accounts of the shareholders of the Kentucky Limited Term Fund. Redemption requests or transfer instructions received by the Kentucky Limited Term Fund after the close of business on the day prior to the date of Closing will be forwarded to the Kentucky Fund. For a complete description of the redemption arrangements for the Funds, see the sections of the Funds' Prospectuses entitled "Investing in the Funds -- How to Sell Fund Shares."

Capitalization. The following table sets forth the capitalization of the Kentucky Fund and the Kentucky Limited Term Fund as of November 30, 1998, and the pro forma capitalization of the combined fund as if the Reorganization had occurred on that date. These numbers may differ at the time of Closing.

                  CAPITALIZATION TABLE AS OF NOVEMBER 30, 1998
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                KENTUCKY      KENTUCKY LIMITED
                                                                    FUND             TERM FUND    Pro Forma (1)
---------------------------------------------------------------------------------------------------------------
NET ASSETS
    Class A shares                                            466,860,435         8,147,214        475,007,649
    Class B shares                                              6,554,245               N/A          6,554,245
    Class C shares                                             31,145,672         2,987,159         34,132,831
    Class R shares                                                794,895            18,577            813,472
                                                              -----------        ----------        -----------
         Total                                                505,355,247        11,152,950        516,508,197
                                                              ===========        ==========        ===========
NET ASSET VALUE PER SHARE
    Class A shares                                                  11.46             10.19              11.46
    Class B shares                                                  11.46               N/A              11.46
    Class C shares                                                  11.45             10.18              11.45
    Class R shares                                                  11.44             10.17              11.44
SHARES OUTSTANDING
    Class A shares                                             40,739,829           799,642         41,450,755
    Class B shares                                                571,833               N/A            571,833
    Class C shares                                              2,720,086           293,307          2,980,973
    Class R shares                                                 69,511             1,827             71,135
                                                              -----------        ----------        -----------
         Total                                                 44,101,259         1,094,776         45,074,696
                                                              ===========        ==========        ===========
SHARES AUTHORIZED
    Class A shares                                              Unlimited         Unlimited          Unlimited
    Class B shares                                              Unlimited               N/A          Unlimited
    Class C shares                                              Unlimited         Unlimited          Unlimited
    Class R shares                                              Unlimited         Unlimited          Unlimited
---------------------------------------------------------------------------------------------------------------

(1)  The pro forma figures reflect the effect of the Reorganization.
N/A The Kentucky Limited Term Fund is not authorized to issue Class B Shares.

B. RISK FACTORS

SIMILARITIES OF RISKS

The investment objectives of the Kentucky Fund and the Kentucky Limited Term Fund are substantially the same. The investment policies of the Funds are substantially the same insofar as they may purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase or are nonrated but judged to be investment grade by the Adviser. If suitable municipal bonds from Kentucky are not available at attractive prices and yields, the Funds may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state, and local income taxes.

The Funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Funds may only purchase leases where the issuer has a strong incentive to continue making appropriations until maturity. The Kentucky Fund and the Kentucky Limited Term Fund also engage in certain common investment practices such as the purchase and sale of securities on a "when-issued" and "delayed delivery" basis. In addition, the Funds may periodically engage in hedging transactions as described in the sections of the Funds' Statement of Additional Information entitled "Investment Policies and Investment
Portfolio -- Hedging and Other Defensive Actions." To the extent that the investment objectives and investment policies and practices are substantially the same, the risks associated with an investment in the Funds are substantially the same.

The Funds invest at least 80% of their total assets in Kentucky municipal securities. A fund, such as the Funds, that concentrates its investments in issuers located in any one state generally is more susceptible to economic, political or regulatory events that adversely affect the state in which such company has concentrated its investments than a fund that does not concentrate its investments in any one state. For a general description of the risks involved in investing in Kentucky municipal bonds, see the sections of the Funds' Statement and Additional Information entitled "Investment Policies and Investment Portfolio -- Factors Pertaining to Kentucky," and of the Funds' Prospectus entitled "Appendix: Additional State Information."

The Kentucky Fund and the Kentucky Limited Term Fund may also invest a substantial portion of their assets in securities that are subject to the federal alternative minimum tax. As with the Kentucky Limited Term Fund, the Kentucky Fund may not be a suitable investment for shareholders subject to the federal alternative minimum tax.

Investment in either the Kentucky Fund or the Kentucky Limited Term Fund may not be appropriate for all investors. The Funds are not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Funds. An investment in either Fund is intended to be a long-term investment and should not be used as a trading vehicle.

DIFFERENCES IN RISKS

The Kentucky Fund and the Kentucky Limited Term Fund engage in some dissimilar investment practices. To the extent that the investment practices of the Funds differ, the risks associated with an investment in the Kentucky Fund are different from the risks associated with an investment in the Kentucky Limited Term Fund. An investment in the Kentucky Fund may not be appropriate for all Kentucky Limited Term Fund's shareholders. For a complete description of the risks of an investment in the Kentucky Fund or the Kentucky Limited Term Fund, see the sections in the Funds' Prospectus entitled "Fund Strategies."

Diversification. The Kentucky Limited Term Fund is a non-diversified fund, whereas the Kentucky Fund is a diversified fund. Non-diversified funds generally are more susceptible to economic, political or regulatory events that adversely affect an issuer in which such fund invests than a diversified fund. A diversified fund, however, is less likely to benefit from economic, political or regulatory events that beneficially affect issuers in which it invests because it generally invests a smaller percentage of its assets in each issuer in which it invests.

Maturity and Duration. The Kentucky Limited Term Fund is a limited-term fund and normally maintains a weighted average portfolio maturity of 1 to 7 years. The Kentucky Fund is a long-term fund and normally maintains a weighted average portfolio maturity of 15 to 30 years. For a comparison of the Funds' average portfolio maturity and duration, including pro-forma figures, see "Comparison of the Kentucky Fund with the Kentucky Limited Term Fund -- Maturity and Duration" above. Both dollar-weighted average maturity and duration reflect the sensitivity of a Fund to interest rate fluctuations, whereby a fund with a longer maturity and duration reacts more strongly to interest rate changes than a Fund with a shorter maturity and duration. The average dollar-weighted maturity of a Fund is the dollar-weighted average of the stated maturities of all debt instruments held by the Fund. Duration is the weighted present value of principal and interest payments expressed in years and may measure the sensitivity of a Fund's net asset value to incremental changes in interest rates more accurately than average maturity. For example, a Fund with a duration of
5.0 years should have about half the interest rate sensitivity of a Fund with a duration of 10.0 years, because the Fund with the shorter duration will receive payments (and can reinvest at prevailing interest rates) twice as quickly (on average).

C. THE PROPOSED REORGANIZATION

The material features of the Agreement are summarized below. This summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Agreement attached as Appendix A to the Reorganization SAI, a copy of which may be obtained without charge by calling the Funds at (800) 621-7227 and asking for the "Reorganization SAI."

TERMS OF THE AGREEMENT

Pursuant to the Agreement, the Kentucky Fund series of the Trust will acquire all of the assets and the liabilities of the Kentucky Limited Term Fund series of the Trust on the date of the Closing in consideration for Class A, C and R shares of the Kentucky Fund.

Subject to the Kentucky Limited Term Fund's shareholders approving the Reorganization, the closing (the "Closing") will occur April 23, 1999 or such later date as soon as practicable thereafter as the Kentucky Fund and the Kentucky Limited Term Fund may mutually agree.

On the date of the Closing, the Kentucky Limited Term Fund will transfer to the Kentucky Fund all of its assets and liabilities. The Kentucky Fund will in turn transfer to the Kentucky Limited Term Fund a number of its Class A, C and R shares equal in value to the value of the net assets of the Fund, transferred to the Kentucky Fund as of the date of the Closing, as determined in accordance with the valuation method described in the Kentucky Fund's then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Kentucky Fund and the Kentucky Limited Term Fund may individually distribute on or before the Closing all or substantially all of their respective undistributed net investment income (including net capital gains) as of such date.

The Kentucky Limited Term Fund will distribute in complete liquidation the Class A, C and R shares of the Kentucky Fund to the shareholders of the respective class of the Kentucky Limited Term Fund promptly after the Closing and then will be liquidated, dissolved and terminated as a series of the Trust in accordance with the Trust's Declaration of Trust.

The Kentucky Limited Term Fund has made certain standard representations and warranties to the Kentucky Fund regarding its capitalization, status and conduct of business.

Unless waived in accordance with the Agreement, the obligations of the parties to the Agreement are conditioned upon, among other things:

        A. the approval of the Reorganization by shareholders of the Kentucky Limited Term Fund;

        B. the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Agreement;

        C. the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

        D. the truth in all material respects as of the Closing of the representations and warranties of the parties and performance and compliance in all material respects with the parties' agreements, obligations and covenants required by the Agreement;

        E. the effectiveness under applicable law of the registration statement of the Kentucky Fund of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

        F. the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganization for federal income tax purposes.

The Agreement may be terminated or amended with respect to a Reorganization by the mutual consent of the parties either before or after approval thereof by the shareholders of the Kentucky Limited Term Fund, provided that no such amendment after such approval shall be made if it would have a material adverse affect on the interests of the Fund's shareholders. The Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to Closing.

The Board recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the Kentucky Limited Term Fund and that the interests of existing shareholders will not be diluted as a result of consummation of the proposed Reorganization.

DESCRIPTION OF SECURITIES TO BE ISSUED

Shares of Beneficial Interest. Beneficial interests in the Kentucky Fund being offered hereby are represented by transferable Class A, C and R shares, par value $0.01 per share. The Declaration of Trust of the Municipal Trust permits the trustees, as they deem necessary or desirable, to create one or more separate investment portfolios and to issue a separate series of shares for each portfolio and, subject to compliance with the 1940 Act, to further subdivide the shares of a series into one or more classes of shares for such portfolio.

Voting Rights of Shareholders. Holders of shares of the Kentucky Fund are entitled to one vote per share on matters as to which they are entitled to vote; however, separate votes generally are taken by each series on matters affecting an individual series.

The Kentucky Fund operates as a series of the Trust, an open-end management investment company registered with the SEC under the 1940 Act. In addition to the specific voting rights described above, shareholders of the Kentucky Fund are entitled, under current law, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions and the ratification of the selection of independent auditors. Moreover, under the 1940 Act, shareholders owning not less than 10% of the outstanding shares of the Trust may request that the board of trustees call a shareholders' meeting for the purpose of voting upon the removal of trustee(s).

CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS; SHARE CERTIFICATES

If the Reorganization is approved, the Kentucky Fund will establish an account for each Kentucky Limited Term Fund's shareholder containing the appropriate number of shares of the appropriate class of the Kentucky Fund. The shareholder services and shareholder programs of the Kentucky Fund and the Kentucky Limited Term Fund are substantially identical. Shareholders of the Kentucky Limited Term Fund who are accumulating shares of the Kentucky Limited Term Fund under the dividend reinvestment plan, or who are receiving payment under the systematic withdrawal plan with respect to shares of the Kentucky Limited Term Fund, will retain the same rights and privileges after the Reorganization in connection with the Kentucky Fund Class A, C or R shares received in the Reorganization through substantially identical plans maintained by the Kentucky Fund. Chase Manhattan Bank, custodian for the Kentucky Limited Term Fund, serves as the custodian for the assets of the Kentucky Fund.

Upon approval of the Reorganization, shareholders of the Kentucky Limited Term Fund who currently own shares in certificate form are asked to surrender these shares to the Kentucky Limited Term Fund's transfer agent, Chase Global Fund Services, P.O. Box 5186, NY, NY 10274. Kentucky Limited Term Fund shareholders must submit a written request to Chase in order to receive certificates for their Kentucky Fund shares. No certificates for Kentucky Fund shares will be issued as part of the Reorganization except upon request.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following is a general discussion of the material federal income tax consequences of the Reorganization to shareholders of the Kentucky Limited Term Fund and shareholders of the Kentucky Fund. The discussion set forth below is for general information only and may not apply to a holder subject to special treatment under the Internal Revenue Code of 1986, as amended (the "Code"), such as a holder that is a bank, an insurance company, a dealer in securities, a tax-exempt organization, or a foreign person, or that acquired its Class A, C and R shares of the Kentucky Limited Term Fund pursuant to the exercise of employee stock options or otherwise as compensation. It is based upon the Code, legislative history, Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the "Service") and other relevant authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly on a retroactive basis). This summary is limited to shareholders who hold their Kentucky Limited Term Fund shares as capital assets. No advance rulings have been or will be sought from the Service regarding any matter discussed in this Prospectus/ Proxy Statement. Accordingly, no assurances can be given that the Service could not successfully challenge the intended federal income tax treatment described below. Shareholders should consult their own tax advisers to determine the specific federal income tax consequences of all transactions relating to the Reorganization, as well as the effects of state, local and foreign tax laws and possible changes to the tax laws.

The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Code. It is a condition to the Closing of the Reorganization that the Trust and the Fund receive an opinion from Vedder, Price, Kaufman & Kammholz ("Vedder Price") substantially to the effect that for federal income tax purposes:

        A. The acquisition by the Kentucky Fund of the assets of the Kentucky Limited Term Fund in exchange solely for Class A, C and R shares of the Kentucky Fund and the assumption by the Kentucky Fund of the liabilities of the Kentucky Limited Term Fund will qualify as tax-free reorganization within the meaning of Section 368(a)(1)(c) of the Code.

        B. No gain or loss will be recognized by the Kentucky Limited Term Fund or the Kentucky Fund upon the transfer to the Kentucky Fund of the assets of the Kentucky Limited Term Fund in exchange solely for the Class A, C and R shares of the Kentucky Fund and the assumption by the Kentucky Fund of the liabilities of the Kentucky Limited Term Fund.

        C. The Kentucky Fund's basis in the Kentucky Limited Term Fund's assets received in the Reorganization will equal the basis of such assets in the hands of the Kentucky Limited Term Fund immediately prior to the transfer, and the Kentucky Fund's holding period of such assets will, in each instance, include the period during which the assets were held by the Kentucky Limited Term Fund.

        D. No gain or loss will be recognized by the shareholders of the Kentucky Limited Term Fund upon the exchange of their shares of the Kentucky Limited Term Fund for the Class A, C and R shares of the Kentucky Fund.

        E. The aggregate tax basis in the Class A, C and R shares of the Kentucky Fund received by the shareholders of the Kentucky Limited Term Fund will be the same as the aggregate tax basis of the shares of the Kentucky Limited Term Fund surrendered in exchange therefor.

        F. The holding period of the Class A, C and R shares of the Kentucky Fund received by the shareholders of the Kentucky Limited Term Fund will include the holding period of the shares of the Kentucky Limited Term Fund surrendered in exchange therefor provided such surrendered shares of the Kentucky Limited Term Fund are held as capital assets by such shareholder.

In rendering its opinions, Vedder Price will rely upon certain representations of the management of the Kentucky Fund and the Kentucky Limited Term Fund and assume that the Reorganization will be consummated as described in the Agreement and that redemptions of shares of the Kentucky Limited Term Fund occurring prior to the Closing and post-Closing redemption of shares of the Kentucky Fund that are received in the Reorganization will consist solely of redemptions in the ordinary course of business.

The Kentucky Fund intends to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Kentucky Limited Term Fund and its shareholders.

EXPENSES

Because the benefits of the Reorganization is anticipated to accrue almost exclusively to shareholders of the Kentucky Limited Term Fund, the Kentucky Limited Term Fund will pay all of the costs associated with the Reorganization. The Board of Trustees of the Trust believes that these costs will be more than offset over time by the anticipated lower operating costs of the Funds. Management of the Kentucky Limited Term Fund estimates that expenses for the Reorganization will equal approximately $72,000. In addition, separate from the Reorganization, the Adviser has agreed to waive its right to seek reimbursement from the Kentucky Limited Term Fund for any remaining unamortized organizational expenses.

The Board of the Trust has determined that the foregoing arrangement with respect to expenses is fair and reasonable.

As noted above, shareholders of the Kentucky Limited Term Fund may redeem their shares or, exchange their shares for shares of certain other open-end mutual funds distributed by Nuveen including the Nuveen Flagship Limited Term Municipal Bond Fund, at any time prior to the closing of the Reorganization. See "Distribution, Purchase, Valuation, Redemption and Exchange of Shares" above. Redemptions and exchanges of shares generally are taxable transactions for federal income tax purposes, unless your shares are held in an account that is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisers regarding the federal, state and local tax consequences of potential transactions.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization and issuance of Class A, C and R shares of the Kentucky Fund will be passed on by Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601.

FINANCIAL STATEMENTS

For condensed financial information for the Kentucky Fund and the Kentucky Limited Term Fund, see "Financial Highlights" in the Fund's Prospectus and Exhibit A to this Prospectus/Proxy Statement.

In addition, incorporated by reference in their respective entireties are the unaudited financial statements for the six months ended November 30, 1998 and the audited financial statements for the fiscal year ended May 31, 1998 for the Kentucky Fund and the Kentucky Limited Term Fund attached as Exhibit C to the Reorganization SAI.

D. RECOMMENDATION OF THE BOARD

The Board of the Trust has unanimously approved the Agreement and has determined that participation in the Reorganization is in the best interests of the Kentucky Limited Term Fund. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSED REORGANIZATION.

                               OTHER INFORMATION

A. SHAREHOLDERS OF THE KENTUCKY FUND AND THE KENTUCKY LIMITED TERM FUND

As of February 1, 1999, the trustees and officers of the Kentucky Fund as a group own less than 1% of the shares of the Kentucky Fund. The following table sets forth the percentage of each person who, as of February 1, 1999, owns of record, or is known by the Trust to own of record or beneficially own 5% or more of any class of shares of the Kentucky Fund.

------------------------------------------------------------------------------------------------
CLASS                     NAME AND ADDRESS OF OWNER                      PERCENTAGE OF OWNERSHIP
------------------------------------------------------------------------------------------------
 A
 B
 C
 R

At the close of business on February 1, 1999, the record date with respect to the Special Meeting of shareholders of the Kentucky Limited Term Fund, there
were                Class A shares,                Class C shares and
               Class R shares, respectively, of the Fund. As of February 1, 1999, the trustees and officers of the Kentucky Limited Term Fund as a group own less than 1% of the outstanding shares of the Kentucky Limited Term Fund. The following table sets forth the percentage of each person who, as of February 1, 1999, owns of record, or is known by the Trust to own of record or beneficially own 5% or more of any class of shares of the Kentucky Limited Term Fund.

------------------------------------------------------------------------------------------------
CLASS                     NAME AND ADDRESS OF OWNER                      PERCENTAGE OF OWNERSHIP
------------------------------------------------------------------------------------------------
 A
 C
 R

B. SHAREHOLDER PROPOSALS

As a general matter, the Kentucky Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. In the event the Reorganization is not consummated, the Kentucky Limited Term Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Kentucky Fund or the Kentucky Limited Term Fund should send such proposal to the respective Fund at 333 West Wacker Drive, Chicago, Illinois 60606. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

                      VOTING INFORMATION AND REQUIREMENTS

Holders of shares of the Kentucky Limited Term Fund are entitled to one vote per share on matters as to which they are entitled to vote. The Kentucky Limited Term Fund does not utilize cumulative voting.

Each valid proxy given by a shareholder of the Kentucky Limited Term Fund will be voted by the persons named in the proxy in accordance with the instructions marked thereon and as the persons named in the proxy may determine on such other business as may come before the Special Meeting on which shareholders are entitled to vote. If no designation is made, the proxy will be voted by the persons named in the proxy as recommended by the Board "FOR" approval of the Reorganization. Abstentions and broker non-votes (i.e. shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) do not count as votes "FOR" the proposal and are treated as votes "AGAINST." Thirty percent of the outstanding shares of the Fund entitled to vote on the proposals must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Kentucky Limited Term Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

It is not anticipated that any action will be asked of the shareholders of the Kentucky Limited Term Fund other than as indicated above, but if other matters are properly brought before the Special Meeting, it is intended that the persons named in the proxy will vote in accordance with their judgment.

APPROVAL OF THE REORGANIZATION WILL REQUIRE THE FAVORABLE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF THE KENTUCKY LIMITED TERM FUND ENTITLED TO VOTE.

In the event that sufficient votes in favor of a proposal are not received by the scheduled time of the Special Meeting, the persons named in the proxy may propose and vote in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies. If sufficient shares were present to constitute a quorum, but insufficient votes had been cast in favor of a proposal to approve it, proxies would be voted in favor of adjournment only if the Board determined that adjournment and additional solicitation was reasonable and in the best interest of the shareholders of the Kentucky Limited Term Fund, taking into account the nature of the proposal, the percentage of the votes actually cast, the percentage of negative votes, the nature of any further solicitation that might be made and the information provided to shareholders about the reasons for additional solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Special Meeting to be adjourned.

Proxies of shareholders of the Kentucky Limited Term Fund are solicited by the Board. Additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Adviser or Nuveen, or by dealers or their representatives. In addition, such solicitation servicing may also be provided by D. F. King, at a cost estimated to be approximately $2,000, plus reasonable expenses.

February   , 1999

                  PLEASE SIGN AND RETURN YOUR PROXY PROMPTLY.

                 YOUR VOTE IS IMPORTANT AND YOUR PARTICIPATION
              IN THE AFFAIRS OF YOUR FUND DOES MAKE A DIFFERENCE.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)               EXHIBIT A

Selected data for a share outstanding throughout each period is as follows:

-----------------------------------------------------------------------------------------------------------------------------------
CLASS                                               INVESTMENT OPERATIONS              LESS DISTRIBUTIONS
(INCEPTION DATE)                               --------------------------------   ----------------------------

                                                                    NET
                                                              REALIZED/                                          ENDING
                                   BEGINNING          NET    UNREALIZED                  NET                        NET
YEAR ENDED                         NET ASSET   INVESTMENT    INVESTMENT           INVESTMENT   CAPITAL            ASSET       TOTAL
MAY 31,                                VALUE    INCOME(A)   GAIN (LOSS)   TOTAL       INCOME      GAIN   TOTAL    VALUE   RETURN(B)
-----------------------------------------------------------------------------------------------------------------------------------
KENTUCKY**
CLASS A (5/87)
  1999(d)                           $11.39        $.28         $ .07      $ .35     $(.28)      $  --    $(.28)  $11.46      3.13%
  1998                               11.05         .59           .38        .97      (.58)       (.05)    (.63)   11.39      9.00
  1997                               10.82         .60           .24        .84      (.60)       (.01)    (.61)   11.05      7.87
  1996                               10.99         .61          (.17)       .44      (.61)         --     (.61)   10.82      4.04
  1995                               10.65         .61           .35        .96      (.62)         --     (.62)   10.99      9.42
  1994                               11.06         .62          (.40)       .22      (.63)         --     (.63)   10.65      1.90
CLASS B (2/97)
  1999(d)                            11.39         .24           .07        .31      (.24)         --     (.24)   11.46      2.75
  1998                               11.06         .50           .38        .88      (.50)       (.05)    (.55)   11.39      8.10
  1997(c)                            11.07         .17          (.01)       .16      (.17)         --     (.17)   11.06      1.47
CLASS C (10/93)
  1999(d)                            11.38         .25           .07        .32      (.25)         --     (.25)   11.45      2.86
  1998                               11.04         .52           .39        .91      (.52)       (.05)    (.57)   11.38      8.43
  1997                               10.81         .54           .24        .78      (.54)       (.01)    (.55)   11.04      7.29
  1996                               10.99         .54          (.17)       .37      (.55)         --     (.55)   10.81      3.38
  1995                               10.65         .55           .35        .90      (.56)         --     (.56)   10.99      8.82
  1994(c)                            11.46         .36          (.81)      (.45)     (.36)         --     (.36)   10.65     (5.88)*
CLASS R (2/97)
  1999(d)                            11.37         .29           .08        .37      (.30)         --     (.30)   11.44      3.24
  1998                               11.03         .61           .39       1.00      (.61)       (.05)    (.66)   11.37      9.25
  1997(c)                            11.08         .20          (.04)       .16      (.21)         --     (.21)   11.03      1.42
-----------------------------------------------------------------------------------------------------------------------------------
KENTUCKY LIMITED***
CLASS A (9/95)
  1999(d)                           $10.12        $.21         $ .07      $ .28     $(.21)      $  --    $(.21)  $10.19      2.80%
  1998                                9.92         .44           .20        .64      (.44)         --     (.44)   10.12      6.53
  1997                                9.79         .45           .12        .57      (.44)         --     (.44)    9.92      5.96
  1996(c)                             9.75         .31           .04        .35      (.31)         --     (.31)    9.79      5.45*
CLASS C (9/95)
  1999(d)                            10.12         .19           .06        .25      (.19)         --     (.19)   10.18      2.52
  1998                                9.92         .40           .20        .60      (.40)         --     (.40)   10.12      6.17
  1997                                9.79         .41           .13        .54      (.41)         --     (.41)    9.92      5.64
  1996(c)                             9.75         .29           .04        .33      (.29)         --     (.29)    9.79      5.12*
CLASS R (2/97)
  1999(d)                            10.10         .22           .07        .29      (.22)         --     (.22)   10.17      2.93
  1998                                9.92         .46           .18        .64      (.46)         --     (.46)   10.10      6.58
  1997(c)                             9.98         .15          (.10)       .05      (.11)         --     (.11)    9.92       .56
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
CLASS                                                              RATIOS/SUPPLEMENTAL DATA
(INCEPTION DATE)                   -----------------------------------------------------------------------------------------
                                                                   RATIO OF
                                                                        NET                              RATIO OF
                                                   RATIO OF      INVESTMENT           RATIO OF     NET INVESTMENT
                                     ENDING     EXPENSES TO       INCOME TO           EXPENSES             INCOME
                                        NET     AVERAGE NET     AVERAGE NET         TO AVERAGE         TO AVERAGE   PORTFOLIO
YEAR ENDED                           ASSETS   ASSETS BEFORE   ASSETS BEFORE   NET ASSETS AFTER   NET ASSETS AFTER   TURNOVER
MAY 31,                               (000)   REIMBURSEMENT   REIMBURSEMENT   REIMBURSEMENT(A)   REIMBURSEMENT(A)       RATE
----------------------------------------------------------------------------------------------------------------------------
KENTUCKY**
CLASS A (5/87)
  1999(d)                          $466,860        .85%*          4.89%*             .85%*             4.89%*           5%
  1998                              451,338        .84            5.12               .77               5.19            12
  1997                              430,803        .99            5.20               .75               5.44            13
  1996                              410,808       1.02            5.19               .71               5.50            17
  1995                              394,457       1.04            5.49               .68               5.85            28
  1994                              369,495       1.03            5.15               .58               5.60            12
CLASS B (2/97)
  1999(d)                             6,554       1.59*           4.13*             1.59*              4.13*            5
  1998                                4,273       1.59            4.33              1.54               4.38            12
  1997(c)                               544       1.59*           4.56*             1.39*              4.76*           13
CLASS C (10/93)
  1999(d)                            31,146       1.40*           4.34*             1.40*              4.34*            5
  1998                               28,630       1.39            4.57              1.33               4.63            12
  1997                               24,468       1.54            4.64              1.29               4.89            13
  1996                               20,647       1.57            4.63              1.27               4.93            17
  1995                               15,831       1.58            4.92              1.23               5.27            28
  1994(c)                            11,172       1.65*           4.39*             1.08*              4.96*           12
CLASS R (2/97)
  1999(d)                               795        .65*           5.09*              .65*              5.09*            5
  1998                                  675        .64            5.31               .58               5.37            12
  1997(c)                               455        .64*           5.62*              .49*              5.77*           13
----------------------------------------------------------------------------------------------------------------------------
KENTUCKY LIMITED***
CLASS A (9/95)
  1999(d)                          $  8,147       1.25%*          3.70%*             .87%*             4.08%*          --%
  1998                                8,989       1.34            3.67               .66               4.35            36
  1997                                8,870       1.68            3.37               .53               4.52            56
  1996(c)                             8,389       1.67*           3.07*              .37*              4.37*           48
CLASS C (9/95)
  1999(d)                             2,987       1.60*           3.35*             1.22*              3.73*           --
  1998                                2,416       1.69            3.32              1.01               4.00            36
  1997                                2,144       2.00            3.03               .84               4.19            56
  1996(c)                             1,767       1.98*           2.78*              .64*              4.12*           48
CLASS R (2/97)
  1999(d)                                19       1.05*           3.90*              .67*              4.28*           --
  1998                                   16       1.13            3.87               .46               4.54            36
  1997(c)                                --        .86*           4.87*               --               5.73*           56
----------------------------------------------------------------------------------------------------------------------------

 * Annualized.
 ** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Kentucky.
*** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Kentucky Limited.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c)  From commencement of class operations as noted.
(d)  For the six months ended November 30, 1998.

                    Supplement Dated December 31,1998 to the
                       Prospectus Dated September 30,1998

-------------------

                      NUVEEN FLAGSHIP MULTISTATE TRUST IV
           NUVEEN FLAGSHIP KENTUCKY LIMITED TERM MUNICIPAL BOND FUND

-------------------

We at John Nuveen & Co. Incorporated appreciate the level of trust you have placed in us and are committed to providing you with the latest information regarding your investments. That is why we want to inform you in advance of a proposed merger of the Nuveen Flagship Kentucky Limited Term Municipal Bond Fund (the "Fund") into the Nuveen Flagship Kentucky Municipal Bond Fund (the "Acquired Fund"). The board of directors of the Kentucky Limited Term Fund have determined that the merger would benefit shareholders in a number of ways, including:


- lower gross operating expenses as a percentage of net assets;
- improved portfolio diversification and lower portfolio transaction costs;
- continued exemption of dividends from Kentucky state income taxes; and
- higher dividends per share.

The Board believes that these potential benefits, together with the potentially higher distributions from the Kentucky Fund, should offset the risks associated with investments in a long-term bond fund.

The Trustees of the Nuveen Flagship Multistate Trust IV have approved a tax-free reorganization of the Fund as described below. The Fund is closed to new investors effective December 31, 1998. Only shareholders with existing accounts may continue to make additional purchases and to reinvest dividends into existing accounts.

Under the terms of the reorganization, the Fund would transfer all of its assets and liabilities to the Acquiring Fund, a series of the Nuveen Flagship Municipal Trust IV, in a tax-free exchange for an equal value of shares of the Acquiring Fund. The Acquiring Fund is a municipal bond fund whose investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. As with any mutual fund, there is no assurance that the Acquiring Fund will meet its investment objective. The reorganization is subject to certain regulatory approvals and the approval of the Fund's shareholders. A meeting of shareholders has been called for April 15, 1999 for the purpose of voting on the proposed reorganization. Further information regarding the proposed reorganization and the shareholder meeting will be contained in a proxy statement that is scheduled to be mailed in mid February, 1999.

NUVEEN
MUNICIPAL
BOND FUNDS

September 30, 1998

-------------------------------
Prospectus
-------------------------------

Dependable, tax-free income
to help you keep more of
what you earn.


KANSAS

KENTUCKY

MICHIGAN

MISSOURI                           [PHOTO APPEARS HERE]

OHIO

WISCONSIN

-------------------------------
NOT FDIC-     MAY LOSE VALUE
INSURED       NO BANK GUARANTEE
-------------------------------

Like all mutual fund shares these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS


                                SECTION 1      THE FUNDS
                                This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.

                                Introduction.................................................................  1
                                Nuveen Flagship Kansas Municipal Bond Fund...................................  2
                                Nuveen Flagship Kentucky Municipal Bond Fund.................................  4
                                Nuveen Flagship Kentucky Limited Term Municipal Bond Fund....................  6
                                Nuveen Flagship Michigan Municipal Bond Fund.................................  8
                                Nuveen Flagship Missouri Municipal Bond Fund................................. 10
                                Nuveen Flagship Ohio Municipal Bond Fund..................................... 12
WE HAVE USED THE ICONS          Nuveen Flagship Wisconsin Municipal Bond Fund................................ 14
BELOW THROUGHOUT THIS
PROSPECTUS TO MAKE IT           SECTION 2      HOW WE MANAGE YOUR MONEY
EASY FOR YOU TO FIND THE        This section gives you a detailed discussion of our investment and risk
TYPE OF INFORMATION             management strategies.
YOU NEED.
                                Who Manages the Funds........................................................ 16
                                Management Fees.............................................................. 17
                                What Securities We Invest In................................................. 17
                                How We Select Investments.................................................... 18
                                What the Risks Are........................................................... 19
                                How We Manage Risk........................................................... 20

                                SECTION 3      HOW YOU CAN BUY AND SELL SHARES
Investment Strategy             This section provides the information you need to move money into or out of your account.

                                How to Choose a Share Class.................................................. 21
  Risks                         How to Reduce Your Sales Charge.............................................. 23
                                How to Buy Shares............................................................ 23
                                Systematic Investing......................................................... 24
  Fees, Charges                 Systematic Withdrawal........................................................ 25
  and Expenses                  Special Services............................................................. 25
                                How to Sell Shares........................................................... 26

  Shareholder                   SECTION 4      GENERAL INFORMATION
  Instructions
                                This section summarizes the funds' distribution policies and other general fund information.

  Performance and               Distributions and Taxes...................................................... 28
  Current Portfolio             Distribution and Service Plans............................................... 29
  Information                   Net Asset Value.............................................................. 30
                                Fund Service Providers....................................................... 30

                                SECTION 5      FINANCIAL HIGHLIGHTS

                                This section provides the funds' financial performance
                                for the past 5 years.                                                         31
                                APPENDIX       ADDITIONAL STATE INFORMATION.................................. 38

                                                          September 30,1998


Section 1  The Funds

                    Nuveen Flagship Kansas Municipal Bond Fund
                    Nuveen Flagship Kentucky Municipal Bond Fund
                    Nuveen Flagship Kentucky Limited Term Municipal Bond Fund Nuveen Flagship Michigan Municipal Bond Fund
                    Nuveen Flagship Missouri Municipal Bond Fund
                    Nuveen Flagship Ohio Municipal Bond Fund
                    Nuveen Flagship Wisconsin Municipal Bond Fund

               Prospectus

               This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.

               To learn more about how Nuveen Mutual Funds can help you achieve your financial goals, talk with your financial adviser. Or call us at (800) 257-8787 for more information

               A Century of Investment Experience

               Since our founding in 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and maintain wealth.

                                                         Section 1  The Funds  1

                  NUVEEN FLAGSHIP KANSAS MUNICIPAL BOND FUND

FUND OVERVIEW

     INVESTMENT OBJECTIVE

     The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

     HOW THE FUND PURSUES ITS OBJECTIVE

     The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

     The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

     WHAT ARE THE RISKS OF INVESTING IN THE FUND?

     The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Kansas bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

     The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

     IS THIS FUND RIGHT FOR YOU?

     The fund may be a suitable investment for you if you seek to:

       .  Earn regular monthly tax-free dividends;
       .  Preserve investment capital over time;
       .  Reduce taxes on investment income;
       . Set aside money systematically for retirement, estate planning or college funding.

     You should not invest in this fund if you seek to:
       .  Pursue an aggressive, high-growth investment strategy;
       .  Invest through an IRA or 401(k) plan;
       .  Avoid fluctuations in share price.

     HOW THE FUND HAS PERFORMED

     The fund's investment adviser is Nuveen Advisory Corp., Nuveen's Premier Adviser(SM) for municipal bond investing. The chart and table below illustrate annual fund returns for each of the past five years as well as annualized fund, peer group and market benchmark returns for the one-, five-year and inception periods ending December 31, 1997. This information is intended to help you assess the variability of fund returns over the past five years (and consequently, the potential rewards and risks of a fund investment).

     Total Returns/1/

                           [BAR CHART APPEARS HERE]

                            Class A Annual Returns

                              1993         14.1%
                              1994         -8.3%
                              1995         17.7%
                              1996          3.4%
                              1997          9.7%

     From inception in January 1992 to December 31, 1997, the highest and lowest quarterly returns were 6.96% and -7.73%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does.

                               Average Annual Total Returns for
                             the Periods Ending December 31, 1997
                             ------------------------------------
Class                        1 Year      5 Year         Inception
------------------------------------------------------------------
Class A (Offer)               5.11%      5.98%           6.82%
Class A (NAV)                 9.67%      6.90%           7.60%
Class B                       4.30%      6.00%           6.76%
Class C                       9.31%      6.54%           7.23%
Class R                      10.47%      7.06%           7.73%
------------------------------------------------------------------
LB Market
     Benchmark/2/             9.19%      7.36%           7.67%
Lipper
     Peer Group/3/            7.84%      6.33%           6.85%

2    Section 1   The Funds

WHAT ARE THE COSTS OF INVESTING?

SHAREHOLDER TRANSACTION EXPENSES/4/

Paid Directly From Your Investment

Share Class                                 A         B       C       R/5/
--------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                                4.20%/6/  None    None    None

Maximum Sales Charge Imposed
on Reinvested Dividends                     None      None    None    None

Exchange Fees                               None      None    None    None

Deferred Sales Charge/7/                    None/8/    5%/9/  1%/10/  None

ANNUAL FUND OPERATING EXPENSES/11/

Paid From Fund Assets

Share Class                                     A       B       C       R

Management Fees                               .55%    .55%    .55%    .55%

12b-1 Distribution and Service Fees           .20%    .95%    .75%     --%

Other Expenses                                .15%    .15%    .14%    .15%

Total Annual Fund Operating

Expenses-Gross+                               .90%   1.65%   1.44%    .70%

+ After Expense Reimbursements
Reimbursements                               (.19%)  (.20%)  (.20%)  (.19%)

Total Annual Fund Operating Expenses-Net      .71%   1.45%   1.24%    .51%

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                              Redemption                    No Redemption
Share Class        A        B          C      R      A       B       C      R
-------------------------------------------------------------------------------
1 Year           $  508  $  563  $  147   $  72  $  508  $  168  $  147  $  72

3 Years          $  695  $  839  $  456   $ 224  $  695  $  520  $  456  $ 224

5 Years          $  898  $1,011  $  787   $ 390  $  898  $  897  $  787  $ 390

10 Years         $1,481  $1,754  $1,724   $ 871  $1,481  $1,754  $1,724  $ 871

HOW THE FUND IS INVESTED (AS OF 5/31/98)

PORTFOLIO STATISTICS

Weighted Average Maturity          20.6 years

Weighted Average Duration           7.6 years

Weighted Average Credit Quality           AA

Number of Issues                          60

CREDIT QUALITY

AAA                                     49%

AA                                      24%

A                                       17%

BBB/NR                                  10%

INDUSTRY DIVERSIFICATION (TOP 5)

                           [PIE CHART APPEARS HERE]

                      Utilities                     (8%)
                      Other                        (27%)
                      Tax Obligation-Limited       (20%)
                      Health Care                  (20%)
                      U.S. Guaranteed              (13%)
                      Housing-Multifamily          (12%)

1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception, and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/98 was 2.69%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Kansas Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares.

6. Reduced sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.   As a percentage of lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10.  Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.


                                                          Section 1  The Funds 3

                 NUVEEN FLAGSHIP KENTUCKY MUNICIPAL BOND FUND

     Fund Overview

     Investment Objective

     The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

     How the Fund Pursues Its Objective


     The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

     The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

     What are the Risks of Investing in the Fund?


     The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Kentucky bonds. As with any mutual fund investment, loss of money is a risk of investing.


     The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

     Is This Fund Right For You?

     The fund may be a suitable investment for you if you seek to:

      . Earn regular monthly tax-free dividends;

      . Preserve investment capital over time;

      . Reduce taxes on investment income;

      . Set aside money systematically for retirement, estate planning or college funding.

     You should not invest in this fund if you seek to:

      . Pursue an aggressive, high-growth investment strategy;

      . Invest through an IRA or 401(k) plan;

      . Avoid fluctuations in share price.

     How The Fund Has Performed

     The fund's investment adviser is Nuveen Advisory Corp., Nuveen's Premier Adviser(SM) for municipal bond investing. The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund, peer group and market benchmark returns for the one-, five- and ten-year periods ending December 31, 1997. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).

     TOTAL RETURNS/1/

                           [BAR CHART APPEARS HERE]

                            Class A Annual Returns

                               1988       13.5%
                               1989       10.8%
                               1990        6.5%
                               1991       12.4%
                               1992        9.3%
                               1993       12.3%
                               1994       -5.4%
                               1995       17.3%
                               1996        3.9%
                               1997        9.1%

     During the ten years ending December 31, 1997, the highest and lowest quarterly returns were 7.13% and -5.54%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the 1-, 5- and 10-year average annual return table does.

                                             Average Annual Total Returns for
                                           the Periods Ending December 31, 1997
      Class                        1 Year              5 Year              10 Year
      ------------------------------------------------------------------------------
      Class A (Offer)              4.46%               6.21%               8.32%
      Class A (NAV)                9.08%               7.12%               8.79%
      Class B                      4.29%               6.34%               8.31%
      Class C                      8.41%               6.52%               8.19%
      Class R                      9.11%               7.13%               8.79%
      ------------------------------------------------------------------------------
      LB Market
           Benchmark/2/            9.19%               7.36%               8.58%
      Lipper
           Peer Group/3/           8.43%               6.80%               8.42%

4 Section 1 The Funds

What are the Costs of Investing?

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                                 A          B       C         R/5/
-----------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                                4.20%/6/   None    None      None

Maximum Sales Charge Imposed
on Reinvested Dividends                     None       None    None      None

Exchange Fees                               None       None    None      None

Deferred Sales Charge/7/                    None/8/    5%/9/   1%/10/    None

Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                                  A         B       C       R
----------------------------------------------------------------------------
Management Fees                               .54%      .54%    .54%    .54%

12b-1 Distribution and Service Fees           .20%      .95%    .75%     --%

Other Expenses                                .10%      .10%    .10%    .10%


Total Annual Fund Operating

Expenses-Gross                                .84%     1.59%   1.39%    .64%


After Expense Reimbursements

Reimbursements                               (.07%)    (.05%)  (.06%)  (.06%)

Total Annual Fund Operating Expenses-Net      .77%     1.54%   1.33%    .58%


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                             Redemption                           No Redemption
Share Class        A        B         C       R        A           B          C        R
-----------------------------------------------------------------------------------------
 1 Year        $  502    $  557    $  142    $ 65      $  502    $  162    $  142    $ 65
 3 Years       $  677    $  821    $  440    $205      $  677    $  502    $  440    $205
 5 Years       $  866    $  980    $  761    $357      $  866    $  866    $  761    $357
10 Years       $1,414    $1,688    $1,669    $798      $1,414    $1,688    $1,669    $798

How the Fund Is Invested (as of 5/31/98)

    Portfolio Statistics

    Weighted Average Maturity             20.3 years
    Weighted Average Duration              6.4 years
    Weighted Average Credit Quality               AA
    Number of Issues                             177

    Credit Quality

    AAA                                          52%
    AA                                            6%
    A                                            24%
    BBB/NR                                       18%

    Industry Diversification (Top 5)

                           [PIE CHART APPEARS HERE]

                       Water/Sewer                  (6%)
                       Other                       (29%)
                       Tax Obligation-Limited      (23%)
                       Health Care                 (23%)
                       Utilities                   (10%)
                       U.S.Guaranteed               (9%)

    1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception, and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/98 was 2.44%.

    2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

    3. Peer Group returns represent the average annualized returns of the funds in the Lipper Kentucky Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

    4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

    5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

    6. Reduced sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

    7.  As a percentage of lesser of purchase price or redemption proceeds.

    8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

    9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

    10. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

    11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                         Section 1  The Funds  5

           NUVEEN FLAGSHIP KENTUCKY LIMITED TERM MUNICIPAL BOND FUND

     Fund Overview

     INVESTMENT OBJECTIVE

     The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

     HOW THE FUND PURSUES ITS OBJECTIVE

     The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

     The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

     WHAT ARE THE RISKS OF INVESTING IN THE FUND?


     The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Kentucky bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

     The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

     IS THIS FUND RIGHT FOR YOU?

     The fund may be a suitable investment for you if you seek to:

          . Earn regular monthly tax-free dividends;

          . Preserve investment capital over time;

          . Reduce taxes on investment income;

          . Set aside money systematically for retirement, estate planning or college funding.

     You should not invest in this fund if you seek to:

          . Pursue an aggressive, high-growth investment strategy;

          . Invest through an IRA or 401(k) plan;

          . Avoid fluctuations in share price.

     HOW THE FUND HAS PERFORMED


     The fund's investment adviser is Nuveen Advisory Corp., Nuveen's Premier Adviser(SM) for municipal bond investing. The chart and table below illustrate annual fund returns for each of the past two years as well as annualized fund, peer group and market benchmark returns for the one-year and inception periods ending December 31, 1997. This information is intended to help you assess the variability of fund returns over the past two years (and consequently, the potential rewards and risks of a fund investment).

     TOTAL RETURNS/1/

                           [BAR CHART APPEARS HERE]

                            Class A Annual Returns

                                 1996     4.4%
                                 1997     6.9%

     From inception in September 1995 to December 31, 1997, the highest and lowest quarterly returns were 2.70% and .21%, respectively for the quarters ending 12/31/95 and 3/31/96. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does.


                                             Average Annual Total Returns for
                                           the Periods Ending December 31, 1997
                                           ------------------------------------
     Class                         1 Year                             Inception
     --------------------------------------------------------------------------
     Class A (Offer)               4.28%                                  5.06%
     Class A (NAV)                 6.91%                                  6.24%
     Class C                       6.57%                                  5.87%
     Class R                       7.01%                                  6.29%
     --------------------------------------------------------------------------
     LB Market
          Benchmark/2/             6.38%                                  5.65%
     Lipper
          Peer Group/3/            5.61%                                  4.96%

6  Section 1  The Funds

What are the Costs of Investing?

 SHAREHOLDER TRANSACTION EXPENSES/4/

Paid Directly From Your Investment


Share Class                                 A         C       R/5/
------------------------------------------------------------------
 Maximum Sales Charge Imposed on
 Purchases                                  2.50%/6/  None    None
------------------------------------------------------------------
 Maximum Sales Charge Imposed on
 Reinvested Dividends                       None      None    None
------------------------------------------------------------------
 Exchange Fees                              None      None    None
------------------------------------------------------------------
 Deferred Sales Charge/7/                   None/8/    1%/9/  None
------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES/10/

Paid From Fund Assets


Share Class                                      A      C       R
-------------------------------------------------------------------
 Management Fees                               .45%    .45%    .45%
-------------------------------------------------------------------
 12b-1 Distribution and Service Fees           .20%    .55%     --%
-------------------------------------------------------------------
 OTHER EXPENSES                                .69%    .69%    .68%
-------------------------------------------------------------------

 Total Annual Fund Operating

 Expenses-Gross                               1.34%   1.69%   1.13%

 After Expense Reimbursements
-------------------------------------------------------------------
Reimbursements                                (.68%)  (.68%)  (.67%)
-------------------------------------------------------------------
Total Annual Fund Operating Expenses-Net       .66%   1.01%    .46%
-------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.


                         Redemption                  No Redemption
Share Class          A         C         R        A        C        R
-----------------------------------------------------------------------
 1 Year           $  383    $  172    $  115   $  383   $  172   $  115
-----------------------------------------------------------------------
 3 Years          $  664    $  533    $  359   $  664   $  533   $  359
-----------------------------------------------------------------------
 5 Years          $  966    $  918    $  622   $  966   $  918   $  622
-----------------------------------------------------------------------
 10 Years         $1,822    $1,998    $1,375   $1,822   $1,998   $1,375
-----------------------------------------------------------------------

How the Fund Is Invested (as of 5/31/98)

 PORTFOLIO STATISTICS

Weighted Average Maturity              6.1 years
------------------------------------------------
Weighted Average Duration              5.0 years
------------------------------------------------
Weighted Average Credit Quality               AA
------------------------------------------------
Number of Issues                              33
------------------------------------------------

 CREDIT QUALITY

AAA                                          45%
------------------------------------------------
AA                                           19%
------------------------------------------------
A                                            25%
------------------------------------------------
BBB/NR                                       11%
------------------------------------------------

INDUSTRY DIVERSIFICATION (TOP 5)

                           [PIE CHART APPEARS HERE]

                       Transportation               (9%)
                       Health Care                 (23%)
                       Tax Obligation-Limited      (22%)
                       Other                       (22%)
                       Education and Civic
                        Organizations              (14%)
                       Housing-Multifamily         (10%)

1. Class A total returns reflect actual performance for all periods; Class C and R total returns reflect actual performance for periods since class inception, and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/98 was 1.78%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers 5 Year Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.


3. Peer Group returns represent the average annualized returns of the funds in the Lipper Other States Short-Intermediate Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.   As a percentage of lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9.   Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.

10. Long-term holders of Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                          Section 1 The Funds  7

                 NUVEEN FLAGSHIP MICHIGAN MUNICIPAL BOND FUND

     Fund Overview

     Investment Objective

     The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

     How the Fund Pursues Its Objective


     The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

     The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

     What are the Risks of Investing in the Fund?


     The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Michigan bonds. As with any mutual fund investment, loss of money is a risk of investing.


     The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

     Is This Fund Right For You?

     The fund may be a suitable investment for you if you seek to:

      .   Earn regular monthly tax-free dividends;

      .   Preserve investment capital over time;

      .   Reduce taxes on investment income;

      . Set aside money systematically for retirement, estate planning or college funding.

     You should not invest in this fund if you seek to:

      .   Pursue an aggressive, high-growth investment strategy;

      .   Invest through an IRA or 401(k) plan;

      .   Avoid fluctuations in share price.

     How the Fund Has Performed

     The fund's investment adviser is Nuveen Advisory Corp., Nuveen's Premier Adviser(SM) for municipal bond investing. The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund, peer group and market benchmark returns for the one-, five- and ten-year periods ending December 31, 1997. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).

     Total Returns(1)

                           [BAR CHART APPEARS HERE]

                            Class A Annual Returns

                               1988       12.5%
                               1989       10.2%
                               1990        5.3%
                               1991       11.6%
                               1992        9.6%
                               1993       12.0%
                               1994       -5.0%
                               1995       16.3%
                               1996        3.8%
                               1997        8.9%

     During the ten years ending December 31, 1997, the highest and lowest quarterly returns were 6.10% and -5.31%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the 1-, 5- and 10-year average annual return table does.

                                      Average Annual Total Returns for
                                    the Periods Ending December 31, 1997
     Class                         1 Year         5 Year         10 Year
     -------------------------------------------------------------------
     Class A (Offer)               4.38%          6.02%          7.89%
     Class A (NAV)                 8.93%          6.93%          8.36%
     Class B                       4.22%          6.17%          7.89%
     Class C                       8.34%          6.26%          7.72%
     Class R                       9.13%          6.97%          8.38%
     -------------------------------------------------------------------
     LB Market
          Benchmark/2/             9.19%          7.36%          8.58%
     Lipper
          Peer Group/3/            8.50%          6.66%          8.24%

8  Section 1  The Funds

What are the Costs of Investing?

 Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                             A          B        C         R/5/
--------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                            4.20%/6/   None     None      None

Maximum Sales Charge Imposed
on Reinvested Dividends                 None       None     None      None

Exchange Fees                           None       None     None      None

Deferred Sales Charge/7/                None/8/      5%/9/    1%/1/   None

Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                                  A        B      C       R
-------------------------------------------------------------------------
Management Fees                              .54%      .54%   .54%   .54%

12b-1 Distribution and Service Fees          .20%      .95%   .75%    --%

Other Expenses                               .10%      .10%   .10%   .10%

Total Operating Expenses                     .84%     1.59%  1.39%   .64%

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                                   Redemption                    No Redemption
Share Class    A           B          C           R         A         B         C         R
----------------------------------------------------------------------------------------------
 1 Year        $  502      $  557     $  142      $ 65      $  502    $  162    $  142    $ 65
 3 Years       $  677      $  821     $  440      $205      $  677    $  502    $  440    $205
 5 Years       $  866      $  980     $  761      $357      $  866    $  866    $  761    $357
10 Years       $1,414      $1,688     $1,669      $798      $1,414    $1,688    $1,669    $798

How the Fund Is Invested (as of 5/31/98)

Portfolio Statistics

Weighted Average Maturity          18.1 years
Weighted Average Duration           6.5 years
Weighted Average Credit Quality            AA
Number of Issues                           56

Credit Quality
AAA                                       54%
AA                                        19%
A                                         14%
BBB/NR                                    13%

Industry Diversification (Top 5)

[PIE CHART APPEARS HERE]

                       Tax Obligation-Limited      (16%)
                       Other                       (21%)
                       Tax Obligation-General      (16%)
                       Health Care                 (24%)
                       U.S. Guaranteed             (17%)
                       Water/Sewer                  (6%)

1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception, and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/98 was 2.43%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Michigan Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.  As a percentage of lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10.  Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                         Section 1  The Funds  9

                 NUVEEN FLAGSHIP MISSOURI MUNICIPAL BOND FUND

     Fund Overview

     Investment Objective

     The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

     How the Fund Pursues Its Objective


     The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

     The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

     What are the Risks of Investing in the Fund?

     The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Missouri bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

     The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

     Is This Fund Right For You?

     The fund may be a suitable investment for you if you seek to:

       .    Earn regular monthly tax-free dividends;

       .    Preserve investment capital over time;

       .    Reduce taxes on investment income;

       . Set aside money systematically for retirement, estate planning or college funding.

     You should not invest in this fund if you seek to:

       .    Pursue an aggressive, high-growth investment strategy;

       .    Invest through an IRA or 401(k) plan;

       .    Avoid fluctuations in share price.

     How the Fund Has Performed


     The fund's investment adviser is Nuveen Advisory Corp., Nuveen's Premier Adviser(SM) for municipal bond investing. The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund, peer group and market benchmark returns for the one-, five- and ten-year periods ending December 31, 1997. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).

     Total Returns/1/

                           [Bar Chart Appears Here]

                            Class A Annual Returns

                               1988       10.5%
                               1989       10.2%
                               1990        6.4%
                               1991       12.0%
                               1992        9.0%
                               1993       13.5%
                               1994       -6.1%
                               1995       16.3%
                               1996        3.9%
                               1997        9.4%

     During the ten years ending December 31, 1997, the highest and lowest quarterly returns were 6.61% and -5.65%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the 1-, 5- and 10-year average annual return table does.

                                  Average Annual Total Returns for
                                the Periods Ending December 31, 1997
                                ------------------------------------
     Class                     1 Year        5 Year         10 Year
     ---------------------------------------------------------------
     Class A (Offer)          4.79%          6.17%          7.87%
     Class A (NAV)            9.35%          7.09%          8.34%
     Class B                  4.47%          6.29%          7.86%
     Class C                  8.76%          6.48%          7.74%
     Class R                  9.45%          7.10%          8.35%
     ---------------------------------------------------------------
     LB Market
          Benchmark/2/        9.19%          7.36%          8.58%
     Lipper
          Peer Group/3/       8.69%          6.75%          8.29%

10 Section 1 The Funds

What are the Costs of Investing?

 Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                             A         B         C         R/5/
--------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                            4.20%/6/  None      None      None

Maximum Sales Charge Imposed
on Reinvested Dividends                 None      None      None      None

Exchange Fees                           None      None      None      None

Deferred Sales Charge/7/                None/8/    5%/9/    1%/10/    None

 Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                                  A         B       C       R
---------------------------------------------------------------------------
Management Fees                              .54%       .54%    .54%   .54%

12b-1 Distribution and Service Fees          .20%       .95%    .75%    --%

Other Expenses                               .13%       .13%    .13%   .13%

Total Operating Expenses                     .87%      1.62%   1.42%   .67%


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                              Redemption                           No Redemption
Share Class       A         B          C        R          A        B        C         R
-----------------------------------------------------------------------------------------
 1 Year        $  505    $  560    $  145    $ 68      $  505    $  165    $ 145     $ 68
 3 Years       $  686    $  830    $  449    $214      $  686    $  511    $ 449     $214
 5 Years       $  882    $  996    $  776    $373      $  882    $  881    $  776    $373
10 Years       $1,448    $1,721    $1,702    $835      $1,448    $1,721    $1,702    $835

How the Fund Is Invested (as of 5/31/98)

Portfolio Statistics

Weighted Average Maturity               19.5 years
Weighted Average Duration                7.2 years
Weighted Average Credit Quality                AA-
Number of Issues                               143

Credit Quality
AAA                                            61%
AA                                             10%
A                                              12%
BBB/NR                                         17%

Industry Diversification (Top 5)

[PIE CHART APPEARS HERE]

                       Tax Obligation-Limited     (17%)
                       Other                      (34%)
                       Housing-Single-Family       (8%)
                       Health Care                (17%)
                       U.S. Guaranteed            (13%)
                       Housing-Multifamily        (11%)

1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception, and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/98 was 2.50%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Missouri Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.   As a percentage of lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10.  Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                          Section 1 The Funds 11

                   NUVEEN FLAGSHIP OHIO MUNICIPAL BOND FUND

     Fund Overview

     Investment Objective

     The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

     How the Fund Pursues Its Objective

     The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

     The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

     What are the Risks of Investing in the Fund?


     The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bond carry greater credit risk. The fund may bear additional risk because it invests primarily in Ohio bonds. As with any mutual fund investment, loss of money is a risk of investing.


     The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

     Is This Fund Right For You?

     The fund may be a suitable investment for you if you seek to:

      .   Earn regular monthly tax-free dividends;

      .   Preserve investment capital over time;

      .   Reduce taxes on investment income;

      . Set aside money systematically for retirement, estate planning or college funding.

     You should not invest in this fund if you seek to:

      .   Pursue an aggressive, high-growth investment strategy;

      .   Invest through an IRA or 401(k) plan;

      .   Avoid fluctuations in share price.

     How the Fund Has Performed

     The fund's investment adviser is Nuveen Advisory Corp., Nuveen's Premier Adviser(SM) for municipal bond investing. The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund, peer group and market benchmark returns for the one-, five- and ten-year periods ending December 31, 1997. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).

     Total Returns(1)

                           [BAR CHART APPEARS HERE]

                            Class A Annual Returns

                               1988       13.1%
                               1989        9.7%
                               1990        6.2%
                               1991       11.8%
                               1992        8.5%
                               1993       11.6%
                               1994       -4.6%
                               1995       15.5%
                               1996        3.3%
                               1997        8.3%

     During the ten years ending December 31, 1997, the highest and lowest quarterly returns were 6.05% and -4.69%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the 1-, 5- and 10-year average annual return table does.

                                          Average Annual Total Returns for
                                        the Periods Ending December 31, 1997
     Class                         1 Year              5 Year              10 Year
     -----------------------------------------------------------------------------
     Class A (Offer)               3.74%               5.67%               7.72%
     Class A (NAV)                 8.26%               6.57%               8.18%
     Class B                       3.48%               5.80%               7.71%
     Class C                       7.69%               6.00%               7.59%
     Class R                       8.46%               6.61%               8.20%
     -----------------------------------------------------------------------------
     LB Market
          Benchmark/2/             9.19%               7.36%               8.58%
     Lipper
          Peer Group/3/            8.44%               6.85%               8.24%

12  Section 1  The Funds

What are the Costs of Investing?

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                             A         B        C         R/5/
-------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                            4.20%/6/  None     None      None

Maximum Sales Charge Imposed
on Reinvested Dividends                 None      None     None      None

Exchange Fees                           None      None     None      None

Deferred Sales Charge/7/                None/8/    5%/9/    1%/10/   None

Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share     Class                             A      B      C      R
--------------------------------------------------------------------
Management Fees                             .53%    .53%   .53%   .53%

12b-1 Distribution and Service Fees         .20%    .95%   .75%    --%

Other Expenses                              .12%    .13%   .12%   .12%

Total Operating Expenses                    .85%   1.61%  1.40%   .65%

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                          Redemption                    No Redemption
Share Class      A       B         C         R         A         B         C         R
-----------------------------------------------------------------------------------------
 1 Year         $  503   $  559    $  143    $ 66      $  503    $  164    $  143    $ 66
 3 Years        $  680   $  827    $  443    $208      $  680    $  508    $  443    $208
 5 Years        $  872   $  991    $  766    $362      $  872    $  876    $  766    $362
10 Years        $1,425   $1,708    $1,680    $810      $1,425    $1,708    $1,680    $810

How the Fund Is Invested (as of 5/31/98)

Portfolio Statistics

Weighted Average Maturity               18.9 years
Weighted Average Duration                6.4 years
Weighted Average Credit Quality                 AA
Number of Issues                               273

Credit Quality
AAA                                             68%
AA                                               7%
A                                               12%
BBB/NR                                          13%

Industry Diversification (Top 5)

[PIE CHART APPEARS HERE]

                       Water/Sewer                 (7%)
                       Other                      (29%)
                       U.S. Guaranteed            (20%)
                       Tax Obligation-General     (18%)
                       Health Care                (15%)
                       Utilities                  (11%)

1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception, and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/98 was 2.53%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns reflect the performance of the Lipper Ohio Municipal Debt Index, a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Ohio Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.  As a percentage of lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10.  Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                        Section 1  The Funds  13

                 NUVEEN FLAGSHIP WISCONSIN MUNICIPAL BOND FUND

   Fund Overview

   INVESTMENT OBJECTIVE

   The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital.

   HOW THE FUND PURSUES ITS OBJECTIVE

   The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

   The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

   WHAT ARE THE RISKS OF INVESTING IN THE FUND?

   The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Wisconsin bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

   The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

   IS THIS FUND RIGHT FOR YOU?

   The fund may be a suitable investment for you if you seek to:

      .    Earn regular monthly tax-free dividends;
      .    Preserve investment capital over time;
      .    Reduce taxes on investment income;
      . Set aside money systematically for retirement, estate planning or college funding.
   You should not invest in this fund if you seek to:
      .    Pursue an aggressive, high-growth investment strategy;
      .    Invest through an IRA or 401(k) plan;
      .    Avoid fluctuations in share price.


   How The Fund Has Performed


   The fund's investment adviser is Nuveen Advisory Corp, Nuveen's Premier Adviser(SM) for municipal bond investing. The chart and table below illustrate annual fund returns for each of the past three years as well as annualized fund, peer group and market benchmark returns for the one-year, and inception periods ending December 31, 1997. This information is intended to help you assess the variability of fund returns over the past three years (and consequently, the potential rewards and risks of a fund investment).

   Total Returns/1/

                           [BAR CHART APPEARS HERE]

                            Class A Annual Returns

                               1995       17.2%
                               1996        2.5%
                               1997        9.4%

   From inception in June 1994 to December 31, 1997, the highest and lowest quarterly returns were 6.57% and -2.64%, respectively for the quarters ending 3/31/95 and 3/31/96. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does.

                      Average Annual Total Returns for
                    the Periods Ending December 31, 1997
   Class                         1 Year     Inception
   -----------------------------------------------------
   Class A (Offer)               4.81%         6.01%
   Class A (NAV)                 9.40%         7.32%
   Class B                       4.94%         6.04%
   Class C                       9.05%         6.95%
   Class R                       9.87%         7.45%
   -----------------------------------------------------
   LB Market
        Benchmark/2/             9.19%         8.47%
   Lipper
        Peer Group/3/            8.45%         7.44%

   14  Section 1  The Funds

WHAT ARE THE COSTS OF INVESTING?

SHAREHOLDER TRANSACTION EXPENSES/4/

PAID DIRECTLY FROM YOUR INVESTMENT

Share Class                                A         B       C       R/5/
-------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                               4.20%/6/  None    None    None

Maximum Sales Charge Imposed
on Reinvested Dividends                    None      None    None    None

Exchange Fees                              None      None    None    None

Deferred Sales Charge/7/                   None/8/   5%/9/   1%/10/  None


ANNUAL FUND OPERATING EXPENSES/11/

PAID FROM FUND ASSETS

Share Class                                    A       B       C       R
-------------------------------------------------------------------------
Management Fees                              .55%    .55%    .55%    .55%

12b-1 Distribution and Service Fees          .20%    .95%    .75%     --%


Other Expenses                               .61%    .58%    .59%    .57%


Total Annual Fund Operating

Expenses-Gross+                             1.36%   2.08%   1.89%   1.12%

+After Expense Reimbursements

Reimbursements                              (.81%)  (.76%)  (.78%)  (.80%)

Total Annual Fund Operating Expenses-Net     .55%   1.32%   1.11%    .32%

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                             Redemption                     No Redemption
Share Class       A          B         C        R          A       B       C       R
1 Year        $  553     $  605    $  192    $ 114     $  553  $  211  $  192  $  114

3 Years       $  833     $  966    $  594    $ 356     $  833  $  652  $  594  $  356

5 Years       $1,133     $1,231    $1,021    $ 617     $1,133  $1,119  $1,021  $  617

10 Years      $1,986     $2,226    $2,212   $1,363     $1,986  $2,226  $2,212  $1,363

HOW THE FUND IS INVESTED (AS OF 5/31/98)

PORTFOLIO STATISTICS

Weighted Average Maturity     22.2 years

Weighted Average Duration      8.6 years

Weighted Average Credit Quality       A+

Number of Issues                      60



CREDIT QUALITY

AAA                                  41%

AA                                    5%

A                                    18%

BBB/NR                               36%

Industry Diversification (Top 5)

                           [PIE CHART APPEARS HERE]

                       Health Care                  (6%)
                       Tax Obligation-Limited      (46%)
                       Other                       (19%)
                       Long-Term Care              (10%)
                       Housing-Multifamily         (10%)
                       Utilities                    (9%)

1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception, and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/98 was 3.03%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Other States Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.   As a percentage of lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10.  Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                        Section 1  The Funds  15

Section 2  How We Manage Your Money

               To help you understand the funds better, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

               Who Manages the Funds

               Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, IL 60606, ("Nuveen Advisory"), serves as the investment adviser to the funds and in this capacity is responsible for the selection and on-going monitoring of the municipal bonds in each fund's investment portfolio, managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Nuveen Advisory serves as investment adviser to investment portfolios with more than $35 billion in municipal assets under management.

               Overall investment management strategy and operating policies for the funds are set by the Investment Policy Committee of Nuveen Advisory. The Investment Policy Committee is comprised of the principal executive officers and portfolio managers of Nuveen Advisory and meets regularly to review economic conditions, the outlook for the financial markets in general and the status of the municipal markets in particular. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.


               Michael S. Davern has been the portfolio manager for the Kansas and Missouri Funds since 1992, the Michigan Fund since 1993, and the Wisconsin Fund since 1994. Mr. Davern became a Vice President of Flagship Financial Inc., the Funds' prior investment adviser in 1991, and subsequently became a Vice President of Nuveen Advisory upon the acquisition of Flagship Resources Inc. by The John Nuveen Company in January 1997. Mr. Davern currently manages investments for seventeen Nuveen-sponsored investment companies, including the Arizona, Colorado, and Louisiana Funds. Thomas J. O'Shaughnessy has been the portfolio manager for the Kentucky Funds since July 1998, and has been a portfolio manager for Nuveen Advisory since 1983. Mr. O'Shaughnessy currently manages investments for fourteen Nuveen-sponsored investment companies, including the Georgia, Florida, North Carolina, Pennsylvania, and Tennessee Funds. J. Thomas Futrell has been the portfolio manager for the Ohio Fund since July 1998. Mr. Futrell is a Chartered Financial Analyst and has been a Vice President of Nuveen Advisory since 1991. He currently manages investments for ten Nuveen-sponsored investment companies, including the Massachusetts, Massachusetts Insured, and New Jersey Funds.

16 Section 2 How We Manage Your Money

               Management Fees

               For providing these services, Nuveen Advisory is paid an annual management fee. The following schedule applies to each fund described in this prospectus except the Kentucky Limited Term
               Fund:

               ---------------------------------------------------------------
               AVERAGE DAILY NET ASSET VALUE                    MANAGEMENT FEE
               ---------------------------------------------------------------
               For the first $125 million                              0.5500%
               For the next $125 million                               0.5375%
               For the next $250 million                               0.5250%
               For the next $500 million                               0.5125%
               For the next $1 billion                                 0.5000%
               For assets over $2 billion                              0.4750%



               The following schedule applies to the Kentucky Limited Term
               Fund:

               ---------------------------------------------------------------
               AVERAGE DAILY NET ASSET VALUE                    MANAGEMENT FEE
               ---------------------------------------------------------------
               For the first $125 million                              0.4500%
               For the next $125 million                               0.4375%
               For the next $250 million                               0.4250%
               For the next $500 million                               0.4125%
               For the next $1 billion                                 0.4000%
               For assets over $2 billion                              0.3750%



               For the most recent fiscal year, the funds paid after expense reimbursements the following management fees to Nuveen Advisory, as a percentage of average net assets:


               Nuveen Flagship Kansas Municipal Bond Fund                  .36%
               Nuveen Flagship Kentucky Municipal Bond Fund                .47%
               Nuveen Flagship Kentucky Limited Term Municipal Bond Fund   .00%
               Nuveen Flagship Michigan Municipal Bond Fund                .54%
               Nuveen Flagship Missouri Municipal Bond Fund                .54%
               Nuveen Flagship Ohio Municipal Bond Fund                    .53%
               Nuveen Flagship Wisconsin Municipal Bond Fund               .00%


               What Securities We Invest In

               Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

               Municipal Obligations

               The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income tax. Income from these bonds may be subject to the federal alternative minimum tax.

                                           Section 2 How We Manage Your Money 17

               States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses.

               The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

               Quality Municipal Bonds

               The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase or are non-rated but judged to be investment grade by the funds' investment adviser. Each fund will invest at least 80% of its net assets in investment-grade quality municipal bonds. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state, and local income taxes. The Michigan and Ohio Funds may not invest more than 20% of their net assets in these territorial municipal bonds.

               Portfolio Maturity

               Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average maturity within a defined range. The Kentucky Limited Term Fund maintains a weighted average portfolio maturity of 1 to 7 years. All of the other funds described in this prospectus are long-term funds and normally maintain a weighted average portfolio maturity of 15 to 30 years.

               Short-term Investments

               Under normal market conditions, each fund may invest up to 20% of net assets in short-term, high quality municipal bonds. See "How We Manage Risk -- Hedging and Other Defensive Investment Strategies." The funds may invest in short-term, high quality taxable securities if suitable short-term municipal bonds are not available at reasonable prices and yields. For more information on eligible short-term investments, see the Statement of Additional Information.

               Delayed Delivery Transactions

               The funds may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. Such transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

               How We Select Investments

               Nuveen Advisory selects municipal obligations for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by

18 Section 2 How We Manage Your Money

               Nuveen's award-winning team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of each fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We utilize these resources to identify municipal obligations with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal obligations that we believe represent the most attractive values.

               Portfolio Turnover

               A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.

               What the Risks Are

               Risk is inherent in all investing. Investing in a mutual fund -- even the most conservative -- involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.

               Interest rate risk: the risk that the value of the fund's portfolio will decline because of rising market interest rates (bond prices move in the opposite direction of interest rates). The longer the average maturity (duration) of a fund's portfolio, the greater its interest rate risk. See "What Securities We Invest In--Portfolio Maturity."


               Income risk: the risk that the income from the fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate.

               Credit risk: the risk that an issuer of a bond is unable to meet its obligation to make interest and principal payments due to changing market conditions. Generally, lower rated bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds. Year 2000 issues may affect the ability of municipal issuers to meet their payment obligations to their bond holders, and may adversely affect their credit ratings.

               State Concentration risk: because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from the economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the funds' investment portfolio. See "Appendix--Additional State Information." These risks may be greater for the Kansas, Kentucky Limited, Missouri and

                                         Section 2  How We Manage Your Money  19

               Wisconsin Funds, which as "non-diversified" funds may concentrate their investment in municipal bonds of certain issuers to a greater extent than the Kentucky, Michigan and Ohio Funds described in this prospectus, which are diversified funds.

               Inflation risk: the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the funds' assets can decline as can the value of the funds' distributions.

               How We Manage Risk

               In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of interest rate and credit risk. The funds limit this investment risk generally by restricting the type and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically as well as across different industry sectors.

               Investment Limitations

               The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

                . 25% in any one industry such as electric utilities or health care.

                .  10% in borrowings (33% if used to meet redemptions).

               As diversified funds, the Kentucky, Michigan and Ohio Funds may not have more than:

                .  5% in securities in any one issuer (except for U.S.
               Government securities or for 25% of the fund's total assets).

               Hedging and Other Defensive Investment Strategies

               Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

               Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in the opinion of the funds' investment adviser, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.

20 Section 2   How We Manage Your Money

Section 3  How You Can Buy and Sell Shares

               You can choose from four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial adviser can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.

               How to Choose a Share Class

               In deciding whether to purchase Class A, Class B, Class C or Class R shares, you should consider:

               . the amount of your purchase;

               . any current holdings of fund shares;

               . how long you expect to hold the shares;

               . the amount of any up-front sales charge;

               . whether a contingent deferred sales charge (CDSC) would
                 apply upon redemption;

               . the amount of any distribution or service fees that you may incur while you own the shares;

               . whether you will be reinvesting income or capital gain
                 distributions in additional shares;

               . whether you qualify for a sales charge waiver or reduction.


               For a summary of the charges and expenses for each class, please see "What are the Costs of Investing?"

               Class A Shares

               You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% which compensates your financial adviser for providing ongoing service to you. The up-front Class A sales charge for all funds described in the prospectus except the Kentucky Limited Term Fund is as follows:

               ------------------------------------------------------------------------------------------------------------
                                                                                                        Authorized Dealer
                                                      Sales Charge as % of    Sales Charge as % of     Commission as % of
               Amount of Purchase                    Public Offering Price    Net Amount Invested     Public Offering Price
               ------------------------------------------------------------------------------------------------------------
               Less than $50,000                              4.20%                   4.38%                   3.70%
               $50,000 but less than $100,000                 4.00%                   4.18%                   3.50%
               $100,000 but less than $250,000                3.50%                   3.63%                   3.00%
               $250,000 but less than $500,000                2.50%                   2.56%                   2.00%
               $500,000 but less than $1,000,000              2.00%                   2.04%                   1.50%
               $1,000,000 and over                            --(1)                     --                    1.00%(1)

                                  Section 3  How You Can Buy and Sell Shares  21

               The following Class A sales charges and commissions apply to the Kentucky Limited Term Fund:

                     ------------------------------------------------------------------------------------------------------------
                                                                                                            Authorized Dealer
                                                           Sales Charge as % of     Sales Charge as % of    Commission as % of
                     Amount of Purchase                    Public Offering Price    Net Amount Invested     Public Offering Price
                     ------------------------------------------------------------------------------------------------------------
                     Less than $50,000                             2.50%                   2.56%                   2.00%
                     $50,000 but less than $100,000                2.00%                   2.04%                   1.60%
                     $100,000 but less than $250,000               1.50%                   1.52%                   1.20%
                     $250,000 but less than $500,000               1.25%                   1.27%                   1.00%
                     $500,000 but less than $1,000,000             0.75%                   0.76%                   0.60%
                     $1,000,000 and over                           --(1)                     --                    0.50%(1)

               (1) You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% (0.50% for the Kentucky Limited Term fund) of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a CDSC of 1% (0.50% for the Kentucky Limited Term fund) of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial adviser has made arrangements with Nuveen and agrees to waive the commission.

               Class B Shares

               You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of average daily assets. The annual .20% service fee compensates your financial adviser for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial adviser a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends. The Kentucky Limited Term Fund does not currently offer B shares.

               Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

               -----------------------------------------------------------------
               Years Since Purchase     0-1  1-2  2-3  3-4  4-5  5-6
               -----------------------------------------------------------------
               CDSC                      5%   4%   4%   3%   2%   1%

               Class C Shares

               You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1%. The annual .20% service fee compensates your financial adviser for providing ongoing service to you. The annual .55% (0.35% for the Kentucky Limited Term Fund) distribution fee reimburses Nuveen for paying your financial adviser an ongoing sales commission. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you may have to

22  Section 3   How You Can Buy and Sell Shares
               pay a 1% CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower.

               Class R Shares


               Under limited circumstances, you may purchase Class R Shares at the offering price, which is the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R Shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.

               How to Reduce Your Sales Charge

               We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

                     Class A Sales Charge          Class A Sales Charge               Class R Eligibility
                     Reductions                    Waivers
                     .  Rights of accumulation     .  Nuveen Defined Portfolio        .  Certain employees and directors of
                     .  Letter of intent               reinvestment                       Nuveen or employees of authorized dealers
                     .  Group purchase             .  Purchases using redemptions     .  Bank trust departments
                                                       from unrelated funds
                                                   .  Retirement plans
                                                   .  Certain employees and directors
                                                       of Nuveen or employees of
                                                       authorized dealers
                                                   .  Bank trust departments

               In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial adviser or by calling (800) 257-8787. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

               How to Buy Shares

               You may open an account with $3,000 per fund share class and make additional investments at any time with as little as $50. There is no minimum if you are reinvesting Nuveen Defined Portfolio distributions. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price. A business day is any day the New York Stock Exchange is open for business and usually ends at 4 p.m. New York time when the Exchange closes.

                                  Section 3  How You Can Buy and Sell Shares  23

               Through a Financial Adviser

               You may buy shares through your financial adviser, who can handle all the details for you, including opening a new account. Financial advisers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisers are paid either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge for ongoing investment advice and services. If you do not have a financial adviser, call (800) 257-8787 and Nuveen can refer you to one in your area.

               By Mail

               You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to:
               Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186.

               Systematic Investing

               Once you have established a fund account, systematic investing allows you to make regular investments through automatic deductions from your bank account (simply complete the appropriate section of the account application form) or directly from your paycheck. To invest directly from your paycheck, contact your financial adviser or call Nuveen at (800) 257-8787. Systematic investing may also make you eligible for reduced sales charges.

               The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.

               [GRAPH APPEARS HERE]

24   Section 3   How You Can Buy and Sell Shares

               One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.

               Systematic Investment Plan

               You can make regular investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account. You can stop the withdrawals at any time. There is no charge for this plan.

               Payroll Direct Deposit Plan

               You can, with your employer's consent, make regular investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct this amount automatically from your paycheck. You can stop the deductions at any time. There is no charge for this plan.

               Systematic Withdrawal

               If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Fund Direct--Electronic Funds Transfer" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

               You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

               Special Services

               To help make your investing with us easy and efficient, we offer you the following services at no extra cost.


               Exchanging Shares

               You may exchange fund shares into an identically registered account at any time for the same class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. Because an exchange is treated for tax purposes as a concurrent sale and purchase, and any gain may be subject to tax, you should consult your tax adviser about the tax consequences of any contemplated exchange.

               The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have

                                  Section 3 How You Can Buy and Sell Shares 25 an adverse effect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

               Reinstatement Privilege

               If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

               Fund Direct

               You may link your fund account to your bank account and transfer money electronically between these accounts and perform a variety of account transactions, including buying shares by telephone and systematic investment. You may also have dividends, distributions, redemption payments or Systematic Withdrawals sent directly to your bank account.

               Your financial adviser can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

               How to Sell Shares

               You may use one of the following ways to sell (redeem) your shares on any day the New York Stock Exchange is open. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your fund account due to capital appreciation, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

               Through Your Financial Adviser

               You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser may charge for this.


               By Telephone

               If you have authorized telephone redemption privileges, you can redeem your shares by telephone up to $50,000. You may not redeem by telephone shares held in certificate form. Checks will be issued only to the shareholder of record and mailed to the address of record. If you have established electronic funds transfer privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day. Nuveen and Chase Global Funds Services will be liable for losses resulting from unauthorized telephone redemptions only if they do not follow reasonable procedures designed to

26   Section 3   How You Can Buy and Sell Shares
               verify the identity of the caller. You should immediately verify your trade confirmations when you receive them.

               By Mail

               You can sell your shares at any time by sending a written request to the appropriate fund, Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your request must include the following information:

               . The fund's name;

               . Your name and account number;

               . The dollar or share amount you wish to redeem;

               . The signature of each owner exactly as it appears on the account;

               . The name of the person to whom you want your redemption
                 proceeds paid (if other than to the shareholder of record);

               . The address where you want your redemption proceeds sent (if other than the address of record);

               . Any certificates you have for the shares; and

               . Any required signature guarantees.

               We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by a fund. A notary public cannot provide a signature guarantee.


AN IMPORTANT NOTE ABOUT INVOLUNTARY REDEMPTION.


FROM TIME TO TIME, THE FUNDS MAY ESTABLISH MINIMUM ACCOUNT SIZE REQUIREMENTS. THE FUNDS RESERVE THE RIGHT TO LIQUIDATE YOUR ACCOUNT UPON 30 DAYS' WRITTEN NOTICE IF THE VALUE OF YOUR ACCOUNT FALLS BELOW AN ESTABLISHED MINIMUM. THE FUNDS PRESENTLY HAVE SET A MINIMUM BALANCE OF $100 UNLESS YOU HAVE AN ACTIVE NUVEEN DEFINED PORTFOLIO REINVESTMENT ACCOUNT. YOU WILL NOT BE ASSESSED A CDSC ON AN INVOLUNTARY REDEMPTION.

                                    Section 3 How You Can Buy and Sell Shares 27

Section 4 General Information

          To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.


          Distributions and Taxes

          The funds pay tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The funds declare dividends monthly to shareholders of record as of the ninth of each month, payable the first business day of the following month.

          Payment and Reinvestment Options

          The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial adviser or call Nuveen at (800) 257-8787.


          Taxes and Tax Reporting

          Because the funds invest in municipal bonds, the regular monthly dividends you receive will be exempt from regular federal income tax. All or a portion of these dividends, however, may be subject to state and local taxes or to the federal alternative minimum tax (AMT).

          Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term gains are taxable as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

          Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains, including any percentage of your fund dividends attributable to municipal obligations, that you were paid during the prior year. You will receive this statement from the firm where you purchased your fund shares if you hold your investment in street name. Nuveen will send you this statement if you hold your shares in registered form. The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash. If you receive social security benefits, you should be aware that any tax-free income is taken into account in calculating the amount of these benefits that may be subject to federal income tax.

28   Section 4   General Information

          Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law.

          Please note that if you do not furnish us with your correct Social Security number or employer identification number, federal law requires us to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

          BUYING OR SELLING SHARES CLOSE TO A RECORD DATE
          Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

          TAXABLE EQUIVALENT YIELDS
          The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates:

          TAXABLE EQUIVALENT OF TAX-FREE YIELDS

                                        TAX-FREE YIELD

          Tax Rate                  4.00%     4.50%  5.00%  5.50%  6.00%
          28.0%                     5.56%     6.25%  6.94%  7.64%  8.33%
          31.0%                     5.80%     6.52%  7.25%  7.97%  8.70%
          36.0%                     6.25%     7.03%  7.81%  8.59%  9.37%
          39.6%                     6.62%     7.45%  8.28%  9.11%  9.93%

          The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the statement of additional information or consult your tax adviser.

          Distribution and Service Plans


          John Nuveen & Co. Incorporated serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940. (See "How to Choose a Share Class" for a description of the distribution and service fees paid under this plan.)


          Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing account services to

                                              Section 4  General Information  29
          shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

          Net Asset Value


          The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class by taking the fair value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

          In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on prices of comparable municipal bonds.

          Fund Service Providers

          The custodian of the assets of the funds is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.


          Nuveen Advisory and Chase Global Funds Services each rely on computer systems to manage the funds' investments, process shareholder transactions and provide shareholder account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occurring in the year 2000. Nuveen Advisory is working with the funds' service providers to adapt their systems to address this "Year 2000" issue. Nuveen advisory and the funds expect, but there can be no absolute assurance, that the necessary work will be completed on a timely basis.

30   Section 4   General Information

Section 5  Financial Highlights


                         The following tables are intended to help you better understand each fund's recent past performance. The tables are excerpted from each fund's latest financial statements audited by Arthur Andersen LLP. You may obtain the complete statements along with the auditor's report by requesting from Nuveen a free copy of the fund's latest annual shareholder report.


Kansas Municipal Bond Fund**

                                 Investment Operations                  Less Distributions
                          --------------------------------------   ------------------------------

Class
(Inception
Date)
                                                     Net
                                                Realized
                                                     and                                              Ending                Ending
Year              Beginning           Net     Unrealized                  Net                            Net                   Net
Ending            Net Asset    Investment     Investment           Investment    Capital               Asset      Total     Assets
May 31,               Value     Income(a)    Gain (Loss)    Total      Income      Gains    Total      Value   Return(b)     (000)
-----------------------------------------------------------------------------------------------------------------------------------
Class A (1/92)

     1998            $10.19          $.52          $ .41    $.93        $(.52)  $   --      $(.52)    $10.60        9.32%  $102,217
     1997              9.83           .53            .36     .89         (.53)      --       (.53)     10.19        9.21     95,891
     1996             10.01           .54           (.18)    .36         (.54)      --       (.54)      9.83        3.63     96,694
     1995              9.83           .55            .18     .73         (.55)      --       (.55)     10.01        7.80     83,683
     1994             10.38           .56           (.46)    .10         (.58)    (.07)+     (.65)      9.83         .62     80,060

Class B (2/97)

     1998             10.13           .44            .41     .85         (.44)      --       (.44)     10.54        8.57      3,238
     1997(c)          10.23           .13           (.12)    .01         (.11)      --       (.11)     10.13         .13        605

Class C (2/97)

     1998             10.21           .47            .42     .89         (.47)      --       (.47)     10.63        8.85      1,716
     1997(c)          10.18           .15            .04     .19         (.16)      --       (.16)     10.21        1.85         91

Class R (2/97)

     1998             10.22           .56            .43     .99         (.55)      --       (.55)     10.66        9.84         12
     1997(c)          10.20           .18           (.02)    .16         (.14)      --       (.14)     10.22        1.55         --
------------------------------------------------------------------------------------------------------------------------------------


                              Ratios/Supplemental Data
                        ----------------------------------------------
Class
(Inception
Date)
                                       Ratio of Net
                           Ratio of      Investment
                           Expenses          Income
Year                     to Average      to Average        Portfolio
Ending                          Net             Net         Turnover
May 31,                   Assets(a)       Assets(a)             Rate
----------------------------------------------------------------------
Class A (1/92)

     1998                       .71%           4.98%              13%
     1997                       .68            5.24               40
     1996                       .57            5.31               55
     1995                       .54            5.67               72
     1994                       .26            5.37               93

Class B (2/97)

     1998                      1.45            4.22               13
     1997(c)                   1.27*           4.62*              40

Class C (2/97)

     1998                      1.24            4.41               13
     1997(c)                   1.09*           4.85*              40

Class R (2/97)

     1998                       .51            5.16               13
     1997(c)                     --            6.61*              40
----------------------------------------------------------------------

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Kansas.
+ The amounts shown reflect distributions in excess of capital gains of $.05 per share.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total Returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c)  From commencement of class operations as noted.

                                            Section  5  Financial Highlights  31

Kentucky Municipal Bond Fund**



                                   Investment Operations                  Less Distributions
                             --------------------------------------  -----------------------------
Class
(Inception
Date)
                                                       Net
                                                  Realized
                                                       and                                                                   Ending
Year                Beginning           Net     Unrealized                  Net                         Net                     Net
Ending              Net Asset    Investment     Investment           Investment   Capital             Asset        Total     Assets
May 31,                 Value     Income(a)    Gain (Loss)    Total      Income     Gains    Total    Value    Return(b)      (000)
-----------------------------------------------------------------------------------------------------------------------------------
Class A (5/87)

     1998              $11.05          $.59          $ .38    $ .97       $(.58)    $(.05)   $(.63)  $11.39         9.00%  $451,338
     1997               10.82           .60            .24      .84        (.60)     (.01)    (.61)   11.05         7.87    430,803
     1996               10.99           .61           (.17)     .44        (.61)       --     (.61)   10.82         4.04    410,808
     1995               10.65           .61            .35      .96        (.62)       --     (.62)   10.99         9.42    394,457
     1994               11.06           .62           (.40)     .22        (.63)       --     (.63)   10.65         1.90    369,495

Class B (2/97)

     1998               11.06           .50            .38      .88        (.50)     (.05)    (.55)   11.39         8.10      4,273
     1997(c)            11.07           .17           (.01)     .16        (.17)       --     (.17)   11.06         1.47        544

Class C (10/93)

     1998               11.04           .52            .39      .91        (.52)     (.05)    (.57)   11.38         8.43     28,630
     1997               10.81           .54            .24      .78        (.54)     (.01)    (.55)   11.04         7.29     24,468
     1996               10.99           .54           (.17)     .37        (.55)       --     (.55)   10.81         3.38     20,647
     1995               10.65           .55            .35      .90        (.56)       --     (.56)   10.99         8.82     15,831
     1994(c)            11.46           .36           (.81)    (.45)       (.36)       --     (.36)   10.65        (5.88)*   11,172

Class R (2/97)

     1998               11.03           .61            .39     1.00        (.61)     (.05)    (.66)   11.37         9.25        675
     1997(c)            11.08           .20           (.04)     .16        (.21)       --     (.21)   11.03         1.42        455
------------------------------------------------------------------------------------------------------------------------------------



                                  Ratios/Supplemental Data
                        --------------------------------------------

Class
(Inception
Date)
                                       Ratio of Net
                          Ratio of       Investment
                          Expenses           Income
Year                    to Average       to Average        Portfolio
Ending                         Net              Net         Turnover
May 31,                  Assets(a)        Assets(a)             Rate
---------------------------------------------------------------------
Class A (5/87)

     1998                      .77%            5.19%              12%
     1997                      .75             5.44               13
     1996                      .71             5.50               17
     1995                      .68             5.85               28
     1994                      .58             5.60               12

Class B (2/97)

     1998                     1.54             4.38               12
     1997(c)                  1.39*            4.76*              13

Class C (10/93)

     1998                     1.33             4.63               12
     1997                     1.29             4.89               13
     1996                     1.27             4.93               17
     1995                     1.23             5.27               28
     1994(c)                  1.08*            4.96*              12

Class R (2/97)

     1998                      .58             5.37               12
     1997(c)                   .49*            5.77*              13
----------------------------------------------------------------------

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997 reflects the financial highlights of Flagship Kentucky.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c)  From commencement of class operations as noted.

32  Section 5   Financial Highlights

Kentucky Limited Term Municipal Bond Fund**

                               Investment Operations                Less Distributions
                      --------------------------------------  ---------------------------------
Class
(Inception
Date)
                                                  Net
                                             Realized
                                                  and                                                 Ending                 Ending
Year          Beginning           Net      Unrealized                  Net                               Net                    Net
Ending        Net Asset    Investment      Investment           Investment    Capital                  Asset        Total     Assets
May 31,           Value     Income(a)     Gain (Loss)  Total        Income      Gains      Total       Value    Return(b)      (000)
------------------------------------------------------------------------------------------------------------------------------------
Class A (9/95)
    1998          9.92          $.44           $ .20   $.64         $(.44)       $--      $(.44)     $10.12         6.53%     8,989
    1997          9.79           .45             .12    .57          (.44)        --       (.44)       9.92         5.96      8,870
    1996(c)       9.75           .31             .04    .35          (.31)        --       (.31)       9.79         5.45*     8,389
Class C (9/95)
    1998          9.92           .40             .20    .60          (.40)        --       (.40)      10.12         6.17      2,416
    1997          9.79           .41             .13    .54          (.41)        --       (.41)       9.92         5.64      2,144
    1997(c)       9.75           .29             .04    .33          (.29)        --       (.29)       9.79         5.12*     1,767
Class R (2/97)
    1998          9.92           .46             .18    .64          (.46)        --       (.46)      10.10         6.58         16
    1997(c)       9.98           .15            (.10)   .05          (.11)        --       (.11)       9.92          .56         --
------------------------------------------------------------------------------------------------------------------------------------
                            Ratios/Supplemental Data
                    ---------------------------------------
Class
(Inception
Date)
                                  Ratio of Net
                      Ratio of      Investment
                      Expenses          Income
Year                to Average      to Average    Portfolio
Ending                     Net             Net     Turnover
May 31,              Assets(a)       Assets(a)         Rate
------------------------------------------------------------
Class A (9/95)
     1998                  .66%           4.35%          36%
     1997                  .53            4.52           56
     1996(c)               .37*           4.37*          48
Class C (9/95)
     1998                 1.01            4.00           36
     1997                  .84            4.19           56
     1997(c)               .64*           4.12*          48
Class R (2/97)
     1998                  .46            4.54           36
     1997(c)                --            5.73*          56
------------------------------------------------------------

 *   Annualized.
** Information included prior to the fiscal year ended May 31, 1997 reflects the financial highlights of Flagship Kentucky Limited Term.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c)  From commencement of class operations as noted.

                                               Section 5 Financial Highlights 33

Michigan Municipal Bond Fund**

                              Investment Operations                  Less Distributions
                          ------------------------------     ------------------------------------
Class
(Inception
Date)
                                                      Net
                                                 Realized
                                                      and                                            Ending                 Ending
Year             Beginning          Net        Unrealized                    Net                        Net                    Net
Ending           Net Asset   Investment        Investment             Investment  Capital             Asset        Total    Assets
May 31,              Value     Income(a)      Gain (Loss)    Total        Income    Gains    Total    Value    Return(b)     (000)
------------------------------------------------------------------------------------------------------------------------------------
Class A (6/85)
     1998           $11.68          $.61            $ .42    $1.03         $(.61)   $(.03)   $(.64)  $12.07         8.95%  $263,632
     1997            11.37           .62              .31      .93          (.61)    (.01)    (.62)   11.68         8.42     59,055
     1996            11.59           .63             (.22)     .41          (.63)      --     (.63)   11.37         3.61    248,422
     1995            11.31           .65              .28      .93          (.65)      --     (.65)   11.59         8.57    250,380
     1994            11.77           .66             (.43)     .23          (.66)    (.03)+   (.69)   11.31         1.87    242,993
Class B (2/97)
     1998            11.70           .52              .42      .94          (.52)    (.03)    (.55)   12.09         8.12      3,839
     1997(c)         11.66           .17              .04      .21          (.17)      --     (.17)   11.70         1.86        380
Class C (6/93)
     1998            11.66           .54              .43      .97          (.54)    (.03)    (.57)   12.06         8.45     45,690
     1997            11.35           .55              .32      .87          (.55)    (.01)    (.56)   11.66         7.84     41,649
     1996            11.58           .56             (.22)     .34          (.57)      --     (.57)   11.35         2.96     41,365
     1995            11.30           .58              .28      .86          (.58)      --     (.58)   11.58         7.98     37,122
     1994(c)         11.86           .54             (.52)     .02          (.55)    (.03)+   (.58)   11.30          .19*    30,042
Class R (2/97)
     1998            11.68           .63              .42     1.05          (.63)    (.03)    (.66)   12.07         9.16     26,904
     1997(c)         11.66           .21              .02      .23          (.21)      --     (.21)   11.68         2.01     26,211
-----------------------------------------------------------------------------------------------------------------------------------
                         Ratios/Supplemental Data
                 -------------------------------------------
Class
(Inception
Date)
                                Ratio of Net
                   Ratio of       Investment
                   Expenses           Income
Year             to Average       to Average       Portfolio
Ending                  Net              Net        Turnover
May 31,           Assets(a)        Assets(a)            Rate
-------------------------------------------------------------
Class A (6/85)

      1998              .84%            5.11%             13%
      1997              .85             5.33              34
      1996              .82             5.42              54
      1995              .80             5.82              37
      1994              .75             5.56              28

 Class B (2/97)

      1998             1.59             4.32              13
      1997(c)          1.59*            4.52*             34

 Class C (6/93)

      1998             1.39             4.56              13
      1997             1.40             4.77              34
      1996             1.37             4.86              54
      1995             1.35             5.25              37
      1994(c)          1.25*            4.89*             28

 Class R (2/97)

      1998              .64             5.31              13
      1997(c)           .65*            5.57*             34
-------------------------------------------------------------

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Michigan.
+ The amount shown includes a distribution in excess of capital gains of $.02 per share.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c)  From commencement of class operations as noted.

34  Section 5   Financial Highlights

Missouri Municipal Bond Fund**

                                            Investment Operations                    Less Distributions
                                       ------------------------------           ----------------------------
Class
(Inception
Date)
                                                          Net
                                                     Realized
                                                          and                                                       Ending
Year                Beginning             Net      Unrealized                          Net                            Net
Ending              Net Asset      Investment      Investment                   Investment     Capital              Asset
May 31,                 Value       Income(a)     Gain (Loss)    Total              Income       Gains   Total      Value
-------------------------------------------------------------------------------------------------------------------------
Class A (8/87)

     1998           $10.80         $.56           $ .43          $ .99          $(.56)         $  --     $(.56)    $11.23
     1997            10.51          .56             .29            .85           (.56)            --      (.56)     10.80
     1996            10.72          .58            (.21)           .37           (.58)            --      (.58)     10.51
     1995            10.50          .60             .22            .82           (.60)            --      (.60)     10.72
     1994            10.87          .61            (.34)           .27           (.61)           (.03)+   (.64)     10.50

Class B (2/97)

     1998            10.80          .47             .44            .91           (.48)             --     (.48)     11.23
     1997(c)         10.81          .16            (.01)           .15           (.16)             --     (.16)     10.80

Class C (2/94)

     1998            10.80          .50             .43            .93           (.50)             --     (.50)     11.23
     1997            10.50          .51             .29            .80           (.50)             --     (.50)     10.80
     1996            10.72          .51            (.21)           .30           (.52)             --     (.52)     10.50
     1995            10.50          .53             .23            .76           (.54)             --     (.54)     10.72
     1994(c)         11.33          .02            (.83)          (.81)          (.02)             --     (.02)     10.50

Class R (2/97)

     1998            10.80          .58             .43           1.01           (.58)             --     (.58)     11.23
     1997(c)         10.90          .17            (.12)           .05           (.15)             --     (.15)     10.80


                                                                      Ratios/Supplemental Data
                                                                   --------------------------------

                                                                      Ratio of Net
                                                    Ratio of            Investment
                                   Ending           Expenses                Income
Year                                  Net         to Average            to Average        Portfolio
Ending                  Total      Assets                Net                   Net         Turnover
May 31,             Return(b)       (000)          Assets(a)             Assets(a)             Rate
---------------------------------------------------------------------------------------------------
Class A (8/87)

     1998             9.32%        $233,456        .87%               5.02%               19%
     1997             8.29          218,924        .86                5.27                41
     1996             3.51          212,717        .80                5.37                38
     1995             8.19          205,089        .67                5.78                40
     1994             2.42          187,347        .62                5.52                34

Class B (2/97)

     1998             8.53            1,677       1.62                4.25                19
     1997(c)          1.40              454       1.45*               4.59*               41

Class C (2/94)

     1998             8.74           11,253       1.42                4.47                19
     1997             7.80            7,968       1.40                4.72                41
     1996             2.84            6,220       1.35                4.79                38
     1995             7.60            3,989       1.20                5.19                40
     1994(c)        (17.62)*          1,877       1.15*               4.44*               34

Class R (2/97)

     1998             9.56               41        .67                5.22                19
     1997(c)           .43               34        .55*               5.65*               41
---------------------------------------------------------------------------------------------------

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Missouri.
+ The amounts shown reflect distributions in excess of capital gains of $.01 per share for Missouri.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total Returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c)  From commencement of class operations as noted.

                                           Section 5   Financial Highlights 35

Ohio Municipal Bond Fund**

                                            Investment Operations                    Less Distributions
                                       ------------------------------           ----------------------------
Class
(Inception
Date)
                                                         Net
                                                    Realized
                                                         and                                                       Ending
Year                Beginning             Net      Unrealized                          Net                            Net
Ending              Net Asset      Investment      Investment                   Investment     Capital              Asset
May 31,                 Value       Income(a)     Gain (Loss)    Total              Income       Gains   Total      Value
-------------------------------------------------------------------------------------------------------------------------
Class A (6/85)

     1998           $11.41         $.60           $ .38          $ .98          $(.60)         $(.05)    $(.65)    $11.74
     1997            11.21          .61             .20            .81           (.61)            --      (.61)     11.41
     1996            11.43          .62            (.21)           .41           (.63)            --      (.63)     11.21
     1995            11.21          .64             .22            .86           (.64)            --      (.64)     11.43
     1994            11.59          .64            (.38)           .26           (.64)            --      (.64)     11.21

Class B (2/97)

     1998            11.41          .51            .38             .89           (.52)          (.05)     (.57)     11.73
     1997(c)         11.42          .17           (.01)            .16           (.17)            --      (.17)     11.41

Class C (8/93)

     1998            11.41          .54            .37             .91           (.54)          (.05)     (.59)     11.73
     1997            11.21          .55            .20             .75           (.55)            --      (.55)     11.41
     1996            11.43          .55           (.21)            .34           (.56)            --      (.56)     11.21
     1995            11.20          .57            .23             .80           (.57)            --      (.57)     11.43
     1994(c)         11.69          .46           (.49)           (.03)          (.46)            --      (.46)     11.20

Class R (2/97)

     1998            11.41          .62            .37             .99           (.62)          (.05)     (.67)     11.73
     1997(c)         11.42          .21           (.01)            .20           (.21)            --      (.21)     11.41


                                                                      Ratios/Supplemental Data
                                                                   --------------------------------

                                                                      Ratio of Net
                                                    Ratio of            Investment
                                   Ending           Expenses                Income
Year                                  Net         to Average            to Average        Portfolio
Ending                  Total      Assets                Net                   Net         Turnover
May 31,             Return(b)       (000)          Assets(a)             Assets(a)             Rate
---------------------------------------------------------------------------------------------------
Class A (6/85)

     1998           8.76%          $472,821        .85%               5.15%               15%
     1997           7.38            463,253        .89                5.39                17
     1996           3.59            443,077        .92                5.41                31
     1995           7.99            445,566        .95                5.78                31
     1994           2.24            445,272        .93                5.48                 9

Class B (2/97)

     1998           7.89              7,422       1.61                4.39                15
     1997(c)        1.45              1,649       1.60*               4.63*               17

Class C (8/93)

     1998           8.12             47,036       1.40                4.60                15
     1997           6.80             40,713       1.44                4.84                17
     1996           3.03             34,939       1.47                4.84                31
     1995           7.50             28,461       1.50                5.21                31
     1994(c)        (.17)*           25,674       1.46*               4.79*                9

Class R (2/97)

     1998           8.89            162,220        .65                5.35                15
     1997(c)        1.77            160,312        .65*               5.65*               17
---------------------------------------------------------------------------------------------------

*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Ohio.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total Returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c)  From commencement of class operations as noted.

36 Section 5   Financial Highlights

Wisconsin Municipal Bond Fund**

                                  Investment Operations                 Less Distributions
                           -------------------------------------   -----------------------------
Class
(Inception
Date)
                                                    Net
                                               Realized
                                                    and                                             Ending                Ending
Year              Beginning          Net     Unrealized                   Net                          Net                   Net
Ending            Net Asset   Investment     Investment            Investment  Capital               Asset       Total    Assets
May 31,               Value    Income(a)    Gain (Loss)    Total       Income    Gains     Total     Value   Return(b)     (000)
----------------------------------------------------------------------------------------------------------------------------------
Class A (6/94)

     1998             $9.80         $.49          $ .49    $ .98        $(.50)    $ --    $(.50)   $10.28       10.19%    $24,313
     1997              9.61          .51            .19      .70         (.51)      --     (.51)     9.80        7.40      14,004
     1996              9.79          .50           (.18)     .32         (.50)      --     (.50)     9.61        3.35      12,370
     1995(c)           9.58          .49            .21      .70         (.49)      --     (.49)     9.79        7.36*      8,278

Class B (2/97)

     1998              9.82          .42            .49      .91         (.42)      --     (.42)    10.31        9.46       1,877
     1997(c)           9.87          .12           (.06)     .06         (.11)      --     (.11)     9.82         .60          20

Class C (2/97)

     1998              9.82          .44            .49      .93         (.45)      --     (.45)    10.30        9.59       1,366
     1997(c)           9.87          .13           (.07)     .06         (.11)      --     (.11)     9.82         .65          76

Class R (2/97)

     1998              9.82          .53            .48     1.01         (.52)      --     (.52)    10.31       10.47          45
     1997(c)           9.87          .15           (.07)     .08         (.13)      --     (.13)     9.82         .84          40
----------------------------------------------------------------------------------------------------------------------------------



                                 Ratios/Supplemental Data
                       ---------------------------------------------

Class
(Inception
Date)
                                        Ratio of Net
                         Ratio of         Investment
                         Expenses             Income
Year                   to Average         to Average      Portfolio
Ending                        Net                Net       Turnover
May 31,                 Assets(a)          Assets(a)           Rate
--------------------------------------------------------------------
Class A (6/94)

     1998                    .55%                4.87%            10%
     1997                    .51                 5.20             42
     1996                    .64                 5.02             47
     1995(c)                 .39*                5.25*            52

Class B (2/97)

     1998                   1.32                 4.04             10
     1997(c)                 .94*                4.81*            42

Class C (2/97)

     1998                   1.11                 4.25             10
     1997(c)                 .69*                4.91*            42

Class R (2/97)

     1998                    .32                 5.08             10
     1997(c)                  --                 5.67*            42
---------------------------------------------------------------------

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Wisconsin.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total Returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c)  From commencement of class operations as noted.

                                            Section 5   Financial Highlights  37

Appendix  Additional State Information


          Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.


          KANSAS

          Growth in the State's trade, services and manufacturing sectors has decreased the historical dominance of agriculture in the State economy. Economic performance has been improving, due largely to gains in aircraft manufacturing and recovery in agriculture. Personal income grew at 5.4% in 1997 to $24,379, about 95% of the national median.


          The State's unemployment rate dropped to 3.5% in June 1998 from its peak of 5.5% in 1993.


          The Kansas State Treasury does not issue general obligation debt. The State instead relies on revenue and lease financing through the Department of Transportation (KDOT) and the Development Finance Authority (KDFA). KDFA provides financing for various public purpose projects including prison construction, state offices, energy conservation and university facilities. The KDOT bonds are rated Aa2/AA+/AA by Moody's, Standard & Poor's, and Fitch respectively. KDFA ratings vary and when not insured are generally rated A or better by the major rating agencies.

          Tax Treatment

          The Kansas Fund's regular monthly dividends will not be subject to Kansas personal income taxes to the extent they are paid out of income earned on all Kansas municipal bonds issued after December 31, 1987, on specified Kansas municipal bonds issued before that date, or on U.S. government securities. You will be subject to Kansas personal income taxes, however, to the extent the Kansas Fund distributes any taxable income or realized capital gains, or if you sell or exchange Kansas Fund shares and realize a capital gain on the transaction.

          The treatment of corporate shareholders of the Kansas Fund is similar to that described above.

38  Appendix

          KENTUCKY

          Growth in Kentucky's economy surpassed national growth rates in many areas during the 1990's in part due to its lower cost of living and aggressive business recruitment. The Commonwealth's economic base is concentrated in manufacturing and service industries such as industrial machinery, electronics and apparel production and insurance and real estate. Kentucky's "Golden Triangle" bounded by Cincinnati, Lexington and Louisville has experienced the most intense economic growth.

          Kentucky's average unemployment rate in June 1998 was 4.4%, compared to the national average of 4.5% in June 1998 and the Commonwealth's 5.5% average in June 1997. Per capita income in 1997 was $20,657, approximately 81% of national average.

          In the past, the Commonwealth has experienced difficulty balancing its budget, but recent economic growth and moderate debt levels improve the Commonwealth's financial outlook. Although Kentucky has not issued general obligation debt since 1965, the Commonwealth actively issues appropriation-secured debt from several agencies, including the Kentucky Turnpike Authority, the Kentucky Infrastructure Authority, and the Kentucky Schools Facilities Construction Commission. Bonds secured by Commonwealth appropriations generally receive ratings of "A" or higher from the major rating services. All of Kentucky's general obligation debt matured in 1995. Like the Commonwealth, Kentucky Municipalities have not issued general obligation debt, relying instead on appropriation-secured bonds.

          TAX TREATMENT

          The Kentucky Funds' regular monthly dividends will not be subject to the Kentucky individual income tax to the extent they are paid out of income earned on Kentucky municipal bonds or U.S. government securities. You will be subject to Kentucky personal income tax, however, to the extent the Kentucky Funds distribute any taxable income or realized capital gains, or if you sell or exchange Kentucky Funds' shares and realize a capital gain on the transaction. You will not be subject to the Kentucky intangible property tax on the portion of your Kentucky Funds' shares that is attributable to Kentucky municipal bonds or U.S. government securities.

          If you are employed in Louisville or Jefferson County, you will not be subject to local occupational license fees on income earned from the Kentucky Funds. If you are employed elsewhere in Kentucky, you generally will not be subject to local occupational license fees. The treatment of corporate shareholders is similar to that described above, except that they may be subject to local occupational license fees.

          MICHIGAN

          Michigan's economy has improved significantly since the 1980's. The State's unemployment rate was 3.6% in June 1998, compared to national average of 4.5%. Per capita income has increased each year over the past decade, and was $25,560 in 1997. Population has remained stable in the State, increasing by a negligible amount annually. The manufacturing industry and the presence of the "Big 3" automobile manufacturers are the primary influence in the economy. Despite recent strikes and lower automobile sales and profits, the positive economic impact of the manufacturing industry has contributed to the tax base and job growth.

                                                                     Appendix 39

          Michigan's economic and financial improvements are reflected in the state's rating of Aa1/AA+/AA+ by Moody's, Standard & Poor's and Fitch, respectively. All three rating agencies upgraded the State's credit rating in 1998.

          TAX TREATMENT

          The Michigan Fund's regular monthly dividends will not be subject to the Michigan individual income tax to the extent they are paid out of income earned on Michigan municipal bonds or paid out of income earned on or capital gains realized from, the sale of U.S. government securities. You will be subject to Michigan personal income tax, however, to the extent the Michigan Fund distributes any taxable income or realized capital gains (other than capital gains realized from the sale of U.S. government securities), or if you sell or exchange Michigan Fund shares and realize a capital gain on the transaction. If you reside in a Michigan city that imposes local income taxes, you will not be subject to these taxes on the Michigan Fund's distributions of income attributable to interest earned on U.S. government securities or municipal bonds, or to gains on the sale of U.S. government securities.

          The treatment of corporate shareholders of the Michigan Fund differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information.

          MISSOURI

          Missouri maintains a diversified economy, mirroring that of the nation. Although recent industry growth has shifted to services and tourism, defense and manufacturing are important elements of the State economy. Population in Missouri has increased approximately 5.6% from 1990. The State's unemployment rate has steadily declined from the high of 6.7% in 1991 and was 4.2% in June 1998, compared to the national average of 4.5%. Per capita income increased 4.4% during 1997 to $24,001, about 94% of the national average.

          Missouri retains substantial governmental balances through strategic budget management. The State's unreserved fund balance in 1997 was $1.2 billion, or 12.4% of General Fund revenues. Missouri's overall creditworthiness is reflected in its longstanding Aaa/AAA/AAA rating by Moody's Standard & Poors, and Fitch, respectively.

          TAX TREATMENT

          The Missouri Fund's regular monthly dividends will not be subject to the Missouri individual income tax to the extent they are paid out of income earned on Missouri municipal bonds or U.S. government securities. You will be subject to Missouri personal income tax, however, to the extent the Missouri Fund distributes any taxable income or realized capital gains, or if you sell or exchange Missouri Fund shares and realize a capital gain on the transaction.

          The treatment of corporate shareholders of the Missouri Fund is similar to that described above.

40 Appendix

          OHIO

          The Ohio economy has historically relied on durable goods manufacturing, but recent growth has brought healthy diversification. Employment growth in recent years has been concentrated among non-manufacturing industries, with manufacturing employment tapering off since its 1969 peak. Still, manufacturing remains an important component of the State's economy, providing approximately 21% of total employment in Ohio compared with 15% of national employment. General economic activity in Ohio tends to be more cyclical than in non-industrialized states, but during the current national expansion it has had positive implications in Ohio.

          From 1990-1998, the State's unemployment rate ranked at or below the national average. Ohio's unemployment rate registered 4.5% in June 1998, comparable to the national average of 4.5% in June 1998, and slightly higher than the State's 4.4% rate in June 1997. Per capita income in 1997 was $24,661, approximately 96% of the national average.

          The State cannot by law operate with a deficit and has well-established procedures to ensure that appropriations and expenditures are matched by revenues from the General Revenue Fund. The State is currently working on revamping its school funding formula, which was deemed unconstitutional in March 1997 by the Ohio Supreme Court. Changes to the formula likely will require the State to increase its aid to local public schools, which could affect the State's financial position. Moody's gives Ohio general obligation bonds an Aa1 rating, while Standard & Poor's and Fitch each rate the State AA+.

          TAX TREATMENT

          The Ohio Fund's regular monthly dividends will not be subject to Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes to the extent they are derived from interest on Ohio municipal bonds or U.S. government securities or attributable to gain made on the sale, exchange or other disposition by the Fund of Ohio municipal bonds. You will, however, be subject to Ohio personal income taxes, Ohio school district income taxes and Ohio municipal income taxes to the extent the Ohio Fund distributes any taxable income or realized capital gains (other than capital gains on Ohio municipal bonds), or if you sell or exchange Ohio Fund shares and realize a net gain on the transaction.

          The treatment of corporate shareholders of the Ohio Fund differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information and are urged to consult their tax adviser.

          WISCONSIN

          Wisconsin's economy is diverse and strong with non-agricultural employment evenly spread between the manufacturing, service and trade sectors. The State continues its efforts to attract new businesses with grants and loans for major development projects, labor training and technology development. Manufacturing remains a dominant sector at 24% and is currently a source of strength.

                                                                     Appendix 41

          The State's unemployment rate was 3.0% in June 1998. Per capita income was $24,475 in 1997, about 96% of the national average.

          The State's general obligations receive Aa2/AA ratings from Moody's and Standard and Poor's, respectively.

          TAX TREATMENT

          The Wisconsin Fund's regular monthly dividends will not be subject to Wisconsin personal income tax to the extent they are paid out of income earned on certain Wisconsin municipal obligations or on U.S. government securities. You will be subject to Wisconsin personal income tax, to the extent the Wisconsin Fund distributes any taxable income or realized capital gains, or if you sell or exchange Wisconsin Fund shares and realize capital gains on the transaction. A certain portion of such capital gains, however, will be exempt from Wisconsin personal income tax.

          The treatment of corporate shareholders of the Wisconsin Fund differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information and are urged to consult their tax adviser.

Appendix

NUVEEN MUTUAL FUNDS


Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.


GROWTH

Nuveen Rittenhouse Growth Fund

GROWTH AND INCOME

European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

TAX-FREE INCOME

NATIONAL MUNICIPAL BOND FUNDS

Long-term
Insured Long-term
Intermediate-term
Limited-term

STATE MUNICIPAL BOND FUNDS

Arizona                       Louisiana                  North Carolina
California/1/                 Maryland                   Ohio
Colorado                      Massachusetts/1/           Pennsylvania
Connecticut                   Michigan                   Tennessee
Florida                       Missouri                   Virginia
Georgia                       New Jersey                 Wisconsin
Kansas                        New Mexico
Kentucky/2/                   New York/1/



Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on fund policies and operation. Shareholder reports contain management's discussion of market conditions, investment strategies and performance results as of the fund's latest semi-annual or annual fiscal year end. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information.


You may also obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549. The funds' Investment Company file number is 811-07751.


1. Long-term and insured long-term portfolios.
2. Long-term and limited-term portfolios.

NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286
(800) 257-8787
www.nuveen.com

                  NUVEEN FLAGSHIP KENTUCKY MUNICIPAL BOND FUND

            Relating to the Acquisition of Assets and Liabilities of
              Nuveen Flagship Kentucky Limited Municipal Bond Fund

                            DATED: FEBRUARY   , 1999

                      STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information provides information about the Nuveen Flagship Kentucky Municipal Bond Fund (the "Kentucky Fund" or a "Fund"), a series of the Nuveen Flagship Multistate Trust IV, an open-end investment company organized as a Massachusetts business trust ("Multistate Trust"), in addition to information contained in the Prospectus/Proxy Statement of the
Kentucky Fund, dated February   , 1999, which also serves as the proxy statement
of the Nuveen Flagship Kentucky Limited Term Municipal Bond Fund (the "Kentucky Limited Term" or a "Fund"), a series of the Multistate Trust, in connection with the issuance of Class A, C and R shares of the Kentucky Fund to shareholders of the Kentucky Limited Term Fund. This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus/ Proxy Statement, into which it has been incorporated by reference and which may be obtained by contacting the Funds located at 333 West Wacker Drive, Chicago, Illinois 60606, or by calling (312) 917-7700 or (800) 257-8787.

                               TABLE OF CONTENTS

                                                                  PAGE
PROPOSED REORGANIZATION OF THE KENTUCKY LIMITED TERM FUND...            1
ADDITIONAL INFORMATION ABOUT THE KENTUCKY AND KENTUCKY
  LIMITED TERM FUNDS........................................            1
FINANCIAL STATEMENTS........................................            1
Plan and Agreement of Reorganization........................    Exhibit A
Statement of Additional Information for the Kentucky and
  Kentucky Limited Term Funds...............................    Exhibit B
Financial Statements for the Kentucky Fund and the Kentucky
  Limited Term Fund.........................................    Exhibit C

     The Funds will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

PROPOSED REORGANIZATION OF THE KENTUCKY LIMITED TERM FUND

     The shareholders of the Kentucky Limited Term Fund are being asked to approve an acquisition of all of the assets of the Kentucky Limited Term Fund solely in exchange for Class A, C and R shares of the Kentucky Fund and the Kentucky Fund's assumption of the liabilities of the Kentucky Limited Term Fund (the "Reorganization") pursuant to an Agreement and Plan of Reorganization by and between the Kentucky Fund and the Kentucky Limited Term Fund (the "Agreement"). A copy of the form of the Agreement is attached hereto as Exhibit A.

ADDITIONAL INFORMATION ABOUT THE KENTUCKY AND KENTUCKY LIMITED TERM FUNDS

     Incorporated herein by reference in its entirety is the Statement of Additional Information of the Kentucky and Kentucky Limited Term Funds, dated September 30, 1998, attached as Exhibit B to this Statement of Additional Information.

FINANCIAL STATEMENTS

     Incorporated herein by reference in their respective entireties are the unaudited financial statements for the six months ended November 30, 1998 and the audited financial statements for the Kentucky and Kentucky Limited Term Funds for the fiscal year ended May 31, 1998, attached as Exhibit C.

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

          This Agreement and Plan of Reorganization (the "Agreement") is made as of December 18, 1998, by and between the Nuveen Flagship Kentucky Municipal Bond Fund (the "Acquiring Fund"), a series of the Nuveen Flagship Multistate Trust IV, a business trust formed under the laws of the Commonwealth of Massachusetts (the "Acquiring Fund Trust"), and the Nuveen Flagship Kentucky Limited Term Municipal Bond Fund (the "Acquired Fund"), a series of the Nuveen Flagship Multistate Trust IV (the "Acquired Fund Trust").

                                   WITNESSETH:

          WHEREAS, the Board of Trustees of the Acquiring Fund Trust and the Acquired Fund Trust, on behalf of the Acquiring Fund and Acquired Fund respectively, have determined that entering into this Agreement for the Acquiring Fund to acquire the assets and liabilities of the Acquired Fund is in the best interests of the shareholders of each respective fund; and

          WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code");

          NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.        PLAN OF TRANSACTION.

          A. Transfer of Assets. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the Acquired Fund will convey, transfer and deliver to the Acquiring Fund at the closing, provided for in Section 2 hereof, all of the existing assets of the Acquired Fund (including accrued interest to the Closing Date), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the "Assets").

          B. Consideration. In consideration thereof, the Acquiring Fund agrees that on the Closing Date, defined in Section 2 hereof, the Acquiring Fund will
(i) deliver to the Acquired Fund, full and fractional Class A, Class C and Class R shares of beneficial interest of the Acquiring Fund having aggregate net asset value in an amount equal to the aggregate value of Class A, Class C and Class R shares, respectively, of the Acquired Fund determined pursuant to Section 3A of this Agreement (collectively, the "Acquiring Fund Shares") and (ii) assume all of the Acquired Fund's liabilities as described in Section 3E hereof (the "Liabilities"). The calculation of full and fractional Class A, Class C and Class R shares of beneficial interest of the Acquiring Fund to be exchanged shall be carried out to no less than two (2) decimal places. The Acquiring Fund Shares shall consist of a number of full and fractional Class A, Class C and Class R shares of the Acquiring Fund that will permit the Acquired Fund to make the distribution described below. On the Closing Date, the Acquiring Fund shall deliver to the Acquired Fund the Acquiring Fund Shares in the Amount determined pursuant to this Section 1B and the Acquired Fund thereafter shall, in order to effect the distribution of such shares to the Acquired Fund's shareholders in liquidation of the Acquired Fund and in exchange for the shareholders' shares of the Acquired Fund, instruct the Acquiring Fund to register the pro rata interest in the Acquiring Fund Shares (in full and fractional shares) of each of the holders of record of shares of the Acquired Fund in accordance with their holdings of Class A, Class C or Class R shares of the Acquired Fund and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Acquiring Fund agrees promptly to comply with said instruction. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct. All Acquiring Fund Shares delivered to the Acquired Fund in exchange for such Assets shall be delivered at net asset value without sales load, commission or other similar fee being imposed.

2. CLOSING OF THE TRANSACTION.

          Closing Date. The closing shall occur April 23, 1999 or such later date as soon as practicable thereafter, as the parties may mutually agree (the "Closing Date").

3.        PROCEDURE FOR REORGANIZATION.

          A. Valuation. The value of the Assets and Liabilities of the Acquired Fund to be transferred and assumed, respectively, by the Acquiring Fund shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the Acquiring Fund (collectively, the "Acquiring Fund Prospectus"), copies of which have been delivered to the Acquired Fund.

          B. Delivery of Fund Assets. The Assets shall be delivered to The Chase Manhattan Bank, 4 New York Plaza, New York 10004, as custodian for the Acquiring Fund (the "Custodian") for the benefit of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, the cost of which shall be borne by the Acquired Fund.

          C. Failure to Deliver Securities. If the Acquired Fund is unable to make delivery pursuant to Section 3B hereof to the Custodian of any of the Acquired Fund's securities for the reason that any of such securities purchased by the Acquired Fund have not yet been delivered to it by the Acquired Fund's broker or brokers, then, in lieu of such delivery, the Acquired Fund shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or Custodian, including brokers' confirmation slips.

          D. Shareholder Accounts. The Acquiring Fund, in order to assist the Acquired Fund in the distribution of the Acquiring Fund Shares to the Acquired Fund shareholders after delivery of the Acquiring Fund Shares to the Acquired Fund, will establish pursuant to the request of the Acquired Fund an open account with the Acquiring Fund for each shareholder of the Acquired Fund and, upon request by the Acquired Fund, shall transfer to such account the exact number of full and fractional Class A, Class C and Class R shares of the Acquiring Fund then held by the Acquired Fund specified in the instruction provided pursuant to Section 2 hereof. The Acquiring Fund is not required to issue certificates representing Acquiring Fund Shares. Upon liquidation or dissolution of the Acquired Fund, certificates representing shares of beneficial interest stock of the Acquired Fund shall become null and void.

          E. Liabilities. The Liabilities shall include all of Acquired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

          F. Expenses. In the event that the transactions contemplated herein are consummated the Acquired Fund agrees to pay (i) for the reasonable outside expenses of the Acquired Fund and the Acquiring Fund for the transactions contemplated herein which are solely and directly related to the reorganization; including, but not by way of limitation, the preparation of the Acquiring Fund Trust's Registration Statement on Form N-14 (the "Registration Statement") and the solicitation of the Acquired Fund shareholder proxies; (ii) the Acquired Fund's and Acquiring Fund's legal counsel's reasonable attorney's fees, which fees shall be payable pursuant to receipt of an itemized statement; and (iii) the cost of rendering the tax opinion, more fully referenced in Section 7F below. In the event that the transactions contemplated herein are not consummated for any reason, then all reasonable outside expenses of the Acquired Fund and the Acquiring Fund incurred to the date of termination of this Agreement shall be borne by the Acquired Fund.

          G. Liquidation and Dissolution. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the Board of Trustees of the Acquired Fund Trust and the Acquired Fund shall take all necessary and proper action to completely liquidate and terminate the Acquired Fund as a series in accordance with Massachusetts law and the Trust's Declaration of Trust. Immediately after the Closing Date, the stock transfer books relating to the Acquired Fund shall be closed and no transfer of shares shall thereafter be made on such books.

4.        ACQUIRED FUND'S REPRESENTATIONS AND WARRANTIES.

          The Acquired Fund hereby represents and warrants to the Acquiring Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Acquiring Fund that:

          A. Organization. The Acquired Fund Trust is a Massachusetts Business Trust duly formed and in good standing under the laws of the State of Massachusetts and is duly authorized to transact business in the State of Massachusetts. The Acquired Fund is a separate series of the Acquired Fund Trust duly designated in accordance with the applicable provisions of the Acquired Fund Trust's Declaration of Trust. The Acquired Fund Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund.

          B. Registration. The Acquired Fund Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management company and such registration has not been revoked or rescinded. The Acquired Fund is a nondiversified series of the Acquired Fund Trust. The Acquired Fund Trust and the Acquired Fund are in compliance in all material respects with the 1940 Act and the rules and regulations thereunder. All of the outstanding shares of beneficial interest of the Acquired Fund have been duly authorized and are validly issued, fully paid and nonassessable (except that shareholders of the Acquired Fund may under certain circumstances be held personally liable for its obligations) and not subject to pre-emptive or dissenters' rights.

          C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquired Fund audited as of and for the fiscal year ended May 31, 1998, true and complete copies of which have been heretofore furnished to the Acquiring Fund, fairly represent the financial condition and the results of operations of the Acquired Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

          D. Financial Statements. The Acquired Fund shall furnish to the Acquiring Fund (i) an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquired Fund for the period ended November 30, 1998 and (ii) an unaudited statement of assets and liabilities as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the Acquired Fund's operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquired Fund as complying with the requirements hereof.

          E. Contingent Liabilities. There are no contingent Liabilities of the Acquired Fund not disclosed in the financial statements delivered pursuant to Sections 4C and 4D which would materially affect the Acquired Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquired Fund which would, if adversely determined, materially affect the Acquired Fund's financial condition. All Liabilities were incurred by the Acquired Fund in the ordinary course of its business.

          F. Material Agreements. The Acquired Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the Acquired Fund's Prospectus and Statement of Additional Information, there are no material agreements outstanding relating to the Acquired Fund to which the Acquired Fund is a party.

          G. Tax Returns. At the date hereof, all Federal and other material tax returns and reports of the Acquired Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

          H. Corporate Authority. The Acquired Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Acquired Fund Trust's Board of Trustees, and except for obtaining approval of the holders of the shares of the Acquired Fund, no other corporate acts or proceedings by the Acquired Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Acquired Fund and constitutes the legal, valid and binding obligation of Acquired Fund enforceable in accordance with its terms.

          I. No Violation; Consents and Approvals. The execution, delivery and performance of this Agreement by the Acquired Fund does not and will not (i) violate any provision of the Acquired Fund Trust's Declaration of Trust or the Designation of Series of the Acquired Fund, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquired Fund, (iii) result in a violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligations to which the Acquired Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquired Fund. No consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement and no consent of or notice to any third party or entity is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement (except such as have been obtained under the Securities Act of 1933 (the "Securities Act"), the 1940 Act or the rules and regulations thereunder and the filing of an amendment to the Trust's Designation of Series in connection with the termination of the Acquired Fund).

          J. Title. The Acquired Fund has good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the Acquiring Fund will receive good and marketable title to such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities other than a lien for taxes not yet due and payable.

          K. Prospectus/Proxy Statement. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, as amended or as supplemented if it shall have been amended or supplemented, conforms and will conform as it relates to the Acquired Fund, in all material respects. to he applicable requirements of the applicable Federal and state securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 4K apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Fund furnished to the Acquired Fund by the Acquiring Fund.

          L. Tax Qualification. The Acquired Fund has qualified or will qualify as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years ending on or prior to the Closing Date; and has satisfied or will satisfy the distribution requirements imposed by Section 852 of the Code for each of its taxable years on or prior to the Closing Date.

          M. Fair Market Value. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject.

5.        THE ACQUIRING FUND'S REPRESENTATIONS AND WARRANTIES.

          The Acquiring Fund hereby represents and warrants to the Acquired Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Acquired Fund that:

          A. Organization. The Acquiring Fund Trust is a Massachusetts Business Trust duly formed and in good standing under the laws of the State of Massachusetts and is duly authorized to transact business in the State of Massachusetts. The Acquiring Fund is a separate series of the Acquiring Fund Trust duly designated in accordance with the applicable provisions of the Acquiring Fund Trust's Declaration of Trust. The Acquiring Fund Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on either the Acquiring Fund Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

          B. Registration. The Acquiring Fund Trust is registered under the 1940 Act as an open-end management company and such registration has not been revoked or rescinded. The Acquiring Fund is a diversified series of the Acquiring Fund Trust. The Acquiring Fund Trust and the Acquiring Fund are in compliance in all material respects with the 1940 Act and the rules and regulations thereunder. All of the outstanding shares of beneficial interest of the Acquiring Fund have been duly authorized and are validly issued, fully paid and non-assessable (except that shareholders of the Acquired Fund may under certain circumstances be held personally liable for its obligations) and not subject to pre-emptive or dissenters rights.

          C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Fund audited as of and for the fiscal year ended May 31, 1998, true and complete copies of which have been heretofore furnished to the Acquired Fund fairly represent the financial condition and the results of operations of the Acquiring Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

          D. Financial Statements. The Acquiring Fund shall furnish to the Acquired Fund (i) an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Fund for the period ended November 30, 1998, and
(ii) an unaudited statement of assets and liabilities as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Fund as complying with the requirements hereof.

          E. Contingent Liabilities. There are no contingent liabilities of the Acquiring Fund not disclosed in the financial statements delivered pursuant to Sections 5C and 5D which would materially affect the Acquiring Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would, if adversely determined, materially affect the Acquiring Fund's financial condition.

          F. Material Agreements. The Acquiring Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the Acquiring Fund Prospectus and Statement of Additional Information there are no material agreements outstanding relating to the Acquiring Fund to which the Acquiring Fund is a party.

          G. Tax Returns. At the date hereof, all Federal and other material tax returns and reports of the Acquiring Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

          H. Corporate Authority. The Acquiring Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Acquiring Fund's Board of Trustees, no other corporate acts or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Acquiring Fund and constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms.

          I. No Violation; Consents and Approvals. The execution, delivery and performance of this Agreement by the Acquiring Fund does not and will not (i) violate any provision of the Acquiring Fund Trust's Declaration of Trust or the Designation of Series of the Acquiring Fund, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquiring Fund or (iii) result in a violation or breach of, or constitute a default under, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquiring Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquiring Fund. No consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement and no consent of or notice to any third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement (except such as have been obtained under the Securities Act, the 1940 Act or the rules and regulations thereunder and the filing of an amendment to the Trust's Designation of Series in connection with the termination of the Acquired Fund).

          J. Absence of Proceedings. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would materially affect its financial condition.

          K. Shares of the Acquiring Fund Registration. The Acquiring Fund Shares to be issued pursuant to Section I hereof will be duly registered under the Securities Act and all applicable state securities laws.

          L. Shares of the Acquiring Fund: Authorization. The shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section I hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued and fully paid and non-assessable (except that shareholders of the Acquired Fund may under certain circumstances be held personally liable for its obligations) by the Acquiring Fund Trust and conform in all material respects to the description thereof contained in the Acquiring Fund's Prospectus furnished to the Acquired Fund.

          M. Registration Statement. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform as it relates to the Acquiring Fund, in all material respects, to the applicable requirements of the applicable Federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5M apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquired Fund furnished to the Acquiring Fund by the Acquired Fund.

          N. Tax Qualification. The Acquiring Fund has qualified or will qualify as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years ending prior to the Closing Date and for its taxable year that includes the Closing Date; and has satisfied or will satisfy the distribution requirements imposed by Section 852 of the Code for each of its taxable years ending prior to the Closing Date and for its taxable year that includes the Closing Date.

6.        COVENANTS.

          During the period from the date of this Agreement and continuing until the Closing Date the Acquired Fund and Acquiring Fund (except as expressly contemplated or permitted by this Agreement) agree as follows:

          A. Other Actions. The Acquired Fund and Acquiring Fund shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

          B. Government Filings; Consents. The Acquired Fund and Acquiring Fund shall file all reports required to be filed by the Acquired Fund and Acquiring Fund with the SEC between the date of this Agreement and the Closing Date and shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Acquired Fund and the Acquiring Fund shall use all reasonable efforts to obtain all consents, approvals, and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the Secretary of State of the State of Massachusetts.

          C. Preparation of the Registration Statement and the Prospectus/Proxy Statement. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the Acquired Fund or Acquiring Fund, as the case may be, required by the Securities Act or the Exchange Act and the rules and regulations thereunder, as the case may be, to be set forth in the Registration Statement or the Prospectus/Proxy Statement, as the case may be. The Acquired Fund shall promptly prepare and provide the Prospectus/Proxy Statement to the Acquiring Fund and the Acquiring Fund shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the Acquired Fund and its affiliated persons, the Acquiring Fund shall only include such information as is approved by the Acquired Fund for use in the Registration Statement. The Acquiring Fund shall not amend or supplement any such information regarding the Acquired Fund and such affiliates without the prior written consent of the Acquired Fund which consent shall not be unreasonably withheld or delayed. The Acquiring Fund shall promptly notify and provide the Acquired Fund with copies of all amendments or supplements filed with respect to the Registration Statement. The Acquiring Fund shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Acquiring Fund shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Acquiring Fund's shares of beneficial interest in the transactions contemplated by this Agreement, and the Acquired Fund shall furnish all information concerning the Acquired Fund and the holders of the Acquired Fund's shares of beneficial interest as may be reasonably requested in connection with any such action.

          D. Access to Information. During the period prior to the Closing Date, the Acquired Fund shall make available to the Acquiring Fund a copy of each report, schedule, registration statement and other document (the "Documents") filed or received by it during such period pursuant to the requirements of Federal or state securities laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Acquiring Fund shall make available to the Acquired Fund each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to Federal or state securities laws (other than Documents which such party is not permitted to disclose under applicable law).

          E. Shareholders Meeting. The Acquired Fund shall call a meeting of the Acquired Fund shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and form of proxy to each shareholder of the Acquired Fund as of the record date for such meeting of shareholders. The Board shall recommend to the Acquired Fund shareholders approval of this Agreement and the transactions contemplated herein, subject to fiduciary obligations under applicable law.

          F. Coordination of Portfolios. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund's portfolio, the resulting portfolio will meet the Acquiring Fund's investment objective, policies and restrictions, as set forth in the Acquiring Fund's Prospectus, a copy of which has been delivered to the Acquired Fund.

          G. Distribution of the Shares. At Closing the Acquired Fund covenants that it shall cause to be distributed the Acquiring Fund Shares in the proper pro rata amount for the benefit of Acquired Fund's shareholders and such that the Acquired Fund shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The Acquired Fund covenants further that, pursuant to Section 3G, it shall liquidate and dissolve as promptly as practicable after the Closing Date. The Acquired Fund covenants to use all reasonable efforts to cooperate with the Acquiring Fund and the Acquiring Fund's transfer agent in the distribution of said shares.

          H. Brokers or Finders. Each of the Acquired Fund and the Acquiring Fund represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.

          I. Additional Agreements. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement the appropriate party or parties to this Agreement shall take all such necessary action.

          J. Public Announcements. For a period of time from the date of this Agreement to the Closing Date, the Acquired Fund and the Acquiring Fund will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law or the rules of any national securities exchange on which such party's securities are traded.

          K. Tax Status of Reorganization. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquired Fund Trust, the Acquiring Fund Trust, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquired Fund Trust, the Acquiring Fund Trust, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Vedder, Price, Kaufman & Kammholz, counsel to the Acquired Fund, to render the tax opinion contemplated herein.

          L. Declaration of Dividend. At or immediately prior to the Closing Date, the Acquired Fund may declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

7.        CONDITIONS TO OBLIGATIONS OF THE ACQUIRED FUND.

          The obligations of the Acquired Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, or written waiver by the Acquired Fund, of the following conditions:

          A. Acquired Fund Shareholder Approval. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of at least a majority of the outstanding shares of beneficial interest in the Acquired Fund.

          B. Representations, Warranties and Agreements. Each of the representations and warranties of the Acquiring Fund contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Acquiring Fund, and the Acquired Fund shall have received a certificate of an authorized officer of the Acquiring Fund satisfactory in form and substance to the Acquired Fund so stating. The Acquiring Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

          C. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

          D. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

          E. No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an "Injunction") preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity asking any of the foregoing be pending. There shall not be any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Acquiring Fund.

          F. Tax Opinion. The Acquired Fund shall have obtained an opinion from Vedder, Price, Kaufman & Kammholz, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund Trust, Acquired Fund Trust, Acquired Fund and Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code, substantially in the form attached as Annex A.

          G. Opinion of Counsel. The Acquired Fund shall have received the opinion of Vedder, Price, Kaufman & Kammholz, counsel for the Acquiring Fund Trust and Acquiring Fund, dated as of the Closing Date, addressed to the Acquired Fund substantially in the form and to the effect that: (i) the Acquiring Fund Trust is duly organized and existing under the laws of the State of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a "Massachusetts business trust;"
(ii) the Board of Trustees of the Acquiring Fund Trust has duly designated the Acquiring Fund as a series of the Acquiring Fund Trust pursuant to the terms of the Declaration of Trust of the Acquiring Fund Trust; (iii) the Acquiring Fund Trust is registered as an open-end management company under the 1940 Act; (iv) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquiring Fund Trust and this Agreement has been duly executed and delivered by the Acquiring Fund Trust on behalf of the Acquiring Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the Acquiring Fund, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity at law); (v) neither the execution or delivery by the Acquiring Fund Trust on behalf of the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund Trust or Acquiring Fund of the transactions contemplated thereby contravene the Acquiring Fund Trust's Declaration of Trust, or, to the best of their knowledge, violate any provision of any statute or any published regulation or any judgment or order disclosed to it by the Acquiring Fund Trust as being applicable to the Acquiring Fund Trust or the Acquiring Fund; (vi) to the best of their knowledge based solely on the certificate of an appropriate officer of the Acquiring Fund attached hereto, there is no pending or threatened litigation which would have the effect of prohibiting any material business practice or the acquisition of any material property or the conduct of any material business of the Acquiring Fund or might have a material adverse effect on the value of any assets of the Acquiring Fund, (vii) the Acquiring Fund's Shares have been duly authorized and upon issuance thereof in accordance with this Agreement will, subject to certain matters regarding the liability of a shareholder of a Massachusetts business trust, be validly issued, fully paid and nonassessable; (viii) except as to financial statements and schedules and other financial and statistical data included or incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions, as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to the Acquiring Fund comply as to form in all material respects with the requirements of the Securities Act, the Securities Exchange Act and the 1940 Act and the rules and regulations of the SEC thereunder and no facts have come to counsel's attention which would cause them to believe that as of the effectiveness of the portions of the Registration Statement applicable to the Acquiring Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (ix) to the best of their knowledge and information and subject to the qualifications set forth below, the execution and delivery by the Acquiring Fund Trust on behalf of the Acquiring Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the States of Massachusetts and Illinois or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them; (b) the absence of which does not deprive the Acquired Fund of any material benefit under the Agreement; or (c) which can be readily obtained without significant delay or expense to the Acquired Fund, without loss to the Acquired Fund of any material benefit under the Agreement and without any material adverse effect on the Acquired Fund during the period such consent, approval, authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in this opinion, (b) laws of the States of Massachusetts and Illinois and the federal laws of the United States which, in counsel's experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to counsel by the Acquiring Fund Trust on behalf of the Acquiring Fund in connection with the opinion. In addition, although counsel need not specifically have considered the possible applicability to the Acquiring Fund Trust or the Acquiring Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Acquiring Fund Trust and the Acquiring Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required. In giving the opinions set forth above, counsel may state that it is relying on certificates of officers of the Acquiring Fund with regard to matters of fact and certain certificates and written statements of government officers with respect to the good standing of the Acquiring Fund and on the opinion of Bingham Dana LLP as to matters of Massachusetts law.

          H. Officer Certificates. The Acquired Fund shall have received a certificate of an authorized officer of the Acquiring Fund, dated as of the Closing Date, certifying that (i) the representations and warranties set forth in Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board of Trustees shall be furnished to the Acquired Fund and that (ii) from the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Fund, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets or financial condition.

8.        CONDITIONS TO OBLIGATIONS OF ACQUIRING FUND.

          The obligations of the Acquiring Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, or written waiver by the Acquiring Fund of the following conditions:

          A. Acquired Fund Shareholder Approval. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of at least a majority of the outstanding shares of beneficial interest of the Acquired Fund.

          B. Representations, Warranties and Agreements. Each of the representations and warranties of the Acquired Fund contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Fund, and the Acquiring Fund shall have received a certificate of an authorized officer of the Acquired Fund satisfactory in form and substance to the Acquiring Fund so stating. The Acquired Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.

          C. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

          D. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

          E. No Injunctions or Restraints, Illegality. No Injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.

          F. Tax Opinion. The Acquiring Fund shall have obtained an opinion from Vedder, Price, Kaufman & Kammholz, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund Trust, Acquired Fund Trust, Acquired Fund and Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code substantially in the form attached as Annex A.

          G. Opinion of Counsel. The Acquiring Fund shall have received the opinion of Vedder, Price, Kaufman & Kammholz, counsel for the Acquired Fund Trust and the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that: (i) the Acquired Fund Trust is duly organized and existing under the laws of the State of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a "Massachusetts business trust;"
(ii) the Board of Trustees of the Acquired Fund Trust has duly designated the Acquired Fund as a series of the Acquired Fund Trust pursuant to the terms of the Declaration of Trust of the Acquired Fund Trust; (iii) the Acquired Fund Trust is registered as an open-end management company under the 1940 Act; (iv) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized by all requisite action of the Acquired Fund Trust and this Agreement has been duly executed and delivered by the Acquired Fund Trust on behalf of the Acquired Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the Acquired Fund, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law); (v) neither the execution or delivery by the Acquired Fund Trust on behalf of the Acquired Fund of this Agreement nor the consummation by the Acquired Fund Trust or Acquired Fund of the transactions contemplated thereby contravene the Acquired Fund Trust's Declaration of Trust or, to their knowledge, violate any provision of any statute, or any published regulation or any judgment or order disclosed to them by the Acquired Fund Trust as being applicable to the Acquired Fund Trust or Acquired Fund; (vi) to their knowledge based solely on the certificate of an appropriate officer of the Acquired Fund attached thereto, there is no pending, or threatened litigation involving the Acquired Fund except as disclosed therein; (vii) except as to financial statements and schedules and other financial and statistical data included or incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions, as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to the Acquired Fund comply as to form in all material respects with their requirements of the Securities Act, the Securities Exchange Act and the 1940 Act and the rules and regulations of the SEC thereunder and no facts have come to counsel's attention which cause them to believe that as of the effectiveness of the portions of the Registration Statement applicable to the Acquired Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (viii) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquired Fund Trust on behalf of the Acquired Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the States of Massachusetts or Illinois, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the Securities Act, the 1940 Act or the rules and regulations thereunder and the filing of an amendment to the Trust's Designation of Series in connection with the termination of the Acquired Fund.) Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them; (b) the absence of which does not deprive the Acquiring Fund of any material benefit under such agreements; or (c) which can be readily obtained without significant delay or expense to the Acquiring Fund, without loss to the Acquiring Fund of any material benefit under the Agreement and without any material adverse effect on them during the period such consent, approval authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in the opinion, (b) laws of the States of Massachusetts or Illinois and the federal laws of the United States which, in our experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to counsel by the Acquired Fund in connection with the opinion. In addition, although counsel need not specifically considered the possible applicability to the Acquired Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Acquired Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required. In giving the opinion set forth above, counsel may state that it is relying on certificates of officers of the Acquired Fund with regard to matters of fact and certain certificates and written statutes of government officers with respect to the good standing of the Acquired Fund and on the opinion of Bingham Dana LLP as to matters of Massachusetts law.

          H. Shareholder List. The Acquired Fund shall have delivered to the Acquiring Fund an updated list of all shareholders of the Acquired Fund, as reported by the Acquired Fund's transfer agent, as of one (1) business day prior to the Closing Date with each shareholder's respective holdings in the Acquired Fund, taxpayer identification numbers, Form W-9 and last known address.

          I. Officer Certificates. The Acquiring Fund shall have received a certificate of an authorized officer of the Acquired Fund. dated as of the Closing Date, certifying that (i) the representations and warranties set forth in Section 4 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board of Trustees and shareholders and that (ii) from the date of this Agreement through the Closing Date, there shall not have been:

                   (1) any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Acquired Fund, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition;

                   (2) issued any option to purchase or other right to acquire shares of the Acquired Fund granted by the Acquired Fund to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Prospectus for the Acquired Fund;

                   (3) any entering into, amendment or termination of any contract or agreement by Acquired Fund, except as otherwise contemplated by this Agreement;

                   (4) any indebtedness incurred, other than in the ordinary course of business, by the Acquired Fund for borrowed money or any commitment to borrow money entered into by the Acquired Fund;

                   (5) any amendment of the Acquired Fund Trust's Declaration of Trust or Designation of Series of the Acquired Fund; or

                   (6) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquired Fund other than a lien for taxes not yet due and payable.

9.        AMENDMENT, WAIVER AND TERMINATION.

          A. The parties hereto may, by agreement in writing authorized by the Board, amend this Agreement at any time before or after approval thereof by the shareholders of the Acquired Fund, provided, however, that after receipt of Acquired Fund shareholder approval, no amendment shall be made by the parties hereto which would have a material adverse affect on the interests of the Acquired Fund's shareholders without obtaining Acquired Fund's shareholder approval thereof.

          B. At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

          C. This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:

                   (1) by the mutual consents of the Board of the Acquiring Fund Trust and Acquired Fund Trust on behalf of the Acquired Fund and Acquiring Fund, respectively;

                   (2) by the Acquired Fund, if the Acquiring Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement and fails to cure promptly such breach after receipt of notice thereof,

                   (3) by the Acquiring Fund, if the Acquired Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement and fails to cure promptly such breach after receipt of notice thereof,

                   (4) by either the Acquired Fund or Acquiring Fund, if the Closing has not occurred on or prior to September 30, 1999 (provided that the rights to terminate this Agreement pursuant to this subsection (C)(4) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date);

10.       REMEDIES.

          In the event of termination of this Agreement by either or both of the Acquired Fund and Acquiring Fund pursuant to Section 9C, written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto. However, this Section 10 shall not limit the remedies available for a breach of this Agreement prior to its termination.

11.       SURVIVAL.

          The provisions set forth in Sections 10 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever. The representations and warranties included or provided for herein, or in the Schedules or other instruments delivered or to be delivered pursuant hereto shall not survive the Closing Date.

12.       NOTICES.

          All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Acquired Fund shall be addressed to the Acquired Fund c/o Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, Attention: General Counsel, or at such other address as the Acquired Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to the Acquiring Fund c/o Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois, 60606, Attention: General Counsel, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Acquired Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

13.       SUCCESSORS AND ASSIGNS.

          This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

14.       BOOKS AND RECORDS.

          The Acquired Fund and the Acquiring Fund agree that copies of the books and records of the Acquired Fund relating to the Assets including, but not limited to all files, records, written materials; e.g., closing transcripts, surveillance files and credit reports shall be delivered by the Acquired Fund to the Acquiring Fund at the Closing Date. In addition to, and without limiting the foregoing, the Acquired Fund and the Acquiring Fund agree to take such action as may be necessary in order that the Acquiring Fund shall have reasonable access to such other books and records as may be reasonably requested, all for three years after the Closing Date and for the last three tax years ending May 31, 1996, May 31, 1997, and May 31, 1998; namely, general ledger, journal entries, voucher registers; distribution journal; payroll register, monthly balance owing report; income tax returns; tax depreciation schedules; and investment tax credit basis schedules.

15.       GENERAL.

          This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Acquired Fund and Acquiring Fund and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties thereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without regard to principles of conflicts or choice of law.

16.       LIMITATION OF LIABILITY.

          Consistent with the Acquiring Fund Trust's and the Acquired Fund Trust's Declarations of Trust, notice is hereby given and the parties hereto acknowledge and agree that this instrument is executed on behalf of the Trustees of each Trust on behalf of the Acquiring Fund and the Acquired Fund, respectively, as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders of the Acquiring Fund Trust, Acquired Fund Trust, Acquiring Fund or Acquired Fund individually but binding only upon the assets and property of the Acquiring Fund or the Acquired Fund as the case may be.

          IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

                                 ACQUIRING FUND TRUST, on behalf of ACQUIRING
FUND


                                 By:
                                    --------------------------------------------
                                 Title:
                                       -----------------------------------------



Attest:
       ----------------------------
Title:
      -----------------------------


                                 ACQUIRED FUND TRUST, on behalf of ACQUIRED FUND

                                 By:
                                    --------------------------------------------
                                 Title:
                                       -----------------------------------------


Attest:
       ----------------------------
Title:
      -----------------------------

                                                                         Annex A

                                                                         , 199__


Nuveen Flagship Kentucky Municipal Bond Fund
333 West Wacker Drive
Chicago, IL 60606

Nuveen Flagship Kentucky Limited Term Municipal Bond Fund
333 West Wacker Drive
Chicago, IL 60606

Gentlemen:

You have requested our opinion regarding certain federal income tax consequences of the proposed reorganization ("Reorganization") of Nuveen Flagship Kentucky Limited Term Municipal Bond Fund ("Acquired Fund"), a series of the Nuveen Flagship Multistate Trust IV (the "Trust"), an open-end investment company organized as a business trust under the laws of the Commonwealth of Massachusetts into Nuveen Flagship Kentucky Municipal Bond Fund ("Acquiring Fund"), a series of the Trust. The Reorganization contemplates the acquisition by the Acquiring Fund of substantially all the assets of the Acquired Fund in exchange for voting shares of beneficial interest ("shares") of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund's liabilities. Thereafter, the shares of the Acquiring Fund will be distributed to the shareholders of the Acquired Fund and the Acquired Fund will be completely liquidated and terminated. The foregoing will be accomplished pursuant to an Agreement and Plan of Reorganization, dated as of December 18, 1998 (the "Plan"), entered into by the Acquired Trust, on behalf of the Acquired Fund, and the Acquiring Fund.

In rendering this opinion, we have received and relied upon statements made to us by certain of your officers. We have also examined certificates of such officers and such other agreements, documents, and corporate records that have been made available to us and such other matters as we have deemed relevant for purposes of this opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as copies and the authenticity of the originals of such latter documents.

Our opinion is based, in part, on the assumption that the proposed Reorganization described herein will occur in accordance with the Plan and agreements and the facts and representations set forth or referred to in this opinion letter, and that such facts and representations are accurate as of the date hereof and will be accurate on the effective date of the Reorganization (the "Effective Time"). As more fully discussed below, we have also assumed in issuing our opinion that the shareholders of the Acquired Fund do not have any plan or intention to dispose of a certain number of the Acquiring Fund shares received by them in the Reorganization. We have undertaken no independent investigation of the accuracy of the facts, representations and assumptions set forth or referred to herein.

For the purposes indicated above, and based upon the facts, assumptions and conditions as set forth herein, and the representations made to us by duly authorized officers on behalf of the Acquired Fund and the Acquiring Fund in a letter dated ____________, 1998, it is our opinion that:

                            (1) The acquisition by the Acquiring Fund of substantially all the assets of the Acquired Fund in exchange solely for Acquiring Fund voting shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, if any, followed by the distribution by the Acquired Fund of the Acquiring Fund shares to the shareholders of the Acquired Fund in exchange for their Acquired Fund shares in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368 (a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Acquiring Fund and

Nuveen Flagship Kentucky Municipal Bond Fund
Nuveen Flagship Kentucky Limited Term Municipal Bond Fund
_______________, 199__
Page 2


                                     the Acquired Fund will each be "a party to a reorganization" within the meaning of
                                     Section 368(b) of the Code;

                            (2)      The Acquired Fund shareholders will
                                     recognize no gain or loss upon the exchange of all of their Acquired Fund shares for Acquiring Fund shares in complete liquidation of the Acquired Fund (Code
                                     Section 354(a)(1));

                            (3) No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, if any, and with respect to the subsequent distribution of those Acquiring Fund shares to the Acquired Fund shareholders in complete liquidation of the Acquired Fund (Code Section 361);

                            (4) No gain or loss will be recognized by the Acquiring Fund upon the acquisition of substantially all the Acquired Fund's assets in exchange solely for Acquiring Fund shares and the assumption of the Acquired Fund's liabilities, if any (Code
                                     Section 1032(a));

                            (5) The basis of the assets acquired by the Acquiring Fund will be, in each instance, the same as the basis of those assets immediately before the transfer when such assets were held by the Acquired Fund, and the holding period of such assets acquired by the Acquiring Fund will include the holding period thereof when such assets were held by the Acquired Fund (Code Sections 362(b) and 1223(2));

                            (6) The basis of the Acquiring Fund shares to be received by the Acquired Fund shareholders upon liquidation of the Acquired Fund will be, in each instance, the same as the basis of the Acquired Fund shares surrendered in exchange therefor (Code Section 358(a)(1)); and

                            (7) The holding period of the Acquiring Fund shares to be received by the Acquired Fund shareholders will include the period during which the Acquired Fund shares to be surrendered in exchange therefor were held, provided such Acquired Fund shares were held as capital assets by those shareholders on the date of the exchange (Code Section 1223(1)).

                                      FACTS

Our opinion is based upon the above referenced representations and the following facts and assumptions, any alteration of which could adversely affect our conclusions.

The Acquired Fund has been registered and operated since it commenced operations as a series of an open-end, management investment company under the Investment Company Act of 1940, 15 U.S.C. Section 80a, et seq. (the "1940 Act"). The Acquired Fund has qualified and will qualify as a regulated investment company under Section 851 of the Code for each of its taxable years, and has distributed and will distribute all or substantially all its income so that it and its shareholders have been and will be taxed in accordance with Section 852 of the Code.

Nuveen Flagship Kentucky Municipal Bond Fund
Nuveen Flagship Kentucky Limited Term Municipal Bond Fund
_______________, 199__
Page 3


The Acquiring Fund is registered, has operated, and will continue to operate an open-end, management investment company under the 1940 Act. It has qualified and will qualify as a regulated investment company under Section 851 of the Code for each of its taxable years and anticipates so qualifying for all future years, and has distributed and will distribute all or substantially all its income so that it and its shareholders will be taxed in accordance with Section 852 of the Code.

Upon satisfaction of certain terms and conditions set forth in the Plan on or before the Effective Time, the following will occur: (a) the Acquiring Fund will acquire substantially all the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of substantially all the liabilities of the Acquired Fund and the issuance of Acquiring Fund shares to the Acquired Fund; (b) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund in exchange for their Acquired Fund shares; and (c) the Acquired Fund will be dissolved and liquidated. The assets of the Acquired Fund to be acquired by the Acquiring Fund consist primarily of short and intermediate-term U.S. Government securities, cash and other securities held in the Acquired Fund's portfolio.

As soon as practicable after the Effective Time, the Acquired Fund will be liquidated and will distribute the newly issued Acquiring Fund shares it receives pro rata to its shareholders of record in exchange for such shareholders' interests in the Acquired Fund. The liquidation and distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund (on a class by class basis) and transferring to those shareholder accounts the pro rata number of Acquiring Fund shares of each respective class as was previously credited to the Acquired Fund on the books.

As a result of the Reorganization, every shareholder of the Acquired Fund will own Acquiring Fund shares that will have an aggregate per share net asset value immediately after the Effective Time equal to the aggregate per share net asset value of that shareholder's Acquired Fund shares immediately prior to the Effective Time. Since the Acquiring Fund shares issued to the shareholders of the Acquired Fund will be issued at net asset value in exchange for the net assets of the Acquired Fund having a value equal to the aggregate per share net asset value of those Acquiring Fund shares so issued, the net asset value of the Acquiring Fund shares should remain virtually unchanged by the Reorganization.

The management of the Acquired Fund has represented to us that, to the best of their knowledge, there is no current plan or intention on the part of any Acquired Fund shareholders to sell, exchange, or otherwise dispose of a number of Acquiring Fund shares received in the Reorganization that would reduce the ownership by shareholders of the Acquired Fund to a number of shares of Acquiring Fund having a value, as of the Effective Time, of less than 50 percent of all the formerly outstanding shares of the Acquired Fund as of the same time. In issuing our opinion, we have assumed that there is, in fact, no such plan or intention. If such assumption were inaccurate, it could adversely affect the opinions contained herein.

In approving the Reorganization, the Board of Trustees of the Acquired Trust identified certain benefits that are likely to result from combining the funds, including administrative and operating efficiencies. The Board also considered the possible risks and costs of combining the funds and determined that the Reorganization is likely to provide benefits to the shareholders of the funds that outweigh the costs incurred.

                                   CONCLUSION

Based on the foregoing, it is our opinion that the acquisition by the Acquiring Fund, pursuant to the Plan, of substantially all the assets and liabilities of the Acquired Fund in exchange for voting shares of the Acquiring Fund will qualify as a reorganization under Code Section 368(a)(1).

Nuveen Flagship Kentucky Municipal Bond Fund
Nuveen Flagship Kentucky Limited Term Municipal Bond Fund
_______________, 199__
Page 4



Our opinions set forth above with respect to (1) the nonrecognition of gain or loss to the Acquired Fund and the Acquiring Fund, (2) the basis and holding period of the assets received by the Acquiring Fund, (3) the nonrecognition of gain or loss to the Acquired Fund shareholders upon the receipt of the Acquiring Fund shares, and (4) the basis and holding period of the Acquiring Fund shares received by the Acquired Fund shareholders, follow as a matter of law from the opinion that the acquisition under the Plan will qualify as a reorganization under Code Section 368(a)(1).

The opinions expressed in this letter are based on the Code, the Income Tax Regulations promulgated by the Treasury Department thereunder and judicial authority reported as of the date hereof. We have also considered the position of the Internal Revenue Service (the "Service") reflected in published and private rulings. Although we are not aware of any pending changes to these authorities that would alter our opinions, there can be no assurances that future legislative or administrative changes, court decisions or Service interpretations will not significantly modify the statements or opinions expressed herein.

Our opinions are limited to those federal income tax issues specifically considered herein and are addressed to and are only for the benefit of the Acquired Fund, the Acquired Trust and the Acquiring Fund. We do not express any opinion as to any other federal income tax issues, or any state or local law issues, arising from the transactions contemplated by the Plan. Although the discussion herein is based upon our best interpretation of existing sources of law and expresses what we believe a court would properly conclude if presented with these issues, no assurance can be given that such interpretations would be followed if they were to become the subject of judicial or administrative proceedings.

We hereby consent to the filing of this opinion as an Exhibit to the Registration Statement and to the use of our name under the captions "PROPOSAL
1. APPROVAL OF THE REORGANIZATION--The Proposed Reorganization--Certain Federal Income Tax Consequences" and "Legal Matters" in the Prospectus/Proxy Statement contained in such Registration Statement. In giving such consent, we do not thereby concede that we are within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.

                                Very truly yours,

                                                              SEPTEMBER 30, 1998

NUVEEN FLAGSHIP MULTISTATE TRUST IV

NUVEEN FLAGSHIP KANSAS MUNICIPAL BOND FUND

NUVEEN FLAGSHIP KENTUCKY MUNICIPAL BOND FUND

NUVEEN FLAGSHIP KENTUCKY LIMITED TERM MUNICIPAL BOND FUND

NUVEEN FLAGSHIP MICHIGAN MUNICIPAL BOND FUND

NUVEEN FLAGSHIP MISSOURI MUNICIPAL BOND FUND

NUVEEN FLAGSHIP OHIO MUNICIPAL BOND FUND

NUVEEN FLAGSHIP WISCONSIN MUNICIPAL BOND FUND

STATEMENT OF ADDITIONAL INFORMATION

  This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses of the Nuveen Flagship Multistate Trust IV dated September 30, 1998. The Prospectuses may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with John Nuveen & Co. Incorporated, or from the Funds, by mailing a written request to the Funds, c/o John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Policies and Investment Portfolio............................... S-2
Management................................................................. S-13
Investment Adviser and Investment Management Agreement..................... S-24
Portfolio Transactions..................................................... S-25
Net Asset Value............................................................ S-26
Tax Matters................................................................ S-27
Performance Information.................................................... S-35
Additional Information on the Purchase and Redemption of Fund Shares....... S-43
Distribution and Service Plan.............................................. S-50
Independent Public Accountants and Custodian............................... S-52
Financial Statements....................................................... S-52
Appendix A--Ratings of Investments.........................................  A-1
Appendix B--Description of Hedging Techniques..............................  B-1

  The audited financial statements for each Fund's most recent fiscal year appear in the Funds' Annual Reports; each is included herein by reference.

INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

INVESTMENT POLICIES

  The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus. Each of the Funds, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of that Fund:

    (1) Invest in securities other than Municipal Obligations and short-term securities, as described in the Prospectus. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income taxes.

    (2) Invest more than 5% of its total assets in securities of any one issuer, except this limitation shall not apply to securities of the United States Government, and to the investment of 25% of such Fund's assets. This limitation shall apply only to the Kentucky Municipal Bond Fund, the Michigan Municipal Bond Fund, and the Ohio Municipal Bond Fund.

    (3) Borrow money, except from banks for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding
  (a) 10% of the value of its total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely disposition of securities. While any such borrowings exceed 5% of such Fund's total assets, no additional purchases of investment securities will be made by such Fund. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

    (4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets.

    (5) Issue senior securities as defined in the Investment Company Act of 1940, except to the extent such issuance might be involved with respect to borrowings described under item (3) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information.

    (6) Underwrite any issue of securities, except to the extent that the purchase or sale of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

    (7) Purchase or sell real estate, but this shall not prevent any Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.

    (8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

    (9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations.

    (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

    (11) Write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Prospectus and this Statement of Additional Information.

    (12) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    (13) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those trustees of the Trust, or those officers and directors of Nuveen Advisory Corp. ("Nuveen Advisory"), who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

  In addition, each Fund, as a non-fundamental policy, may not invest more than 15% of its net assets in "illiquid" securities, including repurchase agreements maturing in more than seven days.

  For the purpose of applying the limitations set forth in paragraph (2) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

  Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer.

  The foregoing restrictions and limitations, as well as a Fund's policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

  The foregoing fundamental investment policies, together with the investment objective of each Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

  The Nuveen Flagship Multistate Trust IV (the "Trust") is an open-end management series investment company organized as a Massachusetts business trust on July 1, 1996. Each of the Funds is an open-end management investment company organized as a series of the Nuveen Flagship Multistate Trust IV. The Trust is an open-end management series company under SEC Rule 18f-2. Each Fund is a separate series issuing its own shares. The Trust currently has seven series: the Nuveen Flagship Kansas Municipal Bond Fund (formerly the Flagship Kansas Triple Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Flagship Kentucky Municipal Bond Fund (formerly the Flagship Kentucky Triple Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Flagship Kentucky Limited Term Municipal Bond Fund (formerly the Flagship Kentucky Limited Term Municipal Bond Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Flagship Michigan Municipal Bond Fund (formerly the Flagship Michigan Triple Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Flagship Missouri Municipal Bond Fund (formerly the Flagship Missouri Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Flagship Ohio Municipal Bond Fund (formerly the Flagship Ohio Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); and the Nuveen Flagship Wisconsin Municipal Bond Fund (formerly the Flagship Wisconsin Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust). Certain matters under the Investment Company Act of 1940 which must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each Fund affected by such matter.

  The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself were unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.

PORTFOLIO SECURITIES

  As described in the Prospectus, each of the Funds invests substantially all of its assets (at least 80%) in a portfolio of Municipal Obligations free from regular federal, state and, in some cases, local income tax in each Fund's respective state, which generally will be Municipal Obligations issued within the Fund's respective state. In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

  The investment assets of each Fund will consist of (1) Municipal Obligations which are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), by Standard and Poor's Corporation ("S&P") or by Fitch Investors Service, Inc. ("Fitch"), (2) unrated Municipal Obligations which, in the opinion of Nuveen Advisory, have credit characteristics equivalent to bonds rated within the four highest grades by Moody's, S&P or Fitch, and (3) temporary investments as described below, the income from which may be subject to state income tax or to both federal and state income taxes. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

  As described in the Prospectus, each Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "lease obligations") of a municipal authority or entity. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although nonappropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. A Fund will seek to minimize the special risks associated with such securities by only investing in those nonappropriation leases where Nuveen Advisory has determined that the issuer has a strong incentive to continue making appropriations and timely payment until the security's maturity. Some lease obligations may be illiquid under certain circumstances. Lease obligations normally provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Funds.

  Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

YEAR 2000 ISSUES

  The "Year 2000" problem refers to the fact that many computer programs use only the last two digits of a year, and do not recognize a year that begins with "20" instead of "19." If this problem is not corrected, computers could function improperly or not at all, which could affect the global economy. The SEC has urged securities issuers to disclose the steps they are taking to correct any Year 2000 problems.

  The Funds invest primarily in municipal securities. If municipal issuers do not correct any Year 2000 problems in a timely manner, they could experience problems in conducting their operations or in making payments on their securities, which could cause the value of these securities to decline. Municipal issuers could experience three types of Year 2000 problems. First, if an issuer's internal computer systems experience Year 2000 problems, this could disrupt an issuer's operations (such as its ability to collect local taxes or fees). Second, an issuer may rely on other parties for the payments that support its debt service, such as servicers that collect mortgage or student loan payments, and those third parties may have Year 2000 problems that interfere with their ability to forward payments to the issuer. Third, an issuer may have mechanical problems in sending payments to its securities holders.

  Nuveen Advisory is obtaining information about the Year 2000 readiness of the issuers of its portfolio securities as part of its ongoing surveillance of the creditworthiness of those issuers.

PORTFOLIO TRADING AND TURNOVER

  The Funds will make changes in their investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. The Funds may also engage to a limited extent in short-term trading consistent with their investment objective. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary disparity in the normal yield relationship between the two securities. Each Fund may make changes in its investment portfolio in order to limit its exposure to changing market conditions. Changes in a Fund's investments are known as "portfolio turnover." While it is impossible to predict future portfolio turnover rates, the annual portfolio turnover rate for each of the Funds is generally not expected to exceed 75%. However, each Fund reserves the right to make changes in its investments whenever it deems such action advisable and, therefore, a Fund's annual portfolio turnover rate may exceed 75% in particular years depending upon market conditions.

The portfolio turnover rates for the 1997 and 1998 fiscal years for the Funds were:

                                                                    FISCAL YEAR
                                                                    1997   1998
                                                                    -----  -----
      Nuveen Flagship Kansas Municipal Bond Fund...................   40%    13%
      Nuveen Flagship Kentucky Municipal Bond Fund.................   13%    12%
      Nuveen Flagship Kentucky Limited Term Municipal Bond Fund....   56%    36%
      Nuveen Flagship Michigan Municipal Bond Fund.................   34%    13%
      Nuveen Flagship Missouri Municipal Bond Fund.................   41%    19%
      Nuveen Flagship Ohio Municipal Bond Fund.....................   17%    15%
      Nuveen Flagship Wisconsin Municipal Bond Fund................   42%    10%

WHEN-ISSUED SECURITIES

  Each Fund may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a Municipal Obligation on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Funds will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed delivery securities, such assets to be segregated by the Custodian specifically for the settlement of such commitments. The Funds will only make commitments to purchase Municipal Obligations on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Funds commonly engage in when-issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed delivery transactions in order to manage operations more effectively.

SPECIAL CONSIDERATIONS RELATING TO MUNICIPAL OBLIGATIONS OF DESIGNATED STATES

  As described in the Prospectus, except for investments in temporary investments, each of the Funds will invest substantially all of its assets (at least 80%) in municipal bonds that are exempt from federal and state tax in that state ("Municipal Obligations"), generally Municipal Obligations issued in its respective state. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of Municipal Obligations in its state. Brief summaries of these factors are contained in the Prospectus. Set forth below is additional information that bears upon the risk of investing in Municipal Obligations issued by public authorities in the states of currently offered Funds. This information was obtained from official statements of issuers located in the respective states as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The information below is intended only as a general summary, and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

FACTORS PERTAINING TO KANSAS

  Growth in the State's trade, services and manufacturing sectors has decreased the historical dominance of agriculture in the State economy. Economic performance has been improving due largely to gains in aircraft manufacturing and recovery in agriculture. Personal income grew at 5.4% in 1997 to $24,379, after posting a 5.7% gain in 1996. Per capita income stands at about 95% of the national median.

  The State's unemployment rate dropped to 3.5% in June 1998 from its peak of 5.5% in 1993.

  The Kansas State Treasury does not issue general obligation debt. The state instead relies on revenue and lease financing through the Department of Transportation (KDOT) and the Development Finance Authority (KDFA). KDFA is the conduit for most state debt and provides financing for various public purpose projects including prison construction, state offices, energy conservation and university facilities. The KDOT bonds are rated Aa2/AA+/AA from Moody's, Standard & Poor's, and Fitch, respectively. KDFA ratings vary according to the underlying purpose and when not insured are generally rated A or better by the major rating agencies.

FACTORS PERTAINING TO KENTUCKY

  Growth in Kentucky's economy surpassed national growth rates in many areas during the 1990's in part due to its lower cost of living and aggressive business recruitment. The Kentucky economy has continued to prosper under the same favorable circumstances that have propelled the national economy. The State's economic base is concentrated in manufacturing and service industries such as industrial machinery, electronics and apparel production and insurance and real estate. Kentucky's "Golden Triangle" bounded by Cincinnati, Lexington and Louisville has experienced the most intense economic growth. The strong growth in Kentucky's economy is expected to continue, although at a slightly more moderate rate.

  Kentucky's average unemployment rate in June 1998 was 4.4%, compared to the national average of 4.5% in June 1998 and the State's 5.5% average in June 1997. Per capita income in 1997 was $20,657, approximately 81% of the national average.

  In the past, the State has experienced difficulty balancing its budget, but recent economic growth and moderate debt levels improve the Commonwealth's financial outlook. General Fund revenues that exceeded projections and expenditures that remained within the budget enabled the State to maintain its Reserve Trust Fund balance of $200 million in fiscal 1997. Although Kentucky has not issued general obligation debt since 1965, the State actively issues appropriation-secured debt from several agencies, including the Kentucky Turnpike Authority, the Kentucky Infrastructure Authority, and the Kentucky Schools Facilities Construction Commission. Bonds secured by Commonwealth appropriations generally receive ratings of "A" or higher from the major rating services. All of Kentucky's general obligation debt matured in 1995. Like the State, Kentucky municipalities have not issued general obligation debt, relying instead on appropriation-secured bonds.

FACTORS PERTAINING TO MICHIGAN

  Michigan's economy has improved significantly since the 1980's. The State's unemployment rate was 3.6% in June 1998, compared to the national average of 4.5%. Michigan's per capita income has increased each year over the past decade, surpassing that of the nation's in 1994 after years of lagging the national average. 1997 per capita income was $25,560. Population has remained stable in the State, increasing by a negligible amount annually.

  The manufacturing industry and the presence of the "Big 3" automobile manufacturers are the primary influence in the economy. Despite recent strikes and lower automobile sales and profits, the positive economic impact of the manufacturing industry has contributed to the tax base and job growth.

  Education in Michigan is a top priority. One of the state's most significant achievements was the enactment of Proposal A in 1994. To promote equality among school districts of varying wealth levels, funding for Michigan school districts shifted from local property taxes to state sales taxes. According to the fiscal year 1999 budget, no district will enjoy per pupil spending below $5,170, compared to an average spending of $5,090 per pupil prior to reform.

  Michigan's economic and financial improvements are reflected in the state's rating of Aa1/AA+/AA+ by Moody's, Standard & Poor's and Fitch, respectively. All three rating agencies upgraded the State's credit rating in 1998.

FACTORS PERTAINING TO MISSOURI

  Missouri maintains a diversified economy, mirroring that of the nation. Although recent industry growth has shifted to services and tourism, defense and manufacturing are important elements of the state economy. McDonnell Douglas Corporation, one of the largest private employers in the state, employs approximately 25,000 people, with Chrysler and Ford each employing approximately 10,000 people.

  Population in Missouri has increased approximately 5.6% from 1990. The State's unemployment rate has steadily declined since the high of 6.7% in 1991 and was 4.2% in June 1998, compared to the national average of 4.5%. Per capita income increased 4.4% during 1997 to $24,001, which is about 94% of the national average.

  Missouri retains substantial governmental balances through strategic budget management. The State's unreserved fund balance in 1997 was $1.2 billion, or 12.4% of General Fund revenues. Missouri's overall creditworthiness is reflected in its long-standing Aaa/AAA/AAA rating by Moody's, S&P, and Fitch, respectively.

FACTORS PERTAINING TO OHIO

  The Ohio economy has historically relied on durable goods manufacturing, but recent growth has brought healthy diversification. Employment growth in recent years has been concentrated among non-manufacturing industries, with manufacturing employment tapering off since its 1969 peak. Still manufacturing remains an important component of the State's economy, providing approximately 21% of total employment in Ohio compared with 15% of national employment. General economic activity in Ohio tends to be more cyclical than in non-industrialized states, but during the current national expansion it has had positive implications in Ohio.

  From 1990 to 1998, the State's unemployment rate ranked at or below the national average. Ohio's unemployment rate registered 4.5% in June 1998, comparable to the national average of 4.5% in June 1998 and slightly higher than the State's 4.4% rate in June 1997. Per capita income in 1997 was $24,661, approximately 96% of the national average.

  The State cannot by law operate with a deficit and has well-established procedures to ensure that appropriations and expenditures are matched by revenues from the General Revenue Fund. Recently, as a result of the State's strong economic performance and its financial management practices, the State has been able to accumulate sizable financial reserves that should help it address potential cyclical fluctuations. The State is currently working on revamping its school funding formula, which was deemed unconstitutional in March 1997 by the Ohio Supreme Court. Changes to the formula will likely require the State to increase its aid to local public schools, which could affect the State's financial position. Moody's gives Ohio general obligation bonds an Aa1 rating, while Standard & Poor's and Fitch each rate the State AA+.

FACTORS PERTAINING TO WISCONSIN

  Wisconsin's economy is diverse and strong with non-agricultural employment evenly spread between the manufacturing, service and trade sectors. The State continues its efforts to attract new businesses with grants and loans for major development projects, labor training and technology development. Manufacturing remains a dominant sector at 24% and is currently a source of strength.

  The State's unemployment rate was 3.0% in June 1998. Per capita income was $24,475 in 1997, which is about 96% of the national average.

  The State's general obligations receive Aa2/AA ratings from Moody's and Standard and Poors, respectively.

HEDGING AND OTHER DEFENSIVE ACTIONS

  Each Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value of offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Each Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

  These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in such series, portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, a Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders.

  No Fund will make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 5% of such series' net assets. Each series will invest in these instruments only in markets believed by the investment adviser to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

  Each Fund reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations), to temporarily invest up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, including up to 5% in adequately collateralized repurchase agreements relating thereto. Interest on each instrument is taxable for Federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

TEMPORARY INVESTMENTS

  The Prospectus discusses briefly the ability of the Funds to invest a portion of their assets in federally tax-exempt or taxable "temporary investments." Temporary investments will not exceed 20% of a Fund's assets except when made for defensive purposes. The Funds will invest only in taxable temporary investments that are either U.S. Government securities or are rated within the highest grade by Moody's, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

  The Funds may invest in the following federally tax-exempt temporary investments:

    Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

    Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

    Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

    Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

    Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

    Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

  Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

  While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Funds may invest in such other types of notes to the extent permitted under their investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

  The Funds may also invest in the following taxable temporary investments:

    U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

    --Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

    --Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

    --Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

  U.S. Government Agencies Securities--Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally so obligated.

  Certificates of Deposit (CDs)--A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Funds will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

  Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

  Other Corporate Obligations--The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

  Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of Nuveen Advisory present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. Nuveen Advisory will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. Each of the Funds will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

MANAGEMENT

  The management of the Trust, including general supervision of the duties performed for the Funds under the Investment Management Agreement, is the responsibility of its Board of Trustees. The Trust currently has eight trustees, two of whom are "interested persons" (as the term "interested persons" is defined in the Investment Company Act of 1940) and six of whom are "disinterested persons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested persons" of the Trust indicated by an asterisk.

                                     POSITIONS
                                    AND OFFICES              PRINCIPAL OCCUPATIONS
NAME AND ADDRESS               AGE  WITH TRUST              DURING PAST FIVE YEARS
----------------               ---  -----------             ----------------------
Timothy R. Schwertfeger*       49  Chairman and  Chairman since July 1, 1996 of The John
 333 West Wacker Drive              Trustee       Nuveen Company, John Nuveen & Co.
 Chicago, IL 60606                                Incorporated, Nuveen Advisory Corp. and
                                                  Nuveen Institutional Advisory Corp.; prior
                                                  thereto Executive Vice President and
                                                  Director of The John Nuveen Company, John
                                                  Nuveen & Co. Incorporated, Nuveen Advisory
                                                  Corp. and Nuveen Institutional Advisory
                                                  Corp.; Chairman and Director (since January
                                                  1997) of Nuveen Asset Management, Inc.;
                                                  Director (since 1996) of Institutional
                                                  Capital Corporation.
Anthony T. Dean*               53  President and President since July 1, 1996 of The John
 333 West Wacker Drive              Trustee       Nuveen Company, John Nuveen & Co.
 Chicago, IL 60606                                Incorporated, Nuveen Advisory Corp. and
                                                  Nuveen Institutional Advisory Corp.; prior
                                                  thereto, Executive Vice President and
                                                  Director of The John Nuveen Company, John
                                                  Nuveen & Co. Incorporated, Nuveen Advisory
                                                  Corp. and Nuveen Institutional Advisory
                                                  Corp.; President and Director (since January
                                                  1997) of Nuveen Asset Management, Inc.;
                                                  Chairman and Director (since 1997) of
                                                  Rittenhouse Financial Services, Inc.
Robert P. Bremner              58  Trustee       Private Investor and Management Consultant.
 3725 Huntington Street, N.W.
 Washington, D.C. 20015
Lawrence H. Brown              64  Trustee       Retired (August 1989) as Senior Vice
 201 Michigan Avenue                              President of The Northern Trust Company.
 Highwood, IL 60040
Anne E. Impellizzeri           65  Trustee       Executive Director of Manitoga (Center for
 5 Peter Cooper Rd.                               Russel Wright's Design with Nature);
 New York, NY 10010                               formerly President and Chief Executive
                                                  Officer of Blanton-Peale Institute.

                           POSITIONS
                          AND OFFICES                  PRINCIPAL OCCUPATIONS
NAME AND ADDRESS  AGE      WITH TRUST                 DURING PAST FIVE YEARS
----------------  ---     -----------                 ----------------------
Peter R.          65  Trustee              Adjunct Professor of Business and Economics,
 Sawers                                     University of Dubuque, Iowa; Adjunct
 22 The                                     Professor, Lake Forest Graduate School of
 Landmark                                   Management, Lake Forest, Illinois; Chartered
 Northfield,                                Financial Analyst; Certified Management
 IL 60093                                   Consultant.
William J.        54  Trustee              Senior Partner, Miller-Valentine Partners,
 Schneider                                  Vice President, Miller-Valentine Group.
 4000
 Miller-
 Valentine
 Ct.
 P.O. Box
 744
 Dayton, OH
 45401
Judith M.         50  Trustee              Executive Director, Gaylord and Dorothy
 Stockdale                                  Donnelley Foundation (since 1994); prior
 35 East                                    thereto, Executive Director, Great Lakes
 Wacker Dr.                                 Protection Fund (from 1990 to 1994).
 Suite 2600
 Chicago,
 IL 60601
Alan G.           37  Vice President and   Vice President and General Counsel (since
 Berkshire             Assistant Secretary  September 1997) and Secretary (since May
 333 West                                   1998) of The John Nuveen Company, John
 Wacker                                     Nuveen & Co. Incorporated, Nuveen Advisory
 Drive                                      Corp. and Nuveen Institutional Advisory
 Chicago,                                   Corp., prior thereto, Partner in the law
 IL 60606                                   firm of Kirkland & Ellis.
Michael S.        41  Vice President       Vice President of Nuveen Advisory Corp.
 Davern                                     (since January 1997); prior thereto, Vice
 333 W.                                     President and Portfolio Manager of Flagship
 Wacker                                     Financial.
 Drive
 Chicago,
 IL 60606
Lorna C.          53  Vice President       Vice President of John Nuveen & Co.
 Ferguson                                   Incorporated; Vice President (since January
 333 West                                   1998); of Nuveen Advisory Corp. and Nuveen
 Wacker                                     Institutional Advisory Corp.
 Drive
 Chicago,
 IL 60606
William M.        34  Vice President       Vice President of Nuveen Advisory Corp.
 Fitzgerald                                 (since December 1995); Assistant Vice
 333 West                                   President of Nuveen Advisory Corp. (from
 Wacker                                     September 1992 to December 1995), prior
 Drive                                      thereto, Assistant Portfolio Manager of
 Chicago,                                   Nuveen Advisory Corp.
 IL 60606
Stephen D.        44  Vice President and   Vice President of John Nuveen & Co.
 Foy                   Controller           Incorporated.
 333 West
 Wacker
 Drive
 Chicago,
 IL 60606
J. Thomas         43  Vice President       Vice President of Nuveen Advisory Corp.
 Futrell
 333 West
 Wacker
 Drive
 Chicago,
 IL 60606
Richard A.        35  Vice President       Vice President of Nuveen Advisory Corp.
 Huber                                      (since January 1997); prior thereto Vice
 333 West                                   President and Portfolio Manager of Flagship
 Wacker                                     Financial.
 Drive
 Chicago,
 IL 60606

                        POSITIONS
                       AND OFFICES               PRINCIPAL OCCUPATIONS
NAME AND ADDRESS  AGE   WITH TRUST              DURING PAST FIVE YEARS
----------------  ---  -----------              ----------------------
Steven J.         41  Vice President Vice President of Nuveen Advisory Corp.
 Krupa
 333 West
 Wacker Drive
 Chicago, IL
 60606
Larry W.          47  Vice President Vice President, Assistant Secretary and
 Martin                               Assistant General Counsel of John Nuveen &
 333 West                             Co. Incorporated; Vice President and
 Wacker Drive                         Assistant Secretary of Nuveen Advisory
 Chicago, IL                          Corp.; Vice President and Assistant
 60606                                Secretary of Nuveen Institutional Advisory
                                      Corp.; Assistant Secretary of The John
                                      Nuveen Company.
Edward F.         33  Vice President Vice President (since September 1996),
 Neild, IV                            previously Assistant Vice President (since
 333 West                             December 1993) of Nuveen Advisory Corp.,
 Wacker Drive                         portfolio manager prior thereto; Vice
 Chicago, IL                          President (since September 1996), previously
 60606                                Assistant Vice President (since May 1995) of
                                      Nuveen Institutional Advisory Corp.,
                                      portfolio manager prior thereto.
Stephen S.        40  Vice President Vice President (since September 1997),
 Peterson                             previously Assistant Vice President (since
 333 West                             September 1996) of Nuveen Advisory Corp.,
 Wacker Drive                         Portfolio Manager prior thereto.
 Chicago, IL
 60606
Stuart W.         42  Vice President Vice President of John Nuveen & Co.
 Rogers                               Incorporated
 333 West
 Wacker Drive
 Chicago, IL
 60606
Thomas C.         47  Vice President Vice President of Nuveen Advisory Corp. and
 Spalding, Jr.                        Nuveen Institutional Advisory Corp.;
 333 West                             Chartered Financial Analyst.
 Wacker Drive
 Chicago, IL
 60606
H. William        64  Vice President Vice President and Treasurer of The John
 Stabenow                             Nuveen Company, John Nuveen & Co.
 333 West                             Incorporated, Nuveen Advisory Corp. and
 Wacker Drive                         Nuveen Institutional Advisory Corp.
 Chicago, IL
 60606
William S.        33  Vice President Vice President of John Nuveen & Co.
 Swanson                              Incorporated (since October 1997), prior
 333 West                             thereto, Assistant Vice President (since
 Wacker Drive                         September 1996); formerly, Associate of John
 Chicago, IL                          Nuveen & Co. Incorporated.
 60606
Gifford R.        42  Vice President Vice President, Assistant Secretary and
 Zimmerman             and Secretary  Associate General Counsel of John Nuveen &
 333 West                             Co. Incorporated; Vice President and
 Wacker Drive                         Assistant Secretary of Nuveen Advisory
 Chicago, IL                          Corp.; Vice President and Assistant
 60606                                Secretary of Nuveen Institutional Advisory
                                      Corp; Assistant Secretary of The John Nuveen
                                      Company (since May 1994).

  Anthony Dean, Peter Sawers and Timothy Schwertfeger serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

  The trustees of the Trust are directors or trustees, as the case may be, of 37 Nuveen open-end funds and 52 Nuveen closed-end funds advised by Nuveen Advisory Corp.

  The following table sets forth compensation paid by the Trust to each of the trustees of the Trust and the total compensation paid to each trustee during the fiscal year ended May 31, 1998. The Trust has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust.

                                                                     TOTAL
                                                   AGGREGATE      COMPENSATION
                                                 COMPENSATION    FROM TRUST AND
                                                FROM THE SERIES   FUND COMPLEX
      NAME OF TRUSTEE                            OF THIS TRUST  PAID TO TRUSTEES
      ---------------                           --------------- ----------------
      Robert P. Bremner........................     $6,010          $66,446
      Lawrence H. Brown........................     $6,484          $79,000
      Anne E. Impellizzeri.....................     $6,010          $73,000
      Margaret K. Rosenheim*...................     $2,277(1)       $29,506(2)
      Peter R. Sawers..........................     $6,010          $73,000
      William J. Schneider.....................     $6,010          $66,446
      Judith M. Stockdale**....................     $4,223          $49,000

--------
*Former trustee; retired July 1997.
**Elected to the Board in July 1997.
(1) Includes $52 in interest accrued on deferred compensation from prior years.
(2) Includes $1,256 in interest accrued on deferred compensation from prior years.

  Each trustee who is not affiliated with Nuveen or Nuveen Advisory receives a fee. The Trust requires no employees other than its officers, all of whom are compensated by Nuveen.

  The officers and directors of each Fund, in the aggregate, own less than 1% of the shares of the Fund.

  The following table sets forth the percentage ownership of each person, who, as of September 1, 1998, owns of record, or is known by Registrant to own of record or beneficially 5% or more of any class of a Fund's shares.

                                                                   PERCENTAGE
NAME OF FUND AND CLASS      NAME AND ADDRESS OF OWNER             OF OWNERSHIP
----------------------      -------------------------             ------------
Nuveen Flagship Kansas
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    14.68%
 Class A Shares............ for the sole benefit of its customers
                            Attn Fund Administration
                            4800 Deer Lake Dr E FL 3
                            Jacksonville FL 32246-6484
                            PaineWebber for the benefit of            6.46
                            Sonya Ropfogel and Leonard
                            Ropfogel Ttees Leonard
                            Dated 8/20/81
                            155 N. Market, Suite 1000
                            Wichita KS 67202-1824

                                                                   PERCENTAGE
NAME OF FUND AND CLASS      NAME AND ADDRESS OF OWNER             OF OWNERSHIP
----------------------      -------------------------             ------------
Nuveen Flagship Kansas
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    24.69%
 Class B Shares............ for the sole benefit of its customers
                            Attn Fund Administration
                            4800 Deer Lake Dr E FL 3
                            Jacksonville FL 32246-6484
                            Prudential Securities Inc. FBO            7.02
                            Frank F. Castellano
                            Patricia J. Castellano JT TEN
                            14032 Hayes St.
                            Overland Park KS 66221-2013
                            Prudential Securities Inc. FBO            5.15
                            Anna Smisor Smith TTEE Anna Smisor
                            Smith Living Trust UA DTD 05-18-87
                            PO Box 125
                            Sterling KS 67579-0125
Nuveen Flagship Kansas
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    35.33
 Class C Shares............ for the sole benefit of its customers
                            Attn Fund Administration
                            4800 Deer Lake Dr E FL 3
                            Jacksonville FL 32246-6484
                            PaineWebber for the Benefit of           11.95
                            William C. Loewen
                            Joyce A. Loewen JT WROS
                            312 Wind Rows Lake Dr
                            Goddard KS 67052-9410
                            Mike Carter                               6.60
                            Jennifer Carter JT TEN
                            Special Funds Account
                            11300 Valley HI
                            Wichita KS 67209-1041
Nuveen Flagship Kansas
 Municipal Bond Fund        Donaldson Lufkin & Jenrette              75.11
 Class R Shares............ Secs Corp
                            PO Box 2052
                            Jersey City NJ 07303-2052
                            Alan K. Saunders                         22.97
                            6616 W. 132nd St.
                            Overland Park KS 66209-3929

                                                                    PERCENTAGE
NAME OF FUND AND CLASS    NAME AND ADDRESS OF OWNER                OF OWNERSHIP
----------------------    -------------------------                ------------
Nuveen Flagship Kentucky
 Municipal Bond Fund      Merrill Lynch, Pierce, Fenner & Smith       10.31%
 Class A Shares.........  for the sole benefit of its customers
                          Attn Fund Administration
                          4800 Deer Lake Dr E FL 3
                          Jacksonville FL 32246-6484
Nuveen Flagship Kentucky
 Municipal Bond Fund      Merrill Lynch, Pierce, Fenner & Smith       16.16
 Class B Shares.........  for the sole benefit of its customers
                          Attn Fund Administration
                          4800 Deer Lake Dr E FL 3
                          Jacksonville FL 32246-6484
                          Prudential Securities Inc. FBO               8.85
                          Mayne Bush Jett
                          13 Deepwood Dr.
                          Lexington KY 40505-2105
                          NFSC FEBO A74-023639                         5.64
                          Elizabeth S. Cuckler, Richard T. Cuckler
                          2813 Deerfield Dr.
                          Covington KY 41017-4471
Nuveen Flagship Kentucky
 Municipal Bond Fund      Merrill Lynch, Pierce, Fenner & Smith       33.77
 Class C Shares.........  for the sole benefit of its customers
                          Attn Fund Administration
                          4800 Deer Lake Dr E FL 3
                          Jacksonville FL 32246-6484
Nuveen Flagship Kentucky
 Municipal Bond Fund      Ronald G. Barlow                            69.86
 Class R Shares.........  Nancy Barlow JT TEN
                          10136 Scale Rd.
                          Bentok KY 42025-6748
                          Edward D. Jones & Co. FAO                    7.80
                          Joseph E. Knight
                          EDJ 421-04756-1-4
                          PO Box 2500
                          Maryland Heights MO 63043-8500
                          Hugh M. Cohen                                7.71
                          3005 Aubert Ave.
                          Louisville KY 40206-2601
                          Shelley Cohen                                7.71
                          3005 Aubert Ave.
                          Louisville KY 40206-2601

                                                                     PERCENTAGE
NAME OF FUND AND CLASS        NAME AND ADDRESS OF OWNER             OF OWNERSHIP
----------------------        -------------------------             ------------
Nuveen Flagship Kentucky
 Limited Term Municipal Bond
 Fund                         Merrill Lynch, Pierce, Fenner & Smith     36.47%
 Class A Shares.............  for the sole benefit of its customers
                              Attn Fund Administration
                              4800 Deer Lake Dr E FL 3
                              Jacksonville FL 32246-6484
                              PaineWebber                                6.08
                              for the benefit of
                              Ted M. Fiorita
                              6410 St. Andrews Drive
                              Paducah KY 42001-8751
Nuveen Flagship Kentucky
 Limited Term Municipal Bond
 Fund                         Merrill Lynch, Pierce, Fenner & Smith     40.67
 Class C Shares.............  for the sole benefit of its customers
                              Attn Fund Administration
                              4800 Deer Lake Dr E FL 3
                              Jacksonville FL 32246-6484
                              Niti Vermani                               6.54
                              236 Bellefonte Cir.
                              Ashland KY 41101-2176
Nuveen Flagship Kentucky
 Limited Term Municipal Bond
 Fund                         James O. Carroll                         100.00
 Class R Shares.............  Lucille Carroll JTWROS
                              6621 Astral Dr.
                              Louisville, KY 40258-3315
Nuveen Flagship Michigan
 Municipal Bond Fund          Merrill Lynch, Pierce, Fenner & Smith     55.44
 Class A Shares.............  for the sole benefit of its customers
                              Attn Fund Administration
                              4800 Deer Lake Dr E FL 3
                              Jacksonville FL 32246-6484
Nuveen Flagship Michigan
 Municipal Bond Fund          Merrill Lynch, Pierce, Fenner & Smith     48.30
 Class B Shares.............  for the sole benefit of its customers
                              Attn Fund Administration
                              4800 Deer Lake Dr E FL 3
                              Jacksonville FL 32246-6484
                              Smith Barney Inc                           5.91
                              00159755510
                              388 Greenwich Street
                              New York NY 10013-2339

                                                                           PERCENTAGE
NAME OF FUND AND CLASS              NAME AND ADDRESS OF OWNER             OF OWNERSHIP
----------------------              -------------------------             ------------
Nuveen Flagship Michigan Municipal
 Bond Fund                          Merrill Lynch, Pierce, Fenner & Smith    64.44%
 Class C Shares...................  for the sole benefit of its customers
                                    Attn Fund Administration
                                    4800 Deer Lake Dr E FL 3
                                    Jacksonville FL 32246-6484
Nuveen Flagship Missouri Municipal
 Bond Fund                          Merrill Lynch, Pierce, Fenner & Smith    25.67
 Class A Shares...................  for the sole benefit of its customers
                                    Attn Fund Administration
                                    4800 Deer Lake Dr E FL 3
                                    Jacksonville FL 32246-6484
Nuveen Flagship Missouri Municipal
 Bond Fund                          Merrill Lynch, Pierce, Fenner & Smith    25.02
 Class B Shares...................  for the sole benefit of its customers
                                    Attn Fund Administration
                                    4800 Deer Lake Dr E FL 3
                                    Jacksonville FL 32246-6484
                                    Smith Barney Inc                         12.85
                                    00159609738
                                    388 Greenwich Street
                                    New York, NY 10013-2339
                                    Smith Barney Inc                         11.04
                                    00159614216
                                    388 Greenwich Street
                                    New York, NY 10013-2339
                                    Marvin Labarge                            6.91
                                    and Rita Labarge
                                    JT WROS
                                    3939 Towers Rd
                                    Saint Charles, MO 63304-7457
                                    Carmella A Leonard                        5.71
                                    Carmella A Leonard Trust
                                    U/A 12/28/94
                                    P.O. Box 286
                                    Saint Albans, MO 63073-0286
                                    Prudential Securities Inc. FBO            5.47
                                    Mr. Keith McClanahan TTEE UW RELLA
                                    Maxine McClanahan FBO RELLA MAXINE
                                    401 SE Oldham Pkwy
                                    Lees Summit, MO 64081-2930

                                                                   PERCENTAGE
NAME OF FUND AND CLASS      NAME AND ADDRESS OF OWNER             OF OWNERSHIP
----------------------      -------------------------             ------------
Nuveen Flagship Missouri
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    52.81%
 Class C Shares............ for the sole benefit of its customers
                            Attn Fund Administration
                            4800 Deer Lake Dr E FL 3
                            Jacksonville FL 32246-6848
Nuveen Flagship Missouri
 Municipal Bond Fund        Raymond R Powell                         65.48
 Class R Shares............ Rosa May Powell TRS
                            Raymond R Powell Trust
                            UA DTD 12/15/93
                            2500 Bluff Blvd.
                            Columbia MO 65201-6108
                            Mary Jo Mustello                         25.40
                            8320 NW Forest Dr
                            Weatherby Lake MO 64152-1655
                            Pearl R Pavlo                             9.08
                            Pearl Rose Pavlo Rev Liv Trust
                            U/A 03/30/95
                            13915 NW 74th St.
                            Parkville MO 64152-5111
Nuveen Flagship Ohio
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    37.29
 Class A Shares............ for the sole benefit of its customers
                            Attn Fund Administration
                            4800 Deer Lake Dr E FL 3
                            Jacksonville FL 32246-6484
Nuveen Flagship Ohio
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    32.60
 Class B Shares............ for the sole benefit of its customers
                            Attn Fund Administration
                            4800 Deer Lake Dr E FL 3
                            Jacksonville FL 32246-6484
                            Dean Witter FBO                           7.89
                            Raymond H Penick
                            1504 Blue Jay Rd.
                            Church St. Station PO Box 250
                            New York NY 10013-0250
Nuveen Flagship Ohio
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    56.27
 Class C Shares............ for the sole benefit of its customers
                            Attn Fund Administration
                            4800 Deer Lake Dr E FL 3
                            Jacksonville FL 32246-6484

                                                                   PERCENTAGE
NAME OF FUND AND CLASS      NAME AND ADDRESS OF OWNER             OF OWNERSHIP
----------------------      -------------------------             ------------
Nuveen Flagship Wisconsin
 Municipal Bond Fund        Smith Barney Inc.                        12.98%
 Class A Shares............ 00127113901
                            388 Greenwich Street
                            NY NY 10013
                            PaineWebber                               6.68
                            for the benefit of
                            Richard A Uihlein
                            PO Box 23434
                            Milwaukee WI 53223-0434
Nuveen Flagship Wisconsin
 Municipal Bond Fund        MLPF&S                                    8.16
 Class B Shares............ for the Sole Benefit of its Customers
                            Attn Fund Admin Sec 97ND1
                            4800 Deer Lake Dr. E FL 3
                            Jacksonville FL 32246-6484
                            PaineWebber                               8.10
                            for the Benefit of
                            Mr. William J Hurkman and
                            Mrs. Marian T Hurkman JT TEN
                            2304 South Arch Street
                            Janesville WI 53546-6126
                            PaineWebber                               7.73
                            for the Benefit of
                            Karl G Gierhahn
                            3279 S Illinois Avenue
                            Milwaukee WI 53207-3032
                            Jeffrey Blakemore                         7.39
                            7000 W Good Hope Rd
                            Milwaukee WI 53223-4609
                            Donaldson Lufkin Jenrette                 5.69
                            Securities Corporation Inc
                            PO Box 2052
                            Jersey City NJ 07303-2052
                            Dean Witter FBO                           5.63
                            Lorraine Suminski
                            1121 North Waverly Pl
                            Church St Station PO Box 250
                            New York NY 10013-0250

                                                                     PERCENTAGE
NAME OF FUND AND CLASS               NAME AND ADDRESS OF OWNER      OF OWNERSHIP
----------------------               -------------------------      ------------
Nuveen Flagship Wisconsin Municipal
 Bond Fund                           Everen Clearing Corp              13.03%
 Class C Shares....................  Acct 3973-8110
                                     Alan R Hyman & Harriet S Hyman
                                     111 East Kilbourn Avenue
                                     Milwaukee WI 53202-6611
                                     Gordon M Derzon                    7.61
                                     3440 Topping
                                     Madison WI 53705-1439
                                     Affiliated Leasing Inc             7.04
                                     PO Box 44509
                                     Madison WI 53744-4509
                                     Everen Clearing Corp               6.95
                                     Acct 1810-7992
                                     R Creighton Buck Family Trust
                                     111 East Kilbourn Avenue
                                     Milwaukee WI 53202-6611
                                     Everen Clearing Corp               5.22
                                     Acct 6044-1401
                                     Lyle Pagel TR
                                     111 East Kilbourn Avenue
                                     Milwaukee WI 53202-6611
                                     Everen Clearing Corp               5.04
                                     Acct 7804-2234
                                     Norris L. Tibbets
                                     111 East Kilbourn Avenue
                                     Milwaukee WI 53202-6611
Nuveen Flagship Wisconsin Municipal
 Bond Fund                           Elizabeth H Sohn TR               99.47
 Class R Shares....................  Elizabeth H Sohn Trust
                                     U/A Dtd 3/7/96
                                     N14651 Wintergreen Lake Rd
                                     Park Falls WI 54552-7069

INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

  Nuveen Advisory Corp. acts as investment adviser for and manages the investment and reinvestment of the assets of each of the Funds. Nuveen Advisory also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. See "Fund Service Providers" in the Prospectus.

  Pursuant to an investment management agreement between Nuveen Advisory and the Trust, each of the Funds except the Kentucky Limited Term Fund has agreed to pay an annual management fee at the rates set forth below:

AVERAGE DAILY NET ASSET VALUE FEE                                 MANAGEMENT FEE
---------------------------------                                 --------------
For the first $125 million.......................................  .5500 of 1%
For the next $125 million........................................  .5375 of 1%
For the next $250 million........................................  .5250 of 1%
For the next $500 million........................................  .5125 of 1%
For the next $1 billion..........................................  .5000 of 1%
For assets over $2 billion.......................................  .4750 of 1%

  The Kentucky Limited Term Fund has agreed to pay an annual management fee at the rates set forth below:

AVERAGE DAILY NET ASSET VALUE                                     MANAGEMENT FEE
-----------------------------                                     --------------
For the first $125 million.......................................  .4500 of 1%
For the next $125 million........................................  .4375 of 1%
For the next $250 million........................................  .4250 of 1%
For the next $500 million........................................  .4125 of 1%
For the next $1 billion..........................................  .4000 of 1%
For assets over $2 billion.......................................  .3750 of 1%

  Nuveen Advisory has agreed to waive all or a portion of its management fee or reimburse certain expenses of the Ohio Fund in order to prevent total operating expenses (including Nuveen Advisory's fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities, any asset-based distribution or service fees and, to the extent permitted, extraordinary expenses) in any fiscal year from exceeding .75 of 1% of average daily net asset value of any class of shares of the Fund.

  For all of the Funds, Nuveen Advisory has committed through at least 1998 to continue Flagship's general dividend-setting practices.

  For the last three fiscal years, the Funds paid net management fees to Flagship Financial, predecessor to Nuveen Advisory, and beginning on February 1, 1997, to Nuveen Advisory, as follows:

                             MANAGEMENT FEES NET OF      FEE WAIVERS AND EXPENSE
                           EXPENSE REIMBURSEMENT PAID        REIMBURSEMENTS
                               FOR THE YEAR ENDED          FOR THE YEAR ENDED
                          ----------------------------- -------------------------
                           5/31/96   5/31/97   5/31/98   5/31/96  5/31/97 5/31/98
                          --------- --------- --------- --------- ------- -------
Kansas Municipal Bond
 Fund...................     38,552   159,550   360,823   496,188 339,334 191,060
Kentucky Municipal Bond
 Fund...................    799,646 1,300,570 2,227,288 1,328,971 989,872 310,289
Kentucky Limited Term
 Municipal Bond Fund....      2,496       --        --     50,402 108,413  79,972
Michigan Municipal Bond
 Fund...................    873,242 1,194,710 1,804,027   586,307 378,083     --
Missouri Municipal Bond
 Fund...................    494,006   823,757 1,308,176   598,909 326,922     --
Ohio Municipal Bond
 Fund...................  1,899,111 2,430,648 3,609,901   522,006 355,267     --
Wisconsin Municipal Bond
 Fund...................        --        --        --    102,593 146,340 156,639

  In addition to the management fee of Nuveen Advisory, each Fund pays all other costs and expenses of its operations and a portion of the Trust's general administrative expenses allocated in proportion to the net assets of each Fund.

  Nuveen Advisory is a wholly owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), the Funds' principal underwriter. Nuveen is the sponsor of the Nuveen Defined Portfolios, and is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,300,000 individuals have invested to date in Nuveen's funds and Defined Portfolios. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. Effective January 1, 1997, The John Nuveen Company acquired Flagship Resources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Funds, was merged with Nuveen Advisory.

  The Funds, the other Nuveen funds, Nuveen Advisory, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

PORTFOLIO TRANSACTIONS

  Nuveen Advisory, in effecting purchases and sales of portfolio securities for the account of each Fund, will place orders in such manner as, in the opinion of management, will offer the best price and market for the execution of each transaction. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the Investment Company Act of 1940.

  The Funds expect that all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it will be the practice of the Funds to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of the Funds, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

  Nuveen Advisory reserves the right to, and does, manage other investment accounts and investment companies for other clients, which may have investment objectives similar to the Funds. Subject to applicable laws and regulations, Nuveen Advisory will attempt to allocate equitably portfolio transactions among the Funds and the portfolios of its other clients purchasing or selling securities whenever decisions are made to purchase or sell securities by a Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and such other clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other clients, the size of investment commitments generally held by the Fund and such other clients and opinions of the persons responsible for recommending investments to the Fund and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

  Under the Investment Company Act of 1940, the Funds may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of an issue of Municipal Obligations purchased by a Fund, the amount of Municipal Obligations which may be purchased in any one issue and the assets of a Fund which may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

  As stated in the Prospectus, the net asset value of the shares of the Funds will be determined separately for each class of the Funds' shares by The Chase Manhattan Bank, the Funds' custodian, as of the close of trading (normally 4:00 p.m. Eastern Time) on each day on which the Exchange is normally open for trading. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing the value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by the number of shares of the class outstanding.

  In determining net asset value for the Funds, the Funds' custodian utilizes the valuations of portfolio securities furnished by a pricing service approved by the trustees. Securities for which quotations are not readily available (which constitute a majority of the securities held by the Funds) are valued at fair value as determined by the pricing service using methods which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

TAX MATTERS

FEDERAL INCOME TAX MATTERS

  The following discussion of federal income tax matters is based upon the advice of Morgan, Lewis & Bockius LLP, counsel to the Trust.

  Each Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, a Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock or securities (the "90% gross income test"). Second, for taxable years beginning on or before August 5, 1997, a Fund must derive less than 30% of its annual gross income from the sale or other disposition of any of the following which was held for less than three months: (i) stock or securities and (ii) certain options, futures, or forward contracts (the "short-short test"). The short-short test will not be a requirement for qualification as a regulated investment company for taxable years beginning after August 5, 1997. Third, a Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

  As a regulated investment company, a Fund will not be subject to federal income tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). A Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its short-term capital loss). However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any capital gain, such Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed capital gains included in the shareholder's gross income. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

  Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

  Each Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) that will enable it to designate distributions from the interest income generated by investments in Municipal Obligations, which is exempt from regular federal income tax when received by such Fund, as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends. Insurance proceeds received by a Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations will be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on "non-appropriation" lease obligations will be excludable from gross income for federal income tax purposes. See "Investment Policies and Investment Portfolio; Portfolio Securities."

  Distributions by a Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by a Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If a Fund purchases a Municipal Obligation at a market discount, any gain realized by the Fund upon sale or redemption of the Municipal Obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Any net long-term capital gains realized by a Fund and distributed to shareholders in cash or additional shares, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of a Fund. Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

  If a Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

  If a Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

  Because the taxable portion of a Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to qualify under the Internal Revenue Code for the dividends received deductions for corporations.

  Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31.

  The redemption or exchange of the shares of a Fund normally will result in capital gain or loss to the shareholders. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, (i) gain on the sale of shares held for more than 18 months will generally be taxed at a maximum marginal rate of 20%, (ii) gain on the sale of shares held for more than one year but not more than 18 months will generally be taxed at a maximum marginal rate of 28%, and (iii) gain on the sale of shares held for not more than one year and other ordinary income will generally be taxed at a maximum marginal rate of 39.6%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate on net income may be higher in certain circumstances.

  All or a portion of a sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

  It may not be advantageous from a tax perspective for shareholders to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the shares disposed of) rather than tax-exempt interest.

  In order to avoid a 4% federal excise tax, a Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which such Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Funds intend to make timely distributions in compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax.

  If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest income from Municipal Obligations), and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

  Because the Funds may invest in private activity bonds, the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Funds may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisers before investing in a Fund.

  Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations, such as bonds issued to make loans for housing purposes or to private entities (but not for certain tax-exempt organizations such as universities and non-profit hospitals), is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Fund receives income from Municipal Obligations subject to the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the alternative minimum tax regime. The Funds will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations subject to the federal alternative minimum tax.

  In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Funds that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

  Tax-exempt income, including exempt-interest dividends paid by a Fund, will be added to the taxable income of individuals receiving social security or railroad retirement benefits in determining whether a portion of that benefit will be subject to federal income tax.

  The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any Fund is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

  The Funds are required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Funds their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

  The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Funds and the income tax consequences to their shareholders.

STATE TAX MATTERS

  The discussion of tax treatment is based on the assumptions that the Funds will qualify under Subchapter M of the Code as regulated investment companies and as qualified investment funds under applicable state law, that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. Unless otherwise noted, shareholders in each Fund will not be subject to state income taxation on distributions that are attributable to interest earned on the municipal obligations issued by that state or its subdivisions, or on obligations of the United States. Shareholders generally will be required to include capital gain distributions in their income for state tax purposes. The tax discussion summarizes general state tax laws which are currently in effect and are subject to change by legislative or administrative action; any such changes may be retroactive with respect to the applicable Fund's transactions. Investors should consult a tax adviser for more detailed information about state taxes to which they may be subject.

KANSAS

  The following is a general, abbreviated summary of certain provisions of the applicable Kansas tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Kansas Fund. The foregoing summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Kansas Fund transactions.

  The following is based on the assumptions that the Kansas Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Kansas Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Kansas Fund's shareholders.

  The Kansas Fund will be subject to the Kansas corporate franchise tax and the Kansas corporate income tax only if it has a sufficient nexus with Kansas. If it is subject to such taxes, it does not expect to pay a material amount of either tax.

  Distributions by the Kansas Fund that are attributable to interest on any obligation of Kansas and its political subdivisions issued after December 31, 1987, and interest on certain such obligations issued before January 1, 1988, or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the Kansas personal income tax or the Kansas corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Kansas personal and corporate income taxes.

  Gain on the sale, exchange, or other disposition of shares of the Kansas Fund will be subject to the Kansas personal and corporate income taxes.

  Shares of the Kansas Fund may be subject to the Kansas inheritance tax and the Kansas estate tax if owned by a Kansas decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Kansas and local tax matters.

KENTUCKY

  The following is a general, abbreviated summary of certain provisions of the applicable Kentucky tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Kentucky Funds. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Kentucky Funds transactions.

  The following is based on the assumptions that the Kentucky Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause Kentucky Funds distributions to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the Kentucky Funds' shareholders.

  The Kentucky Funds will be subject to the Kentucky corporate income tax, the Kentucky intangible property tax, and the Kentucky corporation license tax only if they have a sufficient nexus with Kentucky. If they are subject to such taxes, they do not expect to pay a material amount of any such tax.

  Distributions from the Kentucky Funds that are attributable to interest on any obligation of Kentucky and its political subdivisions ("Kentucky Obligations") or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations") will not be subject to the Kentucky personal income tax or the Kentucky corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Kentucky personal and corporate income tax.

  Resident shareholders will not be subject to the Kentucky intangible property tax on the portion of the fair cash value of their Kentucky Fund shares that are attributable to Kentucky obligations or Federal obligations.

  Gain on the sale, exchange, or other disposition of shares of the Kentucky Funds will be subject to the Kentucky personal and corporate income taxes.

  Shares of the Kentucky Funds may be subject to the Kentucky inheritance tax and the Kentucky estate tax if owned by a Kentucky decedent at the time of death.

  Shareholders employed in Louisville or Jefferson County will not be subject to local occupational license fees on income earned from the Kentucky Funds. Shareholders employed elsewhere in Kentucky generally will not be subject to local occupational license fees.

  Shareholders that are either corporations or sole proprietors, and that do business in Louisville or Jefferson County, will not be subject to the local occupational license fee. Shareholders that are either corporations or sole proprietors, and that do business elsewhere in Kentucky may, however, be subject to local occupational license fees.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Kentucky and local tax matters.

MICHIGAN

  The following is a general, abbreviated summary of certain provisions of the applicable Michigan state tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Michigan Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Michigan Fund transactions.

  The following is based on the assumptions that the Michigan Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Michigan Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Michigan Fund's shareholders.

  The Michigan Fund will be subject to the Michigan single business tax only if it has a sufficient nexus with Michigan. If it is subject to the single business tax, it does not expect to pay a material amount of such tax.

  Distributions by the Michigan Fund attributable to interest on any obligation of Michigan and its political subdivisions ("Michigan Obligations") or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations") will not be subject to the Michigan personal income tax. In addition, under current administrative practice of the Michigan Department of Revenue, dividends attributable to gains realized from the sale or exchange of Federal Obligations will not be subject to the Michigan personal income tax. All other distributions, including distributions attributable to capital gains (other than capital gains realized from the sale of Federal Obligations), will be subject to the Michigan income tax.

  All other distributions, including distributions attributable to capital gains (other than capital gains realized from the sale of Federal Obligations), will be subject to the Michigan income tax.

  Residents of Michigan cities imposing local income taxes will not be subject to such taxes on the Michigan Fund's distributions of income attributable either (1) to interest earned on Federal Obligations or of state or local governments or (2) to gains on the sale of Federal Obligations.

  If a shareholder subject to the Michigan single business tax receives distributions derived from interest on Michigan Obligations or sells or exchanges shares of the Michigan Fund, such events may affect its single business tax base.

  Gain on the sale, exchange, or other disposition of shares of the Michigan Fund will be subject to the Michigan personal income tax.

  Shares of the Michigan Fund may be subject to the Michigan inheritance and estate taxes if owned by a Michigan decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Michigan and local tax matters, particularly with regard to the Michigan single business tax.

MISSOURI

  The following is a general, abbreviated summary of certain provisions of the applicable Missouri tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Missouri Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Missouri Fund transactions.

  The following is based on the assumptions that the Missouri Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Missouri Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Missouri Fund's shareholders.

  The Missouri Fund will be subject to the Missouri corporate franchise tax and the Missouri corporate income tax only if it has a sufficient nexus with Missouri. If it is subject to such taxes, it does not expect to pay a material amount with respect to either tax.

  Distributions by the Missouri Fund that are attributable to interest on obligations of Missouri and its political subdivisions or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law will not be subject to the Missouri personal income tax or the Missouri corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Missouri personal and corporate income taxes.

  Gain on the sale, exchange, or other disposition of shares of the Missouri Fund will be subject to the Missouri personal income tax and the Missouri corporate income tax.

  Shares of the Missouri Fund may be subject to the Missouri estate tax if owned by a Missouri decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Missouri and local tax matters.

OHIO

  The following is a general, abbreviated summary of certain provisions of the applicable Ohio tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Ohio Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Ohio Fund transactions.

  The following is based on the assumptions that the Ohio Fund will qualify under Subchapter M of the Code as a regulated investment company and under Ohio law as a qualified investment trust, that it will file any report that may be required of it under the Ohio Revised Code, that it will satisfy the conditions which will cause Ohio Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Ohio Fund's shareholders.

  The Ohio Fund is not subject to Ohio taxes.

  Distributions by the Ohio Fund attributable to interest on or gain from the sale of any interest-bearing obligation of Ohio and its political subdivisions ("Ohio Obligations") or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations") will not be subject to the Ohio personal income tax, Ohio school district income taxes, and Ohio municipal income taxes. All other distributions, including distributions attributable to capital gains (other than capital gains on Ohio Obligations), will be subject to the Ohio personal income tax, Ohio school district income taxes, and Ohio municipal income taxes.

  In computing their Ohio corporation franchise tax on the net income basis, shareholders will not be subject to tax on the portion of distributions by the Ohio Fund that is attributable to interest on or gain from the sale of Ohio Obligations, interest on similar obligations of other states or their political subdivisions, or interest on Federal Obligations. In computing their corporate franchise tax on the net worth basis, shareholders must include in their tax base their shares of the Ohio Fund.

  Gain on the sale, exchange or other disposition of shares of the Ohio Fund will be subject to the Ohio personal income tax, Ohio school district income taxes, Ohio municipal income taxes and the Ohio corporation franchise tax.

  Shares of the Ohio Fund may be subject to the Ohio estate tax if owned by an Ohio decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Ohio and local tax matters.

WISCONSIN

  The following is a general, abbreviated summary of certain provisions of the applicable Wisconsin tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Wisconsin Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Wisconsin Fund transactions.

  The following is based on the assumptions that the Wisconsin Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Wisconsin Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Wisconsin Fund's shareholders.

  The Wisconsin Fund will be subject to the Wisconsin corporate franchise tax or the corporate income tax only if it has a sufficient nexus with Wisconsin. If it is subject to such taxes, it does not expect to pay a material amount of either tax.

  Distributions by the Wisconsin Fund that are attributable to interest earned on any obligations of Wisconsin and its political subdivisions that are exempt from the Wisconsin personal income tax under Wisconsin law ("Wisconsin Obligations") or to interest or dividends earned on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations") will not be subject to the Wisconsin personal income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Wisconsin personal income tax. A certain portion of such capital gains distributions, however, will be exempt from Wisconsin personal income tax.

  All Wisconsin Fund distributions to corporate shareholders, regardless of source, will be subject to the Wisconsin franchise tax.

  Gain on the sale, exchange, or other disposition of shares of the Wisconsin Fund will be subject to the Wisconsin personal income and corporate franchise taxes. In the case of individuals, however, a certain portion of such gain will be exempt from Wisconsin personal income tax.

  Shares of the Wisconsin Fund may be subject to the Wisconsin estate tax if owned by a Wisconsin decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for detailed information concerning Wisconsin state and local tax maters.

PERFORMANCE INFORMATION

  The historical investment performance of the Funds may be shown in the form of "yield," "taxable equivalent yield," "average annual total return," "cumulative total return" and "taxable equivalent total return" figures, each of which will be calculated separately for each class of shares.

  In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:


                            Yield=2[(a-b +1)/6/ -1]
                                     ---
                                     cd

  In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 4.20% (2.5% for the Kentucky Limited Term Fund).

  In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

  Taxable equivalent yield is computed by dividing that portion of the yield which is tax-exempt by the remainder of (1 minus the stated combined federal and state income tax rate, taking into account the deductibility of state taxes for federal income tax purposes) and adding the product to that portion, if any, of the yield that is not tax exempt.

  The taxable equivalent yields quoted below are based upon (1) the stated combined federal and state income tax rates and (2) the yields for the 30-day period quoted in the left-hand column.

                                                AS OF MAY 31, 1998
                                    ------------------------------------------
                                           COMBINED FEDERAL       TAXABLE
                                    YIELD AND STATE TAX RATE* EQUIVALENT YIELD
                                    ----- ------------------- ----------------
     Kansas Municipal Bond Fund
       Class A Shares.............. 4.32%       44.30%             7.76%
       Class B Shares.............. 3.76%       44.30%             6.75%
       Class C Shares.............. 3.96%       44.30%             7.11%
       Class R Shares.............. 4.71%       44.30%             8.46%
     Kentucky Municipal Bond Fund
       Class A Shares.............. 4.06%       43.20%             7.15%
       Class B Shares.............. 3.49%       43.20%             6.14%
       Class C Shares.............. 3.69%       43.20%             6.50%
       Class R Shares.............. 4.43%       43.20%             7.80%
     Kentucky Limited Term
     Municipal Bond Fund
       Class A Shares.............. 3.71%       43.20%             6.53%
       Class C Shares.............. 3.45%       43.20%             6.07%
       Class R Shares.............. 4.01%       43.20%             7.06%
     Michigan Municipal Bond Fund
       Class A Shares.............. 4.04%       42.30%             7.00%
       Class B Shares.............. 3.47%       42.30%             6.01%
       Class C Shares.............. 3.67%       42.30%             6.36%
       Class R Shares.............. 4.42%       42.30%             7.66%
     Missouri Municipal Bond Fund
       Class A Shares.............. 4.17%       43.20%             7.34%
       Class B Shares.............. 3.60%       43.20%             6.34%
       Class C Shares.............. 3.80%       43.20%             6.69%
       Class R Shares.............. 4.55%       43.20%             8.01%
     Ohio Municipal Bond Fund
       Class A Shares.............. 3.72%       44.10%             6.65%
       Class B Shares.............. 3.14%       44.10%             5.62%
       Class C Shares.............. 3.34%       44.10%             5.97%
       Class R Shares.............. 4.09%       44.10%             7.32%
     Wisconsin Municipal Bond Fund
       Class A Shares.............. 4.42%       43.70%             7.85%
       Class B Shares.............. 3.87%       43.70%             6.87%
       Class C Shares.............. 4.06%       43.70%             7.21%
       Class R Shares.............. 4.78%       43.70%             8.49%

--------
   * The combined tax rates used in these tables represent the highest or one of the highest combined tax rates applicable to state taxpayers, rounded to the nearest .5%; these rates do not reflect the current federal tax limitations on itemized deductions and personal exemptions, which may raise the effective tax rate and taxable equivalent yield for taxpayers above certain income levels.

  For additional information concerning taxable equivalent yields, see the Taxable Equivalent Yields table in the Prospectus.

  The Funds may from time to time in their advertising and sales materials report a quotation of their current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. Distribution rate is computed by taking the most recent monthly tax-free income dividend per share, multiplying it by 12 to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Defined Portfolios, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

  The distribution rates as of the period quoted, based on the maximum public offering price then in effect for the Funds, and assuming the imposition of the maximum sales charge for Class A Shares of 4.20% (2.5% for the Kentucky Limited Term Municipal Bond Fund), were as follows:

                                                         MAY 31, 1998
                                                -------------------------------
                                                      DISTRIBUTION RATES
                                                -------------------------------
                                                CLASS A CLASS B CLASS C CLASS R
                                                ------- ------- ------- -------
      Kansas Municipal Bond Fund...............  4.72%   4.21%   4.40%   5.12%
      Kentucky Municipal Bond Fund.............  4.79%   4.27%   4.48%   5.22%
      Kentucky Limited Term Municipal Bond
       Fund....................................  4.22%     N/A   3.97%   4.57%
      Michigan Municipal Bond Fund ............  4.76%   4.22%   4.43%   5.17%
      Missouri Municipal Bond Fund.............  4.71%   4.17%   4.38%   5.13%
      Ohio Municipal Bond Fund.................  4.80%   4.30%   4.50%   5.22%
      Wisconsin Municipal Bond Fund............  4.59%   4.02%   4.25%   4.95%

  Average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical, $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

  Total returns for Class A Shares of each fund reflect actual performance for all periods. For the Kansas, Kentucky, Michigan, Missouri, Ohio and Wisconsin Funds, Classes B, C and R, total returns reflect actual performance for periods since class inception, and Class A performance for periods prior to inception, adjusted for the differences in sales charges (and for Classes B and C, fees) between the classes. For the Kentucky Limited Term, Class A total returns reflect actual performance for all periods and Class C and R total returns reflect actual performance for periods since class inception, and Class A performance for all periods prior to class inception, adjusted for the differences in sales charges between the classes.

  The inception dates for each class of the Funds' shares are as follows:

                                                               INCEPTION DATES
                                                              ------------------
   Kansas Municipal Bond Fund
     Class A Shares.......................................... January 9, 1992
     Class B Shares.......................................... February 1, 1997
     Class C Shares.......................................... February 1, 1997
     Class R Shares.......................................... February 1, 1997
   Kentucky Municipal Bond Fund
     Class A Shares.......................................... May 4, 1987
     Class B Shares.......................................... February 1, 1997
     Class C Shares.......................................... October 4, 1993
     Class R Shares.......................................... February 1, 1997
   Kentucky Limited Term Municipal Bond Fund
     Class A Shares.......................................... September 14, 1995
     Class C Shares.......................................... September 14, 1995
     Class R Shares.......................................... February 1, 1997
   Michigan Municipal Bond Fund
     Class A Shares.......................................... June 27, 1985
     Class B Shares.......................................... February 1, 1997
     Class C Shares.......................................... June 22, 1993
     Class R Shares.......................................... February 1, 1997
   Missouri Municipal Bond Fund
     Class A Shares.......................................... August 3, 1987
     Class B Shares.......................................... February 1, 1997
     Class C Shares.......................................... February 2, 1994
     Class R Shares.......................................... February 1, 1997
   Ohio Municipal Bond Fund
     Class A Shares.......................................... June 27, 1985
     Class B Shares.......................................... February 1, 1997
     Class C Shares.......................................... August 3, 1993
     Class R Shares.......................................... February 1, 1997
   Wisconsin Municipal Bond Fund
     Class A Shares.......................................... June 1, 1994
     Class B Shares.......................................... February 1, 1997
     Class C Shares.......................................... February 1, 1997
     Class R Shares.......................................... February 1, 1997

  The annual total return figures for the Funds, including the effect of the maximum sales charge for Class A Shares, and applicable CDSC for Class B Shares, for the one-year, five-year, and ten-year periods (as applicable) ended May 31, 1998 and for the period from inception through May 31, 1998, respectively, were:

                                             ANNUAL TOTAL RETURNS
                             -----------------------------------------------------
                               ONE YEAR    FIVE YEARS   TEN YEARS   FROM INCEPTION
                                ENDED        ENDED        ENDED        THROUGH
                             MAY 31, 1998 MAY 31, 1998 MAY 31, 1998  MAY 31, 1998
                             ------------ ------------ ------------ --------------
   Kansas Municipal Bond
    Fund
     Class A Shares........      4.70%       5.14%        N/A           6.57%
     Class B Shares........      4.57%       5.15%        N/A           6.57%
     Class C Shares........      8.85%       5.70%        N/A           6.92%
     Class R Shares........      9.84%       6.23%        N/A           7.42%
   Kentucky Municipal Bond
    Fund
     Class A Shares........      4.46%       5.50%        7.98%         7.75%
     Class B Shares........      4.10%       5.61%        7.97%         7.74%
     Class C Shares........      8.43%       5.81%        7.85%         7.57%
     Class R Shares........      9.25%       6.43%        8.46%         8.18%
   Kentucky Limited Term
    Municipal Bond Fund
     Class A Shares........      3.92%       N/A          N/A           5.07%
     Class C Shares........      6.17%       N/A          N/A           5.71%
     Class R Shares........      6.58%       N/A          N/A           6.09%
   Michigan Municipal Bond
    Fund
     Class A Shares........      4.39%       5.33%        7.64%         8.08%
     Class B Shares........      4.12%       5.48%        7.63%         8.08%
     Class C Shares........      8.45%       5.59%        7.47%         7.82%
     Class R Shares........      9.16%       6.30%        8.13%         8.46%
   Missouri Municipal Bond
    Fund
     Class A Shares........      4.76%       5.39%        7.82%         7.45%
     Class B Shares........      4.53%       5.52%        7.82%         7.44%
     Class C Shares........      8.74%       5.73%        7.70%         7.29%
     Class R Shares........      9.56%       6.36%        8.32%         7.90%
   Ohio Municipal Bond Fund
     Class A Shares........      4.19%       5.05%        7.36%         7.85%
     Class B Shares........      3.89%       5.15%        7.35%         7.84%
     Class C Shares........      8.12%       5.37%        7.23%         7.61%
     Class R Shares........      8.89%       5.99%        7.84%         8.22%
   Wisconsin Municipal Bond
    Fund
     Class A Shares........      5.56%       N/A          N/A           5.90%
     Class B Shares........      5.46%       N/A          N/A           5.84%
     Class C Shares........      9.59%       N/A          N/A           6.66%
     Class R Shares........     10.47%       N/A          N/A           7.18%

  Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.

  The cumulative total return figures for the Funds, including the effect of the maximum sales charge for the Class A Shares, and applicable CDSC for Class B Shares, for the one-year, five-year, and ten-year periods (as applicable) ended May 31, 1998, and for the period since inception through May 31, 1998, respectively, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above, were as follows:

                                            CUMULATIVE TOTAL RETURNS
                            --------------------------------------------------------
                              ONE YEAR    FIVE YEARS   TEN YEARS         FROM
                               ENDED        ENDED        ENDED     INCEPTION THROUGH
                            MAY 31, 1998 MAY 31, 1998 MAY 31, 1998   MAY 31, 1998
                            ------------ ------------ ------------ -----------------
   Kansas Municipal Bond
    Fund
     Class A Shares........    4.70%        28.50%      N/A              50.21%
     Class B Shares........    4.57%        28.54%      N/A              50.13%
     Class C Shares........    8.85%        31.96%      N/A              53.38%
     Class R Shares........    9.84%        35.29%      N/A              58.02%
   Kentucky Municipal Bond
    Fund
     Class A Shares........    4.46%        30.72%      115.55%         127.18%
     Class B Shares........    4.10%        31.36%      115.35%         127.03%
     Class C Shares........    8.43%        32.63%      112.87%         123.10%
     Class R Shares........    9.25%        36.55%      125.23%         137.46%
   Kentucky Limited Term
    Municipal Bond Fund
     Class A Shares........    3.92%        N/A         N/A              14.36%
     Class C Shares........    6.17%        N/A         N/A              16.26%
     Class R Shares........    6.58%        N/A         N/A              17.38%
   Michigan Municipal Bond
    Fund
     Class A Shares........    4.39%        29.63%      108.74%         173.13%
     Class B Shares........    4.12%        30.55%      108.54%         172.86%
     Class C Shares........    8.45%        31.25%      105.59%         164.59%
     Class R Shares........    9.16%        35.71%      118.41%         185.73%
   Missouri Municipal Bond
    Fund
     Class A Shares .......    4.76%        30.04%      112.38%         117.58%
     Class B Shares........    4.53%        30.79%      112.27%         117.48%
     Class C Shares........    8.74%        32.12%      109.96%         114.14%
     Class R Shares........    9.56%        36.14%      122.34%         127.80%

                                             CUMULATIVE TOTAL RETURNS
                             --------------------------------------------------------
                               ONE YEAR    FIVE YEARS   TEN YEARS         FROM
                                ENDED        ENDED        ENDED     INCEPTION THROUGH
                             MAY 31, 1998 MAY 31, 1998 MAY 31, 1998   MAY 31, 1998
                             ------------ ------------ ------------ -----------------
   Ohio Municipal Bond Fund
     Class A Shares .......      4.19%       27.90%      103.38%         165.62%
     Class B Shares........      3.89%       28.53%      103.21%         165.36%
     Class C Shares........      8.12%       29.89%      100.92%         158.11%
     Class R Shares........      8.89%       33.78%      112.69%         177.74%
   Wisconsin Municipal Bond
    Fund
     Class A Shares .......      5.56%       N/A         N/A              25.82%
     Class B Shares........      5.46%       N/A         N/A              25.49%
     Class C Shares........      9.59%       N/A         N/A              29.38%
     Class R Shares........     10.47%       N/A         N/A              31.94%

  Calculation of taxable equivalent total return is also not subject to a prescribed formula. Taxable equivalent total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, computing the total return for each calendar year in the period in the manner described above, and increasing the total return for each such calendar year by the amount of additional income that a taxable fund would need to have generated to equal the income on an after-tax basis, at a specified income tax rate (usually the highest marginal federal tax rate), calculated as described above under the discussion of "taxable equivalent yield." The resulting amount for the calendar year is then divided by the initial investment amount to arrive at a "taxable equivalent total return factor" for the calendar year. The taxable equivalent total return factors for all the calendar years are then multiplied together and the result is then annualized by taking its Nth root (N representing the number of years in the period) and subtracting 1, which provides a taxable equivalent total return expressed as a percentage.

  Using the 44.3% maximum marginal federal tax rate for 1998, the annual taxable equivalent total return for the Kansas Municipal Bond Fund, Class A Shares, for the one-year period ended May 31, 1998 was 13.49%.

  Class A Shares of the Funds are sold at net asset value plus a current maximum sales charge of 4.20% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Yield, returns and net asset value of each class of shares of the Funds will fluctuate. Factors affecting the performance of the Funds include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset value, which may be more or less than original cost.

  In reports or other communications to shareholders or in advertising and sales literature, the Funds may also compare their performance with that of:
(1) the Consumer Price Index or various unmanaged bond indexes such as the Lehman Brothers Municipal Bond Index and the Salomon Brothers High Grade Corporate Bond Index and (2) other fixed income or municipal bond mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Funds for any future period.

  Each Fund may from time to time in its advertising and sales materials compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds. These taxable investments have investment characteristics that differ from those of the Funds. U.S. Government bonds, for example, are long-term investments backed by the full faith and credit of the U.S. Government, and bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.

  There are differences and similarities between the investments which the Funds may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. The CDA Mutual Fund-Municipal Bond Index is a weighted performance average of other mutual funds with a federally tax-exempt income objective. The Salomon Brothers High Grade Corporate Bond Index is an unmanaged index that generally represents the performance of high grade long-term taxable bonds during various market conditions. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally represents the performance of high grade intermediate and long-term municipal bonds during various market conditions. Lipper calculates municipal bond fund averages based on average maturity and credit quality. Morningstar rates mutual funds by overall risk-adjusted performance, investment objectives, and assets. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges. The market prices and yields of taxable and tax-exempt bonds will fluctuate. The Funds primarily invest in investment grade Municipal Obligations in pursuing their objective of as high a level of current interest income which is exempt from federal and state income tax as is consistent, in the view of the Funds' management, with preservation of capital.

  The Funds may also compare their taxable equivalent total return performance to the total return performance of taxable income funds such as treasury securities funds, corporate bond funds (either investment grade or high yield), or Ginnie Mae funds. These types of funds, because of the character of their underlying securities, differ from municipal bond funds in several respects. The susceptibility of the price of treasury bonds to credit risk is far less than that of municipal bonds, but the price of treasury bonds tends to be slightly more susceptible to change resulting from changes in market interest rates. The susceptibility of the price of investment grade corporate bonds and municipal bonds to market interest rate changes and general credit changes is similar. High yield bonds are subject to a greater degree of price volatility than municipal bonds resulting from changes in market interest rates and are particularly susceptible to volatility from credit changes. Ginnie Mae bonds are generally subject to less price volatility than municipal bonds from credit concerns, due primarily to the fact that the timely payment of monthly installments of principal and interest are backed by the full faith and credit of the U.S. Government, but Ginnie Mae bonds of equivalent coupon and maturity are generally more susceptible to price volatility resulting from market interest rate changes. In addition, the volatility of Ginnie Mae bonds due to changes in market interest rates may differ from municipal bonds of comparable coupon and maturity because bonds of the sensitivity of Ginnie Mae prepayment experience to change in interest rates.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES

  As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

  Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares.

  Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees.

  The minimum initial investment is $3,000 per fund share class, and may be lower for accounts opened through fee-based programs for which the program sponsor has established a single master account with the fund's transfer agent and performs all sub-accounting services related to that account.

  Class A Shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of
 .20%. See "Distribution and Service Plan." Set forth below is an example of the method of computing the offering price of the Class A shares of a Fund. The example assumes a purchase on May 31, 1998 of Class A shares from the Nuveen Flagship Kansas Municipal Bond Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

      Net Asset Value per share......................................... $10.60
      Per Share Sales Charge--4.20% of public offering price (4.34% of
       net asset value per share).......................................    .46
                                                                         ------
      Per Share Offering Price to the Public............................ $11.06

  The Funds receive the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

  The following Class A sales charges and commissions apply to all Funds except Kentucky Limited Term:

                                                                                   AUTHORIZED DEALER
                                      SALES CHARGE AS % OF  SALES CHARGE AS % OF  COMMISSION AS % OF
   AMOUNT OF PURCHASE                 PUBLIC OFFERING PRICE NET AMOUNT INVESTED  PUBLIC OFFERING PRICE
   ---------------------------------  --------------------- -------------------- ---------------------
   Less than $50,000                          4.20%                 4.38%                3.70%
   $50,000 but less than $100,000             4.00%                 4.18%                3.50%
   $100,000 but less than $250,000            3.50%                 3.63%                3.00%
   $250,000 but less than $500,000            2.50%                 2.56%                2.00%
   $500,000 but less than $1,000,000          2.00%                 2.04%                1.50%
   $1,000,000 and over                          --(1)                 --                 1.00%(1)

The following Class A sales charge and commissions apply to the Kentucky Limited Term Fund:

                                                           AUTHORIZED DEALER
AMOUNT OF     SALES CHARGE AS % OF  SALES CHARGE AS % OF  COMMISSION AS % OF
PURCHASE      PUBLIC OFFERING PRICE NET AMOUNT INVESTED  PUBLIC OFFERING PRICE
---------     --------------------- -------------------- ---------------------
Less than
 $50,000              2.50%                2.56%                 2.00%
$50,000 but
 less than
 $100,000             2.00%                2.04%                 1.60%
$100,000 but
 less than
 $250,000             1.50%                1.52%                 1.20%
$250,000 but
 less than
 $500,000             1.25%                1.27%                 1.00%
$500,000 but
 less than
 $1,000,000           0.75%                0.76%                 0.60%
$1,000,000
 and over                --(1)               --                  0.50%(1)

--------
(1) You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% (0.50% for the Kentucky Limited Term fund) of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a CDSC of 1% (0.50% for the Kentucky Limited Term fund) of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial adviser has made arrangements with Nuveen and agrees to waive the commission.

REDUCTION OR ELIMINATION OF UP-FRONT SALES CHARGE ON CLASS A SHARES AND CLASS R SHARE PURCHASE AVAILABILITY

  Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of any Fund or of another Nuveen Mutual Fund, or Nuveen exchange-traded fund, or units of a Nuveen Defined Portfolio, on which an up-front sales charge or ongoing distribution fee is imposed or is normally imposed, falls within the amounts stated in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Prospectus. You or your financial adviser must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

  Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A Shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B or C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Portfolio, or otherwise.

  By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

  You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

  Reinvestment of Nuveen Defined Portfolio Distributions. You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various Defined Portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

  Group Purchase Programs. If you are a member of a qualified group, you may purchase Class A Shares of any Fund or of another Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

  Under any group purchase program, the minimum initial investment in Class A shares of any particular Fund or portfolio for each participant in the program is $3,000 and the minimum monthly investment in Class A shares of any particular Fund or portfolio by each participant is $50. No certificates will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

  To establish a group purchase program, both the group itself and each participant must fill out special application materials, which the group administrator may obtain from the group's financial adviser, by calling Nuveen toll-free (800) 257-8787.

  Reinvestment of Redemption Proceeds from Unaffiliated Funds. You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through a broker-dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen. You must provide appropriate documentation that the redemption occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

  Special Sales Charge Waivers. Class A Shares of a Fund may be purchased at net asset value without a sales charge, and may be purchased by the following categories of investors:

  . investors purchasing $1,000,000 or more;

  . officers, trustees and former trustees of the Nuveen and Flagship Funds;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

  . any eligible employer-sponsored qualified defined contribution retirement plan. Eligible plans are those with at least 25 employees and which either (a) make an initial purchase of one or more Nuveen Mutual Funds aggregating $500,000 or more or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on such purchases equal to 1% of the first $2.5 million, plus 2.5% of any amount purchased over $5.0 million. For this category of investors a contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived. Municipal bond funds are not a suitable investment for individuals investing in retirement plans.

  Holders of Class C Shares acquired on or before January 31, 1997 can convert those shares to Class A Shares of the same fund at the shareholder's affirmative request six years after the date of purchase. Holders of Class C Shares must submit their request to the transfer agent no later than the last business day of the 71st month following the month in which they purchased their shares. Holders of Class C Shares purchased after that date will not have the option to convert those shares to Class A Shares.

  Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conversion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

  Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

  Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

  In determining the amount of your purchases of Class A Shares of any Fund that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immediate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

  Class R Share Purchase Eligibility. Class R Shares are available for purchases of $2.5 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

  . officers, trustees and former trustees of the Nuveen and Flagship Funds and their immediate family members or trustees/directors of any fund, sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.
  . Any shares purchased by investors falling within any of the first four categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the fund.

In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such Defined Portfolios in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund.

  The reduced sales charge programs may be modified or discontinued by the Funds at any time upon prior written notice to shareholders of the Funds.

  For more information about the purchase of Class A Shares or reduced sales charge programs, or to obtain the required application forms, call Nuveen toll-free at (800) 257-8787.

REDUCTION OR ELIMINATION OF CONTINGENT DEFERRED SALES CHARGE

  Class A Shares are normally redeemed at net asset value, without any Contingent Deferred Sales Charge ("CDSC"). However, in the case of Class A Shares purchased at net asset value because the purchase amount exceeded $1 million, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

  In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, or that represent an increase in the value of a Fund account due to capital appreciation, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund or Nuveen Money Market fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is calculated based on the lower of the redeemed shares' cost or net asset value at the time of the redemption and is deducted from the redemption proceeds. Nuveen receives the amount of any CDSC shareholders pay. If shares subject to a CDSC are exchanged for shares of a Nuveen money market fund, the CDSC would be imposed on the subsequent redemption of those money market shares, and the period during which the shareholder holds the money market fund shares would be counted in determining the remaining duration of the CDSC. The Fund may elect not to so count the period during which the shareholder held the money market fund shares, in which event the amount of any applicable CDSC would be reduced in accordance with applicable SEC rules by the amount of any 12b-1 plan payments to which those money market funds shares may be subject.

  The CDSC may be waived or reduced under the following six special circumstances: 1) redemptions within one year following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended, of a shareholder; 2) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; 3) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; 4) in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; 5) in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of such Fund; and 6) redemptions made pursuant to a Fund's systematic withdrawal plan, up to 12% of the current market value. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amended.

GENERAL MATTERS

  The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in tax-free, fixed income securities.

  In addition to the types of compensation to dealers to promote sales of fund shares that are described in the prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen mutual funds during specified time periods.

  To help advisers and investors better understand and most efficiently use the Funds to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software, electronic information sites, or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

  Exchanges of shares of a Fund for shares of a Nuveen Money Market fund may be made on days when both funds calculate a net asset value and make shares available for public purchase. Shares of the Nuveen money market funds may be purchased on days on which the Federal Reserve Bank of Boston is normally open for business. In addition to the holidays observed by the Fund, the Nuveen money market funds observe and will not make fund shares available for purchase on the following holidays: Martin Luther King's Birthday, Columbus Day and Veterans Day.

  In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

  Each Fund may suspend the right of redemption, or delay payment to redeeming shareholders for more than seven days, when the New York Stock Exchange is closed (not including customary weekend and holiday closings); when trading in the markets a Fund normally uses is restricted, or the SEC determines that an emergency exists so that trading of a Fund's portfolio securities or determination of a Fund's net asset value is not reasonably practical; or the SEC by order permits the suspension of the right of redemption or the delay in payment to redeeming shareholders for more than seven days.

  The Funds have reserved the right to redeem in kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Funds have no present intention to redeem in kind. The Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the ninety-day period.

  Shares will be registered in the name of the investor or the investor's financial adviser. A change in registration or transfer of shares held in the name of a financial adviser may only be made by an order in good form from the financial adviser acting on the investor's behalf. Share certificates will only be issued upon written request to the Funds' transfer agent. No share certificates will be issued for fractional shares.

  For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Shares" in the Prospectus.

  Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Nuveen Flagship Multistate Trust IV, dated February 1, 1997 and last renewed on July 31, 1998 ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Funds' shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemptions of Shares.

  The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares and the amount thereof retained by Nuveen (or Flagship Financial Inc., which Nuveen acquired on January 1, 1997) for each of the Funds for the last three fiscal years. All figures are to the nearest thousand.

                                YEAR ENDED               YEAR ENDED               YEAR ENDED
                               MAY 31, 1998             MAY 31, 1997             MAY 31, 1996
                         ------------------------ ------------------------ ------------------------
                          AMOUNT OF     AMOUNT     AMOUNT OF     AMOUNT     AMOUNT OF     AMOUNT
                         UNDERWRITING RETAINED BY UNDERWRITING RETAINED BY UNDERWRITING RETAINED BY
                         COMMISSIONS    NUVEEN    COMMISSIONS   FLAGSHIP   COMMISSIONS   FLAGSHIP
FUND                     ------------ ----------- ------------ ----------- ------------ -----------
Kansas Fund.............      255          35          251          35          384          51
Kentucky Fund...........    1,076         141        1,057         145        1,304         174
Kentucky Limited Fund...       25           5           23           4          --          --
Michigan Fund...........      397          55          553          76          594          81
Missouri Fund...........      490          36          632          87          892         120
Ohio Fund...............      891         113          931         124        1,066         141
Wisconsin Fund..........      143          19          170          21          272          24

DISTRIBUTION AND SERVICE PLAN

  The Funds have adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

  The distribution fee applicable to Class B and Class C Shares under each Fund's Plan will be payable to reimburse Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

  The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders.

These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

  Each Fund may spend up to .20 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class B Shares as a service fee under the Plan applicable to Class B Shares. Each Fund may spend up to .55 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to
 .20 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares.

  For the fiscal year ended May 31, 1998, 100% of service fees and distribution fees were paid out as compensation to Authorized Dealers. The service fee for Class A, Class B and Class C Shares was .20% and the distribution fee for Class B Shares was .75% and for Class C Shares was .55% (.35% for the Kentucky Limited Term Fund Class C Shares).

                                                           COMPENSATION PAID TO
                                                          AUTHORIZED DEALERS FOR
                                                            END OF FISCAL 1998
                                                          ----------------------
Kansas Municipal Bond Fund
  Class A................................................        $195,749
  Class B................................................        $ 16,985
  Class C................................................        $  5,028
Kentucky Municipal Bond Fund
  Class A................................................        $888,602
  Class B................................................        $ 22,890
  Class C................................................        $203,304
Kentucky Limited Municipal Bond Fund
  Class A................................................        $ 18,810
  Class C................................................        $ 12,956
Michigan Bond Fund
  Class A................................................        $525,468
  Class B................................................        $ 14,397
  Class C................................................        $328,163
Missouri Municipal Bond Fund
  Class A................................................        $458,460
  Class B................................................        $ 10,095
  Class C................................................        $ 76,058
Ohio Municipal Bond Fund
  Class A................................................        $946,661
  Class B................................................        $ 40,065
  Class C................................................        $324,807
Wisconsin Municipal Bond Fund
  Class A................................................        $ 36,486
  Class B................................................        $  7,440
  Class C................................................        $  3,884

  Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

INDEPENDENT PUBLIC ACCOUNTANTS AND CUSTODIAN

  Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago, Illinois 60603 has been selected as auditors for the Trust. In addition to audit services, the auditors will provide consultation and assistance on accounting, internal control, tax and related matters. The financial statements incorporated by reference elsewhere in this Statement of Additional Information and the information for prior periods set forth under "Financial Highlights" in the Prospectus have been audited by the auditors as indicated in their reports with respect thereto, and are included in reliance upon the authority of those auditors in giving their reports.

  The custodian of the Funds' assets is The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004. The custodian performs custodial, fund accounting, and portfolio accounting services.

  The Fund's transfer, shareholder services, and dividend paying agent is Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108.

FINANCIAL STATEMENTS

  The audited financial statements for each Fund's most recent fiscal year appear in the Fund's Annual Reports and are incorporated herein by reference.

APPENDIX A

RATINGS OF INVESTMENTS

  The four highest ratings of Moody's for Municipal Obligations are Aaa, Aa, A and Baa. Municipal Obligations rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Municipal Obligations which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat greater than in Aaa rated Municipal Obligations. The Aaa and Aa rated Municipal Obligations comprise what are generally known as "high grade bonds." Municipal Obligations that are rated A by Moody's possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest of A rated Municipal Obligations are considered adequate, but elements may be present, which suggest a susceptibility to impairment sometime in the future. Municipal Obligations rated Baa by Moody's are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its general rating category.

  The four highest ratings of S&P for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA have a strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and interest is very strong and such bonds differ from AAA issues only in small degree. The category of A describes bonds which have a strong capacity to pay principal and interest, although such bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating is the lowest "investment grade" security rating by S&P. Municipal Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

  The four highest ratings of Fitch for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Municipal Obligations rated AA are considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because Municipal Obligations rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+." Municipal Obligations rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Municipal Obligations rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  The "Other Corporate Obligations" category of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA by S&P or Aaa by Moody's. Corporate debt obligations rated AAA by S&P have an extremely strong capacity to pay principal and interest. The Moody's corporate debt rating of Aaa is comparable to that set forth above for Municipal Obligations.

  Subsequent to its purchase by a Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event requires the elimination of such obligation from a Fund's portfolio, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

APPENDIX B

DESCRIPTION OF HEDGING TECHNIQUES

  Set forth below is additional information regarding the various Fund's defensive hedging techniques and use of repurchase agreements.

FUTURES AND INDEX TRANSACTIONS

  Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

  The purchase of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. When a Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

  The sale of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. For example, if a Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

  Among the risks associated with the use of financial futures by the Funds as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

  Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

  The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

  Options on Financial Futures. The Funds may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same Fund. There is no guarantee that such closing transactions can be effected.

INDEX CONTRACTS

  Index Futures. A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash--rather than any security--equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

  Index Options. The Funds may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

  Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

REPURCHASE AGREEMENTS

  A Fund may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's board of trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Fund's board of trustees.

  The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.
                                                                    VAI-MS4 9-98
                                      B-2

NUVEEN
Municipal
Bond Funds



November 30, 1998

Semiannual Report

Dependable, tax-free income
to help you keep more of
what you earn.



                              [PHOTO APPEARS HERE]





Kentucky

Kentucky Limited

Michigan

Ohio

    Contents
 1  Dear Shareholder
 4 Nuveen Flagship Kentucky Municipal Bond Fund Commentary and Overview 6 Nuveen Flagship Kentucky Limited Term Municipal Bond Fund Commentary
    and Overview
 8 Nuveen Flagship Michigan Municipal Bond Fund Commentary and Overview 10 Nuveen Flagship Ohio Municipal Bond Fund Commentary and Overview
12  Portfolio of Investments
40  Statement of Net Assets
41  Statement of Operations
42  Statement of Changes in Net Assets
44  Notes to Financial Statements
50  Financial Highlights
52  Building Better Portfolios
53  Fund Information

Highlights

As of November 30, 1998
For Class A shares at net asset value

Credit Quality                     Performance Highlights

Nuveen Flagship Kentucky Municipal Bond Fund

                           [PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed     55%        . One-year total return of 6.69%
AA                       6%        . Outperformed Lipper's Peer Group average
A                       22%        . Good credit quality, with 61% of the funds
BBB/NR                  17%          assets invested in AAA- or AA-rated bonds

Nuveen Flagship Kentucky Limited Term Municipal Bond Fund

                           [PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed     44%        . One-year total return of 5.36%
AA                      19%        . Outperformed Lipper's Peer Group average
A                       26%        . Good credit quality, with 63% of the funds
BBB/NR                  11%          assets invested in AAA- or AA-rated bonds

Nuveen Flagship Michigan Municipal Bond Fund

                           [PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed     59%        . One-year total return of 6.99%
AA                      16%        . Outperformed Lipper's Peer Group average
A                       10%        . Good credit quality, with 75% of the funds
BBB/NR                  15%          assets invested in AAA- or AA-rated bonds
Nuveen Flagship Ohio Municipal Bond Fund

                           [PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed     68%        . One-year total return of 7.19%
AA                       7%        . Outperformed Lipper's Peer Group average
A                       11%        . Good credit quality, with 75% of the funds
BBB/NR                  14%          assets invested in AAA- or AA-rated bonds

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.



Dear Shareholder

I'm pleased to report on the performance of the Nuveen Municipal Bond Funds for the 12 months ended November 30, 1998. Providing a reliable source of tax-free income and competitive after-tax total returns remains the primary investment objective for each of these funds. In each case, we achieved this objective, illustrating once again that Nuveen municipal bond funds can provide an excellent investment option for income-oriented investors.

The Year in Review

Over the past year, the markets endured bouts of volatility, as the Asian financial crisis spilled over into emerging markets and affected economies around the globe. This economic turmoil affected the U.S. equity market, which was very volatile over the past year. The Federal Reserve (the Fed) intervened in an attempt to soften the impact of the financial crises abroad and in the U.S. equity market by lowering short-term interest rates in September by a quarter of a point. Since that time, the Fed has twice again reduced rates, bringing the federal funds rate to 4.75%. As long term interest rates fell to historic lows, investors were reminded of the importance of a well balanced portfolio and professional management. Despite the market volatility throughout the year, your Nuveen Municipal Bond Fund continued to provide attractive current market yields and after-tax total returns. Your fund represented a bright spot among fixed-income investments. In addition, the funds have maintained good levels of call protection, which provide a strong foundation for potentially stable income streams in the foreseeable future. Looking ahead, we will continue to focus on new municipal bond issuance while leveraging our institutional buying power to buy and sell securities at the best possible prices and identifying undervalued securities through proprietary market research.

Municipal Market Review

Over the past year, declining interest rates drove yields on 30-year Treasuries to their lowest levels since 1977. The story in the municipal market, however, was quite different. With yields on the long Treasury bond pushing below 5% at times, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell just 26 basis points - from 5.36% to 5.10% - compared with the 99-point drop in Treasury yields over the past 12 months. As of November 30, 1998, the ratio of municipal yields to Treasury yields stood at 100.8%, compared with the more typical range of 86-87%. For investors, this means that municipal bonds currently offer about the same yield as Treasury bonds--before taxes are taken into account. On an after-tax basis, municipal bonds present an even more attractive investment option relative to Treasuries.

One of the main factors in the steep decline in Treasury yields during the past year was the strong interest in these investments by international investors. As the financial turmoil in Asia continued to spread to economies worldwide and the dollar strengthened against foreign currencies, the demand for U.S. dollar-denominated Treasury securities increased. In the municipal market, where foreign demand was limited by an inability of foreign investors to benefit from the tax advantages of municipal bonds, low interest rates and a strong economy combined to generate high levels of new issuance and a dramatic increase in the refinancing of existing bonds. The first eleven months of 1998 saw $255.24 billion of new municipal issuance and refunding activity, up 28.4% over the same period in 1997. In terms of total issuance, this puts 1998 on pace to be the second largest year on record.

"The key to taking advantage of the exceptional values currently available in the municipal market is the expertise of a market specialist, such as Nuveen Advisory Corp."



In addition, the continued strength of the U.S. economy has brought about improvements in the fundamental financial health of many municipalities and boosted the overall credit quality of municipal bonds. In the third quarter of 1998, upgraded issues by the two major rating agencies outnumbered downgrades by a margin of 7 to 2.

Nuveen Expertise Is Key

The key to taking advantage of the exceptional values currently available in the municipal market is the expertise of a market specialist, such as Nuveen Advisory Corp. To this end, Nuveen has assembled the Premier Advisers(SM), a growing group of experts that can provide time-tested experience and insight in a variety of investment categories. In addition to Nuveen Advisory Corp., our Premier Adviser for tax-free investing, you can rely on our other Premier Advisers to share their wisdom in the equity market, including Institutional Capital Corporation for value investing and Rittenhouse Financial Services, Inc. for growth investing. For more information about our funds, including charges and expenses, contact your financial adviser for a prospectus, or call Nuveen at
(800) 621-7227. Please read the prospectus carefully before you invest or send money.

We encourage you to talk with your financial adviser about the ways Nuveen's expanding selection of investments can assist you in establishing a diversified portfolio designed to help you build and sustain long-term financial security. For more than 100 years, Nuveen has been a respected name in the financial world. We are grateful for the confidence you have shown in us, and we intend to continue earning your trust in the years ahead.


Sincerely,


/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

January 15, 1999

Nuveen Flagship Kentucky Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Rick Huber discusses the Nuveen Flagship Kentucky Municipal Bond Fund and reviews factors that affected performance over the past 12 months.

Comments cover the 12-month period ended November 30, 1998 and all performance statistics are quoted for Class A shares.

What is the status of Kentucky's economy and its municipal market?

Kentucky has enjoyed an improving economic base that has outperformed the nation in annual growth since 1990. That base continues to diversify and modernize into the light manufacturing and service-oriented sectors, reducing the state's traditional reliance on coal, tobacco, and heavy manufacturing. Continued low unemployment numbers and job growth concentrated in the retail, business services, and health services have complemented Kentucky's economic growth and diversification.

Kentucky's economy is expected to continue in its current positive direction, although growth in jobs, wages and productivity is expected to moderate somewhat.

In spite of those improving economic conditions, however, the municipal market has seen relatively little supply in 1998. In fact, Kentucky ranked just 26th among the states in year-to-date issuance as of November 30, 1998. Although the state's total issuance, $2.67 billion, is up 15.6% versus its 1997 issuance, it has been a challenge trying to identify good values.

How did the Nuveen Flagship Kentucky Municipal Bond Fund's underlying portfolio perform during the past year?

Over the past 12 months, the Nuveen Flagship Kentucky Municipal Bond Fund generated a total return on Class A shares at net asset value of 6.69%, equivalent to a taxable total return of 9.48% for investors in the 35.1% combined federal and state income tax bracket. That performance exceeded the 6.40% average annual total return posted by the Lipper Kentucky Municipal Debt Peer Group* of 12 municipal bond funds.

What key strategies were used over the course of the year? Were there any particular sectors in which Nuveen looked for undervalued securities?

The fund continued to enjoy success with its sector strategy. A sector is a particular group of bonds usually found in one industry. Currently, our two largest sector allocations are limited tax obligation bonds and healthcare securities, which accounted for 24% and 21%, respectively, of the fund's investments, as of November 30, 1998. Although we continue to see good values in the healthcare sector, we have looked for opportunities in other sectors, including utilities and the emerging general obligation sector, to add diversification to the portfolio. In all cases, our focus is on high-quality credits that we believe will continue to provide good value over the life of the fund.

Aside from our sector strategy, the fund has also benefited from well-diversified call protection, which helped it maintain more predictable income streams. Staggered call exposure will help to protect the fund from reinvestment risk in the event that interest rates continue to decline.

The fund also maintained its primary focus on high-quality securities, with 61% of the portfolio invested in AAA rated or AA rated bonds, as of November 30, 1998. However, Nuveen's extensive research capabilities also make it possible for us to identify lower-rated debt that we believe offers both strong quality characteristics and the opportunity for additional yield.

Were there any other factors that affected the fund?

There were two significant events in the state this year that impacted the fund's investment opportunities. First was the state's tight municipal bond supply, which made it a challenge to keep the portfolio fully invested. Given the recent rallies in the municipal market, keeping the fund fully invested during the year was key.

Another development in Kentucky was a 1998 state court decision that overturned important restrictions on the issuance of general obligation debt. The resulting ability of Kentucky municipalities to issue general obligation debt created some small though important investment opportunities for us, especially given the year's light municipal issuance volume.

What is your outlook for the Nuveen Flagship Kentucky Municipal Bond Fund?

One important event in the coming year is the anticipated merger of this fund with the Nuveen Flagship Kentucky Limited Term Municipal Bond Fund. We believe this merger will enhance economies of scale for shareholders of both funds, but should not impact the fund's future investment performance.

Overall, we will continue to manage the fund by seeking out undervalued securities that provide attractive income relative to the market, consistent with the preservation of capital.

The housing bond sector will be a prime candidate for addition to the portfolio as a way to increase yield. The reason for this is that single family housing bonds contain prepayment risk. This prepayment risk increases as interest rates fall, but it's rewarded in the form of higher yield. In today's market, however, we view that additional risk as minute due to the low level of current interest rates. We will also look for opportunities in the general obligation sector, which will help us further diversify our sector allocation while offering some potentially attractive values.

* The Lipper Peer Group return represents the average annualized returns of the funds in the Lipper Kentucky Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charge.

Nuveen Flagship Kentucky Municipal Bond Fund

Performance Overview

As of November 30, 1998

Monthly Tax-Free Dividends (Class A Shares)/1/

                           [BAR CHART APPEARS HERE]

12/97                                  .0495
 1/98                                  .0475
 2/98                                  .0475
 3/98                                  .0475
 4/98                                  .0475
 5/98                                  .0475
 6/98                                  .0475
 7/98                                  .0475
 8/98                                  .0475
 9/98                                  .0475
10/98                                  .0465
11/98                                  .0465

Top 5 Sectors

Tax Obligation (Limited)                    24%
---------------------------------------------
Health Care                                 21%
---------------------------------------------
U.S. Guaranteed                             11%
---------------------------------------------
Utilities                                   10%
---------------------------------------------
Water and Sewer                              8%
---------------------------------------------

Portfolio Statistics

Share Class                                 A          B          C            R
--------------------------------------------------------------------------------
Inception Date                           5/87       2/97      10/93         2/97
--------------------------------------------------------------------------------
Net Asset Value                        $11.46     $11.46     $11.45       $11.44
--------------------------------------------------------------------------------
Total Net Assets ($000)                                                 $505,355
--------------------------------------------------------------------------------
Effective Maturity (Years)                                                 19.91
--------------------------------------------------------------------------------
Modified Duration (Years)                                                   6.31
--------------------------------------------------------------------------------

Annualized Total Return/2/

Share Class                            A(NAV)   A(Offer)       B       C       R
--------------------------------------------------------------------------------
1-Year                                  6.69%      2.19%   5.82%   6.05%   6.93%
--------------------------------------------------------------------------------
5-Year                                  6.12%      5.21%   5.46%   5.53%   6.16%
--------------------------------------------------------------------------------
10-Year                                 8.12%      7.66%   7.65%   7.53%   8.14%
--------------------------------------------------------------------------------

Tax-Free Yields

Share Class                            A(NAV)   A(Offer)       B       C       R
--------------------------------------------------------------------------------
Distribution Rate                       4.87%      4.67%   4.14%   4.35%   5.09%
--------------------------------------------------------------------------------
SEC 30-Day Yield                        3.98%      3.82%   3.24%   3.44%   4.18%
--------------------------------------------------------------------------------
Taxable Equivalent Yield/3/             6.13%      5.89%   4.99%   5.30%   6.44%
--------------------------------------------------------------------------------

1 The Fund also paid shareholders taxable distributions in December of $0.0508 per share.

2 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

3 Based on SEC yield and a federal income tax rate of 35.1%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

Nuveen Flagship Kentucky Limited Term Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Paul Brennan discusses the Nuveen Flagship Kentucky Limited Term Municipal Bond Fund and reviews factors that affected performance over the past 12 months.

Comments cover the 12-month period ended November 30, 1998 and all performance statistics are quoted for Class A shares.

What is the status of Kentucky's economy and its municipal market?

Kentucky has enjoyed an improving economic base that has outperformed the nation in annual growth since 1990. That base continues to diversify and modernize into the light manufacturing and service-oriented sectors, reducing the state's traditional reliance on coal, tobacco, and heavy manufacturing. Continued low unemployment numbers and job growth concentrated in the retail, business services, and health services have complemented Kentucky's economic growth and diversification.

Kentucky's economy is expected to continue in its current positive direction, although growth in jobs, wages and productivity is expected to moderate somewhat.

In spite of those improving economic conditions, however, the municipal market has seen relatively little supply in 1998. In fact, Kentucky ranked just 26th among the states in year-to-date issuance as of November 30, 1998. Although the state's total issuance, $2.67 billion, is up 15.6% versus its 1997 issuance, it has been a challenge trying to identify good values.

How did the Nuveen Flagship Kentucky Limited Term Municipal Bond Fund's underlying portfolio perform during the past year?

Over the past 12 months, the Nuveen Flagship Kentucky Limited Term Municipal Bond Fund generated a total return on Class A shares at net asset value of 5.36%, equivalent to a taxable total return of 7.71% for investors in the 35.1% combined federal and state income tax bracket. That performance exceeded the 5.14% average annual total return posted by the Lipper Other State Short Intermediate Municipal Debt Peer Group* of 19 municipal bond funds.

What key strategies were used over the course of the year? Were there any particular sectors in which Nuveen looked for undervalued securities?

The fund continued to enjoy success with its sector strategy. A sector is a particular group of bonds usually found in one industry. Our two largest sector allocations were limited tax obligation bonds and health care securities, which each accounted for 24% of the fund's investments, as of November 30, 1998. Although we continue to see good values in the healthcare sector, we have looked for opportunities in other sectors, including housing and the emerging general obligation sector, to add diversification to the portfolio. In all cases, our focus is on high-quality credits that we believe will continue to provide good value over the life of the fund.

Aside from our sector strategy, the fund also benefited from well-diversified call protection, which helped it maintain more predictable income streams. Staggered call exposure will help to protect the fund from reinvestment risk in the event that interest rates continue to decline.

The fund also maintained its primary focus on high-quality securities, with 63% of the portfolio invested in AAA rated or AA rated bonds, as of November 30, 1998. However, Nuveen's extensive research capabilities also make it possible for us to identify lower-rated debt that we believe offers both strong quality characteristics and the opportunity for additional yield.

Were there any other factors that affected the fund?

Another development in Kentucky was a 1998 state court decision that overturned important restrictions on the issuance of general obligation debt. The resulting ability of Kentucky municipalities to issue general obligation debt created some small, though important, investment opportunities for us, especially given the year's light municipal issuance volume.

What is your outlook for the Nuveen Flagship Kentucky Limited Term Municipal Bond Fund?

One important event in the coming year is the anticipated merger of this fund with the Nuveen Flagship Kentucky Municipal Bond Fund. We believe this merger will enhance economies of scale for shareholders of both funds, and will create opportunities for our Limited Term investors to enjoy the additional yield and potentially higher income streams of a longer term portfolio. The merged fund will continue to seek out undervalued securities that provide attractive income relative to the market, consistent with the preservation of capital.

Specifically, the housing bond sector will be a prime candidate for addition to the portfolio as a way to increase yield. The reason for this is that single family housing bonds contain prepayment risk. This prepayment risk increases as interest rates fall, but it's rewarded in the form of higher yield. In today's market, however, we view that additional risk as minute due to the low level of current interest rates. We will also look for opportunities in the general obligation sector, which will help us further diversify our sector allocation while offering some potentially attractive values.


* The Lipper Peer Group return represents the average annualized returns of the funds in the Lipper Other State Short Intermediate Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charge.

Nuveen Flagship Kentucky Limited Term Municipal Bond Fund

Performance Overview

As of November 30, 1998

Monthly Tax-Free Dividends (Class A Shares)

[BAR CHART APPEARS HERE]

12/97          .0365
 1/98          .0365
 2/98          .0365
 3/98          .0365
 4/98          .0365
 5/98          .0365
 6/98          .0365
 7/98          .035
 8/98          .035
 9/98          .035
10/98          .035
11/98          .035

Top 5 Sectors

Tax Obligation (Limited)             24%
 ........................................
Health Care                          24%
 ........................................
Education and Civic Organizations    14%
 ........................................
Housing (Multifamily)                10%
 ........................................
Water and Sewer                       9%
----------------------------------------

Portfolio Statistics

Share Class                                              A        C         R
------------------------------------------------------------------------------
Inception Date                                        9/95     9/95      2/97
 ..............................................................................
Net Asset Value                                     $10.19   $10.18    $10.17
 ..............................................................................
Total Net Assets ($000)                                               $11,153
 ..............................................................................
Effective Maturity (Years)                                               5.74
 ..............................................................................
Modified Duration (Years)                                                4.77
------------------------------------------------------------------------------

Annualized Total Return/1/

Share Class                                A(NAV)  A(Offer)       C         R
------------------------------------------------------------------------------
1-Year                                      5.36%     2.71%    4.99%     5.62%
 ..............................................................................
3-Year                                      5.45%     4.58%    5.08%     5.53%
 ..............................................................................
Since Inception                             5.99%     5.16%    5.62%     6.07%
------------------------------------------------------------------------------

Tax-Free Yields

Share Class                                A(NAV)  A(Offer)       C         R
------------------------------------------------------------------------------
Distribution Rate                           4.12%     4.02%    3.77%     4.37%
 ..............................................................................
SEC 30-Day Yield                            3.19%     3.11%    2.85%     3.39%
 ..............................................................................
Taxable Equivalent Yield/2/                 4.92%     4.79%    4.39%     5.22%
------------------------------------------------------------------------------

1 Class A share returns are actual. Class C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 2.50% maximum sales charge. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC yield and a federal income tax rate of 35.1%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

Nuveen Flagship Michigan Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Rick Huber discusses the Nuveen Flagship Michigan Municipal Bond Fund and reviews factors that affected performance over the past 12 months.

Comments cover the 12-month period ended November 30, 1998 and all performance statistics are quoted for Class A shares.

What is the status of Michigan's economy and its municipal market?

The Michigan economy continues to expand as it diversifies away from its dependence on the inherently cyclical auto industry. Unemployment continues to be below national levels at 3.6%. While the state has diversified its employment base by increasing employment in the trade and services sectors, it is still reliant on the auto sector. The state's economy is expected to be more cyclical than the nation, but the state has positioned itself to be more stable than in previous years. The state's improved credit quality was recognized in the first quarter of 1998 by Moody's, which upgraded its rating to Aa1 from Aa2. S&P rates it AA+. Both ratings remained the same, as of November 30, 1998.

In response to low interest rates, the expanding economy, and Michigan's continued population growth, the state's municipal bond issuance through November increased 57% over the same period in 1997. Supply is expected to remain heavy over the next few years due to the continuing need for infrastructure financing and increased school spending.

How did the Nuveen Flagship Michigan Municipal Bond Fund's underlying portfolio perform during the past year?

Over the past 12 months, the Nuveen Flagship Michigan Municipal Bond Fund generated a total return on Class A shares at net asset value of 6.99%, equivalent to a taxable total return of 9.64% for investors in the 34% combined federal and state income tax bracket. That performance exceeded the 6.81% average annual total return posted by the Lipper Michigan Municipal Debt Peer Group* of 52 municipal bond funds.

What key strategies were used over the course of the year? Were there any particular sectors in which Nuveen looked for undervalued securities?

In general, we spent the recent period further improving the Nuveen Flagship Michigan Municipal Bond Fund's portfolio structure by adding high-quality securities offering good call protection, higher coupons, and attractive value relative to the larger market.

We sought out those securities in a number of ways. First, we looked to make new purchases in sectors offering bonds that our managers believe were not fully priced by the market. One of the fund's largest sectors, healthcare, with 20% of the fund's investments, as of November 30, 1998, not only experienced some of the state's heaviest issuance volume, it also performed well during the period. Second, we choose to hold onto the high coupon bonds purchased in earlier periods, which became pre-refunded as interest rates fell. A pre-refunding establishes an escrow of U.S. government securities designed to pay off the original debt at a designated call date. As a result, the bond price rises through the elimination of credit risk and the acceleration of maturity.

We also looked to take advantage of slightly wider yield spreads between higher and lower-rated securities. Nuveen's extensive research capabilities give us the ability to identify lower-rated debt that we believe offers both strong credit characteristics and the opportunity for additional yield. In Michigan, we found attractive lower-rated bonds in a number of sectors, an example of which includes non-rated revenue bonds for Holland Homes issued by the Michigan Strategic Fund. Overall, however, the fund's portfolio continues to be very high quality, with 75% of its holdings rated AAA or AA, as of November 30, 1998.

The fund also benefited from well-diversified call protection, which helped it maintain more predictable income streams. Staggered call exposure will help to protect the fund from reinvestment risk in the event that interest rates continue to decline.

What is your outlook for the Nuveen Flagship Michigan Municipal Bond Fund?

Overall, we will continue to manage the fund by seeking out undervalued securities that provide attractive income relative to the market, consistent with the preservation of capital.

The housing bond sector will be a prime candidate for addition to the portfolio as a way to increase yield. Since single family housing bonds contain prepayment risk, they generally come to market at lower prices and higher yields in comparison to other high quality issues. In today's market, however, we view any prepayment risk as very low due to the present level of interest rates. In addition, we intend to use our market clout to work with housing bond issuers to structure call-protected maturities at good prices.

We will also continue to work closely with Nuveen's research team to identify lower-rated credits that we believe are of fundamentally high quality, adding yield to the portfolio without compromising the overall quality of the portfolio.

* The Lipper Peer Group return represents the average annualized returns of the funds in the Lipper Michigan Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charge.

Nuveen Flagship Michigan Municipal Bond Fund

Performance Overview

As of November 30, 1998

Monthly Tax-Free Dividends (Class A Shares)/1/

                           [BAR CHART APPEARS HERE]

12/97                                   .051
 1/98                                   .05
 2/98                                   .05
 3/98                                   .05
 4/98                                   .05
 5/98                                   .05
 6/98                                   .05
 7/98                                   .05
 8/98                                   .05
 9/98                                   .05
10/98                                   .05
11/98                                   .05

Top 5 Sectors

U.S. Guaranteed                           23%
---------------------------------------------
Health Care                               20%
---------------------------------------------
Tax Obligation (General)                  15%
---------------------------------------------
Tax Obligation (Limited)                  14%
---------------------------------------------
Water and Sewer                            6%
---------------------------------------------

Portfolio Statistics

Share Class                                 A          B          C            R
--------------------------------------------------------------------------------
Inception Date                           6/85       2/97       6/93         2/97
--------------------------------------------------------------------------------
Net Asset Value                        $12.18     $12.20     $12.17       $12.18
--------------------------------------------------------------------------------
Total Net Assets ($000)                                                 $351,616
--------------------------------------------------------------------------------
Effective Maturity (Years)                                                 16.50
--------------------------------------------------------------------------------
Modified Duration (Years)                                                   6.26
--------------------------------------------------------------------------------

Annualized Total Return/2/

Share Class                            A(NAV)   A(Offer)       B       C       R
--------------------------------------------------------------------------------
1-Year                                  6.99%      2.46%   6.28%   6.51%   7.20%
--------------------------------------------------------------------------------
5-Year                                  6.04%      5.15%   5.42%   5.49%   6.12%
--------------------------------------------------------------------------------
10-Year                                 7.79%      7.32%   7.32%   7.17%   7.83%
--------------------------------------------------------------------------------

Tax-Free Yields

Share Class                            A(NAV)   A(Offer)       B       C       R
--------------------------------------------------------------------------------
Distribution Rate                       4.93%      4.72%   4.18%   4.39%   5.12%
--------------------------------------------------------------------------------
SEC 30-Day Yield                        3.86%      3.70%   3.11%   3.31%   4.06%
--------------------------------------------------------------------------------
Taxable Equivalent Yield/3/             5.85%      5.61%   4.71%   5.02%   6.15%
--------------------------------------------------------------------------------

1 The Fund also paid shareholders taxable distributions in December of $0.0281 per share.

2 Class A share returns are actual. Class B, C, and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

3 Based on SEC yield and a federal income tax rate of 34%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

Nuveen Flagship Ohio Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Rick Huber discusses the Nuveen Flagship Ohio Municipal Bond Fund and reviews factors that affected performance over the past 12 months.

Comments cover the 12 month period ended November 30, 1998 and all performance statistics are quoted for Class A shares.



What is the status of Ohio's economy and its municipal market?

Although Ohio's economy remains more reliant on manufacturing than many other states, it has diversified, reducing the state's reliance on auto and steel industries. The state's employment growth has trailed the national rate, but its unemployment rate remains slightly below the national average. Job growth has been concentrated in construction and the service sectors, with additional jobs in the high-tech sector concentrated in the northern portion of the state.

The importance of industrial exports to the Ohio economy increases the state's exposure to the global economy. That exposure has produced some negative effects in light of the economic difficulties facing Asia, as well as heightened competition. Steel exports, for example, have experienced declines in part due to lower priced imports.

Ohio remains one of the country's largest issuers of municipal bonds. In 1998, the state ranked ninth in year-to-date issuance as of November 30, 1998. Total issuance, $7.68 billion, was up 8.9% versus the same period in 1997.

How did the Nuveen Flagship Ohio Municipal Bond Fund's underlying portfolio perform during the past year?

Over the past 12 months, the Nuveen Flagship Ohio Municipal Bond Fund performed well, generating a total return on Class A shares at net asset value of 7.19%, equivalent to a taxable total return of 10.07% for investors in the 35.8% combined federal and state income tax bracket. That performance exceeded the 6.78% average annual total return posted by the Lipper Ohio Municipal Debt Peer Group* of 52 municipal bond funds.

What key strategies were used over the course of the year? Were there any particular areas in which Nuveen looked for undervalued securities?

The fund continued to enjoy success with its sector strategy during the recent period. A sector is a particular group of bonds usually found in one industry. Currently, our two largest allocations are U.S. Guaranteed Bonds and general tax obligation securities, which accounted for 20% and 17%, respectively, of the fund's investments, as of November 30, 1998. These areas not only experienced some of the state's heaviest issuance volume, they performed well during the period ended November 30, 1998.

Two other sectors that have performed well recently are housing and healthcare. The healthcare sector in particular has seen yield spreads widen between higher-rated and lower-rated securities because bond insurers are increasingly unwilling to insure securities rated lower than AA.

Aside from our sector strategy, the fund has also benefited from well-diversified call protection, which helped it maintain more predictable income streams. Staggered call exposure will help to protect the fund from reinvestment risk in the event that interest rates continue to decline.

The fund also maintained its primary focus on high-quality securities, with 75% of the portfolio invested in bonds rated AA or AAA as of November 30, 1998. However, Nuveen's extensive research capabilities also make it possible for us to identify lower-rated debt that we believe offers both strong quality characteristics and the opportunity for additional yield.

The Nuveen Flagship Ohio Municipal Bond Fund is among Nuveen's largest municipal funds, which means we have to buy bonds in larger blocks to impact the portfolio's performance. We looked toward large issuers and heavy-issuance sectors for attractive investment opportunities during the year.

What is your outlook for the Nuveen Flagship Ohio Municipal Bond Fund?

Overall, we will continue to manage the fund by seeking out undervalued securities that provide attractive income relative to the market, consistent with the preservation of capital. Specifically, we will continue to improve the portfolio's overall structure by trying to further improve the fund's call protection as well as long-term total return prospects.

The housing bond sector will be a prime candidate for addition to the portfolio as a way to increase yield. The reason for this is that single family housing bonds contain prepayment risk. This prepayment risk increases as interest rates fall, but it's rewarded in the form of higher yield. In today's market, however, we view that additional risk as very low due to the present level of interest rates.

We will also continue to work closely with Nuveen's research team to identify lower rated credits that we believe are of fundamentally high quality, adding yield to the portfolio without compromising the overall quality of the portfolio.


* The Lipper Peer Group return represents the average annualized returns of the funds in the Lipper Ohio Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charge.

Nuveen Flagship Ohio Municipal Bond Fund

Performance Overview

As of November 30, 1998



Monthly Tax-Free Dividends (Class A Shares)/1/

[BAR CHART APPEARS HERE]

12/97          .0505
 1/98          .049
 2/98          .049
 3/98          .049
 4/98          .049
 5/98          .049
 6/98          .049
 7/98          .049
 8/98          .049
 9/98          .049
10/98          .048
11/98          .048


Top 5 Sectors

U.S. Guaranteed               20%
 .................................
Tax Obligation (General)      17%
 .................................
Health Care                   15%
 .................................
Utilities                     11%
 .................................
Tax Obligation (Limited)       7%
---------------------------------


Portfolio Statistics

Share Class                                    A        B        C          R
------------------------------------------------------------------------------
Inception Date                              6/85     2/97     8/93       2/97
 ..............................................................................
Net Asset Value                           $11.84   $11.83   $11.83     $11.84
 ..............................................................................
Total Net Assets ($000)                                              $706,940
 ..............................................................................
Effective Maturity (Years)                                              18.76
 ..............................................................................
Modified Duration (Years)                                                6.37
------------------------------------------------------------------------------

Annualized Total Return/2/

Share Class                      A(NAV)  A(Offer)       B        C          R
------------------------------------------------------------------------------
1-Year                            7.19%     2.70%    6.34%    6.56%      7.41%
 ..............................................................................
5-Year                            5.74%     4.83%    5.08%    5.16%      5.82%
 ..............................................................................
10-Year                           7.58%     7.12%    7.11%    6.99%      7.62%
------------------------------------------------------------------------------

Tax-Free Yields

Share Class                      A(NAV)  A(Offer)       B        C          R
------------------------------------------------------------------------------
Distribution Rate                 4.86%     4.66%    4.16%    4.36%      5.07%
 ..............................................................................
SEC 30-Day Yield                  3.71%     3.56%    2.97%    3.17%      3.92%
 ..............................................................................
Taxable Equivalent Yield/3/       5.78%     5.55%    4.63%    4.94%      6.11%
------------------------------------------------------------------------------

1 The Fund also paid shareholders taxable distributions in December of $0.0504 per share.

2 Class A share returns are actual. Class C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemption during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

3 Based on SEC yield and a federal income tax rate of 35.8%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

Portfolio of Investments (Unaudited)

Nuveen Flagship Kentucky Municipal Bond Fund

November 30, 1998

 Principal                                                   Optional Call                          Market
    Amount  Description                                        Provisions*     Ratings**             Value
----------------------------------------------------------------------------------------------------------
            Basic Materials - 0.2%

$1,000,000  Jefferson County, Kentucky, Pollution Control      7/03 at 103           AA-       $ 1,103,320
             Revenue Bonds (E.I. du Pont de Nemours and
             Company Project), 1982 Series A, 6.300%,
             7/01/12
----------------------------------------------------------------------------------------------------------
            Education and Civic Organizations - 0.2%

   700,000  Northern Kentucky University,                      5/01 at 102           AAA           762,818
             Consolidated Education Building
             Revenue Bonds, Series F,
             7.000%. 5/01/10
----------------------------------------------------------------------------------------------------------
            Energy - 4.0%

 5,000,000  City of Ashland, Kentucky, Pollution Control       8/02 at 102          Baa1         5,388,450
             Revenue Refunding Bonds (Ashland Oil Inc.
             Project), Series 1992, 6.650%, 8/01/09

 9,000,000  City of Ashland, Kentucky, Sewage and Solid        2/05 at 102          Baa1        10,139,040
             Waste Revenue Bonds, Series 1995 (Ashland
             Oil Inc. Project), 7.125%, 2/01/22
             (Alternative Minimum Tax)

 4,360,000  City of Ashland, Kentucky, Solid Waste            10/01 at 102          Baa1         4,719,874
             Revenue Bonds, Series 1991 (Ashland Oil Inc.
             Project), 7.200%, 10/01/20 (Alternative
             Minimum Tax)
----------------------------------------------------------------------------------------------------------
            Forest and Paper Products - 5.7%

 2,370,000  Hancock County, Kentucky, Solid Waste Disposal     5/06 at 102            A-         2,644,802
             Facilities Revenue Bonds (Willamette Industries,
             Inc. Project), Series 1996, 6.600%, 5/01/26

 9,750,000  County of Henderson, Kentucky, Solid Waste         3/05 at 102          Baa2        10,511,768
             Disposal Revenue Bonds (MacMillan Bloedel
             Project), Series 1995, 7.000%, 3/01/25
             (Alternative Minimum Tax)

 1,500,000  Maysville (Kentucky) Industrial Development        2/00 at 103           N/R         1,571,925
             Revenue Bonds, Crystal Tissue Project,
             8.000%, 2/01/09 (Alternative Minimum Tax)

 3,750,000  County of Perry, Kentucky, Solid Waste             6/04 at 102           N/R         4,121,250
             Disposal Revenue Bonds (TJ International
             Project), Series 1994, 7.000%, 6/01/24
             (Alternative Minimum Tax)

            County of Perry, Kentucky, Solid Waste Disposal
            Revenue Bonds (TJ International Project),
            Series 1996:
 4,240,000   6.800%, 5/01/26 (Alternative Minimum Tax)         5/06 at 102           N/R         4,676,381
 2,000,000   6.550%, 4/15/27 (Alternative Minimum Tax)         4/07 at 102           N/R         2,175,220

 2,820,000  City of Wickliffe, Kentucky, Solid Waste           4/06 at 102            A1         3,092,891
             Disposal Facility Revenue Bonds, Series 1996
             (Westvaco Corporation Project), 6.375%,
             4/01/26 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------
            Health Care - 20.7%

 1,310,000  County of Christian, Kentucky, Hospital            7/06 at 102            A-         1,407,399
             Revenue Bonds, Series 1996A, Jennie Stuart
             Medical Center, 6.000%, 7/01/17

 3,500,000  County of Christian, Kentucky, Hospital            7/06 at 102            A-         3,825,990
             Revenue and Refunding Bonds, Series 1997A,
             Jennie Stuart Medical Center, 6.000%, 7/01/13

 5,270,000  County of Clark, Kentucky, Hospital Refunding      4/07 at 102          BBB-         5,600,218
             and Improvement Revenue Bonds (Clark Regional
             Medical Center Project), Series 1997, 6.200%,
             4/01/13

 3,300,000  County of Daviess, Kentucky, Insured Hospital      8/02 at 102           AAA         3,603,765
             Revenue Bonds, 1992 (ODCH, Inc. Project),
             Series A, 6.250%, 8/01/22

 2,805,000  County of Floyd, Kentucky, Hospital Revenue        2/01 at 102           AAA         3,007,998
             Refunding Bonds (FHA Insured Mortgage Loan

             Highland Hospital Corporation Project),
             Series 1991, 7.500%, 8/01/10

 4,000,000  County of Hopkins, Kentucky, Hospital             11/01 at 102           AAA         4,348,960
             Revenue Bonds, Series 1991 (The Trover Clinic
             Foundation, Incorporated), 6.625%, 11/15/11

  Principal                                                   Optional Call                          Market
     Amount  Description                                        Provisions*     Ratings**             Value
-----------------------------------------------------------------------------------------------------------
             Health Care (continued)

             County of Jefferson, Kentucky, Health Facilities
              Revenue Bonds, Series 1992 (Jewish Hospital
              Healthcare Services Inc. Project):
$ 1,190,000   6.500%, 5/01/15                                   5/02 at 102           AAA       $ 1,299,528
 12,785,000   6.550%, 5/01/22                                   5/02 at 102           AAA        13,981,932

  4,625,000  County of Jefferson, Kentucky, Health              7/07 at 101           AAA         4,686,651
              Facilities Revenue Bonds, Series 1997,
              (University Medical Center, Inc. Project),
              5.250%, 7/01/22

 15,640,000  County of Jefferson, Kentucky, Health             10/07 at 101           AAA        15,615,445
              Facilities Revenue Bonds, Series 1997
              (Alliant Health System, Inc.), 5.125%,
              10/01/27

  7,800,000  County of Jefferson, Kentucky, Health             10/08 at 101           AAA         7,878,468
              System Revenue Bonds, Series 1998
              (Alliant Health System, Inc.), 5.200%,
              10/01/28

  7,800,000  County of Jefferson, Kentucky, Insured            10/02 at 102           AAA         8,566,974
              Hospital Revenue Bonds, Series 1992
              (Alliant Health System, Inc.), 6.436%,
              10/01/14

  1,750,000  Kentucky Development Finance Authority,           11/99 at 102            A1         1,848,718
              Hospital Revenue Bonds (Sisters of
              Charity of Nazareth Health Corporation),
              Series 1989, 7.375%, 11/01/16

  1,000,000  Kentucky Development Finance Authority            11/01 at 100           AAA         1,056,330
              (St. Elizabeth Medical Center, Inc.
              Project), 6.000%, 11/01/10

  5,000,000  Kentucky Economic Development Finance             12/03 at 102           AAA         5,487,100
              Authority, Hospital Facilities Revenue
              Bonds, Series 1993A (Saint Elizabeth Medical
              Center, Inc. Project), 6.000%, 12/01/22

  9,500,000  Kentucky Economic  Development Finance             2/07 at 102           AAA        10,098,310
              Authority, Hospital Revenue and Refunding
              Revenue Bonds, Series 1997, (Pikeville United
              Methodist Hospital of Kentucky, Inc. Project),
              5.700%, 2/01/28

             Kentucky Economic Development Finance Authority,
              Hospital System Refunding and Improvement Revenue
              Bonds, Series 1997 (Appalachian Regional
              Healthcare, Inc. Project):
    500,000   5.600%, 10/01/08                                  4/08 at 102           BBB           526,225
  3,500,000   5.850%, 10/01/17                                  4/08 at 102           BBB         3,636,465
  1,500,000   5.875%, 10/01/22                                  4/08 at 102           BBB         1,554,540

  2,050,000  McCracken County, Kentucky, Hospital              11/04 at 102           AAA         2,303,811
              Facilities Revenue Refunding Bonds,
              Series 1994A (Mercy Health System),
              6.300%, 11/01/06

  1,555,000  City of Radcliff, Kentucky, Tax-Exempt             7/07 at 102           AAA         1,643,433
              Mortgage Revenue Refunding Bonds, Series 1997
              (GNMA Backed - Lincoln Trail Care and Treatment
              Facility), 5.650%, 1/20/19

  2,800,000  City of Russell, Kentucky, Health System           1/08 at 102          Baa1         2,829,960
              Revenue Bonds, Our Lady of Bellefonte
              Hospital Issue, Series 1997 (Franciscan
              Health Partnership, Inc.), Refunding Revenue
              Bonds, 5.500%, 7/01/15
-----------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 1.3%

  2,500,000  Greater Kentucky Housing Assistance Corporation,   7/03 at 100           AAA         2,593,525
              Mortgage Revenue Refunding Bonds, Series 1993A
              (FHA Insured Mortgage Loans - Section 8
              Assisted Projects), 6.250%, 7/01/24

             County of Jefferson, Kentucky, Multifamily Housing
             Revenue Bonds (Kentucky Towers Project),
             Series 1998A:
    700,000   5.000%, 8/20/18                                   8/08 at 102           AAA           701,799
  2,900,000   5.650%, 8/20/34                                   8/08 at 102           AAA         3,028,499
-----------------------------------------------------------------------------------------------------------
             Housing/Single Family - 4.7%

  7,000,000  Kentucky Housing Corporation, Housing              7/06 at 102           AAA         7,518,280

              Revenue Bonds, 1996 Series E, 6.300%,
              1/01/28 (Alternative Minimum Tax)

  3,000,000  Kentucky Housing Corporation, Housing              7/07 at 102           AAA         3,239,850
              Revenue Bonds, 1997 Series B, 6.250%,
              7/01/28 (Alternative Minimum Tax)

    435,000  Kentucky Housing Corporation, Housing              1/99 at 102           AAA           444,292
              Revenue Bonds (FHA Insured/VA Guaranteed
              Mortgage Loans), 1988 Series B, 7.625%,
              1/01/09 (Alternative Minimum Tax)

  1,360,000  Kentucky Housing Corporation, Housing              7/00 at 102           AAA         1,427,089
              Revenue Bonds (FHA Insured/VA Guaranteed
              Mortgage Loans), 1988 Series C, 7.900%,
              1/01/21 (Alternative Minimum Tax)

    635,000  Kentucky Housing Corporation, Housing              7/00 at 102           AAA           651,612
              Revenue Bonds (FHA Insured/VA Guaranteed),
              1990 Series B, 7.800%, 1/01/21 (Alternative
              Minimum Tax)

              Portfolio of Investments (Unaudited)
              Nuveen Flagship Kentucky Municipal Bond Fund (continued)
              November 30, 1998

 Principal                                                                                Optional Call                     Market
    Amount    Description                                                                   Provisions*
Ratings**           Value
----------------------------------------------------------------------------------------------------------------------------------
              Housing/Single Family (continued)

$1,000,000    Kentucky Housing Corporation, Housing Revenue Bonds (Federally Insured        7/02 at 102        AAA      $1,071,830
                or Guaranteed Mortgage Loans), Series 1992B, 6.625%, 7/01/14

   450,000    Kentucky Housing Corporation, Housing Revenue Bonds (Federally Insured        1/03 at 102        AAA         479,682
                or Guaranteed Mortgage Loans), Series 1991C-1, 6.600%, 1/01/11

 3,560,000    Kentucky Housing Corporation, Housing Revenue Bonds (Federally Insured        1/09 at 101        AAA       3,569,470
                or Guaranteed Mortgage Loans), 1998 Series F, 5.000%, 7/01/18
                (Alternative Minimum Tax)

   900,000    Kentucky Housing Corporation, Housing Revenue Bonds (Federally Insured        1/04 at 102        AAA         963,846
                or Guaranteed Mortgage Loans), 1994 Series A, 6.500%, 7/01/17

 2,095,000    Kentucky Housing Corporation, Housing Revenue Bonds (Federally Insured        7/04 at 102        AAA       2,258,515
                or Guaranteed Mortgage Loans), 1994 Series C, 6.400%, 1/01/17

 1,975,000    Kentucky Housing Corporation, Housing Revenue Bonds (Federally Insured        1/05 at 102        AAA       2,133,948
                or Guaranteed Mortgage Loans), 1995 Series B, 6.625%, 7/01/26
                (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
              Long Term Care -- 3.5%

              County of Jefferson, Kentucky, First Mortgage Revenue Bonds,
                Series 1994 (The First Christian Church Homes of Kentucky
                Project):
 1,240,000      6.000%, 11/15/09                                                           11/04 at 102        BBB       1,313,879
   715,000      6.125%, 11/15/13                                                           11/04 at 102        BBB         758,594
 3,210,000      6.125%, 11/15/18                                                           11/04 at 102        BBB       3,405,714

              Kentucky Economic Development Finance Authority, Health Care
                Facilities Revenue Bonds, Series 1998 (The Christian Church
                Homes of Kentucky Inc.
                Obligated Group):
 1,800,000      5.375%, 11/15/23                                                            5/08 at 102        BBB       1,806,066
 4,250,000      5.500%, 11/15/30                                                            5/08 at 102        BBB       4,264,238

 5,700,000    Kentucky Economic Development Finance Authority, Tax Exempt Mortgage          1/08 at 105        AAA       6,193,415
                Revenue Bonds (South Central Nursing Homes, Inc. Project), Series 1997A,
                6.000%, 7/01/27
----------------------------------------------------------------------------------------------------------------------------------
              Tax Obligation/General -- 2.0%

 4,790,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1996             7/06 at 101 1/2          A       4,991,707
                (General Obligation Bonds), 5.400%, 7/01/25

 2,000,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1997             7/07 at 101 1/2          A       2,073,640
                (General Obligation Bonds), 5.375%, 7/01/25

 3,000,000    Commonwealth of Puerto Rico, Public Improvement Refunding Bonds               7/08 at 101          A       2,979,870
                of 1998 (General Obligation Bonds), 5.000%, 7/01/26
----------------------------------------------------------------------------------------------------------------------------------
              Tax Obligation/Limited -- 23.6%

   615,000    Boone County (Kentucky), School District Finance Corporation, School          2/03 at 102         A1         650,596
                Building Refunding and Improvement Revenue Bonds, Series 1993,
                6.000%, 2/01/18

 1,595,000    City of Bowling Green Municipal Projects Corporation, Kentucky,              12/04 at 102         A2       1,786,942
                Lease Revenue Bonds, Series 1994, 6.500%, 12/01/14

 1,005,000    Casey County School District Finance Corporation, School Building             3/05 at 102         A1       1,076,265
                Revenue Bonds, Series 1995, 5.750%, 3/01/15

              Daviess County (Kentucky), School District Finance Corporation, School
                Building Revenue Bonds, Series 1994:
   505,000      5.800%, 5/01/11                                                             5/04 at 102         A1         551,718
   535,000      5.800%, 5/01/12                                                             5/04 at 102         A1         578,790
   570,000      5.800%, 5/01/13                                                             5/04 at 102         A1         615,224
   600,000      5.800%, 5/01/14                                                             5/04 at 102         A1         646,098

 1,070,000    Fleming County School District Finance Corporation, School Building           3/05 at 102          A       1,145,210
                Revenue Bonds, Series 1995, 5.875%, 3/01/15

 3,155,000    City of Florence, Kentucky, Public Properties Corporation, First              6/07 at 102        AAA       3,344,868
                Mortgage Revenue Bonds (Administrative Office Complex Project),
                Series 1997, 5.500%, 6/01/27

 Principal                                                   Optional Call                         Market
    Amount  Description                                        Provisions*     Ratings**            Value
---------------------------------------------------------------------------------------------------------
            Tax Obligations/Limited (continued)

            Floyd County, Kentucky Public Properties
             Corporation, First Mortgage Revenue Bonds
             (Floyd County Justice Center Project)
             Series 1995A:
$  465,000   5.500%, 9/01/17                                   3/06 at 102             A       $  489,682
 1,260,000   5.550%, 9/01/23                                   3/06 at 102             A        1,332,286

 3,550,000  Floyd County, Kentucky, Public Properties          3/06 at 105             A        3,868,258
             Corporation, First Mortgage Revenue Bonds
             (Floyd County Justice Center Project),
             Series 1996B, 6.200%, 9/01/26

 1,200,000  Floyd County School District Finance Corporation,  5/05 at 102            A1        1,276,284
             Kentucky, School Building Revenue Bonds,
             Series 1995, 5.500%, 5/01/15

 2,280,000  Grant County School District Finance Corporation,  3/07 at 102           Aaa        2,374,688
             School Building Revenue Bonds, Series 1997,
             5.375%, 3/01/17

            Hardin County, Kentucky, Building Commission
             Revenue Bonds (Detention Facility Project),
             Series 1994:
   525,000   6.200%, 12/01/11                                 No Opt. Call           AAA          590,326
 1,775,000   6.250%, 12/01/14                                 12/04 at 102           AAA        2,000,532

   300,000  Hardin County (Kentucky), School District          6/01 at 103            A1          328,521
             Finance Corporation, School Building Revenue
             Bonds, Series of 1991, 6.800%, 6/01/10

 3,465,000  Hopkins County (Kentucky), School District         6/04 at 102            A1        3,772,519
             Finance Corporation, School Building Revenue
             Bonds, Series 1994, 6.200%, 6/01/19

 1,250,000  Jefferson County Economic Development Corporation  7/01 at 100            A1        1,272,713
             (Kentucky), Lease Revenue Bonds, Series 1986,
             7.750%, 7/01/16

 4,195,000  Jefferson County (Kentucky), School District       2/06 at 102           AAA        4,277,725
             Finance Corporation, School Building Revenue
             Bonds (Series 199A), 5.125%, 2/01/16

 1,167,919  County of Jefferson, Kentucky, Equipment Lease    No Opt. Call           N/R        1,189,760
             Purchase Revenue Bonds, Series 1987 (Energy
             System Project), 9.000%, 6/01/03

   215,122  County of Jefferson, Kentucky, Equipment Lease    No Opt. Call           N/R          221,721
             Purchase Revenue Bonds, Series 1988 (Energy
             System Project), 9.500%, 6/01/03

 2,500,000  Jefferson County, Kentucky, Capital Projects       2/02 at 100           Aa3        1,235,900
             Corporation, Lease Revenue Bonds,
             Series 1987B, 0.000%, 8/15/08

 1,000,000  City of Jeffersontown, Kentucky, Public Projects  No Opt. Call             A        1,082,860
             Refunding and Improvements, Certificates of
             Participation, 5.750%, 11/01/15

            Jessamine County (Kentucky), School District
             Finance Corporation, School Building Revenue
             Bonds, Series 1991:
   510,000   6.750%, 6/01/10                                   6/01 at 103            A1          561,439
   545,000   6.750%, 6/01/11                                   6/01 at 103            A1          599,969

 2,500,000  Jessamine County (Kentucky), School District       6/04 at 102            A1        2,705,275
             Finance Corporation, School Building Revenue
             Bonds, Series 1994, 6.125%, 6/01/19

 5,650,000  Jessamine County (Kentucky), School District       1/06 at 102            A1        5,936,060
             Finance Corporation,  School Building Revenue
             Bonds, Series 1996, 5.500%, 1/01/21

 4,500,000  Kenton County, Kentucky, Public Properties         3/09 at 101            A1        4,420,440
             Corporation, First Mortgage Revenue Bonds
             (Courthouse Facilities Project), 1998
             Series A, 5.000%, 3/01/29

   400,000  Commonwealth of Kentucky, State Property and      11/01 at 102            A+          438,188

             Buildings Commission Revenue and Revenue
             Refunding Bonds, Project No. 40, 2nd
             Series, 6.875%, 11/01/07

   250,000  Commonwealth of Kentucky, State Property and      10/01 at 102             A          273,758
             Buildings Commission Revenue and Revenue
             Refunding Bonds, Project No. 53,
             6.625%, 10/01/07

 2,075,000  Commonwealth of Kentucky, State Property and       9/04 at 102            A+        2,253,803
             Buildings Commission Revenue Bonds,
             Project No. 56, 6.000%, 9/01/14

 2,000,000  The Turnpike Authority of Kentucky Economic       No Opt. Call           AAA        2,135,640
             Development, Revenue and Revenue Refunding
             Bonds (Revitalization Projects),
             Series 1993, 5.300%, 7/01/04

 1,000,000  The Turnpike Authority of Kentucky Economic        7/05 at 102           AAA        1,072,350
             Development, Revenue and Revenue Refunding
             Bonds (Revitalization Projects),
             Series 1995, 5.625%, 7/01/15

               Portfolio of Investments (Unaudited)
               Nuveen Flagship Kentucky Municipal Bond Fund (continued) November 30, 1998

     Principal                                                                         Optional Call                         Market
        Amount   Description                                                             Provisions*           Ratings**      Value
-----------------------------------------------------------------------------------------------------------------------------------
                 Tax Obligation/Limited (continued)
$      250,000   Laurel County, Kentucky, School District Finance Corporation,           3/01 at 102             A       $  272,555
                   School Building Revenue Bonds, 7.000%, 3/01/10

     1,000,000   Lawrence County, Kentucky, School District Finance Corporation,        11/04 at 102            A1        1,146,030
                   School Building Revenue Bonds, Series 1994, 6.750%, 11/01/14

                 Lexington, Kentucky, Center Corporation Mortgage Revenue Refunding
                   and Improvement Bonds, Series 1993A:
     2,600,000     0.000%, 10/01/11                                                     No Opt. Call             A        1,452,074
     2,550,000     0.000%, 10/01/12                                                     No Opt. Call             A        1,342,677

       435,000   Lincoln County, Kentucky, School District Finance Corporation,          5/02 at 102            A1          469,978
                   School Building Revenue Bonds, Series 1992, 6.200%, 5/01/12

     6,165,000   Louisville, Kentucky, Airport Lease Revenue Bonds, Series 1989A,        2/99 at 103             A        6,390,084
                   7.875%, 2/01/19 (Alternative Minimum Tax)

     1,525,000   McCracken County, Kentucky, Public Properties Corporation, Public       9/06 at 102           AAA        1,665,681
                   Project Revenue Bonds (Court Facilities Project), Series 1995,
                   5.900%, 9/01/26

     2,365,000   McCreary County (Kentucky), School District Finance Corporation,        8/05 at 102             A        2,505,505
                   School Building Revenue Bonds, Second Series of 1995, 5.600%,
                   8/01/16

     1,410,000   Morgan County, Kentucky, School District Finance Corporation,           9/04 at 102            A1        1,533,742
                   School Building Revenue Bonds, Series 1994, 6.000%, 9/01/14

    13,000,000   Mount Sterling, Kentucky, Lease Revenue Bonds (Kentucky League of       3/03 at 102            Aa       13,813,410
                   Cities Funding Program), Series 1993A, 6.200%, 3/01/18

                 Pendleton County, Kentucky, County Lease Revenue Bonds,
                   Kentucky Associated Counties Leasing Trust Program Series
                   1993-A:
    12,960,000     6.500%, 3/01/19                                                       3/03 at 102             A       13,866,682
       500,000     6.400%, 3/01/19                                                      No Opt. Call             A          588,105

     2,000,000   Puerto Rico Aqueduct and Sewer Authority, Refunding Bonds,          7/06 at 101 1/2             A        1,991,000
                   Series 1995, Guaranteed by the Commonwealth of Puerto Rico,
                   5.000%, 7/01/19

     8,250,000   Puerto Rico Highway and Transportation Authority, Highway               7/16 at 100             A        8,904,720
                   Revenue Bonds, Series Y of 1996, 5.500%, 7/01/36

       115,000   Puerto Rico Infrastructure Finance Authority, Special Tax               7/00 at 100          BBB+          117,685
                   Revenue Bonds, Series 1988A, 7.750%, 7/01/08

     7,000,000   Warren County, Kentucky, Justice Center Expansion Corporation,          9/07 at 102           AAA        7,206,360
                   First Mortgage Revenue Bonds, AOC Judicial Facility,
                   Series 1997A, 5.250%, 9/01/24
-----------------------------------------------------------------------------------------------------------------------------------
                 Transportation -- 4.1%

    10,640,000   Kenton County Airport Board (Commonwealth of Kentucky), Special         2/02 at 100          BBB-       10,811,517
                   Facilities Revenue Bonds, 1992 Series A (Delta Air Lines, Inc.
                   Project), 6.125%, 2/01/22 (Alternative Minimum Tax)

     1,250,000   Kenton County (Kentucky), Airport Board, Cincinnati/Northern            3/06 at 102           AAA        1,346,975
                   Kentucky International Airport Revenue Bonds, Series 1996B,
                   5.750%, 3/01/13

     5,000,000   Regional Airport Authority of Louisville and Jefferson County,          7/05 at 102           AAA        5,228,200
                   Kentucky, Airport System Revenue Bonds, 1995 Series A,
                   5.625%, 7/01/25 (Alternative Minimum Tax)

     2,790,000   The City of Louisville Parking Authority of River City (PARC),          6/01 at 103             A        3,079,323
                   Inc. (Kentucky), First Mortgage Revenue Bonds, Series 1991,
                   6.875%, 12/01/20
-----------------------------------------------------------------------------------------------------------------------------------
                 U.S. Guaranteed -- 10.8%

       430,000   Bardstown Independent School District Finance Corporation,             11/02 at 102         A1***          478,121
                   School Building Refunding and Improvement Revenue Bonds,
                   Series of 1992, 6.375%, 5/01/17 (Pre-refunded to 11/01/02)

       725,000   Bell County, Kentucky, School District Finance Corporation,             9/01 at 102         A***          798,515
                   School Building Revenue Bonds, Series 1991, 6.875%,
                   9/01/11 (Pre-refunded to 9/01/01)

     1,000,000   Boone County (Kentucky), School District Finance Corporation,           9/01 at 103         A1***        1,107,350
                   School Building Revenue Bonds, Series C of 1991,
                   6.750%, 9/01/11 (Pre-refunded to 9/01/01)

     Principal                                                                         Optional Call                         Market
        Amount   Description                                                             Provisions*     Ratings**            Value
-----------------------------------------------------------------------------------------------------------------------------------
                 U.S. Guaranteed (continued)

$ 1,215,000      Boone County (Kentucky), School District Finance Corporation,          12/02 at 102         A1***     $  1,342,028
                   School Building Refunding and Improvement Revenue Bonds,
                   Series 1992, 6.125%, 12/01/17 (Pre-refunded to 12/01/02)

                 Christian County (Kentucky), School District Finance Corporation,
                   School Building Revenue Bonds, Series 1991:
       565,000     6.750%, 6/01/10 (Pre-refunded to 6/01/01)                             6/01 at 102          A***          617,681
       600,000     6.750%, 6/01/11 (Pre-refunded to 6/01/01)                             6/01 at 102          A***          655,944

     1,645,000   City of Edgewood, Kentucky, Public Properties Corporation, First       12/01 at 102         A2***        1,819,321
                   Mortgage Revenue Bonds (Public Facilities Project), Series 1991,
                   6.700%, 12/01/21 (Pre-refunded to 12/01/01)

                 City of Florence, Kentucky, Public Properties Corporation, First
                   Mortgage Revenue Bonds (Recreational Facilities Project):
       100,000     7.000%, 3/01/10 (Pre-refunded to 3/01/01)                             3/01 at 103         A3***          109,852
       320,000     7.000%, 3/01/14 (Pre-refunded to 3/01/01)                             3/01 at 103         A3***          352,336
       345,000     7.000%, 3/01/15 (Pre-refunded to 3/01/01)                             3/01 at 103         A3***          379,862
       360,000     7.000%, 3/01/16 (Pre-refunded to 3/01/01)                             3/01 at 103         A3***          396,378

    16,750,000 Jefferson County, Kentucky, Capital Projects Corporation, Lease      2/01 at 24 11/16           AAA        3,807,443
                   Revenue Bonds, Series 1989B, 0.000%, 8/15/19
                   (Pre-refunded to 2/15/01)

                 Kenton County, Kentucky, Public Parks Corporation, Mortgage
                   Revenue Bonds, Series 1990:
     1,290,000     7.000%, 3/01/08 (Pre-refunded to 3/01/00)                             3/00 at 101          A***        1,358,860
     1,070,000     7.100%, 3/01/10 (Pre-refunded to 3/01/00)                             3/00 at 101          A***        1,128,411

       815,000   Kenton County School District Finance Corporation (Kentucky),          12/01 at 102         A+***          901,643
                   School Building Revenue Bonds, Series 1991, 6.800%, 12/01/11
                   (Pre-refunded to 12/01/01)

     3,000,000   Kentucky Development Finance Authority, Hospital Revenue Bonds,        10/99 at 102          A***        3,165,390
                   Series 1989A (St. Luke Hospital, Inc.), 7.500%, 10/01/12
                   (Pre-refunded to 10/01/99)

       500,000   Kentucky Development Finance Authority, Sisters of Charity of          11/99 at 102           AAA          528,865
                   Nazareth Health Corporation, Hospital Revenue Bonds,
                   Series 1989, 7.375%, 11/01/16 (Pre-refunded to 11/01/99)

                 Kentucky Development Finance Authority, Hospital Facilities
                   Revenue Bonds, Series 1991A (St. Luke Hospital, Inc.):
     2,000,000     7.000%, 10/01/11 (Pre-refunded to 10/01/01)                          10/01 at 102           AAA        2,217,220
     9,070,000     7.000%, 10/01/21 (Pre-refunded to 10/01/01)                          10/01 at 102           AAA       10,055,093

     1,495,000   Kentucky Infrastructure Authority, Governmental Agencies                8/99 at 102          A***        1,570,288
                   Program, Revenue Refunding Bonds, Series 1989A, 7.800%,
                   8/01/08 (Pre-refunded to 8/01/99)

     4,875,000   The Turnpike Authority of Kentucky, Economic Development Road       5/00 at 101 1/2           AAA        5,210,059
                   Revenue Bonds (Revitalization Projects), Series 1990, 7.250%,
                   5/15/10 (Pre-refunded to 5/15/00)

                 Lexington-Fayette Urban County Government (Kentucky)
                   Governmental Project Revenue Bonds, Series 1994 (University
                   of Kentucky Alumni Association, Inc. Commonwealth Library
                   Project):
     3,195,000     6.750%, 11/01/17 (Pre-refunded to 11/01/04)                          11/04 at 102           AAA        3,725,658
     4,320,000     6.750%, 11/01/24 (Pre-refunded to 11/01/04)                          11/04 at 102           AAA        5,037,509

                 Montgomery County, Kentucky, School District Finance
                   Corporation, School Building Revenue Bonds, Series 1991:
       305,000     6.800%, 6/01/09 (Pre-refunded to 6/01/01)                             6/01 at 102         A1***          333,322
       325,000     6.800%, 6/01/10 (Pre-refunded to 6/01/01)                             6/01 at 102         A1***          355,180
       350,000     6.800%, 6/01/11 (Pre-refunded to 6/01/01)                             6/01 at 102         A1***          382,501

     2,000,000   Northern Kentucky University, Certificates of Participation,            1/01 at 102           AAA        2,183,120
                   Student Housing Facilities, Series 1991, 7.250%, 1/01/12
                   (Pre-refunded to 1/01/01)

     1,230,000   Perry County, Kentucky, School District Finance Corporation,            7/02 at 102         A1***        1,353,554
                   School Building Revenue Bonds, Series 1992, 6.250%, 7/01/11
                   (Pre-refunded to 7/01/02)

     1,990,000   Western Kentucky University, Housing and Dining System Revenue         12/00 at 102           AAA        2,179,329
                   Bonds, Series 1990L, 7.400%, 12/01/10 (Pre-refunded to 12/01/00)

       940,000   Western Kentucky University, Consolidated Educational Building         11/00 at 102           AAA        1,026,621
                   Revenue Bonds, Series 1990J, 7.400%, 5/01/10
                   (Pre-refunded to 11/01/00)

Portfolio of Investments (Unaudited)

November 30, 1998

   Principal                                                                         Optional Call                           Market
      Amount   Description                                                             Provisions*     Ratings**              Value
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 9.9%

$  7,000,000   County of Boone, Kentucky, Collateralized Pollution Control Revenue     1/04 at 102           AAA        $ 7,327,460
                Refunding Bonds, 1994 Series A (The Cincinnati Gas and Electric
                Company Project), 5.500%, 1/01/24

   5,030,000   County of Carroll, Kentucky, Collateralized Pollution Control           2/02 at 102           Aa2          5,312,988
                Revenue Bonds (Kentucky Utilities Company Project), 1992 Series B,
                6.250%, 2/01/18

   5,000,000   Cities of Carrollton and Henderson, Kentucky, Public Energy            No Opt. Call           AAA          5,235,000
                Authority of Kentucky Trust Gas Revenue Bonds, Series 1998,
                5.000%, 1/01/07

   1,000,000   County of Jefferson, Kentucky, Pollution Control Revenue Bonds,         6/00 at 102           Aa2          1,067,770
                1990 Series A (Louisville Gas and Electric Company Project),
                7.450%, 6/15/15

   1,750,000   County of Jefferson, Kentucky, Pollution Control Revenue Bonds,         4/05 at 102           Aa2          1,879,203
                1995 Series A (Louisville Gas and Electric Company Project),
                5.900%, 4/15/23

   1,250,000   Mercer County, Kentucky, Collateralized Pollution Control Revenue       2/02 at 102           Aa2          1,339,988
                Bonds (Kentucky Utilities Company Project), Series 1992A,
                6.250%, 2/01/18

               Owensboro, Kentucky, Electric Light and Power Revenue Bonds,
               Series 1991B:
   7,100,000    0.000%, 1/01/11                                                       No Opt. Call           AAA          4,121,976
   6,475,000    0.000%, 1/01/12                                                       No Opt. Call           AAA          3,548,106
   7,900,000    0.000%, 1/01/17                                                       No Opt. Call           AAA          3,251,008
  13,300,000    0.000%, 1/01/18                                                       No Opt. Call           AAA          5,181,946
   5,100,000    0.000%, 1/01/19                                                       No Opt. Call           AAA          1,883,940
   4,725,000    0.000%, 1/01/20                                                       No Opt. Call           AAA          1,654,175

   3,000,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series T,    7/04 at 102          BBB+          3,267,540
                6.000%, 7/01/16

   4,795,000   Trimble County, Kentucky, Pollution Control Revenue Bonds              11/00 at 102           Aa2          5,178,312
                (Louisville Electric Company), Series 1990A, 7.625%, 11/01/20
                (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 8.0%

     625,000   City of Danville, Kentucky, Multi-City Lease Revenue Bonds             12/01 at 103           AAA            687,881
                (City of Radcliff Kentucky, Sewer System Revenue Project),
                Fixed Rate Series 1991-B, 6.875%, 3/01/19

   1,750,000   City of Henderson, Kentucky, Water and Sewer Revenue and Refunding     11/04 at 103           AAA          1,965,128
                Bonds, Series of 1994A, 6.100%, 11/01/14

   2,040,000   Kenton County Water District No. 1, Water District Revenue Bonds,       2/05 at 102           AAA          2,186,268
                Series 1995B, 5.700%, 2/01/20

     500,000   Kentucky Infrastructure Authority, Infrastructure Revolving Fund        6/01 at 102             A            542,900
                Program Revenue Bonds, 1991 Series E, 6.500%, 6/01/11

   1,000,000   Kentucky Infrastructure Authority, Governmental Agencies Program        8/03 at 102             A          1,046,920
                Revenue Refunding Bonds, 1993 Series E, 5.750%, 8/01/18

               Kentucky Infrastructure Authority, Infrastructure Revolving Fund
               Program Revenue Bonds, 1995 Series J:
     440,000    6.300%, 6/01/10                                                        6/05 at 102             A            493,596
     360,000    6.350%, 6/01/11                                                        6/05 at 102             A            404,208
     600,000    6.375%, 6/01/14                                                        6/05 at 102             A            681,455

               Kentucky Infrastructure Authority, Governmental Agencies Program
               Revenue Bonds, 1995 Series G:
     420,000    6.300%, 8/01/10                                                        8/05 at 102             A            472,075
     445,000    6.350%, 8/01/11                                                        8/05 at 102             A            500,620
     825,000    6.375%, 8/01/14                                                        8/05 at 102             A            932,885

     405,000   Kentucky Infrastructure Authority, Governmental Agencies Program        8/99 at 102             A            424,390
                Revenue Refunding Bonds, Series 1989A, 7.800%, 8/01/08

               Louisville and Jefferson County Metropolitan Sewer District
               (Commonwealth of Kentucky), Sewer and Drainage System Revenue
               Bonds, Series 1994A:
   2,720,000    6.750%, 5/15/19                                                       11/04 at 102           AAA          3,174,156
   2,070,000    6.500%, 5/15/24                                                       11/04 at 102           AAA          2,388,324
   2,500,000    6.750%, 5/15/25                                                       11/04 at 102           AAA          2,917,424

   Principal                                                                         Optional Call                           Market
      Amount   Description                                                             Provisions*     Ratings**              Value
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer (continued)

$  3,865,000   Louisville and Jefferson County Metropolitan Sewer District             2/05 at 102           Aaa       $  4,004,178
                (Commonwealth of Kentucky), Sewer and Drainage System Revenue
                Bonds, Series 1996A, 5.400%, 5/15/22

  10,500,000   Louisville and Jefferson County Metropolitan Sewer District             5/07 at 101           AAA         10,741,604
                (Commonwealth of Kentucky), Sewer and Drainage System Revenue
                Bonds, Series 1997A, 5.250%, 5/15/27

   6,000,000   Louisville and Jefferson County Metropolitan Sewer District            11/07 at 101           AAA          6,234,419
                (Commonwealth of Kentucky), Sewer and Drainage System Revenue
                Bonds, Series 1997B, 5.350%, 5/15/22

     500,000   Paducah, Kentucky, Waterworks Revenue Refunding Bonds, Series 1991,     7/01 at 102           AAA            547,113
                6.700%, 7/01/09
-----------------------------------------------------------------------------------------------------------------------------------
$510,733,041   Total Investments - (cost $458,152,347) - 98.7%                                                          498,596,440
============-----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.3%                                                                       6,758,807
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $505,355,247
===================================================================================================================================


* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**  Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S.
    government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.


                                See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen Flagship Kentucky Limited Term Municipal Bond Fund

November 30, 1998


  Principal                                                                                 Optional Call                    Market
     Amount    Description                                                                    Provisions*      Ratings**      Value
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Staples - 2.9%

$   320,000    City of Newport, Kentucky, Industrial Building Revenue Bonds, Series 1996A    No Opt. Call            N/R   $322,624
               - (Louis Truath Dairy, Inc. Project), 4.800%, 6/01/99
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 14.0%

    500,000    City of Berea, Kentucky, Berea College General Obligation Bonds,              No Opt. Call            Aaa    511,360
                 Series 1998, 4.800%, 7/01/08 (Alternative Minimum Tax)

    500,000    Kentucky Higher Education Student Loan Corporation, Insured Student           No Opt. Call            Aaa    547,255
                 Loan Revenue Bonds, 1991 Series B, 6.800%, 6/01/03
                 (Alternative Minimum Tax)

    475,000    University of Kentucky, Consolidated Educational Buildings Revenue            No Opt. Call            AAA    497,088
                 Bonds, Series O, 5.000%, 5/01/03
-----------------------------------------------------------------------------------------------------------------------------------
               Energy - 3.1%

    325,000    City of Ashland, Kentucky, Pollution Control Revenue Refunding Bonds       2/00 at 102 1/2           Baa1    342,904
                 (Ashland Oil Inc. Project), Series 1988A, 7.375%, 7/01/09
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 23.0%

    580,000    Kentucky Development Finance Authority, Sisters of Charity of Nazareth        11/01 at 102             A1    637,188
                 Health Corporation, Revenue Refunding Bonds, Series 1991,
                 6.600%, 11/01/06

    270,000    Kentucky Economic Development Finance Authority, Medical Center Revenue       No Opt. Call            AAA    270,902
                 Refunding and Improvement Bonds, Series 1993A (Ashland Hospital
                 Corporation d/b/a Kings Daughter Medical Center Project), 5.100%, 2/01/99

    500,000    Kentucky Economic Development Finance Authority, Hospital System              No Opt. Call            BBB    523,095
                 Refunding and Improvement Revenue Bonds, Series 1997
                 (Appalachian Regional Healthcare, Inc. Project),  5.500%, 10/01/07

    385,000    McCracken County, Kentucky, Hospital Facilities Revenue Refunding Bonds,      11/04 at 102            AAA    432,667
                 Series 1994A (Mercy Health System), 6.300%, 11/01/06

    680,000    City of Radcliff, Kentucky, Tax-Exempt Mortgage Revenue Refunding Bonds,      No Opt. Call            AAA    710,634
                 Series 1997 (GNMA Backed - Lincoln Trail Care and Treatment Facility),
                 5.100%, 7/20/07
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 9.6%

    705,000    City of Louisville, Kentucky, Multi-Family Housing Revenue Refunding          No Opt. Call            Aa2    712,952
                 Bonds, Series 1989 (Station House Square Associates L.P. Project),
                 5.125%, 7/15/19

    350,000    County of Martin, Kentucky, Mortgage Revenue Refunding Bonds, Series 1995     7/01 at 100              Aa    362,016
                 (FHA Insured Mortgage Loan - Section 8 Assisted Project), 5.375%, 7/01/05
-----------------------------------------------------------------------------------------------------------------------------------
                 Housing/Single Family - 1.9%

    100,000    Kentucky Housing Corporation, Housing Revenue Bonds, 1993 Series B            1/04 at 102             AAA    104,520
                 (Federally Insured or Guaranteed Mortgage Loans), 5.150%, 7/01/07

    100,000    Kentucky Housing Corporation, Housing Revenue Bonds, 1995 Series F            No Opt. Call            AAA    102,728
                 (Federally Insured or Guaranteed Mortgage Loans), 4.800%, 7/01/03
-----------------------------------------------------------------------------------------------------------------------------------
               Long Term Care - 1.9%

    200,000    Kentucky Economic Development Finance Authority, Hospital Revenue             No Opt. Call            Aa3    206,350
                 Refunding Bonds, Series 1996 (Green River Regional Mental
                 Health/Mental Retardation Board, Inc.), 5.200%, 11/01/01
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 2.7%

    280,000    Commonwealth of Puerto Rico, Public Improvement Refunding Bonds, Series       No Opt. Call              A    301,165
                 1993 (General Obligation Bonds), 5.375%, 7/01/05

  Principal                                                   Optional Call                          Market
     Amount  Description                                        Provisions*     Ratings**             Value
-----------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 23.6%

$   265,000  Hardin County (Kentucky), School District          6/01 at 103            A1       $   290,194
              Finance Corporation, School Building
              Revenue Bonds, Series of 1991, 6.800%, 6/01/08

    300,000  Jefferson County, Kentucky, Capital Projects      No Opt. Call           AAA           319,638
              Corporation, Lease Revenue Bonds, Series
              1996A, 5.500%, 4/01/03

             City of Jeffersontown, Kentucky, Public
              Projects Refunding and Improvements,
              Certificates of Participation:
    505,000   4.850%, 11/01/04                                 No Opt. Call             A           530,806
    100,000   5.000%, 11/01/05                                 No Opt. Call             A           106,331

     50,000  Kentucky Interlocal School Transportation         No Opt. Call            A1            52,092
              Association (KISTA), Equipment Lease Revenue
              Bonds, Series of 1993, 5.200%, 3/01/02

    360,000  The Turnpike Authority of Kentucky, Economic      No Opt. Call           AAA           388,591
              Development Road Revenue and Revenue
              Refunding Bonds (Revitalization Projects),
              Series 1993, 5.400%, 7/01/05

    125,000  The Turnpike Authority of Kentucky, Resource      No Opt. Call            A+           125,263
              Recovery Road Revenue Refunding Bonds,
              1985 Series A, 6.000%, 7/01/09

    775,000  Mount Sterling, Kentucky, Lease Revenue           No Opt. Call            Aa           822,260
              Bonds (Kentucky League of Cities Funding
              Program), Series 1993A, 5.625%, 3/01/03
-----------------------------------------------------------------------------------------------------------
             Transportation - 2.8%

    300,000  Kenton County (Kentucky), Airport Board,          No Opt. Call           AAA           310,083
              Cincinnati/Northern Kentucky International
              Airport Revenue Bonds, Series 1996A, 5.000%,
              3/01/02 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------
              U.S. Guaranteed - 0.5%

    250,000   Jefferson County, Kentucky, Capital          2/01 at 24 11/16           AAA            56,828
               Projects Corporation, Lease
               Revenue Bonds, Series 1989B, 0.000%,
               8/15/19 (Pre-refunded to 2/15/01)
-----------------------------------------------------------------------------------------------------------
              Utilities - 2.9%

    400,000   City of Owensboro, Kentucky, Electric            No Opt. Call           AAA           327,512
               Light and Power System Revenue Bonds,
               Series 1993A, 0.000%, 1/01/04
               (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------
              Water and Sewer - 8.6%

    200,000   Kenton County Water District No. 1,              No Opt. Call           AAA           215,718
               Water District Revenue Bonds, Series
               1995B, 5.600%, 2/01/04

              Kentucky Infrastructure Authority, Wastewater Revolving Fund
               Program Revenue Refunding Bonds, 1995 Series C:
    150,000    5.300%, 6/01/03                                 No Opt. Call             A           158,500
    200,000    5.500%, 6/01/05                                 No Opt. Call             A           216,016

    350,000   Kentucky Infrastructure Authority,               No Opt. Call             A           366,190
               Governmental Agencies Program Revenue and
               Revenue Refunding Bonds, 1995 Series H,
               5.200%, 8/01/02
-----------------------------------------------------------------------------------------------------------
$10,600,000   Total Investments - (cost $10,473,622) - 97.5%                                     10,871,470
-----------------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities - 2.5%                                                  281,480
              ---------------------------------------------------------------------------------------------
              Net Assets - 100%                                                                 $11,152,950
              ---------------------------------------------------------------------------------------------

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
**   Ratings: Using the higher of Standard & Poor's or Moody's rating.
N/R  Investment is not rated.


                                 See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen Flagship Michigan Municipal Bond Fund

November 30, 1998


 Principal                                                   Optional Call                          Market
    Amount  Description                                        Provisions*     Ratings**             Value
----------------------------------------------------------------------------------------------------------
            Capital Goods - 0.3%

$1,055,000  Michigan Strategic Fund, Limited Obligation       12/03 at 102            A1       $ 1,109,058
             Revenue Bonds (WMX Technologies, Inc. Project),
             Series 1993, 6.000%, 12/01/13 (Alternative
             Minimum Tax)
----------------------------------------------------------------------------------------------------------
            Consumer Cyclical - 2.4%

 2,500,000  Michigan Strategic Fund, Limited Obligation       No Opt. Call            A1         2,941,750
             Refunding Revenue Bonds, Series 1991A, 7.100%,
             2/01/06

 5,000,000  Michigan Strategic Fund, Multi-Modal               9/05 at 102             A         5,447,600
             Interchangeable Rate Pollution Control
             Refunding Revenue Bonds (General Motors
             Corporation), Series 1995, 6.200%, 9/01/20
----------------------------------------------------------------------------------------------------------
            Education and Civic Organizations - 1.2%

   210,000  Board of Control of Grand Valley State            10/00 at 100             A           214,935
             University, Michigan, General Revenue Bonds,
             Series 1988, 7.875%, 10/01/08

   750,000  Michigan Higher Education Student Loan             6/06 at 102           Aaa           803,858
             Authority, Student Loan Revenue Bonds, Series
             XVII-A, 5.750%, 6/01/13 (Alternative Minimum
             Tax)

 1,000,000  Michigan Higher Education Student Loan             6/08 at 101           AAA           995,820
             Authority, Student Loan Revenue Bonds, Series
             XVII-B, 5.400%, 6/01/18 (Alternative Minimum
             Tax)

 1,000,000  Board of Trustees of Michigan State University,    2/06 at 101           AAA           993,300
             General Revenue Bonds, Series 1996, 5.000%,
             2/15/26

 1,000,000  Board of Trustees of Western Michigan University  11/02 at 102           AAA         1,109,790
             (Michigan), General Revenue Bonds, Series 1992A,
             6.250%, 11/15/12
----------------------------------------------------------------------------------------------------------
            Forest and Paper Products - 2.2%

 7,500,000  The Economic Development Corporation of           10/03 at 102          Baa1         7,790,100
             Dickinson County (Michigan), Pollution Control
             Refunding Revenue Bonds (Champion International
             Corporation Project), Series 1993, 5.850%,
             10/01/18
----------------------------------------------------------------------------------------------------------
            Health Care - 21.2%

 1,000,000  The Economic Development Corporation of the City  11/05 at 102           AAA         1,084,550
             of Dearborn, Hospital Revenue Bonds (Oakwood
             Obligated Group), Series 1995A, 5.750%, 11/15/15

   500,000  City of Farmington Hills Hospital Finance          2/02 at 102           AAA           550,760
             Authority (Michigan), Hospital Revenue Bonds
             (Botsford General Hospital), Series 1992A,
             6.500%, 2/15/11

            City of Flint Hospital Building Authority,
             Revenue Rental Bonds, Series 1998B (Hurley
             Medical Center):
 1,000,000   5.375%, 7/01/18                                   7/08 at 101          Baa1           996,950
 1,000,000   5.375%, 7/01/28                                   7/08 at 101          Baa1           997,740

   500,000  County of Grand Traverse (Michigan), Hospital      7/02 at 102           AAA           545,275
             Finance Authority, Hospital Revenue Refunding
             Bonds (Munson Healthcare Obligated Group), Series
             1992A, 6.250%, 7/01/22

 6,000,000  City of Kalamazoo Hospital Finance Authority,      5/06 at 102           AAA         6,469,080
             Hospital Revenue Refunding and Improvement Bonds
             (Bronson Methodist Hospital), Series 1996,
             5.875%, 5/15/26

 1,290,000  Kent Hospital Finance Authority (Michigan),       11/01 at 102           AAA         1,398,837
             Hospital Revenue Refunding Bonds (Pine Rest
             Christian Hospital), Series 1992, 6.500%,
             11/01/10

 3,530,000  Lake View Community Hospital Authority             2/07 at 101           N/R         3,512,527
             (Michigan), Hospital Revenue Refunding Bonds,
             Series 1997, 6.250%, 2/15/13

    40,000  Michigan State Hospital Finance Authority,         8/00 at 100            A-            40,943
             Hospital Revenue and Refunding Bonds (The
             Detroit Medical Center Obligated Group), Series
             1988B, 8.125%, 8/15/08

 3,000,000  Michigan State Hospital Finance Authority,         1/00 at 100          BBB+         3,036,660
             Revenue Refunding Bonds, Memorial Hospital-
             Owosso, Series 1987A, 7.375%, 1/01/03

 6,500,000  Michigan State Hospital Finance Authority,         8/03 at 102            A-         7,117,500
             Revenue and Refunding Bonds (The Detroit
             Medical Center Obligated Group), Series 1993A,
             6.500%, 8/15/18


 Principal                                                   Optional Call                          Market
    Amount  Description                                        Provisions*     Ratings**             Value
----------------------------------------------------------------------------------------------------------
            Health Care (continued)

$1,000,000  Michigan State Hospital Finance Authority,         7/99 at 102           AAA        $1,042,350
              Revenue Refunding, Oakland General Hospital,
              7.000%, 7/01/15

 1,850,000  Michigan State Hospital Finance Authority,        10/03 at 102            A1         1,681,280
              Hospital Revenue Refunding Bonds (McLaren
              Obligated Group), Series 1993A, 4.500%,
              10/15/21

 1,000,000  Michigan State Hospital Finance Authority,        11/01 at 102           AAA         1,085,840
              Hospital Revenue Refunding Bonds (Sparrow
              Obligated Group), Series 1991, 6.500%,
              11/15/11

 2,920,000  Michigan State Hospital Finance Authority,         8/04 at 102            A-         2,937,053
              Hospital Revenue and Refunding Bonds
              (The Detroit Medical Center Obligated
              Group), Series 1993B, 5.500%, 8/15/23

 1,000,000  Michigan State Hospital Finance Authority,         1/05 at 102           AA-         1,089,970
              Hospital Revenue and Refunding Bonds
              (Otsego Memorial Hospital Gaylord, Michigan),
              Series 1995, 6.125%, 1/01/15

 2,000,000  Michigan State Hospital Finance Authority,         7/05 at 102           AAA         2,092,460
              Hospital Revenue Refunding Bonds (Port
              Huron Hospital Obligated Group), Series
              1995, 5.500%, 7/01/15

 1,000,000  Michigan State Hospital Finance Authority,        No Opt. Call           BBB         1,080,090
              Hospital Revenue Refunding Bonds (Gratiot
              Community Hospital, Alma, Michigan), Series
              1995, 6.100%, 10/01/07

 4,500,000  Michigan State Hospital Finance Authority,         5/06 at 102           AA-         4,531,590
              Hospital Revenue and Refunding Bonds
              (Henry Ford Health System), Series 1995A,
              5.250%, 11/15/20

 1,000,000  Michigan State Hospital Finance Authority,        10/06 at 102           BBB         1,063,720
              Hospital Revenue Bonds (Michigan Community
              Hospital), Series 1996, 6.250%, 10/01/27

 2,000,000  Michigan State Hospital Finance Authority,         8/07 at 101           AA-         2,087,800
              Hospital Revenue Refunding Bonds (Mercy
              Health Services), Series 1997S, 5.500%,
              8/15/20

            Michigan State Hospital Finance Authority,
            Hospital Revenue and Refunding Bonds (Genesys
            Regional Medical Center Obligated Group),
            Series 1998A:
 1,000,000    5.500%, 10/01/18                                10/08 at 102           BBB         1,004,460
 4,000,000    5.500%, 10/01/27                                10/08 at 102           BBB         4,019,120

 1,250,000  Michigan State Hospital Finance Authority,         8/08 at 101            A-         1,216,000
              Hospital Revenue Bonds (The Detroit Medical
              Center Obligated Group), Series 1998A, 5.250%,
              8/15/28

            Pontiac, Michigan, Hospital Finance Authority,
            Hospital Revenue Refunding, Nomc Obligation Group:
 3,000,000    6.000%, 8/01/18                                  8/03 at 102          BBB-         3,068,940
 5,165,000    6.000%, 8/01/23                                  8/03 at 102          BBB-         5,281,058

 8,345,000  Royal Oak, Michigan, Hospital Finance Authority,   1/06 at 102            AA         8,407,588
              Hospital Revenue Refunding Bonds (William
              Beaumont Hospital), Series 1996I, 5.250%,
              1/01/20

 2,000,000  Saginaw Hospital Finance Authority (Michigan),    10/99 at 102          BBB+         2,089,840
              Hospital Revenue Refunding Bonds (Saginaw
              General Hospital), Series 1989, 7.625%,
              10/01/08

   500,000  City of Saginaw (Michigan), Hospital Finance       7/01 at 102           AAA           541,695
              Authority (St. Lukes Hospital), Hospital
              Revenue Refunding Bonds, Series 1991 C,
              6.750%, 7/01/17

 1,000,000  Regents of the University of Michigan, Hospital   12/00 at 100            AA         1,055,700
              Revenue Bonds, Series 1990, 6.375%, 12/01/24

 3,500,000  Regents of the University of Michigan, Medical    12/01 at 102           Aa2         3,840,690

              Service Plan Revenue Bonds, Series 1991,
              6.500%, 12/01/21
----------------------------------------------------------------------------------------------------------
            Housing/Multifamily - 3.3%
   435,000  Grand Rapids Housing Corporation, Multifamily      1/04 at 104           AAA           486,787
              Revenue Refunding Bonds, Series 1992 (FHA
              Insured Mortgage Loan-Section 8 Assisted
              Elderly Project), 7.375%, 7/15/41

   750,000  Grand Rapids Housing Finance Authority,            9/04 at 100           AAA           832,973
              Multifamily Housing Refunding Revenue
              Bonds, Series 1990A (Fannie Mae
              Collateralized), 7.625%, 9/01/23

 1,190,000  Michigan State Housing Development Authority,     10/05 at 102           Aaa         1,292,376
              Limited Obligation Multi-Family Revenue
              Refunding Bonds, Series 1995A (GNMA
              Collateralized Program-Parc Pointe Apartments),
              6.500%, 10/01/15

 6,000,000  Michigan State Housing Development Authority,     No Opt. Call           AA-         1,654,260
              Section 8 Assisted Mortgage Revenue Bonds,
              Series 1983I, 0.000%, 4/01/14

 5,000,000  Michigan State Housing Development Authority,      4/01 at 102           AA-         5,372,200
              Rental Housing Revenue Bonds, 1990 Series B,
              7.550%, 4/01/23

Portfolio of Investments (Unaudited)

November 30, 1998


 Principal                                                   Optional Call                         Market
    Amount  Description                                        Provisions*     Ratings**            Value
---------------------------------------------------------------------------------------------------------
            Housing/Multifamily (continued)

$  290,000  Michigan State Housing Development Authority,     No Opt. Call           AA-       $  311,747
             Rental Housing Revenue Bonds, 1991 Series B,
             7.100%, 4/01/21

   410,000  Michigan State Housing Development Authority,     10/02 at 102           AA-          441,291
             Rental Housing Revenue Bonds, 1992 Series A,
             6.650%, 4/01/23

 1,000,000  Michigan State Housing Development Authority,      6/05 at 102           AAA        1,074,210
             Rental Housing Revenue Bonds, 1995 Series B,
             6.150%, 10/01/15
---------------------------------------------------------------------------------------------------------
            Housing/Single Family - 4.0%

   905,000  Michigan State Housing Development Authority,      6/00 at 102           AA+          943,318
             Single Family Mortgage Revenue Bonds,
             Series 1990A, 7.500%, 6/01/15

 2,325,000  Michigan State Housing Development Authority,     12/00 at 102           AA+        2,440,553
             Single Family Mortgage Revenue Bonds,
             Series 1990C, 7.550%, 12/01/15

 2,000,000  Michigan State Housing Development Authority,      6/04 at 102           AA+        2,139,520
             Single Family Mortgage Revenue Bonds,
             Series 1994A, 6.450%, 12/01/14

 3,930,000  Michigan State Housing Development Authority,     12/04 at 102           AA+        4,159,001
             Single Family Mortgage Revenue Refunding Bonds,
             Series 1994C, 6.500%, 6/01/16

 1,230,000  Michigan State Housing Development Authority,      6/05 at 102           AA+        1,328,105
             Single Family Mortgage Revenue Bonds,
             Series 1995 A, 6.800%, 12/01/16

 1,500,000  Michigan State Housing Development Authority,     12/06 at 102           AA+        1,598,925
             Single Family Mortgage Revenue Bonds,
             Series 1996D, 5.950%, 12/01/16

 1,250,000  Michigan State Housing Development Authority,      6/07 at 102           AAA        1,332,025
             Single Family Mortgage Revenue Bonds,
             Series 1997A, 6.050%, 12/01/27 (Alternative
             Minimum Tax)
---------------------------------------------------------------------------------------------------------
            Long Term Care - 5.0%

 2,500,000  The Economic Development Corporation of the City   5/07 at 102           BBB        2,655,725
             of Kalamazoo (Kalamazoo County, Michigan),
             Limited Obligation Revenue and Refunding
             Revenue Bonds (Friendship Village of
             Kalamazoo), Series 1997A, 6.250%, 5/15/27

            Michigan State Hospital Finance Authority,
             Revenue Bonds (Presbyterian Villages
             of Michigan Obligation Group), Series 1997:
   600,000   6.375%, 1/01/15                                   1/07 at 102           N/R          648,396
 1,200,000   6.500%, 1/01/25                                   7/05 at 102           N/R        1,294,728
   500,000   6.375%, 1/01/25                                   1/07 at 102           N/R          537,905

            Michigan Strategic Fund, Limited Obligation
            Revenue Bonds (Porter Hills Presbyterian
            Village Inc. Project), Series 1998:
   400,000   5.300%, 7/01/18                                   7/08 at 101             A          403,368
 2,675,000   5.375%, 7/01/28                                   7/08 at 101             A        2,697,443

 2,000,000  Michigan Strategic Fund, Limited Obligation       11/08 at 101           N/R        1,997,100
             Revenue and Refunding Revenue Bonds,
             Series 1998 (Holland Home), 5.750%, 11/15/28

 7,110,000  Michigan Strategic Fund, Limited Obligation        6/08 at 100          BBB+        6,994,960
             Revenue Bonds (Clark Retirement Community Inc.
             Project), Series 1998, 5.250%, 6/01/18

   250,000  The Economic Development Corporation of the        3/02 at 101           Aaa          265,183
             City of Warren, Nursing Home Revenue Refunding
             Bonds (GNMA Mortgage-Backed Security-Autumn
             Woods Project), Series 1992, 6.900%, 12/20/22
---------------------------------------------------------------------------------------------------------
            Tax Obligation/General - 14.4%

   400,000  County of Bay, Michigan, Bay County West Side      5/99 at 102             A          411,808
             Regional Sewage Disposal System Bonds,

             6.400%, 5/01/02

 5,000,000  Brighton Area Schools, County of Livingston,      No Opt. Call           AAA        1,714,450
             State of Michigan, 1992 Refunding Bonds,
             Series II (General Obligation Unlimited Tax),
             0.000%, 5/01/20

   500,000  City of East Lansing Building Authority,          10/99 at 102            AA          524,340
             County of Ingham, State of Michigan, Building
             Authority Refunding Bonds, Series 1991,
             7.000%, 10/01/16

 2,430,000  School District of the City of Garden City,        5/04 at 101           AAA        2,714,140
             County of Wayne, State of Michigan, 1994
             Refunding Bonds (General Obligation - Unlimited
             Tax), 6.400%, 5/01/11

 1,265,000  Holton Public Schools, Counties of Muskegon,       5/08 at 100           AAA        1,258,903
             Oceana and Newaygo State of Michigan, 1998 School
             Building and Site Bonds (General Obligation
             Unlimited Tax), 5.000%, 5/01/22

 Principal                                                   Optional Call                          Market
    Amount  Description                                        Provisions*     Ratings**             Value
----------------------------------------------------------------------------------------------------------
            Tax Obligation/General (continued)

$1,000,000  Lake Orion Community School District, County       5/05 at 101           AAA       $ 1,046,080
             of Oakland, State of Michigan, 1995 Refunding
             Bonds (General Obligation - Unlimited Tax),
             5.500%, 5/01/20

 2,700,000  Livonia, Michigan, Public Schools School          No Opt. Call           AAA         1,806,840
             District, Series II, 0.000%, 5/01/08

 2,410,000  Mona Shores, Michigan, School District, School     5/05 at 102           AAA         2,557,661
             Building and Site, 5.500%, 5/01/14

            Okemos Public Schools, County of Ingham, State
            of Michigan, 1993 Refunding Bonds:
 1,000,000   0.000%, 5/01/17                                  No Opt. Call           AAA           403,390
 1,020,000   0.000%, 5/01/18                                  No Opt. Call           AAA           389,446

 1,500,000  Portage Lake Michigan Water and Sewer Authority,
             Refunding, 6.200%, 10/01/20                      10/05 at 102           AAA         1,686,255

            Commonwealth of Puerto Rico, Public
            Improvement Bonds of 1994 (General Obligation
            Bonds):
 3,125,000   6.450%, 7/01/17                                   7/04 at 102           AAA         3,575,281
 2,370,000   6.500%, 7/01/23                               7/04 at 101 1/2           AAA         2,717,418

   500,000  Redford Union Schools, District No. 1, County     No Opt. Call           AAA           507,950
             of Wayne, State of Michigan, 1997 Refunding
             Bonds (General Obligation - Unlimited Tax),
             5.000%, 5/01/22

 1,650,000  Saint Clair County Building Authority,             4/06 at 101           AAA         1,723,260
             Michigan, General Obligation Bonds,
             5.375%, 4/01/15

   750,000  South Lyon Community Schools, Counties of          5/01 at 102           AA+           802,418
             Oakland, Washtenaw and Livingston, State
             of Michigan, 1991 Refunding Bonds (General
             Obligation - Unlimited Tax), 6.250%, 5/01/14

 2,925,000  Spring Lake Public Schools, General Obligation     5/07 at 100           AAA         3,125,714
             Bonds, Series 1997, 5.700%, 5/01/23

            Waterford, Michigan, School District:
 2,500,000   6.250%, 6/01/13                                   6/04 at 101           AAA         2,809,300
 2,470,000   6.375%, 6/01/14                                   6/04 at 101           AAA         2,790,754

 5,000,000  Wayland, Michigan, Unit School District,           5/05 at 101           AAA         5,677,550
             6.250%, 5/01/14

 1,250,000  Wayne County, Michigan, Building Authority,        6/06 at 102           AAA         1,285,313
             Capital Improvement, Series A, 5.250%, 6/01/16

 3,270,000  West Ottawa, Michigan, Public School District     No Opt. Call           AAA         1,319,085
             Refunding, 0.000%, 5/01/17

 2,000,000  Western Townships Utilities Authority, Sewage      1/99 at 102          BBB+         2,047,700
             Disposal System Bonds, Series 1989,
             8.200%, 1/01/18

 1,000,000  Western Townships Utilities Authority, Sewage      1/02 at 100           AAA         1,072,160
             Disposal System Refunding Bonds, Series 1991,
             6.500%, 1/01/10

 5,175,000  Williamston Community School District, General    No Opt. Call           AAA         5,644,217
             Obligation - Unlimited Tax, Series 1996 (Q-SBLF),
             5.500%, 5/01/25

 1,000,000  School District of Ypsilanti, County of            5/09 at 100           AAA           987,010
             Washtenaw, State of Michigan, 1998
             Refunding Bonds (General Obligation Unlimited
             Tax), 5.000%, 5/01/20 (WI)
----------------------------------------------------------------------------------------------------------
            Tax Obligation/Limited - 13.4%

 2,000,000  City of Detroit Building Authority, Building       2/07 at 101             A         2,182,080
             Authority Revenue Bonds (District Court
             Madison Center), Series A, 6.150%, 2/01/11

 9,460,000  Detroit/Wayne County Stadium Authority (State      2/07 at 102           AAA         9,627,158
             of Michigan), Building Authority (Stadium)
             Bonds, Series 1997 (Wayne County Limited
             Tax General Obligation), 5.250%, 2/01/27

            Downtown Development Authority of the City of
            Grand Rapids, Michigan, Tax Increment Revenue
            Bonds, Series 1994:
 3,985,000   0.000%, 6/01/17                                  No Opt. Call           AAA         1,600,934

 3,495,000   0.000%, 6/01/18                                  No Opt. Call           AAA         1,328,939
 1,650,000   6.875%, 6/01/24                                   6/04 at 102           AAA         1,892,418

 2,000,000  Lansing, Michigan, Building Authority,             6/05 at 101           AA+         2,107,160
             Refunding, 5.600%, 6/01/19

   250,000  Michigan Municipal Bond Authority, State          12/01 at 100           AAA           252,750
             Revolving Fund Revenue Bonds, Series
             1992A, 4.750%, 12/01/09

 5,500,000  Michigan Municipal Bond Authority, Revenue        No Opt. Call           AAA         3,776,465
             Refunding, Government Loan A, 0.000%, 12/01/07

 2,800,000  Michigan Municipal Bond Authority, Local          No Opt. Call           AAA         1,864,044
             Government Loan, Series C, 0.000%, 6/15/08

 1,000,000  State Building Authority, State of Michigan,      10/01 at 102            AA         1,091,270
             1991 Revenue Refunding Bonds, Series I,
             6.750%, 10/01/11

Portfolio of Investments (Unaudited)

November 30, 1998

 Principal                                                   Optional Call                          Market
    Amount  Description                                        Provisions*     Ratings**             Value
----------------------------------------------------------------------------------------------------------
            Tax Obligation/Limited (continued)

$5,000,000  State Building Authority, State of Michigan,      10/01 at 102            AA       $ 5,371,750
             1991 Revenue Refunding Bonds, Series I,
             6.250%, 10/01/20

 7,585,000  State Building Authority, State of Michigan,      10/01 at 102            AA         8,148,945
             1991 Revenue Bonds, Series II,
             6.250%, 10/01/20

 6,000,000  The House of Representatives of the State of      No Opt. Call           AAA         1,737,180
             Michigan, Certificates of Participation,
             0.000%, 8/15/23

 2,260,000  Puerto Rico Highway and Transportation         7/02 at 101 1/2             A         2,475,740
             Authority, Highway Revenue Bonds, 1992
             Series V, 6.625%, 7/01/12

 1,000,000  Puerto Rico Highway and Transportation             7/16 at 100             A         1,079,360
             Authority, Highway Revenue Bonds, Series Y
             of 1996, 5.500%, 7/01/36

 1,500,000  Puerto Rico Highway and Transportation             7/08 at 101             A         1,478,295
             Authority, Transportation Revenue Bonds,
             Series A, 5.000%, 7/01/38

 1,085,000  Romulus, Michigan, Tax Increment Finance          11/06 at 100           N/R         1,203,742
             Authority, Limited Obligation Revenue,
             6.750%, 11/01/19
----------------------------------------------------------------------------------------------------------
            Transportation -- 1.2%

   250,000  Capital Region Airport Authority (Lansing,         7/02 at 102           AAA           275,035
             Michigan), Airport Revenue Bonds, Series 1992,
             6.700%, 7/01/21 (Alternative Minimum Tax)

 4,000,000  Charter County of Wayne, Michigan, Detroit        12/08 at 101           AAA         3,904,400
             Metropolitan-Wayne County Airport, Airport
             Revenue Bonds, Series 1998A, 5.000%, 12/01/22
             (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------
            U.S. Guaranteed -- 21.4%

 1,000,000  City of Battle Creek, County of Calhoun,           5/04 at 102       BBB+***         1,189,130
             State of Michigan, Battle Creek Downtown
             Development Authority, 1994 Development Bonds,
             7.600%, 5/01/16 (Pre-refunded to 5/01/04)

 1,800,000  City of Battle Creek, County of Calhoun,           5/04 at 102         A-***         2,126,916
             State of Michigan, Tax Increment Finance
             Authority, 1994 Development Bonds, 7.400%,
             5/01/16 (Pre-refunded to 5/01/04)

 1,000,000  City of Bay City, County of Bay, State of          1/01 at 102           AAA         1,078,820
             Michigan Electric Utility System Revenue Bonds,
             1991 Series, 6.600%, 1/01/12 (Pre-refunded to
             1/01/01)

 1,895,000  Buena Vista School District, County of Saginaw,    5/01 at 102        N/R***         2,086,130
             State of Michigan, 1991 School Building and
             Site Bonds (General Obligation Unlimited Tax),
             7.200%, 5/01/16 (Pre-refunded to 5/01/01)

 1,000,000  The Central Michigan University Board of          10/00 at 102         A+***         1,080,890
             Trustees, General Revenue Bonds, Series 1990,
             7.000%, 10/01/10 (Pre-refunded to 10/01/00)

   750,000  City of Detroit, Michigan, General Obligation      4/01 at 102           AAA           836,783
             Bonds (Unlimited Tax), Series 1991, 8.000%,
             4/01/11 (Pre-refunded to 4/01/01)

   300,000  School District of the City of Detroit, Wayne      5/00 at 102        Aa1***           323,475
             County, Michigan, School Building and Site
             Bonds, Series XXIII, 7.750%, 5/01/10
             (Pre-refunded to 5/01/00)

 1,650,000  School District of the City of Detroit, Wayne      5/01 at 102           Aaa         1,814,192
             County, Michigan, School Building and Site
             Bonds (Unlimited Tax General Obligation),
             Series 1991, 7.150%, 5/01/11 (Pre-refunded
             to 5/01/01)

 3,600,000  School District of the City of Detroit, Wayne      5/06 at 102           AAA         4,029,516
             County, Michigan, School Building and Site
             Improvement Bonds (Unlimited Tax General

             Obligation), Series 1996A, 5.700%, 5/01/25
             (Pre-refunded to 5/01/06)

10,700,000  City of Detroit (Michigan), Downtown Development   7/06 at 102         A-***        12,324,795
             Authority, Tax Increment Refunding Bonds
             (Development Area No. 1 Projects), Series
             1996C, 6.250%, 7/01/25 (Pre-refunded to 7/01/06)

 1,000,000  City of Detroit, Michigan, Sewage Disposal     7/99 at 101 1/2           AAA         1,038,220
             System Revenue Bonds, Series 1989,
             7.125%, 7/01/19 (Pre-refunded to 7/01/99)

 2,000,000  City of Detroit, Michigan, Water Supply System     7/00 at 102           AAA         2,155,260
             Revenue Bonds, Series 1990, 7.250%, 7/01/20
             (Pre-refunded to 7/01/00)

   500,000  City of Farmington Hills, Hospital Finance         2/02 at 102           AAA           550,760
             Authority (Michigan), Hospital Revenue Bonds
             (Botsford General Hospital), Series 1992A,
             6.500%, 2/15/22 (Pre-refunded to 2/15/02)

 3,000,000  City of Grand Rapids, Michigan, Water Supply       1/00 at 102           AAA         3,183,690
             System Improvement Revenue Bonds, Series 1990,
             7.250%, 1/01/20 (Pre-refunded to 1/01/00)

 2,500,000  Haslett Public Schools, Counties of Ingham,        5/00 at 101        AA+***         2,663,225
             Clinton and Shiawassee, State of Michigan,
             1990 School Building and Site Bonds,
             7.500%, 5/01/20 (Pre-refunded to 5/01/00)

     Principal                                                                         Optional Call                         Market
        Amount   Description                                                             Provisions*     Ratings**            Value
-----------------------------------------------------------------------------------------------------------------------------------
                 U.S. Guaranteed (continued)

$      750,000   City of Hudsonville Building Authority, County of Ottawa,              10/02 at 102           AAA       $  839,678
                   State of Michigan, Building Authority Refunding Bonds,
                   Series 1992, 6.600%, 10/01/17 (Pre-refunded to 10/01/02)

     2,000,000   Huron Valley School District, Counties of Oakland and                   5/01 at 102        N/R***        2,191,920
                   Livingston, State of Michigan, 1991 School Building and
                   Site Bonds, 7.100%, 5/01/08 (Pre-refunded to 5/01/01)

     1,940,000   City of Kalamazoo (Michigan), Hospital Finance Authority,               5/03 at 102         A1***        2,170,336
                   Hospital Revenue Refunding and Improvement Bonds (Bronson
                   Methodist Hospital), Series 1992A, 6.375%, 5/15/17
                   (Pre-refunded to 5/15/03)

     4,000,000   Lake Orion, Michigan, Community School District, Refunding,             5/05 at 101           AAA        4,708,040
                   7.000%, 5/01/15 (Pre-refunded to 5/01/05)

       510,000   Livingston County, Michigan, Genoa-Oceola Sewer Drain No. 1,            5/99 at 102          A***          526,284
                   Sanitary Drainage District (Full Faith and Credit of the County),
                   6.000%, 5/01/08 (Pre-refunded to 5/01/99)

       930,000   City of Marquette Hospital Finance Authority, Hospital Revenue          4/99 at 102         A+***          961,918
                   Refunding Bonds (Marquette General Hospital, Marquette,
                   Michigan), 1989 Series C, 7.500%, 4/01/07
                   (Pre-refunded to 4/01/99)

       825,000   Menominee Michigan Area Public School District, 7.400%, 5/01/20         5/00 at 102        AA+***          886,240
                   (Pre-refunded to 5/01/00)

     3,000,000   Michigan Higher Education Facilities Authority, Limited                 5/01 at 103          A***        3,335,070
                  Obligation, Aquinas College Project, 7.350%, 5/01/11
                  (Pre-refunded to 5/01/01)

       555,000   Michigan Municipal Bond Authority, State Revolving Fund Reserve        10/02 at 102        AA+***          620,934
                   Bonds, Series 1992A, 6.600%, 10/01/18 (Pre-refunded to 10/01/02)

                 Michigan Municipal Bond Authority, State Revolving Fund Revenue
                   Bonds, Series 1994:
       950,000     7.000%, 10/01/04                                                     No Opt. Call           AA+        1,100,452
     1,000,000     6.500%, 10/01/14 (Pre-refunded to 10/01/04)                          10/04 at 102        AA+***        1,149,020
     1,000,000     6.500%, 10/01/17 (Pre-refunded to 10/01/04)                          10/04 at 102        AA+***        1,149,020

       500,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds      12/02 at 102           AAA          566,835
                   (MidMichigan Obligated Group), Series 1992, 6.900%, 12/01/24
                   (Pre-refunded to 12/01/02)

     1,000,000   Michigan State Hospital Finance Authority, Henry Ford Health            7/00 at 102           AAA        1,073,480
                   System, Series A, 7.000%, 7/01/10 (Pre-refunded to 7/01/00)

     6,000,000   Michigan Hospital Finance Authority (Oakwood Hospital Obligated         7/00 at 102           AAA        6,450,060
                   Group), 7.100%, 7/01/18 (Pre-refunded to 7/01/00)

       800,000   Michigan State Hospital Finance Authority, Sisters Of Mercy             2/01 at 102           AAA          874,928
                   Health Corporation, Series J, 7.200%, 2/15/18 (Pre-refunded to 2/15/01)

     1,000,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds      11/01 at 102        Aa2***        1,108,810
                   (Daughters of Charity National Health System-Providence
                   Hospital), Series 1991, 7.000%, 11/01/21 (Pre-refunded to
                   11/01/01)

     2,400,000   Oakland County, Michigan, Economic Development Corporation,             1/00 at 102        N/R***        2,602,392
                   Limited Obligation Revenue, Pontiac Osteopathic Hospital
                   Project, 9.625%, 1/01/20 (Pre-refunded to 1/01/00)

     1,000,000   Oakland County, Michigan, Economic Development Corporation,            11/04 at 102           Aaa        1,173,030
                   Limited Obligation Revenue Refunding, Cranbrook Educational
                   Community, Series C, 6.900%, 11/01/14 (Pre-refunded to
                   11/01/04)

     1,800,000   Puerto Rico Commonwealth Highway Authority, Highway Revenue,            7/00 at 102           AAA        1,954,980
                   Series Q, 7.750%, 7/01/16 (Pre-refunded to 7/01/00)

     1,040,000   Rockford Public Schools, County of Kent, State of Michigan,             5/00 at 101        N/R***        1,105,000
                   1990 School Building and Site and Refunding Bonds (General
                   Obligation Bonds), 7.375%, 5/01/19 (Pre-refunded to 5/01/00)

       180,000   Saginaw-Midland Municipal Water Supply Corporation, State of            9/04 at 102          A***         209,921
                   Michigan, Water Supply Revenue Bonds (Limited Tax General
                   Obligation), Series 1992, 6.875%, 9/01/16 (Pre-refunded
                   to 9/01/04)

     7,000,000   Vicksburg Community Schools, Counties of Kalamazoo and               5/06 at 37 1/4           AAA        1,922,060
                   St. Joseph, State of Michigan, 1991 School Building and
                   Site Bonds, 0.000%, 5/01/20 (Pre-refunded to 5/01/06)
-----------------------------------------------------------------------------------------------------------------------------------
                 Utilities -- 3.3%

       400,000   Michigan Public Power Agency, Belle River Project Refunding             1/03 at 102           AA-          404,652
                   Revenue Bonds, 1993 Series A, 5.250%, 1/01/18

     3,000,000   Michigan State South Central Power Agency, Power Supply System         11/04 at 102          BBB+        3,426,030
                   Revenue Refunding, 7.000%, 11/01/11

     3,500,000   Michigan State Strategic Fund, Limited Obligation Revenue               6/04 at 102           AAA        3,934,770
                   Refunding, Detroit Education Company, Series B, 6.450%,
                   6/15/24

Portfolio of Investments (Unaudited)

November 30, 1998

     Principal                                                                         Optional Call                         Market
        Amount   Description                                                             Provisions*     Ratings**            Value
-----------------------------------------------------------------------------------------------------------------------------------
                 Utilities (continued)

$    1,000,000   Monroe County, Michigan, Economic Development Corporation,             No Opt. Call           AAA     $  1,283,270
                  Limited Obligation Revenue Refunding-Collateralized,
                  Detroit Edison Company, Series AA, 6.950%, 9/01/22

     1,000,000   County of Monroe, Michigan, Pollution Control Revenue Bonds            No Opt. Call           AAA        1,114,210
                  (The Detroit Edison Company Project), Series A-1994, 6.350%,
                  12/01/04 (Alternative Minimum Tax)

     4,000,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,             No Opt. Call           AAA        1,644,520
                  Series O, 0.000%, 7/01/17
-----------------------------------------------------------------------------------------------------------------------------------
                 Water and Sewer -- 5.8%

                 City of Detroit, Michigan, Sewage Disposal System Revenue
                  Refunding Bonds, Series 1995-B:
     1,500,000    5.250%, 7/01/15                                                        7/05 at 101           AAA        1,548,570
    10,500,000    5.250%, 7/01/21                                                        7/05 at 101           AAA       10,684,590

     2,885,000   City of Detroit, Michigan, Sewage Disposal System Revenue Bonds,        7/07 at 101           AAA        2,867,082
                  Series 1997-A, 5.000%, 7/01/22

     1,570,000   City of Detroit, Michigan, Water Supply System Revenue Second          No Opt. Call           AAA        1,716,873
                  Lien Bonds, Series 1995-A, 5.550%, 7/01/12

     2,230,000   City of Detroit, Michigan, Water Supply System Revenue Second          No Opt. Call           AAA        2,438,615
                  Lien Bonds, Series 1995-B, 5.550%, 7/01/12

     1,000,000   City of Grand Rapids, Michigan, Sanitary Sewer System Improvement       1/00 at 102           AA-        1,058,358
                  Revenue Refunding Bonds,  Series 1990, 7.000%, 1/01/16
-----------------------------------------------------------------------------------------------------------------------------------
$  358,345,000   Total Investments -- (cost $315,710,985) --99.1%                                                       348,556,233
-----------------------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities --0.9%                                                                     3,060,158
                 ------------------------------------------------------------------------------------------------------------------
                 Net Assets --100%                                                                                     $351,616,391
                 ==================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

(WI) Security purchased on a when-issued basis (note 1).

                                 See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen Flagship Ohio Municipal Bond Fund

November 30, 1998


 Principal                                                   Optional Call                          Market
    Amount  Description                                        Provisions*     Ratings**             Value
----------------------------------------------------------------------------------------------------------
            Basic Materials - 0.3%

$1,650,000  Toledo, Lucas County, Ohio, Port Authority,        3/02 at 102           AA-        $1,831,434
             Port Revenue Refunding Facilities, Cargill
             Inc. Project, 7.250%, 3/01/22
----------------------------------------------------------------------------------------------------------
            Capital Goods - 0.2%

 1,335,000  Ohio Water Development Authority, Revenue          3/02 at 102           N/R         1,440,051
             Bonds, USA Waste Services, Series 1992,
             7.750%, 9/01/07 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------
            Education and Civic Organizations - 4.2%

 2,050,000  Miami University, Ohio, University Revenues       12/99 at 102            A+         2,150,184
             Bonds, 6.900%, 12/01/04

 3,500,000  State of Ohio, Education Loan Revenue Bonds,       6/07 at 102           AAA         3,632,090
             Series 1997A (Supplemental Student Loan
             Program), 1997A1, 5.850%, 12/01/19
             (Alternative Minimum Tax)

 1,750,000  State of Ohio (Ohio Higher Educational Facility   12/04 at 102           AAA         1,883,508
             Commission), Higher Educational Facility
             Revenue Bonds (University of Dayton 1994
             Project), 5.800%, 12/01/19

 2,025,000  State of Ohio (Ohio Higher Educational            12/03 at 102           AAA         2,286,428
             Facility Commission), Higher Educational
             Facility Mortgage Revenue Bonds (University
             of Dayton 1992 Project), 6.600%, 12/01/17

 1,200,000  State of Ohio (Ohio Higher Educational             9/06 at 101           N/R         1,259,508
             Facility Commission), Higher Educational
             Facility Revenue Bonds (The University of
             Findlay 1996 Project), 6.125%, 9/01/16

 7,000,000  State of Ohio (Ohio Higher Educational             5/07 at 102           AAA         7,283,920
             Facility Commission), Higher Education
             Facility Revenue Bonds (Xavier University
             1997 Project), 5.375%, 5/15/22

            State of Ohio (Ohio Higher Educational Facility
             Commission), Higher Education Facility Revenue
             Bonds (Case Western Reserve University, Ohio):
 1,870,000   7.125%, 10/01/14                                 10/00 at 102            AA         2,025,023
   750,000   6.500%, 10/01/20                                 No Opt. Call            AA           905,408

 2,250,000  State of Ohio (Ohio Higher Educational             4/07 at 102            A2         2,411,978
             Facility Commission), Higher Education
             Facility Revenue Bonds (John Carroll
             University Project), 5.750%, 4/01/19

 4,250,000  University of Cincinnati (Ohio), General           6/07 at 100           AAA         4,396,455
             Receipts Bonds, Series AB, 5.375%, 6/01/20

1,230,000   Youngstown State University, Ohio, General        12/04 at 102           AAA         1,389,076
             Receipts Bonds, 6.000%, 12/15/16
----------------------------------------------------------------------------------------------------------
            Energy - 0.5%

 2,125,000  County of Ashtabula, Ohio, Industrial              5/02 at 102          Baa2         2,284,375
             Development Refunding Revenue Bonds, 1992
             Series A (Ashland Oil, Inc. Project),
             6.900%, 5/01/10

 1,000,000  Ohio Air Quality Development Authority, State      4/01 at 102          Baa1         1,068,580
             of Ohio, Air Quality Development Refunding
             Revenue Bonds, Series 1992 (Ashland Oil, Inc.
             Project), 6.850%, 4/01/10
----------------------------------------------------------------------------------------------------------
            Health Care - 14.9%

 1,250,000  County of Butler, Ohio, Hospital Facilities        1/02 at 102          BBB-         1,350,950
             Revenue Refunding and Improvement Bonds,
             Series 1991 (Fort Hamilton-Hughes Memorial
             Hospital Center), 7.500%, 1/01/10

             City of Cambridge, Ohio, Hospital Revenue
             Refunding Bonds, Series 1991 (Guernsey
             Memorial Hospital Project):

   500,000   8.000%, 12/01/06                                 12/01 at 102           BBB           550,850
 1,000,000   8.000%, 12/01/11                                 12/01 at 102           BBB         1,101,700

 1,500,000  County of Cuyahoga, Ohio, Hospital Improvement     1/06 at 102           AAA         1,584,240
             and Refunding Revenue Bonds, Series 1996A
             (University Hospitals Health System, Inc.
             Project), 5.625%, 1/15/26

 1,000,000  County of Cuyahoga, Ohio, Hospital Improvement     2/07 at 102           AAA         1,063,810
             and Refunding Revenue Bonds, Series 1997
             (The MetroHealth System Project), 5.625%,
             2/15/17

 2,000,000  Cuyahoga County, Ohio, Industrial Development      8/01 at 103           AAA         2,205,060
             Refunding Revenue Bonds, Series 1991
             (University Health Care Center Project),
             7.300%, 8/01/11

Portfolio of Investments (Unaudited)

November 30, 1998

 Principal                                                   Optional Call                          Market
    Amount  Description                                        Provisions*     Ratings**             Value
----------------------------------------------------------------------------------------------------------
            Health Care (continued)

$2,010,000  County of Erie, Ohio, Hospital Improvement and     1/02 at 102             A       $ 2,197,694
             Refunding Revenue Bonds, Series 1992 (Firelands
             Community Hospital Project), 6.750%, 1/01/08

            County of Franklin, Ohio, Hospital Refunding and
             Improvement Revenue Bonds, 1996 Series A (The
             Childrens Hospital Project):
 1,575,000   5.750%, 11/01/15                                 11/06 at 101            Aa         1,679,517
 5,275,000   5.875%, 11/01/25                                 11/06 at 101            Aa         5,656,594

            County of Franklin, Ohio, Hospital Revenue Bonds,
             Holy Cross Health Systems Corporation, Series
             1996:
   965,000   5.800%, 6/01/16                                   6/06 at 102            AA         1,032,849
 2,000,000   5.875%, 6/01/21                                   6/06 at 102            AA         2,173,380

 1,500,000  Franklin County, Ohio, Hospital Revenue            6/00 at 102           AAA         1,612,605
             Refunding Bonds (Holy Cross Health System-
             Mt. Carmel Health), Series 1990-A,
             7.625%, 6/01/09

            City of Garfield Heights, Ohio, Hospital
             Improvement and Refunding Revenue Bonds,
             Series 1992B (Marymount Hospital Project):
 3,000,000   6.650%, 11/15/11                                 11/02 at 102             A         3,292,620
 3,500,000   6.700%, 11/15/15                                 11/02 at 102             A         3,834,285

 3,000,000  County of Hamilton, Ohio, Hospital Facilities      1/03 at 102             A         3,273,870
             Revenue Refunding Bonds, Series 1992A
             (Bethesda Hospital, Inc.), 6.250%, 1/01/12

 1,720,000  Franciscan Sisters of the Poor Health System,      7/02 at 102          Baa1         1,853,696
             Inc., Hamilton County, Ohio, Health System
             Revenue Bonds, Providence Hospital Issue,
             Series 1992, 6.875%, 7/01/15

 7,890,000  County of Lorain, Ohio, Hospital Revenue          11/05 at 102           AAA         8,074,784
             Refunding, Emh Regional Medical Center,
             5.375%, 11/01/21

 2,220,000  County of Lorain, Ohio, Hospital Facilities        9/07 at 102           AAA         2,329,180
             Revenue Bonds, Series 1997B (Catholic
             Healthcare Partners), 5.500%, 9/01/27

 1,000,000  County of Lucas, Ohio, Hospital Improvement        8/00 at 102           AAA         1,068,500
             Revenue Bonds, Series 1990A (St. Vincent
             Medical Center), 6.750%, 8/15/20

 3,000,000  County of Lucas, Ohio, Hospital Improvement        8/02 at 102           AAA         3,309,330
             Revenue Bonds, Series 1992 (St. Vincent Medical
             Center), 6.500%, 8/15/12

   500,000  Mansfield, Hospital Improvement Revenue           12/01 at 102           AAA           547,050
             (Mansfield General Hospital),
             6.700%, 12/01/09

 2,000,000  County of Marion, Ohio, Hospital Refunding and     5/06 at 102          BBB+         2,199,700
             Improvement Revenue Bonds, Series 1996 (The
             Community Hospital), 6.375%, 5/15/11

 1,250,000  Maumee Hospital Facilities Revenue (St. Lukes     12/04 at 102           AAA         1,372,175
             Hospital), 5.800%, 12/01/14

 4,405,000  County of Miami, Ohio, Hospital Facilities         5/06 at 102           BBB         4,711,324
             Revenue Refunding and Improvement Bonds,
             Series 1996A (Upper Valley Medical Center),
             6.250%, 5/15/16

 4,205,000  County of Miami, Ohio, Hospital Facilities         5/06 at 102           BBB         4,497,416
             Revenue Refunding and Improvement Bonds,
             Series 1996C (Upper Valley Medical Center),
             6.250%, 5/15/13

 4,000,000  City of Middleburg Heights, Ohio, Hospital         8/08 at 102           AAA         4,313,120
             Improvement Refunding Revenue Bonds,
             Series 1995 (Southwest General Health
             Center Project), 5.625%, 8/15/15

 2,000,000  City of Middleburg Heights, Ohio, Hospital         8/08 at 102           AAA         2,156,420
             Improvement Refunding Revenue Bonds,
             Series 1995 (Southwest General Health
             Center Project), 5.750%, 8/15/21


11,000,000  County of Montgomery, Ohio, Health System          1/08 at 102          Baa1        11,126,940
             Revenue Bonds, Franciscan Medical Center
             Dayton Campus Issue, Series 1997,
             5.500%, 7/01/18

            County of Montgomery, Ohio, Hospital Facilities
             Revenue Refunding and Improvement Bonds, Series
             1996 (Kettering Medical Center):
 1,500,000   5.625%, 4/01/16                                   4/06 at 102           AAA         1,592,715
 7,000,000   6.250%, 4/01/20                                  No Opt. Call           AAA         8,298,430

 2,500,000  County of Montgomery, Ohio, Sisters of Charity     5/03 at 101           AAA         2,771,750
             Health Care, Series  1992A, 6.250%, 5/15/08

 2,790,000  City of Mount Vernon, Ohio, Hospital           6/99 at 101 1/2           N/R         2,851,603
             Refunding Revenue Bonds, Series 1986A
             (Knox Community Hospital), 7.875%, 6/01/12

 4,000,000 City of Parma, Ohio, Hospital Improvement and      11/08 at 101            A-         4,045,480
             Refunding Revenue Bonds, Series 1998 (The
             Parma Community Hospital Association),
             5.375%, 11/01/29

 Principal                                                    Optional Call                          Market
    Amount   Description                                        Provisions*     Ratings**             Value
-----------------------------------------------------------------------------------------------------------
             Health Care (continued)

$ 1,725,000  County of Shelby, Ohio, Hospital Facilities        9/02 at 102           BBB       $ 1,918,580
              Revenue Refunding and Improvement Bonds,
              Series 1992 (The Shelby County Memorial
              Hospital Association), 7.700%, 9/01/18

  2,750,000  County of Trumbull, Ohio, Hospital Refunding      11/01 at 102           AAA         3,038,310
              and Improvement Revenue Bonds, Series 1991
              (Trumbell Memorial Hospital Project), Series
              1991B, 6.900%, 11/15/12

    750,000  County of Tuscarawas, Ohio, Hospital Facilities   10/03 at 102          Baa2           801,855
              Revenue Bonds, Series 1993A (Union Hospital
              Project), 6.500%, 10/01/21
-----------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 5.1%

  1,600,000  Butler County, Ohio, Multifamily Housing           9/08 at 103           N/R         1,614,992
              Revenue Bonds, Series 1998 (Anthony Wayne
              Apartments Project), 6.500%, 9/01/30
              (Alternative Minimum Tax)

  1,150,000  County of Clark, Ohio, Multifamily Housing        11/08 at 103           N/R         1,153,968
              Revenue Bonds (Church of God Retirement Home),
              Series 1998, 6.250%, 11/01/30 (Alternative
              Minimum Tax)

 16,160,000  County of Franklin, Ohio, Mortgage Revenue        10/07 at 103           Aaa        16,654,496
              Bonds, Series 1997 (GNMA Collateralized -
              Columbus Properties Project), 5.600%, 4/20/39
              (Alternative Minimum Tax)

  6,200,000  Hamilton County, Multifamily Housing Revenue       1/07 at 102           AAA         6,464,988
              Bonds (Huntington Meadows Project), Series 1997,
              5.700%, 1/01/27 (Alternative Minimum Tax)

  2,800,000  Ohio Capital Corporation for Housing, Mortgage    11/02 at 100           AAA         2,843,288
              Revenue Refunding Bonds (FHA Section 8 Assisted
              Project), Series 1997C, 5.700%, 1/01/24

  6,000,000  Ohio Capital Corporation for Housing, Mortgage     1/02 at 100           AAA         6,031,860
              Revenue Refunding Bonds, Series 1998A (FHA
              Insured Mortgage Loans - Section 8 Assisted
              Projects), 5.300%, 1/01/24

             Ohio Capital Corporation for Housing,
             Multifamily Housing Refunding Revenue Bonds,
             Series 1989A:
    310,000   7.500%, 11/01/11                                 11/99 at 103           AAA           323,253
  1,215,000   7.600%, 11/01/23                                 11/99 at 103           AAA         1,266,941
-----------------------------------------------------------------------------------------------------------
             Housing/Single Family - 5.4%

  4,970,000  Ohio Housing Finance Agency, Residential           9/07 at 102           AAA         5,184,207
              Mortgage Revenue Bonds, 1996 Series B-3
              (Mortgage-Backed Securities Program),
              5.750%, 9/01/28 (Alternative Minimum Tax)

  5,435,000  Ohio Housing Finance Agency, Residential           9/07 at 102           AAA         5,669,249
              Mortgage Revenue Bonds, Series 1997C,
              5.750%, 9/01/28 (Alternative Minimum Tax)

  4,005,000  Ohio Housing Finance Agency, Residential           3/08 at 101           AAA         4,140,529
              Mortgage Revenue Bonds, 1997 Series D-1
              (Mortgage-Backed Securities Program),
              5.500%, 3/01/19 (Alternative Minimum Tax)

  1,990,000  Ohio Housing Finance Agency, Residential           9/04 at 102           AAA         2,128,046
              Mortgage Revenue Bonds, Series 1994-A1
              (GNMA Mortgage-Backed Securities Program),
              6.100%, 9/01/14

  5,255,000  Ohio Housing Finance Agency, Residential           9/04 at 102           AAA         5,666,309
              Mortgage Revenue Bonds, Series 1994-B1,
              6.375%, 9/01/14

 12,965,000  Ohio Housing Finance Agency, Residential           9/07 at 102           AAA        13,935,301
              Mortgage Revenue Bonds, Series 1997A,
              6.150%, 3/01/29 (Alternative Minimum Tax)

    495,000  Ohio Housing Finance Agency, Single                3/00 at 102           AAA           515,364
              Family Mortgage Revenue Bonds (GNMA Mortgage-
              Backed Securities Program), 1990 Series A,
              7.400%, 9/01/15

             Ohio Housing Finance Agency, Single Family
              Mortgage Revenue Bonds (GNMA Mortgage-Backed
              Securities Program), 1990 Series D:

    520,000   7.500%, 9/01/13                                   9/00 at 102           AAA           549,593
    260,000   7.050%, 9/01/16                                   9/01 at 102           AAA           275,436
-----------------------------------------------------------------------------------------------------------
             Industrial/Other - 0.4%

  2,860,000  Cleveland-Cuyahoga County Port Authority           5/08 at 102           N/R         2,795,822
              (Ohio), Development Revenue Bonds (Port of
              Cleveland Bond Fund-Jergens, Inc., Project),
              Series 1998A, 5.375%, 5/15/18
              (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------
             Long Term Care - 2.9%

  4,030,000  County of Cuyahoga, Ohio, Health Care              6/00 at 100           N/R         4,283,930
              Facilities Revenue Bonds, Series 1990
              (Altenheim Project), 9.280%, 6/01/15

  2,500,000  Fairlawn, Ohio, Health Care Facilities            10/99 at 102           N/R         2,607,600
              Revenue Bonds, Series 1989 (The Village
              at Saint Edward Project), 8.750%, 10/01/19

Portfolio of Investments (Unaudited)
Nuveen Flagship Ohio Municipal Bond Fund (continued)
November 30, 1998


 Principal                                                   Optional Call                          Market
    Amount  Description                                        Provisions*     Ratings**             Value
----------------------------------------------------------------------------------------------------------
            Long Term Care (continued)

$1,500,000  County of Franklin, Ohio, Health Care              7/03 at 102           N/R        $1,532,370
             Facilities Revenue Bonds, Series 1993 (Ohio
             Presbyterian Retirement Services), 6.500%,
             7/01/23

 3,120,000  County of Franklin, Ohio, Health Care Facilities  11/05 at 102           Aa2         3,336,809
             Revenue Bonds, Series 1995 (Heinzerling
             Foundation), 6.200%, 11/01/20

 1,350,000  County of Franklin, Ohio, Hospital Facilities      7/01 at 103           N/R         1,497,501
             Mortgage Revenue Bonds, 1991 Series A (Ohio
             Presbyterian Retirement Services), 8.750%,
             7/01/21

   660,000  County of Franklin, Hospital Revenue Refunding     8/00 at 102           N/R           686,433
             FHA Insured Mortgage Loan (Worthington
             Christian Village Nursing Home), 7.000%,
             8/01/16

            County of Hamilton, Ohio, Health Care
             Facilities Revenue Bonds, Series 1998A (Twin
             Towers):
 1,000,000   5.125%, 10/01/18                                 10/08 at 101             A           993,770
 1,250,000   5.125%, 10/01/23                                 10/08 at 101             A         1,229,050

            County of Marion, Ohio, Health Care Facilities
             Refunding and Improvement Revenue Bonds,
             Series 1993 (United Church Homes, Inc. Project):
 1,250,000   6.375%, 11/15/10                                 11/03 at 102          BBB-         1,328,863
   750,000   6.300%, 11/15/15                                 11/03 at 102          BBB-           794,490

 2,155,000  City of Napoleon, Ohio, Health Care Facilities     9/04 at 102            Aa         2,387,632
             Mortgage Revenue Refunding Bonds, Series 1994
             (The Lutheran Orphans and Old Folks Home
             Society at Napoleon, Ohio, Inc.-FHA Insured
             Project), 6.875%, 8/01/23
----------------------------------------------------------------------------------------------------------
            Tax Obligation/General -- 16.9%

            Adams County/Ohio Valley School District,
             Counties of Adams and Highland, Ohio,
             School Improvement Unlimited Tax General
             Obligation Bonds Series 1995:
 6,000,000   7.000%, 12/01/15                                 No Opt. Call           AAA         7,607,520
 9,500,000   5.250%, 12/01/21                                 12/05 at 102           AAA         9,694,655

 3,955,000  City of Akron, Ohio, General Obligation Bonds,    12/04 at 102           AAA         4,554,855
             Various Purpose Improvement Bonds, Series
             1994 (Limited Tax), 6.750%, 12/01/14

            Anthony Wayne Local School District, Lucas,
             Wood and Fulton Counties, Ohio, School
             Facilities Construction and Improvement Bonds:
   600,000   0.000%, 12/01/13                                 No Opt. Call           AAA           294,936
 2,850,000   5.750%, 12/01/24                                 12/05 at 101           AAA         3,066,287

 1,000,000  Archbold Area Local School District, General      12/06 at 102           AAA         1,112,810
             Obligation Bonds (Unlimited Tax), Series 1996,
             6.000%, 12/01/21

 1,000,000  Aurora City School District, Ohio, General        12/05 at 102           AAA         1,085,000
             Obligation (Unlimited Tax), School
             Improvement Bonds, Series 1995, 5.800%,
             12/01/16

 2,905,000  Board of Education, Batavia Local School          12/05 at 102           AAA         3,372,008
             District, County of Clermont, Ohio, School
             Improvement Bonds, Series 1995 (Unlimited Tax),
             6.300%, 12/01/22

 1,000,000  Board of Education, Beavercreek Local School
             District, County of Greene, Ohio, School         No Opt. Call           AAA         1,222,760
             Improvement Bonds, Series 1996 (Unlimited
             Tax General Obligation), 6.600%, 12/01/15

 2,500,000  Buckeye Valley Local School District, Ohio,       No Opt. Call           AAA         3,128,250
             General Obligation (Unlimited Tax) Bonds,
             School Improvement Bonds, Series 1995A,
             6.850%, 12/01/15

            Chesapeake-Union Exempt Village School
             District, Ohio, General Obligation Bonds
             Series 1986:

   125,000   8.500%, 12/01/04                                 No Opt. Call           N/R           152,111
   125,000   8.500%, 12/01/05                                 No Opt. Call           N/R           155,131
   125,000   8.500%, 12/01/06                                 No Opt. Call           N/R           157,763
   125,000   8.500%, 12/01/07                                 No Opt. Call           N/R           160,233
   125,000   8.500%, 12/01/08                                 No Opt. Call           N/R           162,504
   130,000   8.500%, 12/01/09                                 No Opt. Call           N/R           170,863

 4,745,000  City of Cleveland, Ohio, Various Purpose          11/04 at 102           AAA         5,508,755
             General Obligation Bonds, Series 1994,
             6.625%, 11/15/14

   550,000  County of Columbiana, Ohio, County Jail           12/04 at 102            AA           639,287
             Facilities Construction Bonds (General
             Obligation-Unlimited Tax), 6.600%, 12/01/17

   Principal                                                                         Optional Call                           Market
      Amount   Description                                                             Provisions*     Ratings**              Value
-----------------------------------------------------------------------------------------------------------------------------------
            Tax Obligation/General (continued)

$1,500,000  City of Columbus, Franklin County, Ohio, General Obligation Refunding      1/02 at 102           Aaa       $  1,643,070
             Bonds, Series 1992B, 6.500%, 1/01/10

            City of Columbus, Franklin County, Ohio, General Obligation Bonds:
   590,000   9.375%, 4/15/06                                                          No Opt. Call           AAA            786,747
   500,000   9.375%, 4/15/07                                                          No Opt. Call           AAA            683,620

 1,000,000  County of Cuyahoga, Ohio, General Obligation Various Purpose              No Opt. Call           AA+          1,074,300
             Refunding Bonds, Series 1993B (Limited Tax Obligation),
             5.250%, 10/01/13

 1,345,000  County of Cuyahoga, Ohio, General Obligation Bonds                        No Opt. Call           AA+          1,489,413
             (Limited Tax Obligation), 5.650%, 5/15/18

   200,000  City of Dayton, Ohio, General Obligation Bonds (Three Issues),            No Opt. Call            A+            212,002
             Limited Tax, 10.500%, 10/01/99

   750,000  City of Defiance, Ohio, Waterworks System Improvement Bonds,              12/04 at 102           AAA            839,063
             Series 1994, 6.200%, 12/01/20

            Delaware City School District, Delaware County, Ohio,
             School Facilities Construction and Improvement Bonds
              (General Obligation-Unlimited Tax):
 1,000,000   0.000%, 12/01/10                                                         No Opt. Call           AAA            586,860
 1,000,000   0.000%, 12/01/11                                                         No Opt. Call           AAA            554,280

 2,010,000  City of Dublin, Ohio, General Obligation Bonds, Various Purpose           12/09 at 101           Aa2          2,105,837
             Refunding and Improvement Bonds, Series 1998A, 5.250%, 12/01/14

   250,000  East Holmes Local School District, Ohio, School Improvement               12/98 at 102           AAA            255,893
             Refunding Bonds, General Obligation-Unlimited Tax, 7.700%, 12/01/08

 1,110,000  City of Fairborn, Ohio, General Obligation Bonds, Utility                 10/02 at 102           AAA          1,249,083
             Improvement Bonds, Series 1991, 7.000%, 10/01/11

 4,040,000  County of Franklin, Ohio, Refunding Bonds, Series 1993                    12/08 at 102           AAA          4,259,534
             (Limited Tax General Obligation Bonds), 5.375%, 12/01/20

 1,575,000  Garaway Local School District, Ohio, School Improvement Bonds,            12/00 at 102           AAA          1,706,040
             Series 1990 (General Obligation-Unlimited Tax Bonds),
             7.200%, 12/01/14

   620,000  County of Geauga, Ohio, General Obligation (Limited Tax), Sewer           No Opt. Call           Aa2            759,494
             District Improvement Bonds (Bainbridge Water Project),
             6.850%, 12/01/10

 1,000,000  Grandview Heights City School District, Franklin County, Ohio,            12/05 at 101            AA          1,096,520
             School Facilities Construction and Improvement Bonds (General
             Obligation-Unlimited Tax), 6.100%, 12/01/19

 1,000,000  Highland Local School District, Morrow and Delaware Counties,             12/07 at 102           AAA          1,096,050
             Ohio, School Facilities Construction and Improvement Bonds
             (General Obligation-Unlimited Tax), 5.875%, 12/01/19

 1,000,000  Huron County, Ohio, Correctional Facility Bonds (Limited Tax              12/07 at 102           AAA          1,106,380
             General Obligation), 5.850%, 12/01/16

 1,000,000  Indian Valley Local School District, Ohio, General Obligation             12/05 at 102           AAA          1,080,660
             (Unlimited Tax), School Improvement Bonds, Series 1995, 5.750%,
             12/01/19

 1,200,000  County of Jefferson, Ohio, Human Services Building Construction           12/01 at 102           AAA          1,325,352
             Bonds, Series 1991 (General Obligation-Limited Tax), 6.625%, 12/01/14

 1,885,000  City of Kent, Ohio, General Obligation (Limited Tax) Sewer System         12/02 at 102           Aa3          2,096,723
             Improvement Refunding Bonds, Series 1992, 6.500%, 12/01/10

 1,070,000  Kettering Ohio, Series 1991, Limited Tax Issue, 6.650%, 12/01/12          12/01 at 102           Aa3          1,173,116

 1,000,000  Kettering City School District (Ohio), General Obligation                 12/05 at 101           AAA          1,018,630
             Bonds-Unlimited Tax, 5.250%, 12/01/22

   500,000  Kings Local School District, General Obligation (Unlimited Tax)-          12/05 at 100           AAA            523,180
             School Improvement Bonds, Series 1995, 5.500%, 12/01/21

   500,000  Kirtland Local School District, Ohio, School Improvement Bonds,           12/99 at 102           N/R            528,530
             Series 1989, General Obligation-Unlimited Tax Bonds, 7.500%, 12/01/09

 1,000,000  Lakeview, Ohio, Local School District General Obligation Bonds,           12/04 at 102           AAA          1,178,520
             6.900%, 12/01/14

 1,440,000  Lakewood, Ohio, Series 1995B, 5.750%, 12/01/15                            12/05 at 102           Aa3          1,546,128


Portfolio of Investments (Unaudited)

November 30, 1998


 Principal                                                   Optional Call                          Market
    Amount  Description                                        Provisions*     Ratings**             Value
----------------------------------------------------------------------------------------------------------
            Tax Obligation/General (continued)

$1,000,000  Lakota Local School District, County of Butler,   12/05 at 100           AAA       $ 1,132,260
             Ohio, School Improvement Unlimited Tax General
             Obligation Bonds, Series 1994, 6.125%, 12/01/17

            Logan County, Ohio, General Obligation Bonds:
   155,000   7.750%, 12/01/02                                 No Opt. Call             A           177,103
   155,000   7.750%, 12/01/03                                 No Opt. Call             A           181,424
   155,000   7.750%, 12/01/04                                 No Opt. Call             A           185,290
   155,000   7.750%, 12/01/05                                 No Opt. Call             A           188,926
   155,000   7.750%, 12/01/06                                 No Opt. Call             A           192,191

 1,000,000  County of Lucas, Ohio, General Obligation         12/02 at 102            A1         1,110,450
            (Limited Tax), Various Purpose Improvement
             Bonds, Series 1992, 6.650%, 12/01/12

 1,000,000  County of Lucas, Ohio, General Obligation         12/05 at 102           AAA         1,049,780
             (Limited Tax), Various Purpose Improvement
             Bonds,  Series 1995-1, 5.400%, 12/01/15

 1,000,000  County of Mahoning, Ohio, General Obligation      12/99 at 102           AAA         1,058,330
             Bonds, Various Purpose Improvement Bonds,
             Series 1989, Limited Tax, 7.200%, 12/01/09

   865,000  Marysville, Ohio, Exempt Village School           No Opt. Call           AAA           365,687
             District, General Obligation Bonds,
             0.000%, 12/01/16

 1,215,000  Mason City School District, Counties of Warren    12/09 at 101           Aa3         1,269,602
             and Butler, Ohio, School Improvement Unlimited
             Tax General Obligation Bonds, Series 1998,
             5.300%, 12/01/17

 2,500,000  North Canton City School District, Ohio, School   12/08 at 101           Aaa         2,514,575
             Improvement Refunding Bonds, Series 1998
             (General Obligation Unlimited Tax),
             5.000%, 12/01/19

 1,000,000  City of North Olmsted, Ohio, General Obligation   12/02 at 102           AAA         1,100,810
             (Limited Tax), Various Purpose Bonds, Series
             1992, 6.250%, 12/15/12

            North Royalton City School District, Ohio, School
            Improvement Bonds, Series 1994:
 2,200,000   6.000%, 12/01/14                                 12/09 at 102           AAA         2,526,458
 2,400,000   6.100%, 12/01/19                                 12/09 at 102           AAA         2,693,880

   600,000  Oak Hills, Ohio, Local School District, General   12/07 at 101           Aa3           641,760
             Obligation Bonds, Series 1997A, 5.700%, 12/01/25

 1,000,000  State of Ohio, Full Faith and Credit, General     No Opt. Call           AA+         1,154,140
             Obligation Infrastructure Improvement Bonds,
             Series 1994, 6.000%, 8/01/10

            Ohio State Infrastructure Improvement:
   750,000   6.200%, 8/01/13                                   8/05 at 102           AA+           858,413
 2,000,000   6.200%, 8/01/14                                   8/05 at 102           AA+         2,289,100

 7,640,000  Ohio State, College Savings Bonds,                No Opt. Call           AAA         3,815,263
             0.000%, 8/01/13

   500,000  Olmsted Falls, Ohio, Local School District,       12/01 at 102           AAA           558,610
             General Obligation Bonds, 7.050%, 12/15/11

 1,750,000  Pickerington Local School District, Fairfield     12/01 at 102            A1         1,916,758
             and Franklin Counties, Ohio, General Obligation
             Bonds (Pickerington Public Library Project-
             Unlimited Tax), 6.750%, 12/01/16

            Pickerington, Ohio, Local School District General
             Obligation Bonds:
   500,000   0.000%, 12/01/11                                 No Opt. Call           AAA           277,140
   500,000   0.000%, 12/01/13                                 No Opt. Call           AAA           245,780

 1,000,000  Revere Local School District, Ohio, School        12/03 at 102           AAA         1,102,200
             Improvement Bonds, Series 1993 (General
             Obligation-Unlimited Tax Bonds),
             6.000%, 12/01/16

 2,340,000  City of Stow, Ohio, Safety Center Construction    12/05 at 102            A1         2,590,825
             Bonds (General Obligation Limited Tax),

             6.200%, 12/01/20

 2,870,000  City of Strongsville, Ohio, Various Purpose       12/06 at 102           Aa3         3,127,468
             Improvement Bonds, Series 1996 (General
             Obligation-Limited Tax), 5.950%, 12/01/21

   540,000  County of Trumbull, Ohio, General Obligation      12/04 at 102           AAA           606,269
             Sewer Bonds, Series 1994, 6.200%, 12/01/14

 1,070,000  County of Trumbull, Ohio, Correctional            No Opt. Call           AAA         1,241,350
             Facilities Bonds, Series 1995 (General
             Obligation Limited Tax), 7.000%, 12/01/04

 1,320,000  Twinsburg, Ohio, City School District, General    12/01 at 102           AAA         1,447,090
             Obligation Bonds, 6.700%, 12/01/11

            Upper Arlington, Ohio, City School District,
            General Obligation Bonds:
 1,830,000   0.000%, 12/01/11                                 No Opt. Call           AAA         1,014,332
 1,870,000   0.000%, 12/01/12                                 No Opt. Call           AAA           977,056

 1,910,000  Vandalia, Ohio, General Obligation Bonds,
             5.850%, 12/01/21                                 12/06 at 101            Aa         2,057,280

   Principal                                                                         Optional Call                           Market
      Amount   Description                                                             Provisions*     Ratings**              Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General (continued)

$    750,000   West Geauga Local School District, Ohio, School Improvement Bonds,     11/04 at 102           AAA         $  831,315
                Series 1994 (General Obligation-Unlimited Tax), 5.950%, 11/01/12

   1,000,000   Woodridge, Ohio, Local School District, General Obligation Bonds,      12/04 at 102           AAA          1,108,810
                6.000%, 12/01/19

   1,425,000   Wooster City School District, Wayne County, Ohio, General Obligation   12/02 at 102           AAA          1,597,083
                Bonds Unlimited Tax), School Building Construction and Improvement,
                6.500%, 12/01/17

     300,000   Youngstown, Ohio, General Obligation Bonds, Limited Tax, Series 1994,  12/04 at 102           AAA            335,631
                6.125%, 12/01/14

-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 6.7%

     500,000   County of Athens, Ohio, Community Mental Health Revenue Bonds, 1991     6/01 at 102           AA-            539,565
                Series I, 6.900%, 6/01/10

   6,000,000   City of Cleveland, Ohio, Certificates of Participation, Series 1997,   11/07 at 102           AAA          6,143,040
                Cleveland Stadium Project, 5.250%, 11/15/27

   5,000,000   County of Hamilton, Ohio, Sales Tax Bonds, Series 1998B, Hamilton       6/08 at 101           AAA          4,981,000
                County Football Project, 5.000%, 12/01/27

   1,500,000   Ohio State Building Authority (Juvenile Correctional Building),         9/04 at 102           AAA          1,710,990
                6.600%, 10/01/14

   1,100,000   Ohio State Department of Transportation, Certificates of                4/02 at 102           AAA          1,200,265
                Participation, Panhandle Rail Line Project, Series 1992A,
                6.500%, 4/15/12

  27,850,000   Puerto Rico Highway and Transportation Authority, Highway Revenue       7/16 at 100             A         30,060,176
                Bonds, Series Y of 1996, 5.500%, 7/01/36

   2,700,000   Puerto Rico Public Buildings Authority, Revenue Refunding Bonds,       No Opt. Call             A          2,929,392
                Series L, Guaranteed by the Commonwealth of Puerto Rico,
                5.500%, 7/01/21

-----------------------------------------------------------------------------------------------------------------------------------
               Technology - 0.2%

   1,000,000   County of Franklin, Ohio, Revenue Bonds, Series 1991 (OCLC Online       7/01 at 100           N/R          1,052,530
                Computer Library Center, Incorporated Project), 7.200%, 7/15/06

-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 4.3%

   9,840,000   City of Cleveland, Ohio, Airport System Revenue Bonds,                  1/08 at 101           AAA          9,752,719
                Series 1997A, 5.125%, 1/01/27 (Alternative Minimum Tax)

   8,500,000   City of Dayton, Ohio, Special Facilities Revenue Refunding Bonds,       2/08 at 102           BBB          8,629,625
                Series 1998A (Emery Air Freight Corporation and Emery Worldwide
                Airlines, Inc.-Guarantors) (Non-AMT), 5.625%, 2/01/18

  11,000,000   State of Ohio, Turnpike Revenue Bonds, 1996 Series A, Issued by the    No Opt. Call           AAA         12,148,950
                Ohio Turnpike Commission, 5.500%, 2/15/26

-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 19.5%

   2,000,000   City of Athens (County of Athens, Ohio), Sanitary Sewer System         12/09 at 100          A***          2,347,300
                Mortgage Revenue Bonds, Series 1989, 7.300%, 12/01/14
                (Pre-refunded to 12/01/09)

   3,000,000   City of Barberton, Ohio, Hospital Facilities Revenue Bonds,             1/02 at 102        N/R***          3,352,470
                Series 1992 (The Barberton Citizens Hospital Company Project),
                7.250%, 1/01/12 (Pre-refunded to 1/01/02)

   2,790,000   City of Bedford, Ohio, Hospital Facilities Refunding Revenue Bonds,     5/00 at 102        N/R***          3,012,363
                Series 1990 (The Community Hospital of Bedford, Inc.),
                8.500%, 5/15/09 (Pre-refunded to 5/15/00)

   1,000,000   Canal Winchester Local School District, Franklin and Fairfield         12/01 at 102           AAA          1,117,440
                Counties, Ohio, General Obligation Bonds (Unlimited Tax),
                For School Facilities Construction and Improvement,
                7.100%, 12/01/13 (Pre-refunded to 12/01/01)

               County of Clermont, Ohio, Hospital Facilities Revenue Bonds,
                Series 1989 A (Mercy Health System, Province of Cincinnati):
   1,085,000    7.500%, 9/01/19 (Pre-refunded to 9/01/01)                              9/01 at 100           AAA          1,193,728
   3,660,000    7.500%, 9/01/19 (Pre-refunded to 9/01/99)                              9/99 at 102           AAA          3,850,320

               County of Clermont, Ohio, Sewer System Revenue Bonds, Series
                1990, Clermont County Sewer District:
   1,000,000    7.250%, 12/01/11 (Pre-refunded to 12/01/00)                           12/00 at 102           AAA          1,092,180
   2,000,000    7.375%, 12/01/20 (Pre-refunded to 12/01/00)                           12/00 at 102           AAA          2,188,940

Portfolio of Investments (Unaudited)

November 30, 1998

 Principal                                                   Optional Call                          Market
    Amount  Description                                        Provisions*     Ratings**             Value
----------------------------------------------------------------------------------------------------------
            U.S. Guaranteed (continued)

$3,700,000  County of Clermont, Ohio, Sewer System Revenue    12/01 at 102           AAA        $4,130,051
             Bonds, Series 1991, Clermont County Sewer
             District, 7.100%, 12/01/21 (Pre-refunded to
             12/01/01)

            City of Cleveland, Ohio, General Obligaton Bonds,
             Series 1988:
 1,010,000   7.500%, 8/01/08 (Pre-refunded to 2/01/03)         2/03 at 100           AAA         1,152,562
 1,010,000   7.500%, 8/01/09 (Pre-refunded to 2/01/03)         2/03 at 100           AAA         1,152,562

   500,000  City of Cleveland, Ohio, Various Purpose General   7/02 at 102           AAA           553,370
             Obligation Bonds, Series 1992, 6.375%, 7/01/12
             (Pre-refunded to 7/01/02)

   790,000  Board of Education of the Cleveland City School   12/01 at 102           Aaa           907,307
             District, Ohio, School Improvement Bonds,
             Series 1991 (General Obligation-Unlimited
             Tax Bonds), 8.250%, 12/01/08 (Pre-refunded
             to 12/01/01)

   920,000  City of Cleveland, Ohio, First Mortgage Revenue    1/02 at 102           AAA         1,011,586
             Refunding Bonds, Series F, 1992-B, 6.500%,
             1/01/11 (Pre-refunded to 1/01/02)

            City of Cleveland, Ohio, Waterworks Improvement
             and Refunding Revenue Bonds, 1st Mortgage
             Series 1996-H:
 2,280,000   5.750%, 1/01/21 (Pre-refunded to 1/01/06)         1/06 at 102           AAA         2,554,672
 5,795,000   5.750%, 1/01/26 (Pre-refunded to 1/01/06)         1/06 at 102           AAA         6,493,124

            County of Cuyahoga, Ohio, Hospital Revenue
             Bonds (Meridia Health System), Series 1995:
   250,000   6.250%, 8/15/14 (Pre-refunded to 8/15/05)         8/05 at 102           AAA           287,505
 5,500,000   6.250%, 8/15/24 (Pre-refunded to 8/15/05)         8/05 at 102           AAA         6,325,110

 1,250,000  Conversion and Remarketing of the County of       10/00 at 103        N/R***         1,370,438
             Cuyahoga, Ohio, Hospital Improvement Revenue
             Bonds (Deaconess Hospital of Cleveland
             Project), Series 1985B, 7.450%, 10/01/18
             (Pre-refunded to 10/01/00)

 1,000,000  County of Cuyahoga, Ohio, Hospital Revenue         1/99 at 102           AAA         1,024,560
             Improvement and Refunding Bonds, Series 1989 A
             (University Hospitals Health System, Inc.
             Project), 6.875%, 1/15/19 (Pre-refunded to
             1/15/99)

 4,000,000  County of Cuyahoga, Ohio, Hospital Facilities      8/99 at 102           Aaa         4,191,240
             Revenue Bonds, Series 1989
             (Fairview General Hospital), 7.375%, 8/01/19
             (Pre-refunded to 8/01/99)

 5,750,000  County of Cuyahoga, Ohio, Hospital Facilities      8/00 at 102           AAA         6,221,558
             Revenue Bonds, Series 1990 (Meridia
             Health System), 7.250%, 8/15/19 (Pre-refunded
             to 8/15/00)

 4,990,000  County of Cuyahoga, Ohio, Distribution System      6/99 at 102        N/R***         5,201,676
             Improvement Revenue Bonds, Series 1989
             (The Medical Center Company Project), 7.800%,
             6/01/09 (Pre-refunded to 6/01/99)

 1,000,000  City of Delphos, Ohio, Sewer System Mortgage       9/00 at 102           AAA         1,083,180
             Revenue Bonds, Series 1990, 7.250%, 9/01/20
             (Pre-refunded to 9/01/00)

 2,600,000  County of Erie, Ohio, Franciscan Services          1/99 at 102        N/R***         2,661,464
             Corporation Revenue Bonds, Series 1989A
             (Providence Hospital, Inc), 7.625%, 1/01/19
             (Pre-refunded to 1/01/99)

 1,500,000  City of Findlay, Ohio, General Obligation Bonds,   8/99 at 102        AA-***         1,570,035
             7.200%, 8/01/11 (Pre-refunded to 8/01/99)

 1,350,000  County of Franklin, Ohio, Hospital Facilities      5/00 at 102           AAA         1,448,010
             Improvement Revenue Bonds, Series 1990A
             (Riverside United Methodist Hospital Project),
             7.250%, 5/15/20 (Pre-refunded to 5/15/00)

 1,000,000  County of Franklin, Ohio, Hospital Facilities      5/00 at 102           AAA         1,077,830
             Refunding and Improvement Revenue Bonds,
             Series 1990B (Riverside United Methodist
             Hospital Project), 7.600%, 5/15/20
             (Pre-refunded to 5/15/00)

 1,000,000  Board of Education, Gahanna-Jefferson City        12/00 at 102        N/R***         1,088,760
             School District, Franklin County, Ohio,
             General Obligation Bonds, Series 1990A,
             7.125%, 12/01/14 (Pre-refunded to 12/01/00)

 1,495,000  County of Hamilton, Ohio, Judson Care Center   8/00 at 101 1/4        AA-***         1,616,708
             Nursing Home and Board and Care Project
             (FHA Insured Mortgage), 7.800%, 8/01/19
             (Pre-refunded to 8/01/00)

 1,000,000  Hudson Local School District, General             12/00 at 102         A1***         1,090,140
             Obligation-Unlimited Tax, 7.100%, 12/15/13
             (Pre-refunded to 12/15/00)

 1,000,000  Board of Education of the Hudson Local            12/00 at 102         A1***         1,090,970
             School District, Ohio, School Facilities
             Improvement Bonds, Series 1991A, 7.100%,
             12/15/14 (Pre-refunded to 12/15/00)

 1,000,000  Kent State University (A State University of       5/02 at 102           AAA         1,106,940
             Ohio), General Receipts Bonds, Series 1992,
             6.500%, 5/01/22

 Principal                                                   Optional Call                          Market
    Amount  Description                                        Provisions*     Ratings**             Value
----------------------------------------------------------------------------------------------------------
            U.S. Guaranteed (continued)

$1,500,000  City of Lorain, Ohio, Hospital Refunding          11/02 at 102            A1       $ 1,722,045
             Revenue Bonds, Series 1992 (Lakeland
             Community Hospital, Inc.), 6.500%, 11/15/12

 1,500,000  County of Lucas, Ohio, Hospital Facilities        12/01 at 102        N/R***         1,712,820
             Revenue Bonds, Series 1991 (Flower Memorial
             Hospital), 8.125%, 12/01/11 (Pre-refunded
             to 12/01/01)

 2,000,000  County of Mahoning, Ohio, Hospital                No Opt. Call            A1         2,028,080
             Improvement and Refunding Revenue Bonds,
             Series 1986 (St. Elizabeth Hospital Medical
             Center Project), 7.375%, 12/01/09

 4,250,000  County of Mahoning, Ohio, Hospital                10/02 at 100           AAA         4,602,113
             Improvement Revenue Bonds, Series 1991 (YHA,
             Inc. Project), Series 1991A, 7.000%,
             10/15/14 (Pre-refunded to 10/15/02)

 1,150,000  County of Marion, Ohio, Health Care               12/99 at 103        N/R***         1,246,359
             Facilities Revenue Bonds, Series 1990
             (United Church Homes, Inc.), 8.875%,
             12/01/12 (Pre-refunded to 12/01/99)

 1,000,000  The Board of Education of the Marysville          12/00 at 102           AAA         1,091,220
             Exempted Village School District, Union
             County, Ohio, School Improvement Bonds,
             General Obligation (Unlimited Tax), 7.200%,
             12/01/10 (Pre-refunded to 12/01/00)

 1,250,000  City of Marysville, Ohio, Water System            12/01 at 101           AAA         1,382,375
             Mortgage Revenue Bonds, Series 1991 7.050%,
             12/01/21 (Pre-refunded to 12/01/01)

 1,850,000  Massillon City School District, Ohio, General     12/00 at 102           AAA         2,018,757
             Obligation-Unlimited Tax Bonds, School
             Improvement Bonds, Series 1990, 7.200%,
             12/01/11 (Pre-refunded to 12/01/00)

 1,000,000  Board of Education of the Mentor Exempted         12/02 at 100           AAA         1,061,260
             Village School District, Ohio, Improvement
             Bonds, Series 1989 (General Obligation
             Bonds), 7.400%, 12/01/11 (Pre-refunded to
             12/01/02)

 3,000,000  City of Middleburg Heights, Ohio, Hospital         8/01 at 102           AAA         3,327,690
             Improvement Revenue Bonds, Series 1991
             (Southwest General Hospital Project),
             7.200%, 8/15/19 (Pre-refunded to 8/15/01)

            Ohio Housing Finance Agency Single Family
             Mortgage Revenue Bonds:
 6,460,000   0.000%, 1/15/15 (Pre-refunded to 1/15/11)     1/11 at 67 1/32           AAA         2,501,054
 5,700,000   0.000%, 1/15/15 (Pre-refunded to 7/15/11)    7/11 at 70 15/32           AAA         2,267,973

    20,000  Ohio Building Authority, State Facilities          4/03 at 100           AAA            23,759
             Refunding Bonds (Frank J. Lausche State
             Office Building), 1982 Series A, 10.125%,
             10/01/06 (Pre-refunded to 4/01/03)

 3,250,000  State of Ohio (Ohio Building Authority),           8/99 at 102           Aaa         3,405,090
             State Correctional Facilities Bonds, 1986
             Series A, 7.350%, 8/01/06 (Pre-refunded to
             8/01/99)

 1,000,000  State of Ohio, Ohio Higher Educational             5/00 at 100           AAA         1,054,980
             Facilities Commission (Ohio Northern
             University Project), 7.300%, 5/15/10
             (Pre-refunded to 5/15/00)

 1,900,000  Ohio State Public Facilities Commission,          11/99 at 102        Aa3***         1,970,395
             Higher Education Facilities Bonds, Series
             1989A, 7.250%, 5/01/04 (Pre-refunded to
             11/01/99)

 4,630,000  Ohio Water Development Authority, State of        No Opt. Call           AAA         5,217,084
             Ohio, Water Development Revenue Bonds, Pure
             Water 1990 Series I, 6.000%, 12/01/16

 1,000,000  Ottawa County, Ohio, Special Assessment            9/01 at 102           AAA         1,107,020
             Portage, Catawba Isle, 7.000%, 9/01/11
             (Pre-refunded to 9/01/01)

 1,000,000  City of Parma, Ohio, Various Purpose General      12/00 at 102          A***         1,099,100
             Obligation Bonds, Series 1990 (Limited Tax
             Obligation), 7.600%, 12/01/11 (Pre-refunded
             to 12/01/00)

 1,600,000  Pickerington, Ohio, Local School District,        12/00 at 102           AAA         1,748,800
             General Obligation Bonds, Series 1990B,
             7.250%, 12/01/13 (Pre-refunded to 12/01/00)

   700,000  Puerto Rico Commonwealth Highway Authority,        7/00 at 102           AAA           760,270
             Highway Revenue, Series Q, 7.750%, 7/01/10
             (Pre-refunded to 7/01/00)

 1,500,000  Puerto Rico Electric Power Authority, Power        7/01 at 102           Aaa         1,655,505
             Revenue Bonds, Series P, 7.000%, 7/01/21
             (Pre-refunded to 7/01/01)

 3,165,000  Reynoldsburg City School District, Ohio,          12/02 at 102           AAA         3,553,029
             General Obligation Bonds, School Building
             Construction and Improvement, 6.550%,
             12/01/17 (Pre-refunded to 12/01/02)

 1,200,000  Ridgemont Local School District, Ohio,            12/02 at 102        N/R***         1,369,896
             General Obligation (Unlimited Tax),
             School Improvement Bonds, Series 1992,
             7.250%, 12/01/14 (Pre-refunded to 12/01/02)

   605,000  Scioto County, Ohio, Human Services Building       8/01 at 101        N/R***           664,611
             Bonds, General Obligation Bonds 7.150%,
             8/01/11 (Pre-refunded to 8/01/01)

Portfolio of Investments (Unaudited)

Nuveen Flagship Ohio Municipal Bond Fund

November 30, 1998



 Principal                                                   Optional Call                          Market
    Amount  Description                                        Provisions*     Ratings**             Value
----------------------------------------------------------------------------------------------------------
            U.S. Guaranteed (continued)

$  750,000  Southwest Local School District, Ohio,            12/99 at 103           AAA        $  805,148
              Hamilton County, General Obligation Bonds,
              7.650%, 12/01/10 (Pre-refunded to 12/01/99)

 1,000,000  Sylvania, Ohio, City School District, General      6/02 at 102           AAA         1,112,220
              Obligation Bonds, 6.600%, 6/01/16
              (Pre-refunded to 6/01/02)
 1,000,000  University of Cincinnati, General Receipts        12/02 at 102         AA***         1,112,590
              Bonds, Series O, 6.300%, 6/01/12 (Pre-refunded
              to 12/01/02)

 4,775,000  County of Warren, Ohio, Hospital Facilities        7/01 at 102        Aa2***         5,273,606
              Improvement and Refunding Revenue Bonds,
              Series 1991 (Otterbein Home Project), 7.200%,
              7/01/11 (Pre-refunded to 7/01/01)

   750,000  County of Warren, Ohio, Waterworks System         12/02 at 102           AAA           843,338
              Revenue Bonds, Series 1992, Warren County
              Water District, 6.600%, 12/01/16 (Pre-
              refunded to 12/01/02)

 1,500,000  City of Warren, Ohio, General Obligation          11/00 at 102       BBB+***         1,647,480
              (Limited Tax), Sewerage System Improvement
              Bonds, Series 1990, 7.750%, 11/01/10 (Pre-
              refunded to 11/01/00)

 1,500,000  Washington County (Marietta Area Health Care       9/02 at 102       Baa1***         1,708,140
              Project), 7.375%, 9/01/12 (Pre-refunded
              to 9/01/02)

 1,500,000  Westerville, Minerva Park and Blendon, Ohio,       9/01 at 102           AAA         1,663,905
              Joint Township Hospital District (St. Anns
              Hospital Project), Series 1991A, 7.100%,
              9/15/21 (Pre-refunded to 9/15/01)
----------------------------------------------------------------------------------------------------------
            Utilities - 11.0%

            City of Cleveland, Ohio, Public Power System
              First Mortgage Revenue Bonds, Series 1994A:
 2,250,000    0.000%, 11/15/12                                No Opt. Call           AAA         1,178,033
 1,535,000    0.000%, 11/15/13                                No Opt. Call           AAA           756,141

10,685,000  City of Cleveland, Ohio, Public Power System      11/01 at 102           AAA        11,781,388
              Improvement, First Mortgage Revenue Bonds,
              Series 1991B, 7.000%, 11/15/17

 1,900,000  Cleveland Public Power System, 7.000%, 11/15/17   11/01 at 102           AAA         2,094,959

 4,900,000  City of Cleveland, Ohio, Public Power System,     11/06 at 102           AAA         4,882,213
              First Mortgage Revenue Refunding Bonds,
              Series 1996, Sub-Series 1, 5.000%, 11/15/24

 7,520,000  Ohio Municipal Electric Generation Agency          2/03 at 102           AAA         7,718,754
              (American Municipal Power-Ohio, Inc.),
              5.375%, 2/15/24

            Ohio Air Quality Development Authority, Revenue
              Bonds, 1985 Series A (Columbus Southern Power
              Company Project):
 1,750,000    6.375%, 12/01/20                                12/02 at 102           AAA         1,919,558
 7,000,000    6.250%, 12/01/20                                 6/03 at 102          Baa1         7,344,890

   750,000  Ohio Air Quality Development Authority,            7/99 at 102          Baa3           776,310
              Pollution Control Revenue Refunding Bonds,
              1989 Series B (Ohio Edison Company Project),
              7.625%, 7/01/23

 5,900,000  Ohio Air Quality Development Authority, Air        8/99 at 102          Baa1         6,101,485
              Quality Development Revenue Refunding Bonds
              (Ohio Power Company Project), Series B, 7.400%,
              8/01/09

 2,000,000  Ohio Air Quality Development Authority, Pollution  3/00 at 102           AAA         2,125,640
              Control Revenue Refunding Bonds, 1990 Series A
              (Ohio Edison Company Project), 7.450%, 3/01/16

15,000,000  Ohio Air Quality Development Authority, Air        9/05 at 102            A+        16,185,300
              Quality Development Revenue Refunding Bonds,
              1995 Series (The Dayton Power and Light
              Company Project), 6.100%, 9/01/30

 6,000,000  Ohio Air Quality Development Authority, Air        4/07 at 102           AAA         6,272,280
              Quality Development Revenue Bonds (JMG
              Funding, Limited Partnership Project) Series
              1997, 5.625%, 1/01/23 (Alternative Minimum
              Tax)

   500,000  Ohio Water Development Authority,                  8/02 at 102           AA-           538,590
              Collateralized Water Development
              Revenue Refunding Bonds, 1992 Series A
              (The Dayton Power and Light Company Project),
              6.400%, 8/15/27

 7,050,000  Ohio Water Development Authority, Pollution        7/99 at 102          Baa3         7,292,732
              Control Revenue (Ohio Edison Company),
              7.625%, 7/01/23

 1,545,000  Puerto Rico Electric Power Authority, Power       No Opt. Call          BBB+           623,763
              Revenue Bonds, Series O, 0.000%, 7/01/17

 Principal                                                    Optional Call                         Market
    Amount  Description                                         Provisions*    Ratings**             Value
----------------------------------------------------------------------------------------------------------
            Water and Sewer - 5.2%

            City of Bellefontaine, Sewer System, First
             Mortgage Revenue Refunding and Improvement
             Bonds (Bank Qualified):
$1,000,000    6.800%, 12/01/07                                 12/02 at 101         Baa1      $  1,080,130
 1,000,000    6.900%, 12/01/11                                 12/02 at 101         Baa1         1,084,490

 3,000,000  County of Butler, Ohio, Sewer System Revenue      12/06 at 101           AAA         3,068,010
             Bonds, Series 1996, 5.250%, 12/01/21

13,000,000  City of Cleveland, Ohio, Waterworks               No Opt. Call           AAA        14,183,520
             Improvement, First Mortgage Refunding
             Revenue Bonds, Series G, 1993,
             5.500%, 1/01/21

 5,000,000  City of Cleveland, Ohio, Waterworks Improvement    1/08 at 101           AAA         4,995,950
             and Refunding Revenue Bonds, Series I, 1998,
             5.000%, 1/01/28

            City of Cleveland, Ohio, Waterworks Improvement
             and Refunding Revenue Bonds, First Mortgage
             Series 1996-H:
    40,000   5.750%, 1/01/21                                   1/06 at 102           AAA            43,174
    55,000   5.750%, 1/01/26                                   1/06 at 102           AAA            59,216

    80,000  City of Cleveland, Ohio, Waterworks Revenue        1/02 at 102           AAA            87,078
             Refunding Bonds, First Mortgage Series F,
             1992-B, 6.500%, 1/01/11

 1,600,000  County of Greene, Ohio, Water System Revenue      12/07 at 102           AAA         1,798,830
             Bonds, Series 1996, 6.125%, 12/01/21

 2,200,000  City of Greenville, Ohio (Darke County),          12/02 at 102           AAA         2,432,650
             Wastewater System, First Mortgage Revenue
             Bonds, Series 1992 (Governmental Enterprise
             Revenue Bonds), 6.350%, 12/01/17

 1,000,000  City of Hamilton, Ohio, Water System Mortgage     10/01 at 102           AAA         1,085,610
             Revenue Bonds, 1991 Series A, 6.400%, 10/15/10

   795,000  City of Huber Heights, Ohio, Water System         No Opt. Call           AAA           279,472
             Revenue Bonds, Series 1995, 0.000%, 12/01/19

 1,000,000  County of Montgomery, Ohio, Water Revenue Bonds,  11/02 at 102           AAA         1,101,207
             Greater Moraine Beavercreek Sewer District,
             Series 1992, 6.250%, 11/15/17

 1,000,000  Mount Gilead, Ohio, Water System Revenue, First   12/02 at 102           N/R         1,078,868
             Mortgage Bonds, 7.200%, 12/01/17

 1,000,000  Ohio Water Development Authority, State of Ohio,   6/05 at 102           AAA         1,087,638
             Water Development Revenue Bonds, 1995 Fresh
             Water Series, 5.900%, 12/01/21

 2,000,000  Ohio Water Development Authority, State of Ohio,   6/08 at 101           AAA         2,008,618
             Water Development Revenue Bonds, Fresh Water
             Series 1998, 5.125%, 12/01/23

   750,000  Toledo, Ohio, Sewer System Revenue Mortgage       11/04 at 102           AAA           848,675
             Bonds, 6.350%, 11/15/17

   500,000  Toledo, Ohio, Waterworks Revenue Refunding        11/04 at 102           AAA           568,398
             Mortgage Bonds, 6.450%, 11/15/24
----------------------------------------------------------------------------------------------------------
$661,410,000 Total Investments - (cost $630,502,682) - 97.7%                                   690,345,315
=============---------------------------------------------------------------------------------------------
            Temporary Investments in Short-Term Municipal Securities - 1.0%

 5,500,000  County of Cuyahoga, Ohio, Hospital Revenue Bonds (The Cleveland       VMIG-1         5,500,000
             Clinic Foundation), Series 1997D, Variable Rate Demand Bonds,
             3.300%, 1/01/26+

 1,300,000  Ohio Air Quality Development Authority, State of Ohio, Air            VMIG-1         1,300,000
             Quality Development Revenue Refunding Bonds
             (The Cincinnati Gas and Electric Company Project),
             1995 Series A, Variable Rate Demand Bonds, 3.250%, 9/01/30+
----------------------------------------------------------------------------------------------------------
$6,800,000  Total Temporary Investments - 1.0%                                                   6,800,000
============----------------------------------------------------------------------------------------------
            Other Assets Less Liabilities - 1.3%                                                 9,795,026
            ----------------------------------------------------------------------------------------------
            Net Assets - 100%                                                                 $706,940,341
            ==============================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**  Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S.
    government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified marked index.

                 See accompanying notes to financial statements.

Statement of Net Assets (Unaudited)

November 30,1998

                                                                        Kentucky  Kentucky Limited      Michigan          Ohio
------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)       $498,596,440       $10,871,470  $348,556,233  $690,345,315
Temporary investments in short-term municipal securities,
  at amortized cost, which approximates market value (note 1)                 --                --            --     6,800,000
Cash                                                                     862,106           121,498            --            --
Receivables:
  Interest                                                             7,137,471           160,021     5,383,364    12,932,218
  Investments sold                                                            --                --     1,985,000     1,469,863
  Shares sold                                                            683,708             8,473       160,722       786,710
Other assets                                                             188,893            22,544       185,500       272,986
------------------------------------------------------------------------------------------------------------------------------
  Total assets                                                       507,468,618        11,184,006   356,270,819   712,607,092
------------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                --                --     2,888,315     2,857,663
Payables:
  Investments purchased                                                       --                --       987,010            --
  Shares redeemed                                                        698,286                 6       112,158       946,593
Accrued expenses:
  Management fees (note 6)                                               220,836             1,760       154,847       304,741
  12b-1 distribution and service fees (notes 1 and 6)                    100,501             2,682        78,200       115,946
  Other                                                                   92,415            13,699        24,470       165,041
Dividends payable                                                      1,001,333            12,909       409,428     1,276,767
------------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                    2,113,371            31,056     4,654,428     5,666,751
------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                 $505,355,247       $11,152,950  $351,616,391  $706,940,341
==============================================================================================================================
Class A Shares (note 1)
Net assets                                                          $466,860,435       $ 8,147,214  $269,790,676  $482,218,847
Shares outstanding                                                    40,739,829           799,642    22,141,318    40,728,929
Net asset value and redemption price per share                      $      11.46            $10.19        $12.18        $11.84
Offering price per share (net asset value per share plus maximum sales charge of 4.20%, 2.50%, 4.20% and 4.20%, respectively,
  of offering price)                                                $      11.96            $10.45        $12.71        $12.36
==============================================================================================================================
Class B Shares (note 1)
Net assets                                                          $  6,554,245               N/A  $  6,057,441  $ 10,654,970
Shares outstanding                                                       571,833               N/A       496,660       900,492
Net asset value, offering and redemption price per share            $      11.46               N/A        $12.20        $11.83
==============================================================================================================================
Class C Shares (note 1)
Net assets                                                           $31,145,672        $2,987,159   $48,414,979  $ 48,820,003
Shares outstanding                                                     2,720,086           293,307     3,979,336     4,126,526
Net asset value, offering and redemption price per share             $     11.45        $    10.18   $     12.17  $      11.83
==============================================================================================================================
Class R Shares (note 1)
Net assets                                                           $   794,895        $   18,577   $27,353,295  $165,246,521
Shares outstanding                                                        69,511             1,827     2,245,528    13,958,412
Net asset value, offering and redemption price per share             $     11.44        $    10.17   $     12.18  $      11.84
==============================================================================================================================

N/A -- Kentucky Limited is not authorized to issue Class B Shares.

                 See accompanying notes to financial statements.

Statement of Operations (Unaudited)
Six Months Ended November 30, 1998

                                                                           Kentucky   Kentucky Limited      Michigan         Ohio
---------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                              $14,220,259           $276,554   $10,031,519  $20,262,270
---------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                  1,324,915             25,132       934,196    1,845,357
12b-1 service fees--Class A (notes 1 and 6)                                 459,785              8,411       267,346      478,714
12b-1 distribution and service fees--Class B (notes 1 and 6)                 26,695                N/A        24,929       41,369
12b-1 distribution and service fees--Class C (notes 1 and 6)                111,322              7,541       176,369      179,076
Shareholders' servicing agent fees and expenses                             133,793             15,898        66,925      213,262
Custodian's fees and expenses                                                51,341              6,365        40,548       72,146
Trustees' fees and expenses (note 6)                                          3,273              1,250         1,461        6,320
Professional fees                                                            28,197              4,778        10,787       11,626
Shareholders' reports--printing and mailing expenses                         40,558              3,397        39,768       62,314
Federal and state registration fees                                           3,024              1,670        12,464       47,218
Other expenses                                                               15,157                224        12,877       20,820
---------------------------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                               2,198,060             74,666     1,587,670    2,978,222
  Expense reimbursement (note 6)                                               (946)           (21,388)           --           --
---------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                              2,197,114             53,278     1,587,670    2,978,222
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                    12,023,145            223,276     8,443,849   17,284,048
---------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)              529,074                 22       707,767      618,529
Net change in unrealized appreciation or depreciation of investments      2,498,653             76,785     2,467,106    5,560,995
---------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                 3,027,727             76,807     3,174,873    6,179,524
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                              $15,050,872           $300,083   $11,618,722  $23,463,572
=================================================================================================================================

N/A--Kentucky Limited is not authorized to issue Class B Shares.


                 See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited)



                                                                             Kentucky                       Kentucky Limited
                                                                  -------------------------------   --------------------------------
                                                                  Six Months Ended     Year Ended   Six Months Ended      Year Ended
                                                                          11/30/98        5/31/98           11/30/98         5/31/98
------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                 $ 12,023,145   $ 24,365,910        $   223,276    $   503,516
Net realized gain from investment
  transactions (notes 1 and 4)                                             529,074      2,172,160                 22         32,390
Net change in unrealized appreciation or
  depreciation of investments                                            2,498,653     14,097,294             76,785        204,860
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                              15,050,872     40,635,364            300,083        740,766
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                              (11,348,062)   (22,954,811)          (175,582)      (409,988)
  Class B                                                                 (116,543)      (102,552)               N/A            N/A
  Class C                                                                 (654,899)    (1,254,173)           (51,826)       (94,041)
  Class R                                                                  (18,175)       (32,294)              (369)          (590)
From accumulated net realized gains from investment
  transactions:
  Class A                                                                       --     (1,984,678)                --             --
  Class B                                                                       --        (10,705)               N/A            N/A
  Class C                                                                       --       (120,396)                --             --
  Class R                                                                       --         (2,930)                --             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders              (12,137,679)   (26,462,539)          (227,777)      (504,619)
------------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                        31,533,618     47,501,865            909,884      3,676,589
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                                   6,148,078     15,618,317            103,616        312,624
------------------------------------------------------------------------------------------------------------------------------------
                                                                        37,681,696     63,120,182          1,013,500      3,989,213
------------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                (20,156,681)   (48,645,223)        (1,353,493)    (3,818,637)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
  transactions                                                          17,525,015     14,474,959           (339,993)       170,576
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                   20,438,208     28,647,784           (267,687)       406,723
Net assets at the beginning of period                                  484,917,039    456,269,255         11,420,637     11,013,914
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                       $505,355,247   $484,917,039        $11,152,950    $11,420,637
====================================================================================================================================
Balance of undistributed (over-distributed) net investment
  income at end of period                                             $    (89,519)  $     25,015        $    (3,515)   $       986
====================================================================================================================================


N/A--Kentucky Limited is not authorized to issue Class B Shares.

                 See accompanying notes to financial statements.

                                                                       Michigan                               Ohio
                                                         ------------------------------------   -----------------------------------
                                                         Six Months Ended          Year Ended   Six Months Ended         Year Ended
                                                                 11/30/98             5/31/98           11/30/98            5/31/98
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                         $ 8,443,849        $ 16,864,427       $ 17,284,048       $ 35,243,212
Net realized gain from investment
  transactions (notes 1 and 4)                                    707,767           1,595,690            618,529          4,967,956
Net change in unrealized appreciation or
  depreciation of investments                                   2,467,106          10,225,980          5,560,995         16,619,119
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                     11,618,722          28,686,097         23,463,572         56,830,287
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                      (6,590,187)        (13,344,536)       (11,831,218)       (24,388,584)
  Class B                                                        (108,941)            (63,731)          (181,379)          (182,260)
  Class C                                                      (1,033,844)         (1,982,594)        (1,059,467)        (2,008,254)
  Class R                                                        (700,582)         (1,409,716)        (4,206,068)        (8,687,614)
From accumulated net realized gains from investment
  transactions:
  Class A                                                              --            (597,076)                --         (1,996,392)
  Class B                                                              --              (3,361)                --            (16,956)
  Class C                                                              --            (101,904)                --           (178,327)
  Class R                                                              --             (61,084)                --           (681,846)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to
  shareholders                                                 (8,433,554)        (17,564,002)       (17,278,132)       (38,140,233)
-----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                               23,229,066          28,641,868         38,977,895         63,755,865
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                          2,988,780          10,647,679          8,155,791         24,926,989
-----------------------------------------------------------------------------------------------------------------------------------
                                                               26,217,846          39,289,547         47,133,686         88,682,854
-----------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                       (17,851,213)        (37,642,403)       (35,876,914)       (83,801,938)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share
  transactions                                                  8,366,633           1,647,144         11,256,772          4,880,916
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                     11,551,801          12,769,239         17,442,212         23,570,970
Net assets at the beginning of period                         340,064,590         327,295,351        689,498,129        665,927,159
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                              $351,616,391        $340,064,590       $706,940,341       $689,498,129
===================================================================================================================================
Balance of undistributed net investment income
  at end of period                                           $    106,940        $     96,645       $     42,229       $     36,313
===================================================================================================================================


                 See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust IV (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Kentucky Municipal Bond Fund ("Kentucky"), the Nuveen Flagship Kentucky Limited Term Municipal Bond Fund ("Kentucky Limited"), the Nuveen Flagship Michigan Municipal Bond Fund ("Michigan") and the Nuveen Flagship Ohio Municipal Bond Fund ("Ohio") (collectively the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The Board of Trustees has determined that it is in the best interests of Kentucky Limited to be reorganized and combined with Kentucky. The reorganization is subject to the approval of the shareholders of Kentucky Limited at the shareholder meeting scheduled for April, 1999.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 1998, Michigan had an outstanding when-issued purchase commitment of $987,010. There were no such outstanding purchase commitments in any of the other funds.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

Each Fund offers Class A, C and R Shares. Kentucky, Michigan and Ohio also offer Class B Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended November 30, 1998.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                Kentucky                                           Kentucky Limited
                           --------------------------------------------------    ---------------------------------------------------
                           Six Months Ended 11/30/98   Year Ended 5/31/98        Six Months Ended 11/30/98    Year Ended 5/31/98
                           --------------------------------------------------    ---------------------------------------------------
                           Shares         Amount       Shares        Amount       Shares         Amount       Shares        Amount
------------------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                  2,154,111   $ 24,621,064    3,217,301   $ 36,434,351       26,491    $  269,099      286,922  $ 2,892,341
 Class B                    196,943      2,248,423      323,485      3,657,888          N/A           N/A          N/A          N/A
 Class C                    398,498      4,552,006      639,620      7,226,085       62,847       638,286       76,327      769,248
 Class R                      9,832        112,125       16,255        183,541          245         2,499        1,495       15,000

Shares issued to
 shareholders due to
 reinvestment of
 distributions:
 Class A                    498,292      5,701,045    1,281,834     14,485,026        5,521        56,064       23,560      236,867
 Class B                      4,675         53,531        4,212         47,833          N/A           N/A          N/A          N/A
 Class C                     34,149        390,252       94,246      1,063,652        4,654        47,200        7,475       75,229
 Class R                        283          3,250        1,937         21,806           35           352           52          528
------------------------------------------------------------------------------------------------------------------------------------
                          3,296,783     37,681,696    5,578,890     63,120,182       99,793     1,013,500      395,831    3,989,213
------------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                 (1,532,417)   (17,504,249)  (3,866,440)   (43,715,326)    (120,551)   (1,221,426)    (316,310)  (3,201,570)
 Class B                     (4,842)       (55,420)      (1,809)       (20,440)         N/A           N/A          N/A          N/A
 Class C                   (227,522)    (2,596,906)    (434,290)    (4,909,457)     (13,035)     (131,963)     (61,079)    (617,067)
 Class R                         (9)          (106)          --             --          (10)         (104)          --          --
------------------------------------------------------------------------------------------------------------------------------------
                         (1,764,790)   (20,156,681)  (4,302,539)   (48,645,223)    (133,596)   (1,353,493)    (377,389)  (3,818,637)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)   1,531,993   $ 17,525,015    1,276,351   $ 14,474,959      (33,803)  $  (339,993)      18,442   $  170,576
====================================================================================================================================
N/A - Kentucky Limited is not authorized to issue Class B Shares.


                                                Michigan                                                Ohio
                           --------------------------------------------------    --------------------------------------------------
                           Six Months Ended 11/30/98   Year Ended 5/31/98        Six Months Ended 11/30/98    Year Ended 5/31/98
                           --------------------------------------------------    --------------------------------------------------
                           Shares         Amount       Shares        Amount       Shares         Amount       Shares        Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                  1,243,068   $ 15,074,575    1,390,245   $ 16,660,336    2,260,899  $ 26,641,983    3,219,388 $ 37,568,749
 Class B                    190,340      2,312,184      287,386      3,449,240      267,834     3,158,285      516,543    6,021,505
 Class C                    410,801      4,972,911      589,706      7,052,332      396,096     4,669,443      995,368   11,636,371
 Class R                     72,508        869,396      123,751      1,479,960      383,014     4,508,184      730,018    8,529,240

Shares issued to
 shareholders due to
 reinvestment of
 distributions:
 Class A                    176,834      2,144,540      678,487      8,087,898      407,200     4,800,687    1,424,465   16,558,328
 Class B                      3,578         43,483        2,834         34,056        7,108        83,807        9,946      116,135
 Class C                     27,717        335,737      127,033      1,512,300       32,878       387,188      139,502    1,619,985
 Class R                     38,302        465,020       84,732      1,013,425      244,539     2,884,109      569,608    6,632,541
-----------------------------------------------------------------------------------------------------------------------------------
                          2,163,148     26,217,846    3,284,174     39,289,547    3,999,568    47,133,686    7,604,838   88,682,854
-----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                 (1,115,170)   (13,520,672)  (2,418,756)   (28,925,631)  (2,229,600)  (26,304,956)  (4,938,984) (57,591,525)
 Class B                    (14,881)      (180,734)      (5,100)       (61,520)      (7,132)      (83,809)     (38,316)    (446,171)
 Class C                   (249,090)    (3,006,501)    (498,829)    (5,971,586)    (312,607)   (3,679,831)    (692,246)  (8,051,008)
 Class R                    (93,795)    (1,143,306)    (224,782)    (2,683,666)    (493,630)   (5,808,318)  (1,520,403) (17,713,234)
-----------------------------------------------------------------------------------------------------------------------------------
                         (1,472,936)   (17,851,213)  (3,147,467)   (37,642,403)  (3,042,969)  (35,876,914)  (7,189,949) (83,801,938)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase                690,212   $  8,366,633      136,707   $  1,647,144      956,599  $ 11,256,772      414,889 $  4,880,916
===================================================================================================================================

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 21, 1998, to shareholders of record on December 9, 1998, as follows:

                                          Kentucky
                              Kentucky    Limited     Michigan        Ohio
--------------------------------------------------------------------------------
Dividend per share:
  Class A                       $.0465    $.0350     $.0500        $.0480
  Class B                        .0395       N/A      .0425         .0410
  Class C                        .0415     .0320      .0445         .0430
  Class R                        .0485     .0370      .0520         .0500
================================================================================
N/A - Kentucky Limited is not authorized to issue Class B Shares.

The following Funds also declared taxable distributions, which includes capital gains and/or market discount, which were paid on December 7, 1998, to shareholders of record on December 2, 1998, as follows:

                       Kentucky  Michigan   Ohio
-------------------------------------------------
Taxable distributions
  per share:            $.0237    $.0565   $.0447
=================================================

4. Securities Transactions

Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the six months ended November 30, 1998, were as follows:

                                          Kentucky
                              Kentucky    Limited     Michigan        Ohio
--------------------------------------------------------------------------------
Purchases:
  Investments in municipal
   securities                $40,399,667  $     --   $27,054,181   $32,900,914
  Temporary municipal
   investments                22,550,000   650,000    12,300,000    32,400,000
Sales:
  Investments in municipal
   securities                 22,892,065   265,000    22,457,448    30,815,013
  Temporary municipal
   investments                24,550,000   650,000    12,300,000    25,600,000
================================================================================

At November 30, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At May 31, 1998, the Funds' last fiscal year end, Kentucky Limited had unused capital loss carryforwards of $70,735 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $135 of the carryforward will expire in the year 2004 and $70,600 of the carryforward will expire in the year 2005.

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments at November 30, 1998, were as follows:

                                          Kentucky
                              Kentucky    Limited     Michigan        Ohio
--------------------------------------------------------------------------------
Gross unrealized:
  appreciation               $40,444,093  $402,845   $32,877,510   $59,849,151
  depreciation                        --    (4,997)      (32,262)       (6,518)
--------------------------------------------------------------------------------
Net unrealized appreciation  $40,444,093  $397,848   $32,845,248   $59,842,633
================================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

                                                      Kentucky, Michigan & Ohio
 Average Daily Net Asset Value                                   Management Fee
-------------------------------------------------------------------------------
For the first $125 million                                           .5500 of 1%
For the next $125 million                                            .5375 of 1
For the next $250 million                                            .5250 of 1
For the next $500 million                                            .5125 of 1
For the next $1 billion                                              .5000 of 1
For net assets over $2 billion                                       .4750 of 1
===============================================================================

                                                               Kentucky Limited
Average Daily Net Asset Value                                    Management Fee
-------------------------------------------------------------------------------
For the first $125 million                                           .4500 of 1%
For the next $125 million                                            .4375 of 1
For the next $250 million                                            .4250 of 1
For the next $500 million                                            .4125 of 1
For the next $1 billion                                              .4000 of 1
For net assets over $2 billion                                       .3750 of 1
===============================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended November 30, 1998, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended November 30, 1998, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                         Kentucky
                              Kentucky    Limited   Michigan       Ohio
-----------------------------------------------------------------------
Commission advances           $207,531     $5,975   $179,242   $233,334
=======================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares, except for Kentucky Limited, during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, except for Kentucky Limited, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. Kentucky Limited is not authorized to issue Class B Shares. During the six months ended November 30, 1998, the Distributor retained such 12b-1 fees as follows:

                                                                                        Kentucky
                                                                         Kentucky        Limited         Michigan            Ohio
------------------------------------------------------------------------------------------------------------------------------------
12b-1 fees retained                                                $       59,709   $      1,849   $       64,040   $       91,526
====================================================================================================================================

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended November 30, 1998, as follows:

                                                                                        Kentucky
                                                                         Kentucky        Limited         Michigan             Ohio
------------------------------------------------------------------------------------------------------------------------------------
CDSC retained                                                      $        5,374   $        178   $        6,630   $       12,085
====================================================================================================================================

7.  Composition of Net Assets
At November 30, 1998, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                                        Kentucky
                                                                         Kentucky        Limited         Michigan            Ohio
------------------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                    $  463,802,902   $ 10,829,422   $  317,462,479   $  644,429,855

Balance of undistributed (over-distributed) net investment income         (89,519)        (3,515)         106,940           42,229

Accumulated net realized gain (loss) from investment transactions       1,197,771        (70,805)       1,201,724        2,625,624

Net unrealized appreciation of investments                             40,444,093        397,848       32,845,248       59,842,633
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                          $ 505,355,247   $ 11,152,950   $  351,616,391   $  706,940,341
====================================================================================================================================

                                                                       EXHIBIT A
                                                                       ---------
                        Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)             Investment Operations              Less Distributions
                              ---------------------------------   ---------------------------
                                                   Net
                                             Realized/                Net                        Ending
                  Beginning          Net    Unrealized            Invest-                           Net
Year Ended        Net Asset   Investment    Investment               ment    Capital              Asset         Total
May 31,               Value   Income (a)   Gain (Loss)    Total    Income       Gain    Total     Value    Return (b)
---------------------------------------------------------------------------------------------------------------------
KENTUCKY**
Class A (5/87)
  1999 (d)           $11.39         $.28         $ .07    $ .35    $(.28)     $ --     $(.28)    $11.46          3.13%
  1998                11.05          .59           .38      .97     (.58)     (.05)     (.63)     11.39          9.00
  1997                10.82          .60           .24      .84     (.60)     (.01)     (.61)     11.05          7.87
  1996                10.99          .61          (.17)     .44     (.61)       --      (.61)     10.82          4.04
  1995                10.65          .61           .35      .96     (.62)       --      (.62)     10.99          9.42
  1994                11.06          .62          (.40)     .22     (.63)       --      (.63)     10.65          1.90
Class B (2/97)
  1999 (d)            11.39          .24           .07      .31     (.24)       --      (.24)     11.46          2.75
  1998                11.06          .50           .38      .88     (.50)     (.05)     (.55)     11.39          8.10
  1997 (c)            11.07          .17          (.01)     .16     (.17)       --      (.17)     11.06          1.47
Class C (10/93)
  1999 (d)            11.38          .25           .07      .32     (.25)       --      (.25)     11.45          2.86
  1998                11.04          .52           .39      .91     (.52)     (.05)     (.57)     11.38          8.43
  1997                10.81          .54           .24      .78     (.54)     (.01)     (.55)     11.04          7.29
  1996                10.99          .54          (.17)     .37     (.55)       --      (.55)     10.81          3.38
  1995                10.65          .55           .35      .90     (.56)       --      (.56)     10.99          8.82
  1994 (c)            11.46          .36          (.81)    (.45)    (.36)       --      (.36)     10.65         (5.88)*
Class R (2/97)
  1999 (d)            11.37          .29           .08      .37     (.30)       --      (.30)     11.44          3.24
  1998                11.03          .61           .39     1.00     (.61)     (.05)     (.66)     11.37          9.25
  1997 (c)            11.08          .20          (.04)     .16     (.21)       --      (.21)     11.03          1.42
---------------------------------------------------------------------------------------------------------------------
KENTUCKY LIMITED***
Class A (9/95)
  1999 (d)           $10.12         $.21         $ .07    $ .28    $(.21)    $  --     $(.21)    $10.19          2.80%
  1998                 9.92          .44           .20      .64     (.44)       --      (.44)     10.12          6.53
  1997                 9.79          .45           .12      .57     (.44)       --      (.44)      9.92          5.96
  1996 (c)             9.75          .31           .04      .35     (.31)       --      (.31)      9.79          5.45*
Class C (9/95)
  1999 (d)            10.12          .19           .06      .25     (.19)       --      (.19)     10.18          2.52
  1998                 9.92          .40           .20      .60     (.40)       --      (.40)     10.12          6.17
  1997                 9.79          .41           .13      .54     (.41)       --      (.41)      9.92          5.64
  1996 (c)             9.75          .29           .04      .33     (.29)       --      (.29)      9.79          5.12*
Class R (2/97)
  1999 (d)            10.10          .22           .07      .29     (.22)       --      (.22)     10.17          2.93
  1998                 9.92          .46           .18      .64     (.46)       --      (.46)     10.10          6.58
  1997 (c)             9.98          .15          (.10)     .05     (.11)       --      (.11)      9.92           .56
=====================================================================================================================

                                                         Ratios/Supplemental Data
                     ------------------------------------------------------------------------------------------------
                                                     Ratio of Net
                                         Ratio of      Investment            Ratio of        Ratio of Net
                                      Expenses to       Income to            Expenses          Investment
                                      Average Net     Average Net          to Average   Income to Average   Portfolio
Year Ended             Ending Net   Assets Before   Assets Before    Net Assets After    Net Assets After    Turnover
May 31,              Assets (000)   Reimbursement   Reimbursement   Reimbursement (a)   Reimbursement (a)        Rate
----------------------------------------------------------------------------------------------------------------------
KENTUCKY**
Class A (5/87)
    1999 (d)           $466,860               .85%*          4.89%*               .85%*              4.89%*          5%
    1998                451,338               .84            5.12                 .77                5.19           12
    1997                430,803               .99            5.20                 .75                5.44           13
    1996                410,808              1.02            5.19                 .71                5.50           17
    1995                394,457              1.04            5.49                 .68                5.85           28
    1994                369,495              1.03            5.15                 .58                5.60           12
Class B (2/97)
    1999 (d)              6,554              1.59*           4.13*               1.59*               4.13*           5
    1998                  4,273              1.59            4.33                1.54                4.38           12
    1997 (c)                544              1.59*           4.56*               1.39*               4.76*          13
Class C (10/93)
    1999 (d)             31,146              1.40*           4.34*               1.40*               4.34*           5
    1998                 28,630              1.39            4.57                1.33                4.63           12
    1997                 24,468              1.54            4.64                1.29                4.89           13
    1996                 20,647              1.57            4.63                1.27                4.93           17
    1995                 15,831              1.58            4.92                1.23                5.27           28
    1994 (c)             11,172              1.65*           4.39*               1.08*               4.96*          12
Class R (2/97)
    1999 (d)                795               .65*           5.09*                .65*               5.09*           5
    1998                    675               .64            5.31                 .58                5.37           12
    1997 (c)                455               .64*           5.62*                .49*               5.77*          13
----------------------------------------------------------------------------------------------------------------------
KENTUCKY LIMITED***
Class A (9/95)
    1999 (d)           $  8,147              1.25%*          3.70%*               .87%*              4.08%*         --%
    1998                  8,989              1.34            3.67                 .66                4.35           36
    1997                  8,870              1.68            3.37                 .53                4.52           56
    1996 (c)              8,389              1.67*           3.07*                .37*               4.37*          48
Class C (9/95)
    1999 (d)              2,987              1.60*           3.35*               1.22*               3.73*          --
    1998                  2,416              1.69            3.32                1.01                4.00           36
    1997                  2,144              2.00            3.03                 .84                4.19           56
    1996 (c)              1,767              1.98*           2.78*                .64*               4.12*          48
Class R (2/97)
    1999 (d)                 19              1.05*           3.90*                .67*               4.28*          --
    1998                     16              1.13            3.87                 .46                4.54           36
    1997 (c)                 --               .86*           4.87*                 --                5.73*          56
======================================================================================================================

*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Kentucky.

*** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Kentucky Limited.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

(c)  From commencement of class operations as noted.

(d)  For the six months ended November 30, 1998.

           Financial Highlights (Unaudited) (continued)

           Selected data for a share outstanding throughout each period is as follows:


Class (Inception Date)             Investment Operations              Less Distributions
                              ---------------------------------   ---------------------------
                                                     Net
                                               Realized/                Net                        Ending
                                       Net    Unrealized            Invest-                           Net
Year Ended      Beginning Net   Investment    Investment               ment    Capital              Asset         Total
   May 31,        Asset Value   Income (a)   Gain (Loss)    Total    Income       Gain    Total     Value    Return (b)
-----------------------------------------------------------------------------------------------------------------------
MICHIGAN**
CLASS A (6/85)
    1999(d)         $ 12.07        $ .30         $ .11    $ .41   $ (.30)      $  --  $ (.30)   $ 12.18          3.43%
    1998              11.68          .61           .42     1.03     (.61)       (.03)   (.64)     12.07          8.95
    1997              11.37          .62           .31      .93     (.61)       (.01)   (.62)     11.68          8.42
    1996              11.59          .63          (.22)     .41     (.63)         --    (.63)     11.37          3.61
    1995              11.31          .65           .28      .93     (.65)         --    (.65)     11.59          8.57
    1994              11.77          .66          (.43)     .23     (.66)       (.03)+  (.69)     11.31          1.87

CLASS B (2/97)
    1999(d)           12.09          .26           .11      .37     (.26)         --    (.26)     12.20          3.04
    1998              11.70          .52           .42      .94     (.52)       (.03)   (.55)     12.09          8.12
    1997(c)           11.66          .17           .04      .21     (.17)         --    (.17)     11.70          1.86

CLASS C (6/93)
    1999(d)           12.06          .27           .11      .38     (.27)         --    (.27)     12.17          3.15
    1998              11.66          .54           .43      .97     (.54)       (.03)   (.57)     12.06          8.45
    1997              11.35          .55           .32      .87     (.55)       (.01)   (.56)     11.66          7.84
    1996              11.58          .56          (.22)     .34     (.57)         --    (.57)     11.35          2.96
    1995              11.30          .58           .28      .86     (.58)         --    (.58)     11.58          7.98
    1994(c)           11.86          .54          (.52)     .02     (.55)       (.03)+  (.58)     11.30           .19*

CLASS R (2/97)
    1999(d)           12.07          .31           .11      .42     (.31)         --    (.31)     12.18          3.53
    1998              11.68          .63           .42     1.05     (.63)       (.03)   (.66)     12.07          9.16
    1997(c)           11.66          .21           .02      .23     (.21)         --    (.21)     11.68          2.01
---------------------------------------------------------------------------------------------------------------------
OHIO***
CLASS A (6/85)
    1999(d)         $ 11.74        $ .29         $ .10    $ .39   $ (.29)      $  --  $ (.29)  $  11.84          3.37%
    1998              11.41          .60           .38      .98     (.60)       (.05)   (.65)     11.74          8.76
    1997              11.21          .61           .20      .81     (.61)         --    (.61)     11.41          7.38
    1996              11.43          .62          (.21)     .41     (.63)         --    (.63)     11.21          3.59
    1995              11.21          .64           .22      .86     (.64)         --    (.64)     11.43          7.99
    1994              11.59          .64          (.38)     .26     (.64)         --    (.64)     11.21          2.24

CLASS B (2/97)
    1999(d)           11.73          .25           .10      .35     (.25)         --    (.25)     11.83          3.01
    1998              11.41          .51           .38      .89     (.52)       (.05)   (.57)     11.73          7.89
    1997(c)           11.42          .17          (.01)     .16     (.17)         --    (.17)     11.41          1.45

CLASS C (8/93)
    1999(d)           11.73          .26           .10      .36     (.26)         --    (.26)     11.83          3.11
    1998              11.41          .54           .37      .91     (.54)       (.05)   (.59)     11.73          8.12
    1997              11.21          .55           .20      .75     (.55)         --    (.55)     11.41          6.80
    1996              11.43          .55          (.21)     .34     (.56)         --    (.56)     11.21          3.03
    1995              11.20          .57           .23      .80     (.57)         --    (.57)     11.43          7.50
    1994(c)           11.69          .46          (.49)    (.03)    (.46)         --    (.46)     11.20          (.17)*

CLASS R (2/97)
    1999(d)           11.73          .30           .11      .41     (.30)         --    (.30)     11.84          3.56
    1998              11.41          .62           .37      .99     (.62)       (.05)   (.67)     11.73          8.89
    1997(c)           11.42          .21          (.01)     .20     (.21)         --    (.21)     11.41          1.77

=====================================================================================================================

                                                         Ratios/Supplemental Data
                     ------------------------------------------------------------------------------------------------
                                                     Ratio of Net
                                         Ratio of      Investment            Ratio of        Ratio of Net
                                      Expenses to       Income to            Expenses          Investment
                                      Average Net    Average  Net          to Average   Income to Average   Portfolio
Year Ended             Ending Net   Assets Before   Assets Before    Net Assets After    Net Assets After    Turnover
May 31,              Assets (000)   Reimbursement   Reimbursement   Reimbursement (a)   Reimbursement (a)        Rate
---------------------------------------------------------------------------------------------------------------------
MICHIGAN**
CLASS A (6/85)
    1999(d)             $ 269,791             .85%*          4.94%*               .85%*              4.94%*         7%
    1998                  263,632             .84            5.11                 .84                5.11          13
    1997                  259,055             .97            5.21                 .85                5.33          34
    1996                  248,422            1.01            5.23                 .82                5.42          54
    1995                  250,380            1.03            5.59                 .80                5.82          37
    1994                  242,993            1.02            5.29                 .75                5.56          28

CLASS B (2/97)
    1999(d)                 6,057            1.60*           4.19*               1.60*               4.19*          7
    1998                    3,839            1.59            4.32                1.59                4.32          13
    1997(c)                   380            1.59*           4.52*               1.59*               4.52*         34

CLASS C (6/93)
    1999(d)                48,415            1.40*           4.39*               1.40*               4.39*          7
    1998                   45,690            1.39            4.56                1.39                4.56          13
    1997                   41,649            1.52            4.65                1.40                4.77          34
    1996                   41,365            1.56            4.67                1.37                4.86          54
    1995                   37,122            1.58            5.02                1.35                5.25          37
    1994(c)                30,042            1.61*           4.53*               1.25*               4.89*         28

CLASS R (2/97)
    1999(d)                27,353             .65*           5.14*                .65*               5.14*          7
    1998                   26,904             .64            5.31                 .64                5.31          13
    1997(c)                26,211             .65*           5.57*                .65*               5.57*         34
-----------------------------------------------------------------------------------------------------------------------------
OHIO***
CLASS A (6/85)
    1999(d)             $ 482,219             .85%*          4.95%*               .85%*              4.95%*         4%
    1998                  472,821             .85            5.15                 .85                5.15          15
    1997                  463,253             .96            5.32                 .89                5.39          17
    1996                  443,077            1.02            5.31                 .92                5.41          31
    1995                  445,566            1.03            5.70                 .95                5.78          31
    1994                  445,272            1.02            5.39                 .93                5.48           9

CLASS B (2/97)
    1999(d)                10,655            1.61*           4.20*               1.61*               4.20*          4
    1998                    7,422            1.61            4.39                1.61                4.39          15
    1997(c)                 1,649            1.60*           4.63*               1.60*               4.63*         17

CLASS C (8/93)
    1999(d)                48,820            1.40*           4.40*               1.40*               4.40*          4
    1998                   47,036            1.40            4.60                1.40                4.60          15
    1997                   40,713            1.51            4.77                1.44                4.84          17
    1996                   34,939            1.56            4.75                1.47                4.84          31
    1995                   28,461            1.58            5.13                1.50                5.21          31
    1994(c)                25,674            1.60*           4.65*               1.46*               4.79*          9

CLASS R (2/97)
    1999(d)               165,247             .65*           5.15*                .65*               5.15*          4
    1998                  162,220             .65            5.35                 .65                5.35          15
    1997(c)               160,312             .65*           5.65*                .65*               5.65*         17
=====================================================================================================================

*   Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Michigan.
*** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Ohio.
+ The amount shown includes a distribution in excess of capital gains of $.02 per share.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c) From commencement of class operations as noted.
(d) For the six months ended November 30, 1998.

Nuveen Family of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth

Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund

Growth and Income Stock Fund

Balanced Stock and Bond Fund

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Tax-Free Income

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Insured
Intermediate-Term
Limited-Term

State Funds

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California
Colorado
Connecticut
Florida
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Kentucky
Louisiana
Maryland
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Missouri
New Jersey
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New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Building a Better Portfolio Can Make You a Successful Investor

Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers(SM) including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information


Board of Trustees

Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and Shareholder Services

The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

(800) 257-8787

Legal Counsel

Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Public Accountants

Arthur Andersen LLP
Chicago, IL

Serving Investors for Generations

[PHOTO OF JOHN NUVEEN, SR., APPEARS HERE]
John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

       1898
   NUVEEN
       1998
OUR SECOND CENTURY
   helping investors sustain the wealth of a lifetime.(SM)

   John Nuveen & Co. Incorporated
   333 West Wacker Drive
   Chicago, IL 60606-1286

   www.nuveen.com

                                                                     VSA-5-11-98

NUVEEN

Municipal
Bond Funds


May 31, 1998

Annual Report


Dependable, tax-free income
to help you keep more of
what you earn.


[PHOTO APPEARS HERE]


Kentucky

Kentucky
Limited

Michigan

Ohio

Highlights

As of May 31, 1998
For Class A shares on net asset value



Credit Quality          Performance Highlights

Nuveen Flagship Kentucky Municipal Bond Fund

[PIE CHART APPEARS HERE]

AAA/Pre-refunded   52%  . Taxable equivalent yield of 6.61%*

AA                  6%  . Outperformed Lipper peer group average
                          for the one-year period

A                  24%  . One-year total return of 9.00%

BBB/NR             18%

Nuveen Flagship Kentucky Limited Term Municipal Bond Fund

[PIE CHART APPEARS HERE]

AAA/Pre-refunded   45%  . Steady dividend for 12 consecutive months

AA                 19%  . Outperformed Lipper peer group average
                          for the one-year period

A                  25%  . One-year total return of 6.53%

BBB/NR             11%

Nuveen Flagship Michigan Municipal Bond Fund

[PIE CHART APPEARS HERE]

AAA/Pre-refunded   54%  . Taxable equivalent yield of 6.48%*

AA                 19%  . Outperformed Lipper peer group average
                          for the one-year period

A                  14%  . One-year total return of 8.95%

BBB/NR             13%

Nuveen Flagship Ohio Municipal Bond Fund

[PIE CHART APPEARS HERE]

AAA/Pre-refunded   68%  . Taxable equivalent yield of 6.14%*

AA                  7%  . Outperformed Lipper peer group average
                          for the one-year period

A                  12%  . One-year total return of 8.76%

BBB/NR             13%


   Contents

1  Dear Shareholder

4  Kentucky Commentary
   and Overview

6  Kentucky Limited Term
   Commentary and Overview

8  Michigan Commentary
   and Overview

10 Ohio Commentary
   and Overview

12 Report of Independent
   Public Accountants

13 Portfolio of Investments

40 Statement of Net Assets

41 Statement of Operations

42 Statement of Changes in Net Assets

44 Notes to Financial Statements

51 Financial Highlights

56 Building Better Portfolios

57 Fund Information

* For investors in the 31% federal and applicable state income tax bracket. See your fund's performance overview in this report for more information.

Dear Shareholder


[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board

Wealth takes
a lifetime
to build.
Once achieved,
it should be
preserved.

I'm pleased to share with you this performance report for your Nuveen municipal bond fund. Over the past 12 months, each of the funds in this report continued to perform well and meet their objectives of providing you with attractive tax-free income and strong after-tax total returns.

For many of our shareholders, this annual report represents the first time you have received a consolidated report covering performance data for other Nuveen funds in addition to your own. These consolidated reports are part of our continuing efforts to control fund expenses; we achieve greater economies of scale for our shareholders through reducing paper, printing and mailing costs. By consolidating reports by region and incorporating several funds into one booklet, we have lowered these administrative expenses and made owning shares in a Nuveen fund more cost-efficient for you.

The Economy in Review

Fixed-income investments enjoyed bullish performance over the past year, as declining interest rates and low inflation spurred a bond market rally.


The equity markets also exhibited continued strength despite recent volatility sparked by Asia's financial problems and their possible effects on U.S. corporate earnings. Although interest rates have trended slightly upward in recent months, a year-to-date comparison shows that today's rates are significantly lower than they were one year ago. As shown in the accompanying chart, between the end of May 1997 and May 1998, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell from 5.74% to 5.22%.

Much of the decline in interest rates resulted from expectations that the financial problems of Asia would restrain the prices of imported goods and reduce foreign demand for U.S. products and services, thereby keeping inflation at moderate levels. These inflation expectations were largely fulfilled, as the Consumer Price Index rose only 1.5% for the 12 months ended May 1998, remaining at one of

"Another major factor in bond performance over the last 12 months was the continued strength of the U.S. economy, which helped boost the credit quality of many municipal bonds."

its lowest levels in years. The Asian situation also provided additional strength to the bond market rally, as many investors made a "flight to quality" by moving assets into high-quality U.S. bonds in the face of the uncertainty in that region.

In coming months, we will continue to watch closely several key factors that are likely to affect the future of the economy, including the demand for goods and services, the availability of qualified employees, the strength of the dollar, and indications from the Federal Reserve. With many investors still waiting for the full impact of Asia's difficulties to show up in U.S. economic statistics, the potential long-term effect of this crisis on American markets continues to cause concern. We expect that the development of these factors will continue to influence the tone of the fixed-income markets during the remainder of the year.

Municipal Market Review

As interest rates continued to decline over the past year, bond prices rose. This price appreciation for the bonds in our portfolios contributed to strong total returns for the year.

Another major factor in bond performance over the last 12 months was the continued strength of the U.S. economy, which helped boost the credit quality of many municipal bonds. With the improvements in the fundamental financial health of many municipalities and revenue projects financed by bonds, major credit rating agencies upgraded the credit quality of thousands of issuers over the past year, while downgrading relatively few. These boosts in credit quality also contributed to the funds' performance as upgraded bonds increased in value.

The combination of low interest rates and a strong economy set new issuance on a record pace and stimulated a dramatic increase in the refinancing of existing bonds as issuers sought to lower their interest costs. The first quarter of 1998 saw $68 billion of new municipal issuance, up 70% from the same period in 1997. The flood of new issues continued with May's long-awaited sale of the first segment of Long Island (New York) Power Authority's $7 billion offering, the largest issuance in municipal bond history. Although the nationwide supply of municipal bonds remained heavy, the supply of bonds in each state varied according to local economic conditions. This level of issuance highlights the value of Nuveen's expertise in the municipal market, as our portfolio management teams worked diligently to sift through the available issues to select those undervalued securities that would help the funds achieve their investment objectives.

"Today, more than ever, you can count on Nuveen for a wide range of investments that can help you build a well-balanced portfolio designed to achieve your financial goals."

Diversification: The Key to a Better Portfolio

In view of current market conditions, we believe that investors will find diversification to be an increasingly important investment strategy in the months ahead. An appropriately diversified portfolio - one that balances different types of investments, levels of risk and tax management - can help cushion your portfolio against volatility and enhance your return potential.

Many investors select Nuveen's municipal bond funds because their emphasis on dependable tax-free income and attractive after-tax returns makes them ideal for building and sustaining long-term financial security. These funds also work well with other Nuveen investments to create the foundation of a diversified, well-balanced portfolio. In fact, recent studies by Nuveen Research have found that portfolios combining municipal bonds and stocks generated higher after-tax returns with lower levels of risk than similar portfolios combining stocks and Treasury or corporate bonds.

We encourage you to talk to your financial adviser about Nuveen's range of equity and balanced funds, including the Nuveen European Value Fund. This new equity mutual fund offers a portfolio of quality European company stocks for investors seeking long-term growth potential and international diversification. The fund is just one of an ever-expanding range of Nuveen products and services designed to help investors achieve diversification while building a tax-efficient, risk-sensitive investment portfolio. If you'd like to learn more about the Nuveen European Value Fund or any of our other investments, contact your financial adviser or call Nuveen Investor Services at (800) 257-8787 for a prospectus. Please read the information carefully before you invest.

When seeking quality investment solutions that withstand the test of time, we hope that you continue to think of Nuveen. Today, more than ever, you can count on Nuveen for a wide range of investments that can help you build a well-balanced portfolio designed to achieve your financial goals. We thank you for your continued confidence in us and our family of investments.

Sincerely,



/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

July 15, 1998

Nuveen Flagship Kentucky Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Rick Huber discusses fund performance, the municipal market, and key investment strategies for the Kentucky fund.

Comments cover the one-year period ended May 31, 1998 and all performance statistics are quoted for Class A shares on net asset value.



State Economic and Market Review

Kentucky's stable financial and economic conditions continued through the first half of 1998, as recognized by the state's AA credit rating from Standard & Poor's. Although Kentucky has not issued general obligation debt since 1965, the state actively issues appropriation-secured debt from several different agencies--all of which totaled $3 billion in issuance at fiscal year-end.

The commonwealth's new issue volume was up almost 15% during the first quarter of 1998. Municipal bond investors anticipate a number of statewide projects authorized for the 1996-1998 biennium, including $103 million of new debt to fund new juvenile detention centers, state parks, and university projects. In spite of this increased supply, good values were hard to find, as yield spreads remained narrow between lower- and higher-rated securities.

Fund Performance

For the year ended May 31, 1998, the total return on net asset value for the Kentucky Municipal Bond Fund was 9.00%, which is equivalent to a taxable return of 11.93% for investors in the 35.1% combined federal and state income tax bracket. The fund slightly underperformed the annual return of 9.38% posted by the Lehman Brothers Municipal Bond Index, but surpassed its Lipper peer group average of 8.55%. The discrepancy between the national Lehman Index and the Lipper peer group average of Kentucky municipal bond funds highlights the effects of the tight supply of long-term bonds in the Kentucky market. The limited supply and high demand keep bond prices high and yields low compared with other states that have better bond supplies to meet investor demand.

The fund maintained a portfolio duration similar to its benchmark (a 6.41 duration), which helped keep its performance in line with its peers despite the difficulty in finding value in the market. Duration is a measure of the fund's price volatility in relation to changes in interest rates.

Key Strategies

We worked during the year to improve the fund's diversification among different sectors of the market and investment-grade credit quality levels. To that end, we focused on reducing the fund's holdings in the health care sector, and at the same time found attractive opportunities in some bonds issued by U.S. territories (which are exempt from both federal and Kentucky state income taxes). We also moved to improve the portfolio's protection against bond calls, which decreases the likelihood that higher-paying bonds will be called away if interest rate conditions change.

In addition, we felt that bonds in the 20-30 year maturity range seldom offered enough incremental yield for taking on the additional interest rate risk associated with these longer-maturity bonds. Instead, we sought attractive opportunities among bonds with maturities of 15-20 years, which offered the best values given their historical levels of volatility.

As of May 31, 1998, the fund's key sectors were limited tax obligation and health care bonds, each of which comprised 23% of the portfolio. Other important areas included utility bonds at 10% and U.S. guaranteed bonds at 9%.

Outlook for the Future

On July 1, 1998, Nuveen made several changes in the management of its mutual funds to make more efficient use of staff resources and portfolio manager expertise. As a result, Tom O'Shaughnessy assumed management responsibilities for this fund. Tom is a 15-year veteran of Nuveen and an experienced investment professional who has managed a range of other municipal bond funds.

Tom and his team anticipate a continued healthy state economy, which might translate into strong bond supply in late 1998 or 1999. Until lower-rated bonds offer more competitive yields, they will continue to seek value from small, higher-rated bond issues. At the same time, they will continue to reduce the fund's holdings in the health care sector and, in the event that bond supplies and yield spreads improve, will attempt to extend portfolio duration somewhat.


                 Nuveen Flagship Kentucky Municipal Bond Fund
                 Performance Overview
                 As of May 31, 1998

Monthly Tax-Free Dividends (Class A Shares)/1/

0.0495    6/97
0.0495    7/97
0.0495    8/97
0.0495    9/97
0.0495   10/97
0.0495   11/97
0.0495   12/97
0.0475    1/98
0.0475    2/98
0.0475    3/98
0.0475    4/98
0.0475    5/98


Top 5 Sectors

Tax Obligation (Limited)    23%
Health Care                 23%
Utilities                   10%
U.S. Guaranteed              9%
Water and Sewer              6%
--------------------------------------------------------------------------------


Portfolio Statistics

Share Class                                      A        B        C          R
--------------------------------------------------------------------------------
Inception Date                                5/87     2/97    10/93       2/97
Net Asset Value                             $11.39   $11.39   $11.38   $  11.37
Fund Net Assets ($000)                                                 $484,917
Average Weighted Maturity (Years)                                         20.33
Average Weighted Duration (Years)                                          6.41
--------------------------------------------------------------------------------


Annualized Total Return/2/

Share Class                        A(NAV)  A(Offer)        B        C          R
--------------------------------------------------------------------------------
1-Year                              9.00%     4.46%    8.10%    8.43%      9.25%
5-Year                              6.40%     5.50%    5.77%    5.81%      6.43%
10-Year                             8.45%     7.98%    7.97%    7.85%      8.46%
--------------------------------------------------------------------------------


Tax-Free Yields

Share Class                        A(NAV)  A(Offer)        B        C          R
--------------------------------------------------------------------------------
Distribution Rate                   5.00%     4.79%    4.27%    4.48%      5.22%
SEC 30-Day Yield                    4.29%     4.11%    3.55%    3.75%      4.49%
Taxable Equivalent Yield/3/         6.61%     6.33%    5.47%    5.78%      6.92%
--------------------------------------------------------------------------------


Index Comparison/4/
          NUVEEN FLAGSHIP KENTUCKY     NUVEEN FLAGSHIP KENTUCKY       LEHMAN BROTHERS
          MUNICIPAL BOND FUND (NAV)  MUNICIPAL BOND OFFER (OFFER)   MUNICIPAL BOND INDEX

5/88               10,000                       9,580                      10,000
5/89               11,415                      10,936                      11,149
5/90               12,143                      11,633                      11,965
5/91               13,403                      12,840                      13,171
5/92               14,677                      14,060                      14,466
5/93               16,497                      15,804                      16,195
5/94               16,813                      16,107                      16,595
5/95               18,397                      17,625                      18,107
5/96               19,141                      18,337                      18,934
5/97               20,645                      19,778                      20,505
5/98               22,501                      21,556                      22,430

     Lehman Brothers Municipal Bond Index                  $22,430
     Nuveen Flagship Kentucky Municipal Bond Fund (NAV) $22,501 Nuveen Flagship Kentucky Municipal Bond Fund (Offer) $21,556

Past performance is not predictive of future results.

1 The fund also paid shareholders taxable distributions in December of $0.0508 per share.

2 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

3 Based on SEC yield and a combined federal and state income tax rate of 35.1%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

4 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Nuveen Flagship Kentucky Limited Term Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Rick Huber discusses fund performance, the municipal market, and key investment strategies for the Kentucky Limited fund.

Comments cover the one-year period ended May 31, 1998 and all performance statistics are quoted for Class A shares on net asset value.

State Economic and Market Review

Kentucky's stable financial and economic conditions continued through the first half of 1998, as recognized by the state's AA credit rating from Standard & Poor's. Although Kentucky has not issued general obligation debt since 1965, the state actively issues appropriation-secured debt from several different agencies--all of which totaled $3 billion in issuance at fiscal year-end.

The commonwealth's new issue volume was up almost 15% during the first quarter of 1998. Kentucky municipal bond investors anticipate a number of statewide projects authorized for the 1996-1998 biennium, including $103 million of new debt to fund new juvenile detention centers, state parks, and university projects. In spite of this increased supply, good values were hard to find, as yield spreads remained narrow between lower- and higher-rated securities.

Fund Performance

For the year ended May 31, 1998, the total return on net asset value for the Kentucky Limited Term Municipal Bond Fund was 6.53%, which is equivalent to a taxable return of 8.97% for investors in the 35.1% combined federal and state income tax bracket. The total return was in line with the annual return of 6.69% posted by the unmanaged Lehman Brothers Five-Year Municipal Bond Index, and surpassed the Lipper peer group average return of 5.71% for the short-intermediate term municipal bond funds in the "other states" category. In addition, the fund provided a competitive taxable equivalent yield of 6.01% for investors in the 35.1% combined federal and state income tax bracket, and maintained a steady dividend throughout the period.

Key Strategies

We worked this year to extend the fund's duration, a strategy that helped the fund outperform its peers. Duration is a measure of the fund's price volatility in relation to changes in interest rates. The fund's duration of 5.0 years was longer than the Lehman Five-Year Municipal Bond Index's average duration of 4.05 years. The longer duration allowed the fund to better participate in this year's market rally, although it would have been more adversely affected had there been a market downturn. At the same time, we worked to improve the fund's diversification among different sectors of the market and investment-grade credit quality levels. To that end, we reduced the fund's holdings in the health care sector, and at the same time found unique opportunities in the housing sector.

In addition, we felt that high demand for bonds in the middle of the limited-term maturity range reduced the selection of good values among those issues. Instead, we sought attractive opportunities in longer-maturity bonds when possible.

As of May 31, 1998, the fund was focused on two primary sectors: health care (23%) and limited tax obligation bonds (22%). Other key holdings included education and civic organization bonds at 14% and multifamily housing bonds at 10%.

Outlook for the Future

On July 1, 1998, Nuveen made several changes in the management of its mutual funds to make more efficient use of staff resources and portfolio manager expertise. As a result, Tom O'Shaughnessy assumed management responsibilities for this fund. Tom is a 15-year veteran of Nuveen and an experienced investment professional who has managed a range of other state and national municipal bond funds.

Tom and his team anticipate a continued healthy state economy, which might translate into strong bond supply in late 1998 or 1999. Until lower-rated bonds offer more competitive yields, they will continue to seek value from small, higher-rated bond issues. They believe the fund is well-positioned for the coming year, although they will work toward reducing the fund's duration slightly. At the same time, they expect the fund's steady cash flow to continue, which will allow them to take advantage of good values and uncommon opportunities that arise in the market.

Nuveen Flagship Kentucky Limited Term Municipal Bond Fund
Performance Overview
As of May 31, 1998

Monthly Tax-Free Dividends (Class A Shares)

[BAR CHART APPEARS HERE]

     0.0365   6/97
     0.0365   7/97
     0.0365   8/97
     0.0365   9/97
     0.0365  10/97
     0.0365  11/97
     0.0365  12/97
     0.0365   1/98
     0.0365   2/98
     0.0365   3/98
     0.0365   4/98
     0.0365   5/98

Top 5 Sectors
Health Care                        23%
Tax Obligation (Limited)           22%
Education and Civic Organizations  14%
Housing (Multifamily)              10%
Transportation                      9%
--------------------------------------

Portfolio Statistics

Share Class                                      A        C         R
----------------------------------------------------------------------
Inception Date                                9/95     9/95      2/97
Net Asset Value                             $10.12   $10.12   $ 10.10
Fund Net Assets ($000)                                        $11,421
Average Weighted Maturity (Years)                                6.11
Average Weighted Duration (Years)                                5.00
---------------------------------------------------------------------

Annualized Total Return/1/

Share Class                        A(NAV)  A(Offer)       C         R
----------------------------------------------------------------------
1-Year                              6.53%     3.92%    6.17%     6.58%
Since Inception                     6.05%     5.07%    5.71%     6.09%
----------------------------------------------------------------------

Tax-Free Yields

Share Class                        A(NAV)  A(Offer)       C         R
----------------------------------------------------------------------
Distribution Rate                   4.33%     4.22%    3.97%     4.57%
SEC 30-Day Yield                    3.90%     3.80%    3.55%     4.10%
Taxable Equivalent Yield/2/         6.01%     5.86%    5.47%     6.32%
----------------------------------------------------------------------

Index Comparison/3/

[GRAPH APPEARS HERE]

                                                                 Lehman Brothers
        Nuveen Flagship Kentucky     Nuveen Flagship Kentucky       Five-Year
      Limited Term Municipal Bond   Limited Term Municipal Bond  Municipal Bond
              Fund (NAV)                    Fund (Offer)              Index
9/95            10000                            9750                 10000
5/96            10308                           10050                 10201
5/97            10921                           10648                 10812
5/98            11634                           11343                 11537

  Lehman Brothers Five-Year Municipal Bond Index                    $11,537
  Nuveen Flagship Kentucky Limited Term Municipal Bond Fund (NAV) $11,634 Nuveen Flagship Kentucky Limited Term Municipal Bond Fund (Offer) $11,343

Past performance is not predictive of future results.

1 Class A share returns are actual. Class C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 2.5% maximum sales charge. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC yield and a combined federal and state income tax rate of 35.1%.
  Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

3 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Five-Year Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (2.5%) and all ongoing fund expenses.

Nuveen Flagship Michigan Municipal Bond Fund
Portfolio Manager's Comments

Portfolio Manager Mike Davern discusses fund performance, the municipal market, and key investment strategies for the Michigan fund.

Comments cover the one-year period ended May 31, 1998 and all performance statistics are quoted for Class A shares on net asset value.


State Economic and Market Review

Michigan's economy has remained healthy throughout 1997 and thus far in 1998, resulting in credit upgrades for the state's general obligation debt by all three major debt rating agencies. The upgrades were due in part to Michigan's accumulated Budget Stabilization Fund reserves, which exceeded $1.2 billion in 1997. These reserves should provide a cushion against future economic downturns, which are possible because of Michigan's continuing dependence on the cyclical automobile manufacturing industry. Due in part to the strong national economy, the state's unemployment rate has been lower than the national average for four consecutive years, and per capita income has surpassed national averages for the past two years.

Education spending remains Michigan's priority, with total state and local funding for schools projected to grow to approximately $12 billion by 1999 - a 50% increase since 1990. Michigan's overall debt burden is manageable, despite a doubling of new issuance volume during the first quarter of 1998. Investors can expect additional debt issuance to fund the Michigan Department of Transportation's Build Michigan II program, which is designed to finance the rebuilding of the state's roads and bridges.

Fund Performance

For the year ended May 31, 1998, the total return on net asset value for the Michigan Municipal Bond Fund was 8.95%, which is equivalent to a taxable return of 11.69% for investors in the 34% combined federal and state income tax bracket. The total return was in line with the annual return of 9.38% posted by the Lehman Brothers Municipal Bond Index, and surpassed the average return of 8.72% for the peer group of Michigan municipal bond funds tracked by Lipper Analytical Service, a nationally recognized performance measurement service. In addition, the fund provided a competitive yield of 4.28%, which is Equivalent to a taxable yield of 6.48% for investors in the 34% combined federal and state income tax bracket.

Key Strategies

There were several elements contributing to the fund's performance during the past year. First was the Michigan fund's conservative structure and shorter portfolio duration going into the year, which kept the fund largely in line with its peer group. Duration is a measure of the fund's price volatility in relation to changes in interest rates. To offset its shorter duration, we focused on maintaining longer call protection, avoiding issues that would hinder portfolio performance by being called away because of a near-term change in interest rates. Education bonds were plentiful this past year, while hospital bonds were comparatively scarce. Nonetheless, we found good value in both areas in the past year.

In addition, we felt that bonds in the 20-30 year maturity range seldom offered enough incremental yield for taking on the additional interest rate risk associated with these longer-maturity bonds. Instead, we sought attractive opportunities among bonds with maturities of 15-20 years, which offered the best values given their historical levels of volatility.

As of May 31, 1998, the fund's sector holdings were weighted toward health care issues, which represented 24% of the portfolio. Other key sectors included U.S. guaranteed bonds representing 17% of the portfolio, 16% in limited tax obligation issues, and another 16% in general tax obligation issues.

Outlook for the Future

Going forward, we expect conditions in which we can lengthen the duration of the portfolio and enhance its already favorable call protection. Higher-quality issues will continue to dominate the portfolio, because lower-rated securities currently provide little reward for assuming the additional credit risk. Overall, we will continue to maintain the fund's current healthy diversification, which should be aided by continuing strong supply.

Nuveen Flagship Michigan Municipal Bond Fund
Performance Overview
As of May 31, 1998


Monthly Tax-Free Dividends (Class A Shares)/1/

[BAR CHART APPEARS HERE]

0.051            6/97
0.051            7/97
0.051            8/97
0.051            9/97
0.051           10/97
0.051           11/97
0.051           12/97
0.05             1/98
0.05             2/98
0.05             3/98
0.05             4/98
0.05             5/98

Top 5 Sectors

Health Care                             24%
U.S. Guaranteed                         17%
Tax Obligation (General)                16%
Tax Obligation (Limited)                16%
Water and Sewer                          6%


Portfolio Statistics
Share Class                                                   A        B        C          R
------------------------------------------------------------------------------------------------
Inception Date                                             6/85     2/97     6/93       2/97
Net Asset Value                                          $12.07   $12.09   $12.06   $  12.07
Fund Net Assets ($000)                                                              $340,065
Average Weighted Maturity (Years)                                                      18.05
Average Weighted Duration (Years)                                                       6.45

Annualized Total Return/2/
Share Class                                     A(NAV)  A(Offer)       B        C          R
------------------------------------------------------------------------------------------------
1-Year                                           8.95%     4.39%    8.12%    8.45%      9.16%
5-Year                                           6.24%     5.33%    5.64%    5.59%      6.30%
10-Year                                          8.10%     7.64%    7.63%    7.47%      8.13%

Tax-Free Yields
Share Class                                     A(NAV)  A(Offer)       B        C          R
------------------------------------------------------------------------------------------------
Distribution Rate                                4.97%     4.76%    4.22%    4.43%      5.17%
SEC 30-Day Yield                                 4.28%     4.10%    3.54%    3.74%      4.49%
Taxable Equivalent Yield/3/                      6.48%     6.21%    5.36%    5.67%      6.80%



Index Comparison/4/

[GRAPH APPEARS HERE]

                     Nuveen Flagship Michigan                Nuveen Flagship Michigan                  Lehman Brothers
                     Municipal Bond Fund(NAV)                Municipal Bond Fund(Offer)              Municipal Bond Index
5/88                          10,000                                    9,580                               10,000
5/89                          11,313                                   10,837                               11,149
5/90                          12,014                                   11,510                               11,965
5/91                          13,065                                   12,516                               13,171
5/92                          14,338                                   13,735                               14,466
5/93                          16,095                                   15,419                               16,195
5/94                          16,393                                   15,704                               16,595
5/95                          17,795                                   17,047                               18,107
5/96                          18,440                                   17,666                               18,934
5/97                          19,998                                   19,158                               20,505
5/98                          21,790                                   20,875                               22,430

     Lehman Brothers Municipal Bond Index                                $22,430
     Nuveen Flagship Michigan Municipal Bond Fund(NAV)                   $21,790
     Nuveen Flagship Michigan Municipal Bond Fund(Offer)                 $20,875

Past performance is not predictive of future results.


/1/ The fund also paid shareholders taxable distributions in December of $0.0281 per share.

/2/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

/3/ Based on SEC yield and a combined federal and state income tax rate of 34%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

/4/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Nuveen Flagship Ohio Municipal Bond Fund
Portfolio Manager's Comments

Portfolio Manager Walt Parker discusses fund performance, the municipal market, and key investment strategies for the Ohio fund.

Comments cover the one-year period ended May 31, 1998 and all performance statistics are quoted for Class A shares on net asset value.


State Economic and Market Review

Ohio's municipal market remained solid through the first half of 1998 with $3.6 billion of new issuance, a 54.4% increase over 1997 levels. General purpose, health care and education offerings continue to dominate new issue volume, representing approximately 66% of issuance.

Ohio school district financing continues to occupy the attention of municipal market participants, as voters rejected a one percent sales tax increase proposal intended to provide additional school funding last May. Also rejected was a proposal that would have allowed the legislature to issue general obligation bonds for school projects. As a consequence, bonds enhanced by the Ohio School District Credit Enhancement Program continue to carry relatively diverse ratings in comparison to bonds from other states with similar programs.

Fund Performance

The fund performed well, generating a total return on net asset value of 8.76%, which is equivalent to a taxable return of 11.76% for investors in the 35.8% combined federal and state income tax bracket. The fund outperformed the average return of 8.57% for the peer group of Ohio municipal bond funds tracked by Lipper Analytical Service, a nationally recognized performance measurement service. However, it slightly underperformed the return of 9.38% posted by the Lehman Brothers Municipal Bond Index, primarily due to its shorter duration of
6.44 years, compared with the Lehman Index duration of 7.11 years. Duration is a measure of price volatility in reaction to changes in interest rates. Although the shorter duration hindered the fund's ability to participate in this year's market rally, it helped protect the fund from volatility and would help it to outperform in a market downturn.

Key Strategies

Since the Ohio Municipal Bond Fund is among Nuveen's largest municipal funds, we must buy bonds in larger blocks to affect the portfolio's performance. Therefore, we looked to large issuers and heavy-issuance sectors to implement many of our strategies during the year.

Through our in-depth research, we continued to uncover value investing opportunities, as several portfolio holdings received credit upgrades or were pre-refunded during the year. In a pre-refunding, bonds are essentially paid off by their issuer and backed by U.S. Treasury securities, which typically leads to price appreciation. Nuveen's diligent research team helped us find those securities with the potential for credit upgrades and pre-refundings. That strategy paid off this year, as evidenced by the fund's 68% holding in AAA rated bonds and attractive total returns.

In addition, we felt that bonds in the 20-30 year maturity range seldom offered enough incremental yield for taking on the additional interest rate risk associated with these longer-maturity bonds. Instead, we sought attractive opportunities among bonds with maturities of 15-20 years, which offered the best values given their historical levels of volatility.

As of May 31, 1998, the fund's sector holdings were well-diversified, with 20% of the portfolio invested in U.S. guaranteed issues (which are mostly pre-refunded bonds), 18% in general tax obligation bonds, 15% in health care issues and 11% in utility bonds.

Outlook for the Future

On July 1, 1998, Nuveen made several changes in the management of its mutual funds to make more efficient use of staff resources and portfolio manager expertise. As a result, Tom Futrell assumed management responsibilities for this fund. Tom is a 15-year veteran of Nuveen and an experienced investment professional who has managed a range of other municipal bond funds.

Tom and his team anticipate a continued strong state economy in the near future. In addition, they expect the yield spread between lower- and higher-quality bonds to remain tight. With that in mind, they will continue to seek value from overlooked sectors and issues offering higher yields or strong appreciation potential. Particular areas they will be monitoring include housing bonds and issues subject to the alternative minimum tax (AMT), which offer better opportunities in the current market environment.

Nuveen Flagship Ohio Municipal Bond Fund
Performance Overview
As of May 31, 1998

Monthly Tax-Free Dividends (Class A Shares)/1/

0.0505                                         6/97
0.0505                                         7/97
0.0505                                         8/97
0.0505                                         9/97
0.0505                                        10/97
0.0505                                        11/97
0.0505                                        12/97
0.049                                          1/98
0.049                                          2/98
0.049                                          3/98
0.049                                          4/98
0.049                                          5/98


Top 5 Sectors

U.S. Guaranteed                                 20%
---------------------------------------------------
Tax Obligation (General)                        18%
---------------------------------------------------
Health Care                                     15%
---------------------------------------------------
Utilities                                       11%
---------------------------------------------------
Water and Sewer                                  7%
---------------------------------------------------

Portfolio Statistics

Share Class                                      A        B        C          R
-------------------------------------------------------------------------------
Inception Date                                6/85     2/97     8/93       2/97
-------------------------------------------------------------------------------
Net Asset Value                             $11.74   $11.73   $11.73   $  11.73
-------------------------------------------------------------------------------
Fund Net Assets ($000)                                                 $689,498
-------------------------------------------------------------------------------
Average Weighted Maturity (Years)                                         18.86
-------------------------------------------------------------------------------
Average Weighted Duration (Years)                                          6.44
-------------------------------------------------------------------------------

Annualized Total Return/2/
Share Class                        A(NAV)  A(Offer)       B        C          R
-------------------------------------------------------------------------------
1-Year                              8.76%     4.19%    7.89%    8.12%      8.89%
-------------------------------------------------------------------------------
5-Year                              5.95%     5.05%    5.31%    5.37%      5.99%
-------------------------------------------------------------------------------
10-Year                             7.82%     7.36%    7.35%    7.23%      7.84%
-------------------------------------------------------------------------------

Tax-Free Yields

Share Class                        A(NAV)  A(Offer)       B        C          R
-------------------------------------------------------------------------------
Distribution Rate                   5.01%     4.80%    4.30%    4.50%      5.22%
-------------------------------------------------------------------------------
SEC 30-Day Yield                    3.94%     3.78%    3.20%    3.40%      4.14%
-------------------------------------------------------------------------------
Taxable Equivalent Yield/3/         6.14%     5.89%    4.98%    5.30%      6.45%
-------------------------------------------------------------------------------



Index Comparison/4/

                           Nuveen Flagship Ohio            Nuveen Flagship Ohio            Lehman Brothers
                        Municipal Bond Fund (NAV)       Municipal Bond Fund (Offer)      Municipal Bond Index
5/88                               10000                            9580                        10000
5/89                               11236                           10764                        11149
5/90                               11893                           11394                        11965
5/91                               13023                           12476                        13171
5/92                               14295                           13695                        14466
5/93                               15897                           15229                        16195
5/94                               16249                           15567                        16595
5/95                               17549                           16812                        18107
5/96                               18180                           17417                        18934
5/97                               19522                           18702                        20505
5/98                               21229                           20337                        22430

[_] Lehman Brothers Municipal Bond Fund (Index)                         $22,430
[_] Nuveen Flagship Ohio Municipal Bond Fund (NAV)                      $21,229
[_] Nuveen Flagship Ohio Municipal Bond Fund (Offer)                    $20,337

Past performance is not predictive of future results.

/1/ The fund also paid shareholders taxable distributions in December of $0.0504 per share.

/2/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

/3/ Based on SEC yield and a combined federal and state income tax rate of 35.8%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

/4/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust IV:

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Flagship Kentucky Municipal Bond Fund, Nuveen Flagship Kentucky Limited Term Municipal Bond Fund, Nuveen Flagship Michigan Municipal Bond Fund and Nuveen Flagship Ohio Municipal Bond Fund (collectively, the "Funds") (four of the portfolios constituting the Nuveen Flagship Multistate Trust IV (a Massachusetts business trust)), as of May 31, 1998, and the related statements of operations, statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights for the Funds for the years ended May 31, 1997 and prior were audited by other auditors whose report dated July 11, 1997, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Flagship Kentucky Municipal Bond Fund, Nuveen Flagship Kentucky Limited Term Municipal Bond Fund, Nuveen Flagship Michigan Municipal Bond Fund and Nuveen Flagship Ohio Municipal Bond Fund of the Nuveen Flagship Multistate Trust IV as of May 31, 1998, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP


Chicago, Illinois
July 17, 1998

               Portfolio of Investments
               Nuveen Flagship Kentucky Municipal Bond Fund
               May 31, 1998


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Basic Materials - 0.2%

$ 1,000,000    Jefferson County, Kentucky, Pollution Control Revenue Bonds (E.I. du          7/03 at 103      AA-       $ 1,092,910
                 Pont de Nemours and Company Project), 1982 Series A, 6.300%, 7/01/12
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 2.4%

               Lexington-Fayette Urban County Government (Kentucky), Governmental
               Project Bonds (University of Kentucky Alumni Association,
               Inc./Commonwealth Library Project), Series 1994:
  3,195,000      6.750%, 11/01/17                                                           11/04 at 102      AAA         3,639,968
  4,320,000      6.750%, 11/01/24                                                           11/04 at 102      AAA         4,921,646

  2,000,000    Northern Kentucky University, Certificates of Participation, Student          1/01 at 102      AAA         2,194,620
                 Housing Facilities, 7.250%,1/01/12

    700,000    Northern Kentucky University (Formerly Northern Kentucky State                5/01 at 102      AAA           765,338
                 College), Educational Buildings, Series F, 7.000%, 5/01/10
-----------------------------------------------------------------------------------------------------------------------------------
               Energy - 4.2%

  5,000,000    City of Ashland, Kentucky, Pollution Control Refunding Bonds (Ashland         8/02 at 102     Baa1         5,422,250
                 Oil, Inc. Project), Series 1992, 6.650%, 8/01/09

  9,000,000    City of Ashland, Kentucky, Sewage and Solid Waste Bonds (Ashland Oil,         2/05 at 102     Baa1        10,235,340
                 Inc. Project), Series 1995, 7.125%, 2/01/22 (Alternative Minimum Tax)

  4,360,000    City of Ashland, Kentucky, Solid Waste Revenue Bonds (Ashland Oil,           10/01 at 102     Baa1         4,763,256
                 Inc. Project), Series 1991, 7.200%, 10/01/20 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Forest and Paper Products - 6.0%

  2,370,000    Hancock County, Kentucky, Solid Waste Disposal Facilities Revenue             5/06 at 102       A-         2,648,309
                 Bonds (Willamette Industries, Inc. Project), Series 1996, 6.600%, 5/01/26

  9,750,000    County of Henderson, Kentucky, Solid Waste Disposal Revenue Bonds             3/05 at 102     Baa2        10,684,343
                 (MacMillan Bloedel Project), Series 1995, 7.000%, 3/01/25
                 (Alternative Minimum Tax)

  1,500,000    Maysville, Kentucky, Industrial Development Revenue, Crystal Tissue           2/00 at 103      N/R         1,581,420
                 Project, 8.000%, 2/01/09 (Alternative Minimum Tax)

               Perry County, Kentucky, Solid Waste Disposal Revenue, TJ International:
  3,750,000      7.000%, 6/01/24 (Alternative Minimum Tax)                                   6/04 at 102      N/R         4,153,575
  4,240,000      6.800%, 5/01/26 (Alternative Minimum Tax)                                   5/06 at 102      N/R         4,738,030
  2,000,000      6.550%, 4/15/27 (Alternative Minimum Tax)                                   4/07 at 102      N/R         2,204,720

  2,820,000    Wickliffe, Kentucky, Solid Waste Disposal Facility, Westvaco                  4/06 at 102       A1         3,094,442
                 Corporation Project, 6.375%, 4/01/26 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 22.1%

  1,310,000    County of Christian, Kentucky, Hospital Revenue Bonds, Jennie Stuart          7/06 at 102       A-         1,393,722
                 Medical Center, Series 1996A, 6.000%, 7/01/17

  3,500,000    County of Christian, Kentucky, Hospital Revenue and Refunding Bonds,          7/06 at 102       A-         3,764,425
                 Jennie Stuart Medical Center, Series 1997A, 6.000%, 7/01/13

  5,270,000    County of Clark, Kentucky, Hospital Refunding and Improvement Revenue         4/07 at 102     BBB-         5,559,376
                 Bonds (Clark Regional Medical Center Project), Series 1997,
                 6.200%, 4/01/13

  3,300,000    County of Daviess, Kentucky, Insured Hospital Revenue Bonds, 1992             8/02 at 102      AAA         3,578,586
                 (ODCH, Inc. Project), Series A, 6.250%, 8/01/22

  2,905,000    County of Floyd, Kentucky, Hospital Revenue Refunding Bonds (FHA              2/01 at 102      AAA         3,126,100
                 Insured Mortgage Loan Highland Hospital Corporation Project),
                 Series 1991, 7.500%, 8/01/10

  4,000,000    County of Hopkins, Kentucky, Hospital Revenue Bonds (The Trover              11/01 at 102      AAA         4,338,120
                 Clinic Foundation, Incorporated), Series 1991, 6.625%, 11/15/11

               Portfolio of Investments
               Nuveen Flagship Kentucky Municipal Bond Fund (continued) May 31, 1998

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care (continued)

               County of Jefferson, Kentucky, Health Facilities Revenue Bonds (Jewish
               Hospital Healthcare Services Inc. Project), Series 1992:
$ 1,190,000      6.500%, 5/01/15                                                             5/02 at 102         AAA    $ 1,292,400
 12,785,000      6.550%, 5/01/22                                                             5/02 at 102         AAA     13,907,779

  4,625,000    County of Jefferson, Kentucky, Health Facilities Revenue Bonds                7/07 at 101         AAA      4,632,493
                 (University Medical Center, Inc. Project), Series 1997, 5.250%, 7/01/22

 15,640,000    County of Jefferson, Kentucky, Health Facilities Revenue Bonds               10/07 at 101         AAA     15,370,836
                 (Alliant Health System, Inc. Project), Series 1997, 5.125%, 10/01/27

  7,800,000    County of Jefferson, Kentucky, Insured Hospital Revenue Bonds (Alliant       10/02 at 102         AAA      8,528,754
                 Health System, Inc. Project), Series 1992, 6.436%, 10/23/14

               Kentucky Development Finance Authority, Medical Center Revenue Refunding
               and Improvement Bonds (Ashland Hospital Corporation/Kings Daughters
               Hospital):
    860,000      9.750%, 8/01/05                                                             8/98 at 102           A        884,759
    610,000      9.750%, 8/01/11                                                             8/98 at 102           A        627,751

  3,000,000    Kentucky Development Finance Authority (Saint Luke Hospital, Inc.),          10/99 at 102           A      3,199,380
                 Series 1989A, 7.500%, 10/01/12

  1,750,000    Kentucky Development Finance Authority, Hospital Revenue Bonds               11/99 at 102          A1      1,858,833
                 (Sisters of Charity of Nazareth Health Corporation), Series 1989,
                 7.375%, 11/01/16

  2,000,000    Kentucky Development Finance Authority, Hospital Facilities Revenue          10/01 at 102         AAA      2,219,700
                 Bonds (Saint Lukes Hospital, Inc. Project), Series 1991A,
                 7.000%, 10/1/11

  1,000,000    Kentucky Development Finance Authority (Saint Elizabeth Medical              11/01 at 100         AAA      1,054,180
                 Center, Inc. Project), 6.000%, 11/01/10

  5,000,000    Kentucky Economic Development Finance Authority, Hospital Facilities         12/03 at 102         AAA      5,392,050
                 Revenue Bonds (Saint Elizabeth Medical Center, Inc. Project), Series
                 1993A, 6.000%, 12/01/22

  4,000,000    Kentucky Economic Development Finance Authority, Hospital Revenue             8/04 at 102         AAA      3,874,760
                 Bonds (Baptist Healthcare System), Series 1994, 5.000%, 8/15/24

  9,500,000    Kentucky Economic Development Finance Authority, Hospital Revenue and         2/07 at 102         AAA     10,003,880
                 Refunding Revenue Bonds (Pikeville United Methodist Hospital of Kentucky,
                 Inc. Project), Series 1997, 5.700%, 2/01/28

               Kentucky Economic Development Finance Authority, Hospital System Refunding
               and Improvement Revenue Bonds (Appalachian Regional Healthcare, Inc.
               Project), Series 1997:
    500,000      5.600%, 10/01/08                                                            4/08 at 102         BBB        520,265
  3,500,000      5.850%, 10/01/17                                                            4/08 at 102         BBB      3,586,870
  1,500,000      5.875%, 10/01/22                                                            4/08 at 102         BBB      1,540,455

  2,050,000    McCracken County, Kentucky, Hospital Revenue Refunding, Mercy Health         11/04 at 102         AAA      2,288,210
                 System, Series A, 6.300%, 11/01/06

  1,555,000    Radcliff, Kentucky, Mortgage Revenue Refunding, Lincoln Trail Care,           7/07 at 102         AAA      1,625,550
                 5.650%, 1/20/19

  2,800,000    City of Russell, Kentucky, Health System Revenue Bonds, Our Lady of           1/08 at 102        Baa1      2,815,344
                 Bellefonte Hospital Issue, Series 1997 (Franciscan Health Partnership,
                 Inc. Refunding Revenue Bonds), 5.500%, 7/01/15
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 0.5%

  2,500,000    Greater Kentucky Housing Assistance Corporation, Mortgage Revenue             7/03 at 100         AAA      2,583,150
                 Refunding Bonds, Series 1993A (FHA Insured Mortgage Loans-Section 8
                 Assisted Projects), 6.250%, 7/01/24
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 4.4%

  7,000,000    Kentucky Housing Corporation, Housing Revenue Bonds, 1996 Series E,           7/06 at 102         AAA      7,524,160
                 6.300%, 1/01/28 (Alternative Minimum Tax)

  3,000,000    Kentucky Housing Corporation, Housing Revenue Bonds, 1997 Series B,           7/07 at 102         AAA      3,199,230
                 6.250%, 7/01/28 (Alternative Minimum Tax)

    435,000    Kentucky Housing Corporation, Housing Revenue Bonds (FHA Insured/VA           1/99 at 102         AAA        447,537
                 Guaranteed Mortgage Loans), 1988 Series A, 7.625%, 1/01/09 (Alternative
                 Minimum Tax)

  1,630,000    Kentucky Housing Corporation, Housing Revenue Bonds (FHA Insured/VA           7/00 at 102         AAA      1,720,938
                 Guaranteed Mortgage Loans), 1988 Series C, 7.900%, 1/01/21 (Alternative
                 Minimum Tax)

  1,125,000    Kentucky Housing Corporation, Housing Revenue Bonds (FHA Insured/VA           7/00 at 102         AAA      1,184,063
                 Guaranteed Mortgage Loans), 1990 Series B, 7.800%, 1/01/21 (Alternative
                 Minimum Tax)



  Principal                                                                                Optional Call                  Market
     Amount    Description                                                                   Provisions*   Ratings**      Value
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family(continued)

  $1,000,000   Kentucky Housing Corporation, Housing Revenue Bonds (Federally                7/02 at 102         AAA      $1,071,100
               Insured or Guaranteed Mortgage Loans), Series 1992B, 6.625%, 7/01/14

               Kentucky Housing Corporation, Housing Revenue Bonds (Federally Insured
               or Guaranteed Mortgage Loans), Series 1991C-1:
     465,000     6.600%, 1/01/11                                                             1/03 at 102         AAA         494,276
     130,000     6.650%, 1/01/17                                                             1/03 at 102         AAA         135,078

     920,000   Kentucky Housing Corporation, Housing Revenue Bonds (Federally                1/04 at 102         AAA         980,490
                 Insured or Guaranteed Mortgage Loans), 1994 Series A, 6.500%, 7/01/17

   2,230,000   Kentucky Housing Corporation, Housing Revenue Bonds (Federally                7/04 at 102         AAA       2,389,757
                 Insured or Guaranteed Mortgage Loans), 1994 Series C, 6.400%, 1/01/17

   1,985,000   Kentucky Housing Corporation, Housing Revenue Bonds (Federally                1/05 at 102         AAA       2,131,255
                 Insured or Guaranteed Mortgage Loans), 1995 Series B, 6.625%, 7/01/26
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Long Term Care - 3.6%

               County of Jefferson, Kentucky, First Mortgage Revenue Bonds, Series 1994
               (The First Christian Church Homes of Kentucky Project):
   1,240,000     6.000%, 11/15/09                                                           11/04 at 102         BBB       1,308,051
     715,000     6.125%, 11/15/13                                                           11/04 at 102         BBB         757,786
   3,210,000     6.125%, 11/15/18                                                           11/04 at 102         BBB       3,402,086

               Kentucky Economic Development Finance Authority, Health Care Facilities
               Revenue Bonds, Series 1998 (The Christian Church Homes of Kentucky, Inc.
               Obligated Group):
   1,800,000     5.375%, 11/15/23                                                            5/08 at 102         BBB       1,776,600
   4,250,000     5.500%, 11/15/30                                                            5/08 at 102         BBB       4,211,750

   5,700,000   Kentucky Economic Development Finance Authority, Tax Exempt Mortgage          1/08 at 105         AAA       6,084,240
                 Revenue Bonds (South Central Nursing Homes, Inc. Project), Series 1997A,
                 6.000%, 7/01/27
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 1.4%

   4,790,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1996             7/06 at 101 1/2           A       4,860,461
                 (General Obligation Bonds), 5.400%, 7/01/25

   2,000,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1997,            7/07 at 101 1/2           A       2,023,560
                 5.375%, 7/01/25
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 22.8%

     430,000   Bardstown Independent School District Finance Corporation, School            11/02 at 102          A1         467,965
                 Building Refunding and Improvement Revenue Bonds, Series of 1992,
                 6.375%, 5/01/17

     725,000   Bell County, Kentucky, School District Finance Corporation, School            9/01 at 102           A         799,197
                 Building Revenue Bonds, Series 1991, 6.875%, 9/01/11

   1,000,000   Boone County, Kentucky, School District Finance Corporation, School           9/01 at 103          A1       1,107,660
                 Building Revenue Bonds, 1991 Series C, 6.750%, 9/01/11

   1,215,000   Boone County, Kentucky, School District Finance Corporation, School          12/02 at 102          A1       1,306,332
                 Building Refunding and Improvement Revenue Bonds, Series 1992,
                 6.125%, 12/01/17

     615,000   Boone County, Kentucky, School District Finance Corporation, School           2/03 at 102          A1         648,474
                 Building Refunding and Improvement Revenue Bonds, Series 1993,
                 6.000%, 2/01/18

   1,595,000   City of Bowling Green Municipal Projects Corporation, Kentucky,              12/04 at 102          A2       1,780,754
                 Lease Revenue Bonds, Series 1994, 6.500%, 12/01/14

   1,005,000   Casey County School District Finance Corporation, School Building             3/05 at 102          A1       1,069,230
                 Revenue Bonds, Series 1995, 5.750%, 3/01/15

               Christian County, Kentucky, School District Finance Corporation,
               School Building Revenue Bonds, Series 1991:
     565,000     6.750%, 6/01/10                                                             6/01 at 102           A         618,709
     600,000     6.750%, 6/01/11                                                             6/01 at 102           A         657,036

Portfolio of Investments
Nuveen Flagship Kentucky Municipal Bond Fund (continued)
May 31, 1998


  Principal                                                                                Optional Call                     Market
     Amount     Description                                                                  Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited (continued)

                Daviess County, Kentucky, School District Finance Corporation,
                School Building Revenue Bonds, Series 1994:
$   505,000       5.800%, 5/01/11                                                            5/04 at 102          A1      $  543,799
    535,000       5.800%, 5/01/12                                                            5/04 at 102          A1         576,104
    570,000       5.800%, 5/01/13                                                            5/04 at 102          A1         612,254
    600,000       5.800%, 5/01/14                                                            5/04 at 102          A1         642,864

  1,070,000     Fleming County School District Finance Corporation, School Building          3/05 at 102           A       1,137,720
                  Revenue Bonds, Series 1995, 5.875%, 3/01/15

  3,155,000     City of Florence, Kentucky, Public Properties Corporation, First             6/07 at 102         AAA       3,273,754
                  Mortgage Revenue Bonds (Administrative Office Complex Project),
                  Series 1997, 5.500%, 6/01/27

                Floyd County, Kentucky, Public Properties Corporation, First Mortgage
                Revenue Bonds (Floyd County Justice Center Project), Series 1995A:
    465,000       5.500%, 9/01/17                                                            3/06 at 102           A         484,567
  1,260,000       5.550%, 9/01/23                                                            3/06 at 102           A       1,321,173

  3,550,000     Floyd County, Kentucky, Public Properties Corporation, First Mortgage        3/06 at 105           A       3,840,497
                  Revenue Bonds (Floyd County Justice Center Project), Series
                  1996B, 6.200%, 9/01/26

  1,200,000     Floyd County, Kentucky, School District Finance Corporation, School          5/05 at 102          A1       1,244,232
                  Building Revenue Bonds, Series 1995, 5.500%, 5/01/15

  2,280,000     Grant County School District Finance Corporation, School Building            3/07 at 102         Aaa       2,338,824
                  Revenue Bonds, Series 1997, 5.375%, 3/01/17

                Hardin County, Kentucky, Building Commission Revenue Bonds
                (Detention Facility Project), Series 1994:
    525,000       6.200%, 12/01/11                                                          No Opt. Call         AAA         584,288
  1,775,000       6.250%, 12/01/14                                                          12/04 at 102         AAA       1,980,421

    300,000     Hardin County, Kentucky, School District Finance Corporation, School         6/01 at 103          A1         328,674
                  Building Revenue Bonds, Series of 1991, 6.800%, 6/01/10

  3,465,000     Hopkins County, Kentucky, School District Finance Corporation, School        6/04 at 102          A1       3,758,174
                  Building Revenue Bonds, Series 1994, 6.200%, 6/01/19

  1,250,000     Jefferson County, Kentucky, Economic Development Corporation, Lease          7/01 at 100          A1       1,272,938
                  Revenue Bonds, Series 1986, 7.750%, 7/01/16

  4,195,000     Jefferson County, Kentucky, School District Finance Corporation, School      2/06 at 102         AAA       4,218,534
                  Building Revenue Bonds (Series 199A), 5.125%, 2/01/16

  1,258,871     Jefferson County, Kentucky, Equipment Lease Purchase Revenue Bonds,         No Opt. Call         N/R       1,289,310
                  Series 1987 (Energy System Project), 9.000%, 6/01/03

    231,641     Jefferson County, Kentucky, Equipment Lease Purchase Revenue Bonds,         No Opt. Call         N/R         240,452
                  Series 1988 (Energy System Project), 9.500%, 6/01/03

  2,500,000     Jefferson County, Kentucky, Capital Projects Corporation Lease Revenue       2/02 at 100          A1       1,203,775
                  Bonds, Series 1987B, 0.000%, 8/15/08

  1,000,000     City of Jeffersontown, Kentucky, Public Projects Refunding and              No Opt. Call           A       1,071,220
                  Improvements, Certificates of Participation, 5.750%, 11/01/15

                Jessamine County, Kentucky, School District Finance Corporation,
                School Building Revenue Bonds, Series 1991,
    510,000       6.750%, 6/01/10                                                            6/01 at 103          A1         562,086
    545,000       6.750%, 6/01/11                                                            6/01 at 103          A1         600,661

  2,500,000     Jessamine County, Kentucky, School District Finance Corporation, School      6/04 at 102          A1       2,693,700
                  Building Revenue Bonds, Series 1994, 6.125%, 6/01/19

  5,650,000     Jessamine County, Kentucky, School District Finance Corporation, School      1/06 at 102          A1       5,882,102
                  Building Revenue Bonds, Series 1996, 5.500%, 1/01/21

    400,000     Kentucky State Property and Buildings Commission Revenue Refunding,         11/01 at 102          A+         441,240
                  Project No. 40, 2nd Series, 6.875%, 11/01/07

    250,000     Kentucky State Property and Buildings Commission, Revenue Refunding,        10/01 at 102           A         274,108
                  Project No. 53, 6.625%, 10/01/07



  Principal                                                                                Optional Call                     Market
     Amount     Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited (continued)

$ 2,075,000     Kentucky State Property and Buildings Commission, Project No. 56, 6.000%,    9/04 at 102          A+     $ 2,234,173
                  9/01/14
    250,000     Laurel County, Kentucky, School District Finance Corporation, School         3/01 at 102           A         273,380
                  Building Revenue, 7.000%, 3/01/10
  1,000,000     Lawrence County, Kentucky, School District Finance Corporation, School      11/04 at 102          A1       1,144,100
                   Building Revenue, 6.750%, 11/01/14

                Lexington, Kentucky, Center Corporation Mortgage Revenue Refunding
                and Improvement, Series A:
  2,600,000       0.000%, 10/01/11                                                          No Opt. Call           A       1,368,458
  2,550,000       0.000%, 10/01/12                                                          No Opt. Call           A       1,261,332
    435,000     Lincoln County, Kentucky, School District Finance Corporation, School        5/02 at 102          A1         467,629
                  Building Revenue, 6.200%, 5/01/12

  1,525,000     McCracken County, Kentucky, Public Properties Corporation Revenue, Public    9/06 at 102         AAA       1,639,207
                  Project, Court Facilities Project, 5.900%, 9/01/26

  2,365,000     McCreary County, Kentucky, School District Finance Corporation, School       8/05 at 102           A       2,485,591
                  Building Revenue, Second Series, 5.600%, 8/01/16

  1,410,000     Morgan County, Kentucky, School District Finance Corporation, School         9/04 at 102          A1       1,526,128
                  Building Revenue, 6.000%, 9/01/14

 13,000,000     Mount Sterling, Kentucky, Lease Revenue Bonds (Kentucky League of Cities     3/03 at 102          Aa      13,769,210
                  Funding Program), Series 1993A, 6.200%, 3/01/18

                Pendleton County, Kentucky, County Lease Revenue Bonds, Kentucky
                Associated Counties Leasing Trust Program, Series 1993A:
 12,960,000       6.500%, 3/01/19                                                            3/03 at 102           A      13,835,189
    500,000       6.400%, 3/01/19                                                           No Opt. Call           A         582,590

  1,230,000     Perry County, Kentucky, School District Finance Corporation, School          7/02 at 102          A1       1,335,325
                   Building Revenue, 6.250%, 7/01/11

  2,000,000     Puerto Rico Aqueduct and Sewer Authority, Refunding Bonds, Series 1995,   7/06 at 101 1/2          A       1,954,040
                   Guaranteed by the Commonwealth of Puerto Rico, 5.000%, 7/01/19

  8,250,000     Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds,     7/16 at 100           A       8,646,413
                  Series Y of 1996, 5.500%, 7/01/36

    115,000     Puerto Rico Infrastructure Finance Authority, Series 1988A,                  7/98 at 102        BBB+         117,637
                  7.750%, 7/01/08

  7,000,000     Warren County, Kentucky, Justice Center Expansion Corporation Revenue,       9/07 at 102         AAA       7,035,980
                  First Mortgage, AOC Judicial Facility, Series A, 5.250%, 9/01/24
-----------------------------------------------------------------------------------------------------------------------------------
                Transportation -- 5.8%

 10,640,000     Kenton County Airport Board (Delta Airlines), 6.125%, 2/01/22                2/02 at 100        BBB-      10,901,744
                  (Alternative Minimum Tax)

  1,250,000     Kenton County, Kentucky, Airport Board, Cincinnati/Northern Kentucky         3/06 at 102         AAA       1,323,063
                  International Airport Revenue Bonds, Series 1996B, 5.750%, 3/01/13

  1,000,000     Kentucky State Turnpike Authority, Economic Development Road Revenue         7/05 at 102         AAA       1,053,370
                  Refunding, Revitalization Projects, 5.625%, 7/01/15

  5,000,000     Regional Airport Authority of Louisville and Jefferson County, Kentucky,     7/05 at 102         AAA       5,166,750
                  Airport System Revenue Bonds, 1995 Series A, 5.625%, 7/01/25
                  (Alternative Minimum Tax)

  6,165,000     Louisville, Kentucky, Airport Lease Revenue, Series A, 7.875%, 2/01/19       2/99 at 103           A       6,506,171
                  (Alternative Minimum Tax)

  2,790,000     Louisville, Kentucky, Parking Authority, River City, First Mortgage          6/01 at 103           A       3,083,871
                  Revenue, 6.875%, 12/01/20
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed -- 8.8%

    500,000     City of Covington, Kentucky, Municipal Properties Corporation, First         8/98 at 103      N/R***         518,660
                  Mortgage, City Hall Parking and Park Revenue Bonds, Series
                  1988A, 8.250%, 8/01/10 (Pre-refunded to 8/01/98)

  1,645,000     City of Edgewood, Kentucky, Public Properties Corporation, First            12/01 at 102       A2***       1,818,992
                  Mortgage Revenue Bonds (Public Facilities Project), Series 1991,
                  6.700%, 12/01/21 (Pre-refunded to 12/01/01)


                    Portfolio of Investments
                    Nuveen Flagship Kentucky Municipal Bond Fund (continued) May 31, 1998

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

               City of Florence, Kentucky, Public Properties Corporation,
               First Mortgage Revenue Bonds (Recreational Facilities Project):
$   100,000      7.000%, 3/01/10 (Pre-refunded to 3/01/01)                                   3/01 at 103       A3***    $   110,163
    320,000      7.000%, 3/01/14 (Pre-refunded to 3/01/01)                                   3/01 at 103       A3***        353,411
    345,000      7.000%, 3/01/15 (Pre-refunded to 3/01/01)                                   3/01 at 103       A3***        381,021
    360,000      7.000%, 3/01/16 (Pre-refunded to 3/01/01)                                   3/01 at 103       A3***        397,588

  2,750,000    County of Hardin, Kentucky, Hospital Refunding Revenue Bonds,                10/98 at 103         AAA      2,869,983
                 Series 1988 (Hardin Memorial Hospital Project), 7.875%,
                 10/01/14 (Pre-refunded to 10/01/98)

 16,750,000    Jefferson County, Kentucky, Capital Projects Corporation,                2/01 at 24 11/16         AAA      3,698,903
                 Lease Revenue Bonds, Series 1989B, 0.000%, 8/15/19
                 (Pre-refunded to 2/15/01)

               Kenton County, Kentucky, Public Parks Corporation, Mortgage Revenue
                 Bonds, Series 1990:
  1,290,000      7.000%, 3/01/08 (Pre-refunded to 3/01/00)                                   3/00 at 101        A***      1,367,542
  1,070,000      7.100%, 3/01/10 (Pre-refunded to 3/01/00)                                   3/00 at 101        A***      1,136,115

    815,000    Kenton County, Kentucky, School District Finance Corporation,                12/01 at 102       A+***        901,472
                 School Building Revenue Bonds, Series 1991, 6.800%, 12/01/11
                 (Pre-refunded to 12/01/01)

    500,000    Kentucky Development Finance Authority, Sisters of Charity of                11/99 at 102         AAA        530,855
                 Nazareth Health Corporation, Hospital Revenue Bonds, Series
                 1989, 7.375%, 11/01/16

  9,070,000    Kentucky Development Finance Authority, Hospital Facilities                  10/01 at 102         AAA     10,066,340
                 Revenue Bonds, Series 1991A (St. Luke Hospital, Inc.), 7.000%,
                 10/01/21 (Pre-refunded to 10/01/01)

  2,795,000    Kentucky Infrastructure Authority, Revenue Bonds (Community                   9/98 at 102         AAA      2,879,465
                 Loan Program), Series 1988, 7.850%, 9/01/18 (Pre-refunded to
                 9/01/98)

  1,495,000    Kentucky Infrastructure Authority, Governmental Agencies                      8/99 at 102        A***      1,591,323
               Revenue Refunding Program, Series A,
                 7.800%, 8/01/08 (Pre-refunded to 8/01/99)

  1,800,000    Kentucky State Property and Buildings Commission, Project No. 48,             8/98 at 102       A+***      1,848,564
                 8.000%, 8/01/08 (Pre-refunded to 8/01/98)

  4,875,000    The Turnpike Authority of Kentucky, Economic Development Road             5/00 at 101 1/2         AAA      5,246,719
                 Revenue Bonds (Revitalization Projects), Series 1990, 7.250%, 5/15/10
                 (Pre-refunded to 5/15/00)

               Lexington, Kentucky, Fayette Urban County Government, Sewer
               System Revenue:
    830,000      7.600%, 7/01/07 (Pre-refunded 7/01/98)                                      7/98 at 102         AAA        849,273
    900,000      7.600%, 7/01/08 (Pre-refunded 7/01/98)                                      7/98 at 102         AAA        920,898

               Montgomery County, Kentucky, School District Finance Corporation,
               School Building Revenue:
    305,000      6.800%, 6/01/09 (Pre-refunded to 6/01/01)                                   6/01 at 102       A1***        333,838
    325,000      6.800%, 6/01/10 (Pre-refunded to 6/01/01)                                   6/01 at 102       A1***        355,729
    350,000      6.800%, 6/01/11 (Pre-refunded to 6/01/01)                                   6/01 at 102       A1***        383,093

    385,000    Puerto Rico Infrastructure Finance Authority, Series 1988A,                   7/98 at 102     BBB+***        393,974
                 7.750%, 7/01/08 (Pre-refunded to 7/01/98)

    500,000    Richmond, Kentucky, Water Gas and Sewer, Revenue Refunding                    7/98 at 102         AAA        511,525
                 Bond, Series B, 7.400%, 7/01/15 (Pre-refunded to 7/01/98)

  1,990,000    Western, Kentucky, University Revenues, Formerly Western                     12/00 at 102         AAA      2,189,239
                 Kentucky State College, Housing and Dining System, Series L,
                 7.400%, 12/01/10 (Pre-refunded to 12/01/00)

    940,000    Western, Kentucky, University Revenues, Formerly Western                     11/00 at 102         AAA      1,031,782
                 Kentucky State College, Educational Buildings, Series J, 7.400%,
                 5/01/10 (Pre-refunded to 11/01/00)

-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 10.2%

 10,000,000    County of Boone, Kentucky, Collateralized Pollution Control                   1/04 at 102         AAA     10,261,300
                 Revenue Refunding Bonds, 1994 Series A (The Cincinnati Gas and
                 Electric Company Project), 5.500%, 1/01/24

  5,030,000    County of Carroll, Kentucky, Collateralized Pollution Control                 2/02 at 102          AA      5,321,187
                 Revenue Bonds (Kentucky Utilities Company Project), 1992 Series B,
                 6.250%, 2/01/18

  1,000,000    County of Jefferson, Kentucky, Pollution Control Revenue                      6/00 at 102         Aa2      1,081,580
                 Bonds, 1990 Series A (Louisville Gas and Electric Company
                 Project), 7.450%, 6/15/15

  1,750,000    County of Jefferson, Kentucky, Pollution Control Revenue                      4/05 at 102         Aa2      1,854,230
                 Bonds, 1995 Series A (Louisville Gas and Electric Company
                 Project), 5.900%, 4/15/23

  1,250,000    Mercer County, Kentucky, Collateralized Pollution Control                     2/02 at 102          AA      1,331,263
                 Revenue, Kentucky Utilities Company Project, Series A, 6.250%,
                 2/01/18

   Principal                                                                        Optional Call                            Market
      Amount   Description                                                            Provisions*   Ratings**                 Value
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities (continued)
               Owensboro, Kentucky, Electric Light and Power Revenue, Series B:
$  7,100,000     0.000%, 1/01/11                                                     No Opt. Call         AAA          $  3,898,184
   6,475,000     0.000%, 1/01/12                                                     No Opt. Call         AAA             3,344,985
   7,900,000     0.000%, 1/01/17                                                     No Opt. Call         AAA             3,092,297
  13,300,000     0.000%, 1/01/18                                                     No Opt. Call         AAA             4,940,285
   5,100,000     0.000%, 1/01/19                                                     No Opt. Call         AAA             1,793,823
   4,725,000     0.000%, 1/01/20                                                     No Opt. Call         AAA             1,579,662

   2,500,000   Puerto Rico Electric Power Authority, Power                            7/08 at 101        BBB+             2,424,250
                 Revenue Bonds, Series DD, 5.000%, 7/01/28

   3,000,000   Puerto Rico Electric Power Authority, Power                            7/04 at 102        BBB+             3,211,530
                 Revenue Bonds, Series T, 6.000%, 7/01/16

   4,795,000   Trimble County, Kentucky, Pollution Control                           11/00 at 102         Aa2             5,237,674
                 Revenue, Louisville Gas and Electric Company,
                 Series A, 7.625%, 11/01/20 (Alternative
                 Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 6.0%

     625,000   City of Danville, Kentucky, Multi-City Lease                          12/01 at 103         AAA               681,625
                 Revenue Bonds (City of Radcliff Kentucky), Sewer
                 System Revenue Project, Series 1991 B, 6.875%, 3/01/19


   1,750,000   City of Henderson, Kentucky, Water and Sewer Revenue                  11/04 at 103         AAA             1,947,173
                 and Refunding Bonds, Series of 1994 A, 6.100%, 11/01/14

   2,040,000   Kenton County Water District No. 1, Water District                     2/05 at 102         AAA             2,156,198
                 Revenue Bonds, Series 1995 B, 5.700%, 2/01/20

     500,000   Kentucky Infrastructure Authority, Revolving Fund Program,             6/01 at 102           A               543,130
                 Series E, 6.500%, 6/01/11

   1,000,000   Kentucky Infrastructure Authority, Refunding, Governmental             8/03 at 102           A             1,037,340
                 Agencies Program, Series E, 5.750%, 8/01/18

               Kentucky Infrastructure Authority, Revolving Fund, Series J:
     440,000     6.300%, 6/01/10                                                      6/05 at 102           A               488,800
     360,000     6.350%, 6/01/11                                                      6/05 at 102           A               399,395
     600,000     6.375%, 6/01/14                                                      6/05 at 102           A               677,292

   1,690,000   Kentucky Infrastructure Authority, Governmental Agencies               8/05 at 102           A             1,891,540
                 Program, Series G, 6.375%, 8/01/14

     405,000   Kentucky Infrastructure Authority, Revenue Refunding,                  8/99 at 102           A               428,606
                 Governmental Agencies Program, Series, A, 7.800%, 8/01/08

               Louisville and Jefferson County, Metropolitan Sewer District
               (Commonwealth of Kentucky), Sewer and Drainage System
               Revenue Bonds, Series 1994A:
   2,720,000     6.750%, 5/15/19                                                     11/04 at 102         AAA             3,154,655
   2,070,000     6.500%, 5/15/24                                                     11/04 at 102         AAA             2,371,743
   2,500,000     6.750%, 5/15/25                                                     11/04 at 102         AAA             2,899,499

   3,865,000   Louisville and Jefferson County, Kentucky, Metropolitan                2/05 at 102         Aaa             3,930,781
                 Sewer District, Sewer and Drain System Revenue, Series A,
                 5.400%, 5/15/22

   6,000,000  Louisville and Jefferson County, Kentucky, Metropolitan                11/07 at 101         AAA             6,102,779
                Sewer District, Sewer and Drain System Refunding Revenue,
                Series B, 5.350%, 5/15/22

     500,000  Paducah, Kentucky, Waterworks Revenue Refunding,  6.700%, 7/01/09       7/01 at 102         AAA               547,764
-----------------------------------------------------------------------------------------------------------------------------------
$493,480,512  Total Investments - (cost $439,366,089) - 98.4%                                                           477,311,529
============-----------------------------------------------------------------------------------------------------------------------
              Temporary Investments in Short-Term Municipal Securities -0.4%

$  2,000,000  Puerto Rico Highway, Variable Rate Demand Bonds, 3.750%, 7/01/28                           A-1+             2,000,000
============-----------------------------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities - 1.2%                                                                        5,605,510
              ---------------------------------------------------------------------------------------------------------------------
              Net Assets - 100%                                                                                        $484,917,039
              =====================================================================================================================

              * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

              ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

              *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

              N/R Investment is not rated.

              + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


                                 See accompanying notes to financial statements.

Portfolio of Investments
Nuveen Flagship Kentucky Limited Term Municipal Bond Fund
May 31, 1998



  Principal                                                                               Optional Call                 Market
     Amount   Description                                                                   Provisions*   Ratings**      Value
------------------------------------------------------------------------------------------------------------------------------
              Consumer Staples - 0.2%

   $ 20,000   Newport, Kentucky, Industrial Building, Revenue Refunding, Louis             No Opt. Call         N/R   $ 20,178
               Trauth Dairy, Series A, 4.800%, 6/01/99
------------------------------------------------------------------------------------------------------------------------------
              Education and Civic Organizations - 13.5%

    500,000   City of Berea, Kentucky, Berea College, General Obligation Bonds,            No Opt. Call         Aaa    504,160
               Series 1998, 4.800%, 7/01/08 (Alternative Minimum Tax) (WI)
    500,000   Kentucky Higher Education Student Loan Corporation, Insured Student          No Opt. Call         Aaa    548,120
               Loan Revenue Bonds, 1991 Series B, 6.800%, 6/01/03 (Alternative
               Minimum Tax)
    475,000   University of Kentucky, University Revenues, Consolidated Educational        No Opt. Call         AAA    492,580
               Buildings, Series O, 5.000%, 5/01/03
------------------------------------------------------------------------------------------------------------------------------
              Energy - 3.0%

    325,000   City of Ashland, Kentucky, Pollution Control Revenue Refunding Bonds      2/00 at 102 1/2        Baa1    347,240
               (Ashland Oil Inc. Project), Series 1988A, 7.375%, 7/01/09
------------------------------------------------------------------------------------------------------------------------------
              Health Care - 22.7%

    580,000   Kentucky Development Finance Authority, Sisters of Charity of                11/01 at 102          A1    630,680
               Nazareth Health Corporation, Revenue Refunding Bonds, Series
               1991, 6.600%, 11/01/06
    270,000   Kentucky Economic Development Finance Authority, Medical Center              No Opt. Call         AAA    272,444
               Revenue Refunding and Improvement Bonds, Series 1993A (Ashland
               Hospital Corporation/Kings Daughter Medical Center Project),
               5.100%, 2/01/99
    500,000   Kentucky Economic Development Finance Authority, Hospital System             No Opt. Call         BBB    516,930
               Refunding and Improvement Revenue Bonds, Series 1997 (Appalachian
               Regional Healthcare, Inc. Project), 5.500%, 10/01/07
    385,000   Mc Cracken County, Kentucky, Hospital Revenue Refunding, Mercy Health        11/04 at 102         AAA    429,737
               System, Series A, 6.300%, 11/01/06
    710,000   Radcliff, Kentucky, Mortgage Revenue Refunding, Lincoln Trail Care,          No Opt. Call         AAA    741,055
               5.100%, 7/20/07
------------------------------------------------------------------------------------------------------------------------------
              Housing/Multifamily - 9.5%

    705,000   Louisville, Kentucky, Multifamily Revenue Refunding, Station House           No Opt. Call         Aa2    713,862
               Square Association, LP Project, 5.125%, 7/15/19
    360,000   Martin County, Kentucky, Mortgage Revenue Refunding, Assisted                 7/01 at 100          Aa    371,225
               Project, 5.375%, 7/01/05
------------------------------------------------------------------------------------------------------------------------------
              Housing/Single Family - 1.8%

    100,000   Kentucky Housing Corporation, Housing Revenue Bonds, 1993 Series B            1/04 at 102         AAA    103,550
               (Federally Insured or Guaranteed Mortgage Loans), 5.150%, 7/01/07
    100,000   Kentucky Housing Corporation, Housing Revenue Bonds (Federally               No Opt. Call         AAA    102,398
               Insured or Guaranteed Mortgage Loans), 1995 Series F, 4.800%,
               7/01/03
------------------------------------------------------------------------------------------------------------------------------
              Long Term Care - 1.8%

    200,000   Kentucky Economic Development Finance Authority, Hospital Revenue            No Opt. Call         Aa3    205,056
               Refunding Bonds,Series 1996 (Green River Regional Mental Health/Mental
               Retardation Board, Inc.), 5.200%, 11/01/01
------------------------------------------------------------------------------------------------------------------------------
              Tax Obligation/General - 2.6%

    280,000   Commonwealth of Puerto Rico, Public Improvement Refunding Bonds,             No Opt. Call           A    295,848
               Series 1993 (General Obligation Bonds), 5.375%, 7/01/05

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 21.2%

$   265,000    Hardin County (Kentucky), School District Finance Corporation,                6/01 at 103          A1    $   291,519
                 School Building Revenue Bonds, Series of 1991, 6.800%, 6/01/08

    300,000    Jefferson County, Kentucky, Capital Projects Corporation, Lease              No Opt. Call         AAA        317,439
                 Revenue Bonds, Series 1996A, 5.500%, 4/01/03

               City of Jeffersontown, Kentucky, Public Projects Refunding and
               Improvements, Certificates of Participation:
    505,000      4.850%, 11/01/04                                                           No Opt. Call           A        523,008
    100,000      5.000%, 11/01/05                                                           No Opt. Call           A        104,340

     50,000    Kentucky Interlocal School Transportation Association, Equipment             No Opt. Call          A1         51,788
                 Lease Revenue, 5.200%, 3/01/02

    775,000    Mount Sterling, Kentucky, Lease Revenue Bonds (Kentucky League of            No Opt. Call          Aa        816,811
                 Cities Funding Program), Series 1993A, 5.625%, 3/01/03

    325,000    Puerto Rico Commonwealth, Urban Renewal and Housing Corporation,             No Opt. Call         BBB        320,697
                 Commonwealth Appropriation Refunding, 0.000%, 10/01/98
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 8.9%

    300,000    Kenton County (Kentucky), Airport Board, Cincinnati/Northern                 No Opt. Call         AAA        308,658
                 Kentucky International Airport Revenue Bonds, Series 1996A, 5.000%,
                 3/01/02 (Alternative Minimum Tax)

    360,000    Kentucky State Turnpike Authority, Economic Development Road                 No Opt. Call         AAA        384,188
                 Revenue Refunding, Revitalization Projects, 5.400%, 7/01/05

    125,000    The Turnpike Authority of Kentucky, Resource Recovery, Road                  No Opt. Call          A+        125,224
                 Revenue Refunding Bonds, 1985 Series A, 6.000%, 7/01/09

    200,000    Regional Airport Authority of Louisville and Jefferson County,               No Opt. Call         AAA        200,318
                 Kentucky, Airport System Revenue Bonds, 1997 Series A, 5.750%,
                 7/01/98 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 0.5%

    250,000    Jefferson County, Kentucky, Capital Projects Corporation, Lease          2/01 at 24 11/16         AAA         55,208
                 Revenue Bonds, Series 1989B, 0.000%, 8/15/19 (Pre-refunded to 2/15/01)
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 2.8%

    400,000    City of Owensboro, Kentucky, Electric Light and Power System                 No Opt. Call         AAA        315,872
                 Revenue Bonds, Series 1993A, 0.000%, 1/01/04 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 8.3%

    200,000    Kenton County, Water District No. 1, Water District Revenue                  No Opt. Call         AAA        214,302
                 Bonds, Series 1995B, 5.600%, 2/01/04

               Kentucky Infrastructure Authority, Revenue Refunding Wastewater Revolving
               Fund Program,Series C:
    150,000      5.300%, 6/01/03                                                            No Opt. Call           A        157,310
    200,000      5.500%, 6/01/05                                                            No Opt. Call           A        213,263

    350,000    Kentucky Infrastructure Authority, Governmental Agencies Program,            No Opt. Call           A        363,789
                 Revenue and Refunding Bonds, 1995 Series H, 5.200%, 8/01/02
-----------------------------------------------------------------------------------------------------------------------------------
$10,865,000    Total Investments - (cost $10,737,735) - 96.8%                                                            11,058,797
===========------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 3.2%                                                                         361,840
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                        $11,420,637
               ====================================================================================================================

         * Optional Call Provision (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

         ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

         N/R  Investment is not rated.

         (WI) Security purchased on a when-issued basis (note 1).

                                 See accompanying notes to financial statements.

                 Portfolio of Investments
                 Nuveen Flagship Michigan Municipal Bond Fund
                 May 31, 1998


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Capital Goods - 0.3%

$ 1,055,000    Michigan Strategic Fund, Limited Obligation Revenue Bonds (WMX               12/03 at 102          A1     $1,108,562
                 Technologies, Inc. Project), Series 1993, 6.000%, 12/01/13
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Cyclical - 2.5%

  2,500,000    Michigan State Strategic Fund, Limited Obligation Refunding Revenue          No Opt. Call          A1      2,933,150
                 Bonds, Series 1991A, 7.100%, 2/01/06

  5,000,000    Michigan State Strategic Fund, Pollution Control Revenue Refunding,           9/05 at 102           A      5,441,950
                 General Motors Corporation, 6.200%, 9/01/20
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 1.5%

  1,000,000    Board of Control of Grand Valley State University, Michigan, General         10/98 at 102           A      1,034,510
                 Revenue Bonds, Series 1988, 7.875%, 10/01/08

    750,000    Michigan Higher Education Student Loan Authority, Student Loan,               6/06 at 102         Aaa        793,253
                 Series A, 5.750%, 6/01/13 (Alternative Minimum Tax)

  1,000,000    Board of Trustees of Michigan State University, General Revenue Bonds,        2/06 at 101         AAA        977,910
                 Series 1996, 5.000%, 2/15/26

  1,000,000    Oakland County Michigan Economic Development Corporation, Limited            11/04 at 102         Aa2      1,140,930
                 Obligation Revenue Refunding, Cranbrook Educational Community,
                 Series C, 6.900%, 11/01/14

  1,000,000    Board of Trustees of Western Michigan University (Michigan), General         11/02 at 102         AAA      1,104,160
                 Revenue Bonds, Series 1992A, 6.250%, 11/15/12
-----------------------------------------------------------------------------------------------------------------------------------
               Forest and Paper Products - 2.3%

  7,500,000    The Economic Development Corporation of Dickinson County (Michigan),         10/03 at 102        Baa1      7,831,050
                 Pollution Control Refunding Revenue Bonds (Champion International
                 Corporation Project), Series 1993, 5.850%, 10/01/18
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 23.8%

  1,000,000    The Economic Development Corporation of the City of Dearborn,                11/05 at 102         AAA      1,068,400
                 Hospital Revenue Bonds (Oakwood Obligated Group), Series 1995A,
                 5.750%, 11/15/15

    500,000    City of Farmington Hills, Hospital Finance Authority (Michigan),              2/02 at 102         AAA        549,940
                 Hospital Revenue Bonds (Botsford General Hospital), Series 1992A,
                 6.500%, 2/15/11

               City of Flint Hospital Building Authority, Revenue Rental Bonds,
               Series 1998B (Hurley Medical Center):
  1,000,000      5.375%, 7/01/18                                                             7/08 at 101         Baa        980,100
  1,000,000      5.375%, 7/01/28                                                             7/08 at 101         Baa        974,490

    500,000    County of Grand Traverse (Michigan), Hospital Finance Authority,              7/02 at 102         AAA        541,635
                 Hospital Revenue Refunding Bonds (Munson Healthcare Obligated Group),
                 Series 1992A, 6.250%, 7/01/22

  1,940,000    City of Kalamazoo (Michigan), Hospital Finance Authority, Hospital            5/03 at 102          A1      2,159,181
                 Revenue Refunding and Improvement Bonds (Bronson Methodist Hospital),
                 Series 1992A, 6.375%, 5/15/17

  6,000,000    City of Kalamazoo (Michigan), Hospital Finance Authority, Hospital            5/06 at 102         AAA      6,369,120
                 Revenue Refunding and Improvement Bonds (Bronson Methodist Hospital),
                 Series 1996, 5.875%, 5/15/26

  1,290,000    Kent Hospital Finance Authority (Michigan), Hospital Revenue                 11/01 at 102         AAA      1,396,077
                 Refunding Bonds (Pine Rest Christian Hospital), Series 1992,
                 6.500%, 11/01/10

  3,530,000    Lake View Community Hospital Authority, Michigan Hospital Revenue             2/07 at 101         N/R      3,472,320
                 Refunding, 6.250%, 2/15/13

  3,000,000    Michigan State Hospital Finance Authority, Revenue Refunding,                 1/00 at 100        BBB+      3,036,360
                 Memorial Hospital, Owosso, Michigan, Series A, 7.375%, 1/01/03

   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care (continued)

$    40,000    Michigan State Hospital Finance Authority, Revenue and                        8/98 at 102           A     $   41,129
                 Refunding Bonds (The Detroit Medical Center Obligated Group),
                 Series 1988B, 8.125%, 8/15/08

  6,500,000    Michigan State Hospital Finance Authority, Revenue and Refunding              8/03 at 102           A      7,089,355
                 Bonds (The Detroit Medical Center Obligated Group), Series 1993A,
                 6.500%, 8/15/18

  2,920,000    Michigan State Hospital Finance Authority, Revenue and Refunding              8/04 at 102           A      2,952,412
                 Bonds (The Detroit Medical Center Obligated Group), Series 1993B,
                 5.500%, 8/15/23

  1,000,000    Michigan State Hospital Finance Authority, Revenue Refunding,                 7/99 at 102         AAA      1,049,110
                 Oakland General Hospital, 7.000%, 7/01/15

  1,000,000    Michigan State Hospital Finance Authority, Revenue Refunding Bonds           11/01 at 102         AAA      1,082,240
                 (Sparrow Obligated Group), Series 1991, 6.500%, 11/15/11

  1,000,000    Michigan State Hospital Finance Authority, Revenue and Refunding              1/05 at 102         AA-      1,086,300
                 Bonds (Otsego Memorial Hospital, Gaylord, Michigan), Series
                 1995, 6.125%, 1/01/15

  2,000,000    Michigan State Hospital Finance Authority, Revenue Refunding, Port            7/05 at 102         AAA      2,064,860
                  Huron Hospital Obligation, 5.500%, 7/01/15

  1,000,000    Michigan State Hospital Finance Authority, Hospital Revenue                  No Opt. Call         BBB      1,074,410
                 Refunding Bonds (Gratiot Community Hospital, Alma, Michigan),
                 Series 1995, 6.100%, 10/01/07

  4,500,000    Michigan State Hospital Finance Authority, Hospital Revenue and               5/06 at 102          AA      4,470,570
                 Refunding Bonds (Henry Ford Health System), Series 1995A,
                 5.250%, 11/15/20

  1,000,000    Michigan State Hospital Finance Authority, Central Michigan                  10/06 at 102         BBB      1,056,430
                 Community Hospital, 6.250%, 10/01/27

  5,250,000    Michigan State Hospital Finance Authority (Mercy Health Services              8/06 at 101         AAA      5,305,073
                 Obligated Group), 1996 Series Q, 5.375%, 8/15/26

  2,000,000    Michigan State Hospital Finance Authority, Revenue Refunding                  8/07 at 101         AA-      2,057,180
                 (Mercy Health Services), Series S, 5.500%, 8/05/20

               Michigan State Hospital Finance Authority, Revenue and Refunding
               Bonds (Genesys Regional Medical Center Obligated Group),
               Series 1998A:
  1,000,000      5.500%, 10/01/18                                                           10/08 at 102         BBB        989,660
  4,000,000      5.500%, 10/01/27                                                           10/08 at 102         BBB      3,948,040

  2,000,000    Michigan State Hospital Finance Authority, Revenue and Refunding             No Opt. Call          A3      1,910,060
                 Bonds (Hackley Hospital Obligated Group), Series 1998A, 5.000%,
                 5/01/18 (WI)

               Pontiac, Michigan, Hospital Finance Authority, Revenue Refunding,
               NOMC Obligation Group:
  3,000,000      6.000%, 8/01/18                                                             8/03 at 102        BBB-      3,051,930

  5,165,000      6.000%, 8/01/23                                                             8/03 at 102        BBB-      5,251,669

  8,345,000    Royal Oak, Michigan, Hospital Finance Authority, Revenue Refunding,           1/06 at 102          AA      8,301,940
                 William Beaumont Hospital, 5.250%, 1/01/20

  2,000,000    City of Saginaw, Hospital Finance Authority (Saginaw General                 10/99 at 102        BBB+      2,115,820
                 Hospital), 7.625%, 10/01/08

    500,000    City of Saginaw (Michigan), Hospital Finance Authority (St. Lukes             7/01 at 102         AAA        541,550
                 Hospital), Revenue Refunding Bonds, Series 1991 C, 6.750%, 7/01/17

  1,000,000    Regents of the University of Michigan, Hospital Revenue Bonds,               12/00 at 100          AA      1,056,530
                 Series 1990, 6.375%, 12/01/24

  3,500,000    Regents of the University of Michigan, Medical Service Plan                  12/01 at 102         Aa2      3,795,260
                 Revenue Bonds, Series 1991, 6.500%, 12/01/21

-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 3.4%

    435,000    Grand Rapids Housing Corporation, Multifamily Revenue Refunding               1/04 at 104         AAA        487,187
                 Bonds, Series 1992 (FHA Insured Mortgage Loan--Section 8
                 Assisted, Elderly Project), 7.375%, 7/15/41

    750,000    Grand Rapids Housing Finance Authority, Multifamily Housing                   9/04 at 100         AAA        824,978
                 Refunding Revenue Bonds, Series 1990A (Fannie Mae Collateralized),
                 7.625%, 9/01/23

  1,190,000    Michigan State Housing Development Authority, Limited Obligation             10/05 at 102         Aaa      1,276,620
                 Multi-Family Revenue Refunding Bonds, Series 1995A (GNMA
                 Collateralized Program--Parc Pointe Apartments), 6.500%,
                 10/01/15

  6,000,000    Michigan State Housing Development Authority, Series I, 0.000%,              No Opt. Call         AA-      1,595,520
                 4/01/14

  5,000,000    Michigan State Housing Development Authority, Rental Housing                  4/01 at 102         AA-      5,362,150
                 Revenue Bonds, 1990 Series B, 7.550%, 4/01/23

               Portfolio of Investments
               Nuveen Flagship Michigan Municipal Bond Fund (continued) May 31, 1998


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily (continued)

   $290,000    Michigan State Housing Development Authority, Rental Housing Revenue         No Opt. Call         AA-     $  311,448
                 Bonds, 1991 Series B, 7.100%, 4/01/21

    460,000    Michigan State Housing Development Authority, Rental Housing Revenue         10/02 at 102         AA-        494,422
                 Bonds, 1992 Series A, 6.650%, 4/01/23

  1,000,000    Michigan State Housing Development Authority, Rental Housing Revenue          6/05 at 102         AAA      1,060,980
                 Bonds, 1995 Series B, 6.150%, 10/01/15
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 4.7%

               Michigan State Housing Development Authority, Single Family Mortgage
                 Revenue, Series A:
  2,000,000      6.450%, 12/01/14                                                            6/04 at 102         AA+      2,124,360
  1,280,000      7.500%, 6/01/15                                                             6/00 at 102         AA+      1,338,509
    415,000      7.700%, 12/01/16                                                            6/99 at 102         AA+        426,126
  1,250,000      6.050%, 12/01/27 (Alternative Minimum Tax)                                  6/07 at 102         AAA      1,314,638

  3,250,000    Michigan State Housing Development Authority, Single Family Mortgage         12/00 at 102         AA+      3,419,293
                 Revenue, Series C, 7.550%, 12/01/15

  3,930,000    Michigan State Housing Development Authority, Single Family Mortgage         12/04 at 102         AA+      4,124,181
                 Revenue Refunding, Series C, 6.500%, 6/01/16

  1,500,000    Michigan State Housing Development Authority, Single Family Mortgage          6/05 at 102         AA+      1,612,635
                 Revenue Bonds, 1995 Series A, 6.800%, 12/01/16

  1,500,000    Michigan State Housing Development Authority, Single Family Mortgage         12/06 at 102         AA+      1,579,005
                 Revenue, Series D, 5.950%, 12/01/16
-----------------------------------------------------------------------------------------------------------------------------------
               Long Term Care - 2.5%

  2,500,000    The Economic Development Corporation of the City of Kalamazoo (Kalamazoo      5/07 at 102         BBB      2,647,475
                 County, Michigan), Limited Obligation Revenue and Refunding Bonds
                 (Friendship Village of Kalamazoo), Series 1997A, 6.250%, 5/15/27

  1,200,000    Michigan State Hospital Finance Authority, Revenue Bonds (Presbyterian        7/05 at 102         N/R      1,288,428
                 Villages of Michigan Obligation Group), 6.500%, 1/01/25

               Michigan State Hospital Finance Authority, Revenue Bonds (Presbyterian
               Villages of Michigan Obligation Group), Series 1997:
    600,000      6.375%, 1/01/15                                                             1/07 at 102         N/R        644,172
    500,000      6.375%, 1/01/25                                                             1/07 at 102         N/R        534,320

               Michigan Strategic Fund, Limited Obligation Revenue Bonds (Porter Hills
               Presbyterian Village Inc. Project), Series 1998:
    400,000      5.300%, 7/01/18                                                             7/08 at 101           A        400,644
  2,675,000      5.375%, 7/01/28                                                             7/08 at 101           A      2,654,750

    250,000    The Economic Development Corporation of the City of Warren, Nursing Home      3/02 at 101         Aaa        265,868
                 Revenue Refunding Bonds (GNMA Mortgage-Backed Security-Autumn Woods
                 Project), Series 1992, 6.900%, 12/20/22
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 16.3%

    400,000    County of Bay, Michigan, Bay County West Side Regional Sewage Disposal       11/98 at 102           A        411,252
                 System Bonds, 6.400%, 5/01/02

  5,000,000    Brighton Area Schools, County of Livingston, State of Michigan, 1992         No Opt. Call         AAA      1,626,100
                 Refunding Bonds, Series II (General Obligation Unlimited Tax),
                 0.000%, 5/01/20

  3,600,000    School District of the City of Detroit, Wayne County, Michigan, School        5/06 at 102         AAA      3,792,204
                 Building and Site Improvement Bonds (Unlimited Tax General Obligation),
                 Series 1996A, 5.700%, 5/01/25

    500,000    City of East Lansing Building Authority, County of Ingham, State of          10/99 at 102          AA        529,420
                 Michigan, Building Authority Refunding Bonds, Series 1991,
                 7.000%, 10/01/16

  2,430,000    School District of the City of Garden City, County of Wayne, State of         5/04 at 101         AAA      2,692,926
                 Michigan, 1994 Refunding Bonds (General Obligation - Unlimited Tax),
                 6.400%, 5/01/11

  1,000,000    Lake Orion Community School District, County of Oakland, State of             5/05 at 101         AAA      1,027,070
                 Michigan, 1995 Refunding Bonds (General Obligation-Unlimited Tax),
                 5.500%, 5/01/20


  Principal                                                                                Optional Call                     Market
     Amount     Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General (continued)

$ 1,000,000     School District of the City of Lincoln Park, County of Wayne, State of       5/08 at 100         AAA     $   972,100
                  Michigan, 1998 Refunding Bonds (Unlimited Tax), 5.000%, 5/01/26 (WI)

    510,000     Livingston County, Michigan, Genoa, Oceola Sanitation Sewer No. 1,           5/99 at 102           A         530,247
                  6.000%, 5/01/08

  2,700,000     Livonia, Michigan Public Schools School District, Series II,                No Opt. Call         AAA       1,719,441
                  0.000%, 5/01/08

  2,410,000     Mona Shores, Michigan, School District, School District                      5/05 at 102         AAA       2,529,849
                  Building and Site, 5.500%, 5/01/14

                Okemos Public Schools, County of Ingham, State of Michigan, 1993
                Refunding Bonds:
  1,000,000       0.000%, 5/01/17                                                           No Opt. Call         AAA         381,360
  1,020,000       0.000%, 5/01/18                                                           No Opt. Call         AAA         368,954

  1,500,000     Portage Lake, Michigan, Water and Sewer Authority, Refunding,               10/05 at 102         AAA       1,665,450
                  6.200%, 10/01/20

                Commonwealth of Puerto Rico, Public Improvement Bonds of 1994
                (General Obligation Bonds):
  3,125,000       6.450%, 7/01/17                                                            7/04 at 102         AAA       3,545,500
  2,370,000       6.500%, 7/01/23                                                        7/04 at 101 1/2         AAA       2,695,211

    500,000     Redford Union Schools, District No. 1, County of Wayne, State               No Opt. Call         AAA         499,285
                  of Michigan, 1997 Refunding Bonds (General
                  Obligation - Unlimited Tax), 5.000%, 5/01/22

  2,420,000     Rockford Public Schools, Kent County, 1997 School Building                   5/07 at 100         AAA       2,426,728
                  and Site Bonds, General Obligation Unlimited Tax, 5.250%, 5/01/27

  1,650,000     Saint Clair County Building Authority, Michigan, General                     4/06 at 101         AAA       1,698,807
                  Obligation Bonds, 5.375%, 4/01/15

    750,000     South Lyon Community Schools, Counties of Oakland, Washtenaw                 5/01 at 102         AA+         802,763
                  and Livingston, State of Michigan, 1991 Refunding Bonds
                  (General Obligation-Unlimited Tax), 6.250%, 5/01/14

  2,925,000     Spring Lake Public Schools, General Obligation Bonds, Series                 5/07 at 100         AAA       3,068,647
                  1997, 5.700%, 5/01/23

                Waterford, Michigan, School District:
  2,470,000       6.370%, 6/01/14                                                            6/04 at 101         AAA       2,773,884
  2,500,000       6.250%, 6/01/23                                                            6/04 at 101         AAA       2,791,150

  5,000,000     Wayland, Michigan, Unit School District, 6.250%, 5/01/14                     5/05 at 101         AAA       5,636,250

  1,250,000     Wayne County, Michigan, Building Authority, Capital Improvement,             6/06 at 102         AAA       1,266,500
                  Series A, 5.250%, 6/01/16

  3,270,000     West Ottawa, Michigan, Public School District Refunding, 0.000%, 5/01/17    No Opt. Call         AAA       1,247,047

  2,000,000     Western Townships Utilities Authority, Sewage Disposal System                1/99 at 102        BBB+       2,086,040
                  Bonds, Series 1989, 8.200%, 1/01/18

  1,000,000     Western Townships Utilities Authority, Sewage Disposal System Refunding      1/02 at 100         AAA       1,071,370
                  Bonds, Series 1991, 6.500%, 1/01/10

  5,175,000     Williamston Community School District, General Obligation-Unlimited Tax,    No Opt. Call         AAA       5,547,341
                  Series 1996, 5.500%, 5/01/25
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited -- 16.3%

  2,000,000     City of Detroit Building Authority, Building Authority Revenue Bonds         2/07 at 101           A       2,150,700
                  (District Court Madison Center), Series A, 6.150%, 2/01/11

 10,700,000     City of Detroit (Michigan), Downtown Development Authority,                  7/06 at 102          A-      11,555,358
                  Tax Increment Refunding Bonds (Development Area No. 1
                  Projects), Series 1996C, 6.250%, 7/01/25

  9,460,000     Detroit/Wayne County Stadium Authority (State of Michigan), Building         2/07 at 102         AAA       9,489,988
                  Authority, Series 1997 (Wayne County Limited Tax General
                  Obligation), 5.250%, 2/01/27

                Downtown Development Authority of the City of Grand Rapids, Michigan, Tax
                Increment Revenue Bonds, Series 1994:
  3,985,000       0.000%, 6/01/17                                                           No Opt. Call         AAA       1,513,304
  3,495,000       0.000%, 6/01/18                                                           No Opt. Call         AAA       1,258,829
  1,650,000       6.875%, 6/01/24                                                            6/04 at 102         AAA       1,879,482

  2,000,000     Lansing, Michigan, Building Authority, Refunding, 5.600%, 6/01/19            6/05 at 101         AA+       2,086,740

    250,000     Michigan Municipal Bond Authority, State Revolving Fund Revenue Bonds,      12/01 at 100         AAA         251,443
                  Series 1992A, 4.750%, 12/01/09

  5,500,000     Michigan Municipal Bond Authority, Revenue Refunding, Government Loan,      No Opt. Call         AAA       3,576,210
                  Series A, 0.000%, 12/01/07

  2,800,000     Michigan Municipal Bond Authority, Local Government Loan, Series            No Opt. Call         AAA       1,773,240
                  C, 0.000%, 6/15/08




               Portfolio of Investments
               Nuveen Flagship Michigan Municipal Bond Fund (continued)
               May 31, 1998

  Principal                                                                                Optional Call                     Market
  Amount       Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

               State Building Authority, State of Michigan, 1991 Revenue Refunding
                 Bonds, Series I:
 $1,000,000      6.750%, 10/01/11                                                           10/01 at 102          AA     $1,089,450
  5,000,000      6.250%, 10/01/20                                                           10/01 at 102          AA      5,344,600

  7,585,000    State Building Authority, State of Michigan, 1991 Revenue Bonds,             10/01 at 102          AA      8,107,758
                 Series II, 6.250%, 10/01/20

  2,260,000    Puerto Rico Highway and Transportation Authority, 6.625%, 7/01/12         7/02 at 101 1/2           A      2,482,587

  1,500,000    Puerto Rico Highway and Transportation Authority, Transportation              7/08 at 101           A      1,449,600
               Revenue Bonds, Series A, 5.000%, 7/01/38

  1,085,000    Romulus, Michigan, Tax Increment Finance Authority, Limited                  11/06 at 100         N/R      1,153,594
               Obligation Revenue, 6.750%, 11/01/19

    250,000    Capital Region Airport Authority (Lansing, Michigan), Airport                 7/02 at 102         AAA        273,408
               Revenue Bonds, Series 1992, 6.700%, 7/01/21 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 16.7%

  1,000,000    City of Battle Creek, County of Calhoun, State of Michigan,                   5/04 at 102     BBB+***      1,186,130
                 Battle Creek Downtown Development Authority, 1994 Development Bonds,
                 7.600%, 5/01/16 (Pre-refunded to 5/01/04)

  1,800,000    City of Battle Creek, County of Calhoun, State of Michigan, Tax               5/04 at 102       A-***      2,120,544
                 Increment Finance Authority, 1994 Development Bonds, 7.400%, 5/01/16
                 (Pre-refunded to 5/01/04)

  1,000,000    City of Bay City, County of Bay, State of Michigan, Electric                  1/01 at 102         AAA      1,081,730
               Utility System Revenue Bonds, 1991 Series, 6.600%, 1/01/12
                 (Pre-refunded to 1/01/01)

  1,895,000    Buena Vista School District, County of Saginaw, State of                      5/01 at 102      N/R***      2,093,520
                 Michigan, 1991 School Building and Site Bonds (General Obligation
                 Unlimited Tax), 7.200%, 5/01/16 (Pre-refunded to 5/01/01)

  1,000,000    The Central Michigan University Board of Trustees, General                   10/00 at 102       A+***      1,084,630
                 Revenue Bonds, Series 1990, 7.000%, 10/01/10 (Pre-refunded to 10/01/00)

    750,000    City of Detroit, Michigan, General Obligation Bonds (Unlimited                4/01 at 102         AAA        842,558
                 Tax), Series 1991, 8.000%, 4/01/11 (Pre-refunded to 4/01/01)

    300,000    School District of the City of Detroit, Wayne County, Michigan,               5/00 at 102      N/R***        326,073
                 School Building and Site Bonds, Series XXIII, 7.750%, 5/01/10
                 (Pre-refunded to 5/01/00)

  1,650,000    School District of the City of Detroit, Wayne County, Michigan,               5/01 at 102      AA+***      1,818,663
                 School Building and Site Bonds (Unlimited Tax General Obligation),
                 Series 1991, 7.150%, 5/01/11 (Pre-refunded to 5/01/01)

  1,000,000    City of Detroit, Michigan, Sewage Disposal System Revenue Bonds,          7/99 at 101 1/2         AAA     1,050,090
                 Series 1989, 7.125%, 7/01/19 (Pre-refunded to 7/01/99)

  2,000,000    City of Detroit, Michigan, Water Supply System Revenue Bonds,                 7/00 at 102         AAA     2,168,900
                 Series 1990, 7.250%, 7/01/20 (Pre-refunded to 7/01/00)

    500,000    City of Farmington Hills Hospital Finance Authority (Michigan),               2/02 at 102         AAA       549,940
                 Hospital Revenue Bonds (Botsford General Hospital), Series 1992A,
                 6.500%, 2/15/22 (Pre-refunded to 2/15/02)

  3,000,000    City of Grand Rapids, Michigan, Water Supply System Improvement               1/00 at 102         AAA     3,208,950
                 Revenue Bonds, Series 1990, 7.250%, 1/01/20 (Pre-refunded to 1/01/00)

  2,500,000    Haslett Public Schools, Counties of Ingham, Clinton and                       5/00 at 101      AA+***     2,685,575
                 Shiawassee, State of Michigan, 1990 School Building and Site Bonds,
                 7.500%, 5/01/20 (Pre-refunded to 5/01/00)

    750,000    City of Hudsonville Building Authority, County of Ottawa, State              10/02 at 102         AAA       836,843
                 of Michigan, Building Authority Refunding Bonds, Series 1992, 6.600%,
                 10/01/17 (Pre-refunded to 10/01/02)

  2,000,000    Huron Valley School District, Counties of Oakland and                         5/01 at 102      N/R***     2,198,220
                 Livingston, State of Michigan, 1991 School Building and Site Bonds,
                   7.100%, 5/01/08 (Pre-refunded to 5/01/01)

  4,000,000    Lake Orion, Michigan, Community School District, Refunding,                   5/05 at 101         AAA     4,682,080
                 7.000%, 5/01/15 (Pre-refunded to 5/01/05)
                 City of Marquette, Hospital Finance Authority, Hospital Revenue
                 Refunding Bonds (Marquette General Hospital, Marquette, Michigan),
                 1989 Series C:

    930,000      7.500%, 4/01/07 (Pre-refunded to 4/01/99)                                   4/99 at 102       A+***       976,537

  2,240,000      7.500%, 4/01/19 (Pre-refunded to 4/01/99)                                   4/99 at 102       A+***     2,352,090

    825,000    Menominee, Michigan, Area Public School District, 7.400%, 5/01/20             5/00 at 102      AA+***       893,343
                 (Pre-refunded to 5/01/00)

  3,000,000    Michigan Higher Education Facilities Authority, Limited                       5/01 at 103        A***     3,347,070
                 Obligation, Aquinas College Project, 7.350%, 5/01/11 (Pre-refunded to 5/01/01)

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

 $  555,000    Michigan Municipal Bond Authority, State Revolving Fund Reserve              10/02 at 102      AA+***    $   618,553
               Bonds, Series 1992A, 6.600%, 10/01/18 (Pre-refunded to 10/01/02)

               Michigan Municipal Bond Authority, State Revolving Fund Revenue
               Bonds, Series 1994:
    950,000      7.000%, 10/01/04                                                           No Opt. Call         AA+      1,094,619
  1,000,000      6.500%, 10/01/14 (Pre-refunded to 10/01/04)                                10/04 at 102      AA+***      1,141,230
  1,000,000      6.500%, 10/01/17 (Pre-refunded to 10/01/04)                                10/04 at 102      AA+***      1,141,230

    500,000    Michigan State Hospital Finance Authority, Hospital Revenue Bonds            12/02 at 102         AAA        564,795
                 (MidMichigan Obligated Group), Series 1992, 6.900%, 12/01/24
                 (Pre-refunded to 12/01/02)

  1,000,000    Michigan State Hospital Finance Authority, Henry Ford Health                  7/00 at 102         AAA      1,078,860
                 System, Series A, 7.000%, 7/01/10 (Pre-refunded to 7/01/00)

  6,000,000    Michigan Hospital Finance Authority (Oakwood Hospital Obligated               7/00 at 102         AAA      6,485,040
                 Group), 7.100%, 7/01/18 (Pre-refunded to 7/01/00)

    800,000    Michigan State Hospital Finance Authority, Sisters of Mercy                   2/01 at 102         AAA        878,480
                 Health Corporation, 7.200%, 2/15/18 (Pre-refunded to 2/15/01)

  1,000,000    Michigan State Hospital Finance Authority, Hospital Revenue Bonds            11/01 at 102      Aa2***      1,109,590
                 (Daughters of Charity National Health System-Providence Hospital),
                 Series 1991, 7.000%, 11/01/21 (Pre-refunded to 11/01/01)

  2,400,000    Oakland County, Michigan, Economic Development Corporation,                   1/00 at 102      N/R***      2,648,232
                 Limited Obligation Revenue, Pontiac Osteopathic Hospital
                 Project, 9.625%, 1/01/20 (Pre-refunded to 1/01/00)

  1,800,000    Puerto Rico Commonwealth Highway Authority, Highway Revenue,                  7/00 at 102         AAA      1,971,414
                 Series Q, 7.750%, 7/01/16 (Pre-refunded to 7/01/00)

  1,040,000    Rockford Public Schools, County of Kent, State of Michigan, 1990              5/00 at 101      N/R***      1,113,611
                 School Building and Site Refunding Bonds (General Obligation
                 Bonds), 7.375%, 5/01/19 (Pre-refunded to 5/01/00)

    180,000    Saginaw-Midland Municipal Water Supply Corporation, State of                  9/04 at 102        A***        208,737
                 Michigan, Water Supply Revenue Bonds (Limited Tax General
                 Obligation), Series 1992, 6.875%, 9/01/16 (Pre-refunded
                 to 9/01/04)

  7,000,000    Vicksburg Community Schools, Counties of Kalamazoo and St.                 5/06 at 37 1/4         AAA      1,837,360
                 Joseph, State of Michigan, 1991 School Building and Site
                 Bonds, 0.000%, 5/01/20 (Pre-refunded to 5/01/06)
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 3.4%

    400,000    Michigan Public Power Agency, Belle River Project Refunding                   1/03 at 102         AA-        400,644
                 Revenue Bonds, 1993 Series A, 5.250%, 1/01/18

  3,000,000    Michigan State South Central Power Agency, Power Supply System               11/04 at 102        BBB+      3,415,890
                 Revenue Refunding, 7.000%, 11/01/11

  3,500,000    Michigan State Strategic Fund, Limited Obligation Revenue                     6/04 at 102         AAA      3,901,240
                 Refunding, Detroit Education Company, Series B, 6.450%, 6/15/24

  1,000,000    Monroe County, Michigan, Economic Development Corporation,                   No Opt. Call         AAA      1,269,020
                 Limited Obligation Revenue Refunding Collateralized, Detroit
                 Edison Company, Series Aa, 6.950%, 9/01/22

  1,000,000    County of Monroe, Michigan, Pollution Control Revenue Bonds (The             No Opt. Call         AAA      1,106,360
                 Detroit Edison Company Project), Series A-1994, 6.350%, 12/01/04
                 (Alternative Minimum Tax)

  4,000,000    Puerto Rico Electric Power Authority, Power Revenue, Formerly                No Opt. Call         AAA      1,569,920
                 Puerto Rico Commonwealth Water Resource Authority Power, Capital
                 Appreciation Refunding, Series N, MBIA, IBC, 0.000%, 7/01/17
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 6.3%

               City of Detroit, Michigan, Sewage Disposal System, Revenue Refunding
               Bonds, Series 1995-B:
  1,500,000      5.250%, 7/01/15                                                             7/05 at 101         AAA      1,525,950
 10,500,000      5.250%, 7/01/21                                                             7/05 at 101         AAA     10,529,610

  2,885,000    City of Detroit, Michigan, Sewage Disposal System Revenue Bonds,              7/07 at 101         AAA      2,813,856
                 Series 1997-A, 5.000%, 7/01/22

  1,570,000    City of Detroit, Michigan, Water Supply System Revenue, Second               No Opt. Call         AAA      1,701,235
                 Lien Bonds, Series 1995-A, 5.550%, 7/01/12

  2,230,000    City of Detroit, Michigan, Water Supply System Revenue, Second               No Opt. Call         AAA      2,416,405
                 Lien Bonds, Series 1995-B, 5.550%, 7/01/12

                    Portfolio of Investments
                    Nuveen Flagship Michigan Municipal Bond Fund (continued) May 31, 1998

   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer (continued)

$  1,000,000   City of Grand Rapids, Michigan, Sanitary Sewer System Improvement             1/00 at 102        AA--   $  1,063,349
                 Revenue Refunding Bonds, Series 1990, 7.000%, 1/01/16

   1,250,000   Michigan Municipal Bond Authority, State Revolving Fund, 5.125%,             10/07 at 101         AA+      1,247,437
                 10/01/20
------------------------------------------------------------------------------------------------------------------------------------
$348,855,000   Total Investments -- (cost $309,809,533) -- 100.0%                                                       340,187,675
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities -- 0.0%                                                                       (123,085)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets -- 100%                                                                                      $340,064,590
               =====================================================================================================================


         * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

         ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

         *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

         N/R  Investment is not rated.

         (WI) Security purchased on a when-issued basis (note 1).

                                 See accompanying notes to financial statements.

                    Portfolio of Investments
                    Nuveen Flagship Ohio Municipal Bond Fund
                    May 31, 1998

   Principal                                                                              Optional Call                     Market
      Amount   Description                                                                  Provisions*   Ratings**          Value
----------------------------------------------------------------------------------------------------------------------------------
               Basic Materials -- 0.3%

  $1,650,000   Toledo, Lucas County, Ohio, Port Authority, Port Revenue                     3/02 at 102        AA--     $1,846,218
                Refunding Facilities, Cargill Inc. Project, 7.250%, 3/01/22
----------------------------------------------------------------------------------------------------------------------------------
               Capital Goods -- 0.2%

   1,425,000   Ohio Water Development Authority, Revenue Bonds, USA Waste                   3/02 at 102         N/R      1,545,498
                Services, Series 1992, 7.750%, 9/01/07 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
               Consumer Staples -- 0.1%

   1,000,000   Summit County, Ohio, Industrial Development Revenue, Century                11/99 at 100         Aa1      1,022,880
                Products Inc. Project, 7.750%, 11/01/05
----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations -- 4.4%

   1,000,000   Kent State University (A State University of Ohio), General                  5/02 at 102         AAA      1,091,710
                Receipts Bonds, Series 1992, 6.500%, 5/01/22

   2,050,000   Miami University, Ohio, University Revenues, 6.900%, 12/01/04               12/99 at 102          A+      2,175,583

   3,500,000   State of Ohio, Education Loan Revenue Bonds, Series 1997
                (Supplemental Student Loan Program), 1997A1, 5.850%, 12/01/19                6/07 at 102         AAA      3,635,275
                (Alternative Minimum Tax)

   1,750,000   State of Ohio (Ohio Higher Educational Facility Commission),                12/04 at 102         AAA      1,852,235
                Higher Educational Facility Revenue Bonds (University of Dayton,
                1994 Project), 5.800%, 12/01/19

   2,025,000   State of Ohio (Ohio Higher Educational Facility Commission),                12/03 at 102         AAA      2,267,312
                Higher Educational Facility Mortgage Revenue Bonds (University of
                Dayton, 1992 Project), 6.600%, 12/01/17

   1,200,000   State of Ohio (Ohio Higher Educational Facility Commission),                 9/06 at 101         N/R      1,256,364
                Higher Educational Facility Revenue Bonds (The University of
                Findlay, 1996 Project), 6.125%, 9/01/16

   7,000,000   State of Ohio, Higher Educational Facility Revenue Bonds (Xavier             5/07 at 102         AAA      7,136,360
                University 1997 Project), 5.375%, 5/15/22
               Ohio Higher Educational Facility Commission, Case Western Reserve
                University, Ohio:
   1,870,000   7.125%, 10/01/14                                                            10/00 at 102          AA      2,037,608
     750,000   6.500%, 10/01/20                                                            No Opt. Call          AA        902,565

   2,250,000   Ohio State Higher Educational Facility, John Carroll University              4/07 at 102          A2      2,387,790
                Project Revenue, 5.750%, 4/01/19

   4,250,000   University of Cincinnati (Ohio), General Receipts Bonds, Series              6/07 at 100         AAA      4,321,273
                AB, 5.375%, 6/01/20

   1,230,000   Youngstown State University, Ohio, General Receipts, 6.000%,                12/04 at 102         AAA      1,375,386
                12/15/16
----------------------------------------------------------------------------------------------------------------------------------
               Energy -- 0.5%

   2,125,000   County of Ashtabula, Ohio, Industrial Development Refunding                  5/02 at 102        Baa1      2,299,165
                Revenue Bonds, 1992 Series A (Ashland Oil, Inc. Project), 6.900%,
                5/01/10

   1,000,000   Ohio Air Quality Development Authority, State of Ohio, Air                   4/01 at 102        Baa1      1,062,490
                Quality Development Refunding Revenue Bonds, Series 1992 (Ashland
                Oil, Inc. Project), 6.850%, 4/01/10
----------------------------------------------------------------------------------------------------------------------------------
               Health Care -- 14.9%

   1,250,000   County of Butler, Ohio, Hospital Facilities Revenue Refunding and            1/02 at 102       BBB--      1,357,088
                Improvement Bonds, Series 1991 (Fort Hamilton-Hughes Memorial
                Hospital Center), 7.500%, 1/01/10

               City of Cambridge, Ohio, Hospital Revenue Refunding Bonds, Series
                1991 (Guernsey Memorial Hospital Project):
     500,000   8.000%, 12/01/06                                                            12/01 at 102         BBB        556,610
   1,000,000   8.000%, 12/01/11                                                            12/01 at 102         BBB      1,112,190

Portfolio of Investments

May 31, 1998


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care (continued)

$ 1,500,000    County of Cuyahoga, Ohio, Hospital Improvement and Refunding Revenue          1/06 at 102         AAA   $  1,560,390
                 Bonds, Series 1996A (University Hospitals Health System, Inc. Project),
                 5.625%, 1/15/26

  1,000,000    County of Cuyahoga, Ohio, Hospital Improvement and Refunding Revenue          2/07 at 102         AAA      1,046,190
                 Bonds, Series 1997 (The MetroHealth System Project), 5.625%, 2/15/17

  2,000,000    Cuyahoga County, Ohio, Industrial Development Refunding Revenue Bonds,        8/01 at 103         AAA      2,206,320
                 Series 1991 (University Health Care Center Project), 7.300%, 8/01/11

  2,010,000    County of Erie, Ohio, Hospital Improvement and Refunding Revenue Bonds,       1/02 at 102           A      2,195,302
                 Series 1992 (Firelands Community Hospital Project), 6.750%, 1/01/08

               County of Franklin, Ohio, Hospital Refunding and Improvement Revenue
               Bonds, 1996 Series A (The Childrens Hospital Project):
  1,575,000      5.750%, 11/01/15                                                           11/06 at 101          Aa      1,667,689
  5,275,000      5.875%, 11/01/25                                                           11/06 at 101          Aa      5,614,130

               County of Franklin, Ohio, Hospital Revenue Bonds, Holy Cross Health
               Systems Corporation, Series 1996:
    965,000      5.800%, 6/01/16                                                             6/06 at 102          AA      1,019,822
  2,000,000      5.875%, 6/01/21                                                             6/06 at 102          AA      2,142,960

  1,500,000    Franklin County, Ohio, Hospital Revenue Refunding Bonds (Holy Cross           6/00 at 102         AAA      1,624,515
                 Health System--Mt. Carmel Health), Series 1990-A, 7.625%, 6/01/09

               City of Garfield Heights, Ohio, Hospital Improvement and Refunding
               Revenue Bonds, Series 1992B (Marymount Hospital Project):
  3,000,000      6.650%, 11/15/11                                                           11/02 at 102           A      3,272,790
  3,500,000      6.700%, 11/15/15                                                           11/02 at 102           A      3,822,245

  3,000,000    County of Hamilton, Ohio, Hospital Facilities Revenue Refunding Bonds,        1/03 at 102           A      3,246,030
                 Series 1992A (Bethesda Hospital, Inc.), 6.250%, 1/01/12

  1,720,000    Franciscan Sisters of the Poor Health System, Inc., Hamilton County,          7/02 at 102        Baa1      1,858,305
                 Ohio, Health System Revenue Bonds, Providence Hospital Issue, Series
                 1992, 6.875%, 7/01/15

  7,890,000    Lorain County, Ohio, Hospital Revenue Refunding, EMH Regional Medical        11/05 at 102         AAA      7,979,788
                 Center, 5.375%, 11/01/21

  2,250,000    County of Lorain, Ohio, Hospital Facilities Revenue Bonds, Series 1997 B      9/07 at 102         AAA      2,326,163
                 (Catholic Healthcare Partners), 5.500%, 9/01/27

  1,000,000    County of Lucas, Ohio, Hospital Improvement Revenue Bonds, Series 1990A       8/00 at 102         AAA      1,071,800
                 (St. Vincent Medical Center), 6.750%, 8/15/20

  3,000,000    County of Lucas, Ohio, Hospital Improvement Revenue Bonds, Series 1992        8/02 at 102         AAA      3,289,470
                 (St. Vincent Medical Center), 6.500%, 8/15/12

    500,000     Mansfield, Hospital Improvement Revenue (Mansfield General Hospital),       12/01 at 102         AAA        546,765
                 6.700%, 12/01/09

  2,000,000    County of Marion, Ohio, Hospital Refunding and Improvement Revenue Bonds,     5/06 at 102        BBB+      2,191,880
                 Series 1996 (The Community Hospital), 6.375%, 5/15/11

  1,250,000    Maumee Hospital Facilities Revenue (St. Lukes Hospital), 5.800%, 12/01/14    12/04 at 102         AAA      1,338,788

  4,405,000    County of Miami, Ohio, Hospital Facilities Revenue Refunding and              5/06 at 102         BBB      4,681,722
                 Improvement Bonds, Series 1996A (Upper Valley Medical Center), 6.250%,
                 5/15/16

  4,205,000    Miami County, Ohio, Hospital Facilities Revenue Refunding & Improvement,      5/06 at 102         BBB      4,469,158
                 Upper Valley Medical Center, Series C,  6.250%, 5/15/13

               City of Middleburg Heights, Ohio, Hospital Improvement Refunding Revenue
               Bonds, Series 1995 (Southwest General Health Center Project):
  4,000,000      5.625%, 8/15/15                                                             8/08 at 102         AAA      4,233,600
  2,000,000      5.750%, 8/15/21                                                             8/08 at 102         AAA      2,130,020

 11,000,000    Montgomery County, Ohio, Health System Revenue Bonds, Franciscan Medical      1/08 at 102        Baa1     11,018,040
                 Center Dayton Campus Issue, Series 1997, 5.500%, 7/01/18

               County of Montgomery, Ohio, Hospital Facilities Revenue Refunding and
               Improvement Bonds, Series 1996 (Kettering Medical Center):
  1,500,000      5.625%, 4/01/16                                                             4/06 at 102         AAA      1,568,490
  7,000,000      6.250%, 4/01/20                                                            No Opt. Call         AAA      8,183,070


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care (continued)

$ 2,500,000    Montgomery County, Ohio, Sisters Charity Health Care, Series A,               5/03 at 101         AAA    $ 2,755,325
                6.250%, 5/15/08

  2,790,000    City of Mount Vernon, Ohio, Hospital Refunding Revenue Bonds, Series          6/02 at 100         N/R      2,852,663
                1986A (Knox Community Hospital), 7.875%, 6/01/12

  1,725,000    County of Shelby, Ohio, Hospital Facilities Revenue Refunding and             9/02 at 102         BBB      1,929,326
                Improvement Bonds, Series 1992 (The Shelby County Memorial Hospital
                Association), 7.700%, 9/01/18

  2,750,000    County of Trumbull, Ohio, Hospital Refunding and Improvement Revenue         11/01 at 102         AAA      3,112,230
                Bonds, Series 1991 (Trumbull Memorial Hospital Project), Series 1991
                B, 6.900%, 11/15/12

    750,000    County of Tuscarawas, Ohio, Hospital Facilities Revenue Bonds, Series        10/03 at 102        Baa2        800,843
                1993A (Union Hospital Project), 6.500%, 10/01/21

  1,500,000    Washington County (Marietta Area Health Care Project), 7.375%, 9/01/12        9/02 at 102        Baa1      1,649,175
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily -- 3.9%

 16,160,000    County of Franklin, Ohio, Mortgage Revenue Bonds, Series 1997 (GNMA          10/07 at 103         Aaa     16,389,795
                Collateralized -- Columbus Properties Project), 5.600%, 4/20/39
                (Alternative Minimum Tax)

  6,200,000    Hamilton County, Multi-Family Housing Revenue Bonds (Huntington               1/07 at 102         AAA      6,374,158
                Meadows Project), Series 1997, 5.700%, 1/01/27 (Alternative Minimum Tax)

  2,800,000    Ohio Capital Corporation for Housing, Mortgage Revenue Refunding, FHA,       11/02 at 100         AAA      2,827,832
                Section 8 Assisted Project, Series C, 5.700%, 1/01/24

               Ohio Capital Corporation for Housing, Multifamily Housing Refunding
                Revenue Bonds, Series 1989A:
    310,000     7.500%, 11/01/11                                                            11/02 at 100         AAA        326,291
  1,215,000     7.600%, 11/01/23                                                            11/02 at 100         AAA      1,278,836
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family -- 5.7%

  5,000,000    Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, 1996         9/07 at 102         AAA      5,141,450
                Series B-3 (Mortgage-Backed Securities Program), 5.750%, 9/01/28
                (Alternative Minimum Tax)

  5,500,000    Ohio Housing Finance Agency, Residential Mortgage Revenue, Series C,          9/07 at 102         AAA      5,655,595
                5.750%, 9/01/28 (Alternative Minimum Tax)

  5,045,000    Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, 1997         3/08 at 101         AAA      5,136,415
                Series D-1 (Mortgage-Backed Securities Program), 5.500%, 3/01/19
                (Alternative Minimum Tax)

  1,990,000    Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,              9/04 at 102         AAA      2,110,156
                Series 1994-A1 (GNMA Mortage-Backed Securities Program), 6.100%, 9/01/14

  5,255,000    Ohio Housing Finance Agency, Residential Mortgage Revenue, Series B-1,        9/04 at 102         AAA      5,633,518
                6.375%, 9/01/14

 12,995,000    Ohio Housing Finance Agency, Residential Mortgage Revenue, Series A-1,        9/07 at 102         AAA     13,785,226
                6.150%, 3/01/29 (Alternative Minimum Tax)

    590,000    Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds (GNMA       3/00 at 102         AAA        617,146
                Mortgage-Backed Securities Program), 1990 Series A, 7.400%, 9/01/15

    600,000    Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds             9/00 at 102         AAA        632,526
                (GNMA Mortgage-Backed Securities Program), 1990 Series D, 7.500%, 9/01/13

    265,000    Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds (GNMA       9/01 at 102         AAA        280,932
                Mortgage-Backed Securities Program), 1991 Series D, 7.050%, 9/01/16
-----------------------------------------------------------------------------------------------------------------------------------
               Industrial/Other -- 0.4%

  2,860,000    Cleveland-Cuyahoga County Port Authority (Ohio), Development Revenue          5/08 at 102         N/R      2,773,142
                Bonds (Port of Cleveland Bond Fund -- Jergens, Inc., Project),
                Series 1998A, 5.375%, 5/15/18 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Long Term Care -- 3.5%

  4,030,000    County of Cuyahoga, Ohio, Health Care Facilities Revenue Bonds, Series        6/00 at 100         N/R      4,355,261
                1990 (Altenheim Project), 9.280%, 6/01/15

  2,500,000    Fairlawn, Ohio, Health Care Facilities Revenue Bonds, Series 1989 (The       10/99 at 102         N/R      2,637,150
                Village at Saint Edward Project), 8.750%, 10/01/19

  1,500,000    County of Franklin, Ohio, Health Care Facilities Revenue Bonds, Series        7/03 at 102         N/R      1,524,015
                1993 (Ohio Presbyterian Retirement Services), 6.500%, 7/01/23

               Portfolio of Investments
               Nuveen Flagship Ohio Municipal Bond Fund (continued)
               May 31, 1998




  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------

               Long Term Care (continued)

$ 3,120,000    County of Franklin, Ohio, Health Care Facilities Revenue Bonds, Series      11/05 at 102          Aa2    $ 3,309,384
                 1995 (Heinzerling Foundation), 6.200%, 11/01/20

  1,350,000    County of Franklin, Ohio, Hospital Facilities Mortgage Revenue Bonds,        7/01 at 103          N/R      1,511,744
                 1991 Series A (Ohio Presbyterian Retirement Services), 8.750%, 7/01/21

    670,000    Franklin County, Hospital Revenue Refunding, FHA Insured Mortgage Loan       8/00 at 102          N/R        698,984
                 (Worthington Christian Village Nursing Home), 7.000%, 8/01/16

               County of Marion, Ohio, Health Care Facilities Refunding and Improvement
               Revenue Bonds, Series 1993 (United Church Homes, Inc. Project):
  1,250,000      6.375%, 11/15/10                                                           11/03 at 102         BBB      1,324,788
    750,000      6.300%, 11/15/15                                                           11/03 at 102         BBB        791,453

  2,175,000    City of Napoleon, Ohio, Health Care Facilities Mortgage Revenue               9/04 at 102          Aa      2,404,898
                 Refunding Bonds, Series 1994 (The Lutheran Orphans and Old Folks
                 Home Society at Napoleon, Ohio, Inc., FHA Insured Project), 6.875%, 8/01/23

  4,775,000    County of Warren, Ohio, Hospital Facilities Improvement and Refunding         7/01 at 102         Aa2      5,286,594
                 Revenue Bonds, Series 1991 (Otterbein Home Project), 7.200%, 7/01/11

------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General--17.7%

               Adams County/Ohio Valley School District, Counties of Adams and Highland, Ohio,
               School Improvement Unlimited Tax General Obligation Bonds, Series 1995:
  6,000,000      7.000%, 12/01/15                                                           No Opt. Call         AAA      7,485,780
  9,500,000      5.250%, 12/01/21                                                           12/05 at 102         AAA      9,528,215

  3,955,000    City of Akron, Ohio, General Obligation Bonds, Various Purpose               12/04 at 102         AAA      4,511,271
                 Improvement Bonds, Series 1994 (Limited Tax), 6.750%, 12/01/14

               Anthony Wayne Local School District, Lucas, Wood and Fulton Counties,
               Ohio, School Facilities Construction and Improvement Bonds:
    600,000      0.000%, 12/01/13                                                           No Opt. Call         AAA        278,994
  2,850,000      5.750%, 12/01/24                                                           12/05 at 101         AAA      3,000,651

  1,000,000    Archbold Area Local School District, General Obligation Bonds                12/06 at 102         AAA      1,089,740
                 (Unlimited Tax), Series 1996, 6.000%, 12/01/21

  1,000,000    Aurora City School District, Ohio, General Obligation (Unlimited Tax),       12/05 at 102         AAA      1,071,350
                 School Improvement Bonds, Series 1995, 5.800%, 12/01/16

  2,905,000    Board of Education, Batavia Local School District, County of Clermont,       12/05 at 102         AAA      3,337,787
                 Ohio, School Improvement Bonds, Series 1995 (Unlimited Tax), Bank
                 Qualified, 6.300%, 12/01/22

  1,000,000    Board of Education, Beavercreek Local School District, County of             No Opt. Call         AAA      1,203,020
                 Greene, Ohio, School Improvement Bonds, Series 1996 (Unlimited Tax
                 General Obligation), 6.600%, 12/01/15

  2,500,000    Buckeye Valley Local School District, Ohio, General Obligation               No Opt. Call         AAA      3,077,275
                 (Unlimited Tax), School Improvement Bonds, Series 1995A, 6.850%, 12/01/15

               Chesapeake-Union Exempt Village School District, Ohio, General Obligation
                 Bonds, Series 1986:
    125,000      8.500%, 12/01/04                                                            No Opt. Call        N/R        152,495
    125,000      8.500%, 12/01/05                                                            No Opt. Call        N/R        155,153
    125,000      8.500%, 12/01/06                                                            No Opt. Call        N/R        157,436
    125,000      8.500%, 12/01/07                                                            No Opt. Call        N/R        159,914
    125,000      8.500%, 12/01/08                                                            No Opt. Call        N/R        162,150
    130,000      8.500%, 12/01/09                                                            No Opt. Call        N/R        170,654

  4,745,000    City of Cleveland, Ohio, Various Purpose General Obligation Bonds,            11/04 at 102        AAA      5,467,047
                 Series 1994, 6.625%, 11/15/14

    550,000    County of Columbiana, Ohio, County Jail Facilities Construction Bonds         12/04 at 102         AA        634,387
                 (General Obligation--Unlimited Tax), 6.600%, 12/01/17

  1,500,000    City of Columbus, Ohio, General Obligation Refunding Bonds, Series             1/02 at 102        Aaa      1,634,340
                 1992B, 6.500%, 1/01/10

               City of Columbus, Franklin County, Ohio, General Obligation Bonds:
    590,000      9.375%, 4/15/06                                                             No Opt. Call        AAA        784,741
    500,000      9.375%, 4/15/07                                                             No Opt. Call        AAA        680,035


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General (continued)

$ 1,000,000    County of Cuyahoga, Ohio, General Obligation Various Purpose                 No Opt. Call         AA+     $1,057,320
                 Refunding Bonds, Series 1993B (Limited Tax Obligation),
                 5.250%, 10/01/13

  1,345,000    County of Cuyahoga, Ohio, General Obligation Bonds (Limited Tax              No Opt. Call         AA+      1,468,888
                 Obligation), 5.650%, 5/15/18

    200,000    City of Dayton, Ohio, General Obligation Bonds, Limited Tax,                 No Opt. Call          A+        217,036
                 10.500%, 10/01/99

    750,000    City of Defiance, Ohio, Waterworks System Improvement Bonds, Series          12/04 at 102         AAA        830,205
                 1994, 6.200%, 12/01/20

               Delaware City School District, Delaware County, Ohio, School
                 Facilities Construction and Improvement Bonds (General
                 Obligation - Unlimited Tax):
  1,000,000        0.000%, 12/01/10                                                         No Opt. Call         AAA        554,600
  1,000,000        0.000%, 12/01/11                                                         No Opt. Call         AAA        522,130

    250,000    East Holmes Local School District, Ohio, School Improvement                  12/98 at 102         AAA        259,728
                 Refunding Bonds, General Obligation - Unlimited Tax,
                 7.700%, 12/01/08

  1,110,000    City of Fairborn, Ohio, General Obligation Bonds, Utility                    10/02 at 102         AAA      1,241,158
                 Improvement Bonds, Series 1991, 7.000%, 10/01/11

  4,040,000    County of Franklin, Ohio, Refunding Bonds, Series 1993 (Limited Tax          12/08 at 102         AAA      4,130,536
                 General Obligation Bonds), 5.375%, 12/01/20

  1,575,000    Garaway Local School District, Ohio, School Improvement Bonds,               12/00 at 102         AAA      1,714,640
                 Series 1990 (General Obligation - Unlimited Tax Bonds),
                 7.200%, 12/01/14

    620,000    County of Geauga, Ohio, General Obligation (Limited Tax), Sewer              No Opt. Call          Aa        751,607
                 District Improvement Bonds (Bainbridge Water Project),
                 6.850%, 12/01/10

  1,000,000    Grandview Heights City School District, Franklin County, Ohio,               12/05 at 101          AA      1,078,940
                 School Facilities Construction and Improvement Bonds
                 (General Obligation - Unlimited Tax), 6.100%, 12/01/19

  1,000,000    Highland Local School District, Morrow and Delaware Counties, Ohio,          12/07 at 102         AAA      1,077,670
                 School Facilities Construction and Improvement Bonds
                 (General Obligation - Unlimited Tax), 5.875%, 12/01/19

  1,000,000    Huron County, Ohio, Correctional Facility Bonds (Limited Tax General         12/07 at 102         AAA      1,091,440
                 Obligation), 5.850%, 12/01/16

  1,000,000    Indian Valley Local School District, Ohio, General Obligation                12/05 at 102         AAA      1,060,070
                 (Unlimited Tax), School Improvement Bonds, Series 1995,
                 5.750%, 12/01/19

  1,200,000    County of Jefferson, Ohio, Human Services Building Construction              12/01 at 102         AAA      1,324,428
                 Bonds, Series 1991 (General Obligation - Limited Tax),
                 6.625%, 12/01/14

  1,885,000    City of Kent, Ohio, General Obligation (Limited Tax), Sewer System           12/02 at 102         Aa3      2,076,177
                 Improvement Refunding Bonds, Series 1992, 6.500%, 12/01/10

  1,070,000    Kettering, Ohio,  6.650%, 12/01/12                                           12/01 at 102         Aa3      1,167,616

  1,000,000    Kettering City School District, General Obligation Unlimited Tax,            12/05 at 101         AAA      1,002,720
                 5.250%, 12/01/22

    500,000    Kings Local School District, General Obligation (Unlimited Tax),             12/05 at 100         AAA        513,910
                 School Improvement Bonds, Series 1995, 5.500%, 12/01/21

    500,000    Kirtland Local School District, Ohio, School Improvement Bonds,              12/99 at 102         N/R        532,465
                 Series 1989, General Obligation Unlimited Tax Bonds,
                 7.500%, 12/01/09

  1,000,000    Lakeview, Ohio, Local School District, 6.900%, 12/01/14                      12/04 at 102         AAA      1,170,260

  1,440,000    Lakewood, Ohio, Series B,  5.750%, 12/01/15                                  12/05 at 102         Aa3      1,530,994

  1,000,000    Lakota Local School District, County of Butler, Ohio, School                 12/05 at 100         AAA      1,120,440
                 Improvement Unlimited Tax General Obligation Bonds, Series
                 1994, 6.125%, 12/01/17

               Logan County, Ohio, Series 1986:
    155,000        7.750%, 12/01/02                                                         No Opt. Call           A        177,340
    155,000        7.750%, 12/01/03                                                         No Opt. Call           A        181,341
    155,000        7.750%, 12/01/04                                                         No Opt. Call           A        185,017
    155,000        7.750%, 12/01/05                                                         No Opt. Call           A        187,941
    155,000        7.750%, 12/01/06                                                         No Opt. Call           A        190,954

  1,000,000    County of Lucas, Ohio, General Obligation (Limited Tax), Various             12/02 at 102           A      1,073,450
                 Purpose Improvement Bonds, Series 1992, 6.650%, 12/01/12

  1,000,000    County of Lucas, Ohio, General Obligation (Limited Tax), Various             12/05 at 102         AAA      1,035,320
                 Purpose Improvement Bonds, Series 1995-1, 5.400%, 12/01/15

               Portfolio of Investments
               Nuveen Flagship Ohio Municipal Bond Fund (continued)
               May 31, 1998

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General (continued)

$ 1,000,000    County of Mahoning, Ohio, General Obligation Bonds, Various Purpose          12/99 at 102         AAA   $  1,067,130
                 Improvement Bonds, Series 1989, Limited Tax, 7.200%, 12/01/09

    865,000    Marysville, Ohio, Exempt Village School District, Improvement,               No Opt. Call         AAA        344,331
                 0.000%, 12/01/16

  1,215,000    Mason City School District, Counties of Warren and Butler, Ohio, School      12/09 at 101         Aa3      1,249,044
                 Improvement Unlimited Tax General Obligation Bonds, Series 1998,
                 5.300%, 2/01/17

  3,000,000    North Canton City School District, Ohio, School Improvement Refunding Bonds, 12/08 at 101         Aaa      2,972,670
                 Series 1998 (General Obligation Unlimited Tax), 5.000%, 12/01/19

  1,000,000    City of North Olmsted, Ohio, General Obligation (Limited Tax), Various       12/02 at 102         AAA      1,091,840
                 Purpose Bonds, Series 1992, 6.250%, 12/15/12

               North Royalton City School District, Ohio, School Improvement Bonds,
               Series 1994:
  2,200,000      6.000%, 12/01/14                                                           12/09 at 102         AAA      2,473,526
  2,400,000      6.100%, 12/01/19                                                           12/09 at 102         AAA      2,658,288

    600,000    Oak Hills, Ohio, Local School District, Series A, 5.700%, 12/01/25           12/07 at 101         Aa3        633,996

  1,250,000    Oak Hills Local School District, Hamilton County, Ohio, School Facilities    12/07 at 101         AAA      1,243,600
                 Construction and Improvement Bonds, Series B, 5.125%, 12/01/25

  1,000,000    State of Ohio, Full Faith and Credit, General Obligation Infrastructure      No Opt. Call         AA+      1,138,830
                 Improvement Bonds, Series 1994, 6.000%, 8/01/10

               Ohio State Infrastructure Improvement:
    750,000      6.200%, 8/01/13                                                             8/05 at 102         AA+        849,893
  2,000,000      6.200%, 8/01/14                                                             8/05 at 102         AA+      2,266,380

  7,640,000    Ohio State, MBIA, 0.000%, 8/01/13                                            No Opt. Call         AAA      3,611,504

    500,000    Olmsted Falls, Ohio, Local School District, 7.050%, 12/15/11                 12/01 at 102         AAA        558,875

  1,750,000    Pickerington Local School District, Fairfield and Franklin Counties, Ohio,   12/01 at 102           A      1,886,780
                 General Obligation Bonds (Pickerington Public Library Project), Unlimited
                 Tax, 6.750%, 12/01/16

               Pickerington, Ohio, Local School District Refunding:
    500,000      0.000%, 12/01/11                                                           No Opt. Call         AAA        261,065
    500,000      0.000%, 12/01/13                                                           No Opt. Call         AAA        232,495

    220,000    Puerto Rico Commonwealth Refunding, 8.000%, 7/01/07                           7/98 at 102           A        225,124

  2,500,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1998,                7/08 at 101           A      2,421,675
                 5.000%, 7/01/27

  1,000,000    Revere Local School District, Ohio, School Improvement Bonds, Series 1993    12/03 at 102         AAA      1,087,570
                 (General Obligation Unlimited Tax Bonds), 6.000%, 12/01/16

  1,200,000    Ridgemont Local School District, Ohio, General Obligation (Unlimited Tax),   12/02 at 102         N/R      1,319,772
                 School Improvement Bonds, Series 1992, 7.250%, 12/01/14

  2,340,000    City of Stow, Ohio, Safety Center Construction Bonds (General Obligation     12/05 at 102          A1      2,538,572
                 Limited Tax), 6.200%, 12/01/20

  2,870,000    City of Strongsville, Ohio, Various Purpose Improvement Bonds, Series 1996   12/06 at 102         Aa3      3,095,582
                 (General Obligation-Limited Tax), 5.950%, 12/01/21

    540,000    Trumbull County, Ohio, 6.200%, 12/01/14                                      12/04 at 102         AAA        599,362

  1,070,000    County of Trumbull, Ohio, Correctional Facilities Bonds, Series 1995         No Opt. Call         AAA      1,238,343
                 (General Obligation Limited Tax), 7.000%, 12/01/04

  1,320,000    Twinsburg, Ohio, City School District, Certificates Eligible,                12/01 at 102         AAA      1,444,819
                 6.700%, 12/01/11

               Upper Arlington, Ohio, City School District:
  1,830,000      0.000%, 12/01/11                                                           No Opt. Call         AAA        955,498
  1,870,000      0.000%, 12/01/12                                                           No Opt. Call         AAA        917,441

  1,000,000    Upper Arlington, Ohio, City School District, General Obligation Bonds,       12/06 at 101         AAA        995,480
                 Series 1996, Improvement Bonds, 5.125%, 12/01/19

  1,910,000    Vandalia, Ohio, Various Purpose Improvement, 5.850%, 12/01/21                12/06 at 101          Aa      2,038,295

    750,000    West Geauga Local School District, Ohio, School Improvement Bonds,           11/04 at 102         AAA        820,215
                 Series 1994 (General Obligation Unlimited Tax), 5.950%, 11/01/12

  1,000,000    Woodridge, Ohio, Local School District, 6.000%, 12/01/19                     12/04 at 102         AAA      1,091,050


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General (continued)

$ 1,425,000    Wooster City School District, Wayne County, Ohio, General                    12/02 at 102         AAA    $ 1,589,075
                 Obligation Bonds (Unlimited Tax), School Building Construction
                 and Improvement, 6.500%, 12/01/17

    300,000    Youngstown, Ohio,  6.125%, 12/01/14                                          12/04 at 102         AAA        331,722

------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited--6.2%

    500,000    County of Athens, Ohio, Community Mental Health Revenue Bonds, 1991           6/01 at 102          AA        539,050
                 Series I, 6.900%, 6/01/10

  6,000,000    City of Cleveland, Ohio, Certificates of Participation, Series               11/07 at 102         AAA      6,015,240
                 1997, Cleveland Stadium Project, 5.250%, 11/15/27

  1,500,000    Ohio State Building Authority (Juvenile Correctional Building),               9/04 at 102         AAA      1,694,565
                 6.600%, 10/01/14

  1,100,000    Ohio State Department of Transportation, Certificates of                      4/02 at 102         AAA      1,193,874
                 Participation, Panhandle Rail Line Project, Series A, 6.500%, 4/15/12

  1,000,000    Ottawa County, Ohio, Special Assessment, Portage, Catawba Isle,               9/01 at 102         AAA      1,098,530
                 7.000%, 9/01/11

 27,850,000    Puerto Rico Highway and Transportation Authority, Highway Revenue             7/16 at 100           A     29,188,193
                 Bonds, Series Y of 1996, 5.500%, 7/01/36

  2,700,000    Puerto Rico Public Buildings Authority, Revenue Guaranteed                   No Opt. Call           A      2,868,210
                 Refunding, Series L, 5.500%, 7/01/21

------------------------------------------------------------------------------------------------------------------------------------
               Technology--0.2%

  1,000,000    County of Franklin, Ohio, Revenue Bonds, Series 1991 (OCLC - Online           7/01 at 100         N/R      1,059,920
                 Computer Library Center, Incorporated Project), 7.200%, 7/15/06

------------------------------------------------------------------------------------------------------------------------------------
               Transportation--3.6%

  9,840,000    City of Cleveland, Ohio, Airport System Revenue Bonds, Series                 1/08 at 101         AAA      9,644,184
                 1997A, 5.125%, 1/01/27 (Alternative Minimum Tax)

  4,000,000    City of Dayton, Ohio, Special Facilities Revenue Refunding Bonds,             2/08 at 102         BBB      4,026,640
                 Series 1998A (Emery Air Freight Corporation and Emery Worldwide
                 Airlines, Inc.--Guarantors) (Non-AMT), 5.625%, 2/01/18

 11,000,000    State of Ohio, Turnpike Revenue Bonds, 1996 Series A, Issued by              No Opt. Call         AAA     11,375,320
                 the Ohio Turnpike Commission, 5.500%, 2/15/26

------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed--19.6%

  2,000,000    City of Athens (County of Athens, Ohio), Sanitary Sewer System               12/09 at 100        A***      2,332,680
                 Mortgage Revenue Bonds, Series 1989, 7.300%, 12/01/14 (Pre-refunded to 12/01/09)

  3,000,000    City of Barberton, Ohio, Hospital Facilities Revenue Bonds, Series            1/02 at 102      N/R***      3,356,100
                 1992 (The Barberton Citizens Hospital Company Project), 7.250%,
                 1/01/12 (Pre-refunded to 1/01/02)

  2,790,000    City of Bedford, Ohio, Hospital Facilities Refunding Revenue Bonds,           5/00 at 102      N/R***      3,050,558
                 Series 1990 (The Community Hospital of Bedford, Inc.), 8.500%,
                 5/15/09 (Pre-refunded to 5/15/00)

  1,000,000    Canal Winchester Local School District, Franklin and Fairfield               12/01 at 102         AAA      1,118,390
                 Counties, Ohio, General Obligation Bonds (Unlimited Tax), School
                 Facilities Construction and Improvement, 7.100%, 12/01/13
                 (Pre-refunded to 12/01/01)

  1,400,000    City of Canton, Ohio, General Obligation Bonds, Limited Tax,                 12/98 at 103       A+***      1,470,210
                 7.875%, 12/01/08 (Pre-refunded to 12/01/98)

               County of Clermont, Ohio, Hospital Facilities Revenue Bonds, Series
               1989A (Mercy Health System, Province of Cincinnati):
  3,660,000      7.500%, 9/01/19 (Pre-refunded to 9/01/99)                                   9/99 at 102         AAA      3,894,240
  1,085,000      7.500%, 9/01/19 (Pre-refunded to 9/01/01)                                   9/01 at 100         AAA      1,197,829

               County of Clermont, Ohio, Sewer System Revenue Bonds, Series 1990,
               Clermont County Sewer District:
  1,000,000      7.250%, 12/01/11 (Pre-refunded to 12/01/00)                                12/00 at 102         AAA      1,096,320
  2,000,000      7.375%, 12/01/20 (Pre-refunded to 12/01/00)                                12/00 at 102         AAA      2,198,560

  3,700,000    County of Clermont, Ohio, Sewer System Revenue Bonds, Series 1991,           12/01 at 102         AAA      4,132,863
                 Clermont County Sewer District, 7.100%, 12/01/21 (Pre-refunded to
                 12/01/01)

               City of Cleveland, Ohio, General Obligation Bonds, Series 1988:
  1,010,000      7.500%, 8/01/08 (Pre-refunded to 2/01/03)                                   2/03 at 100         AAA      1,152,046
  1,010,000      7.500%, 8/01/09 (Pre-refunded to 2/01/03)                                   2/03 at 100         AAA      1,152,046

Portfolio of Investments

May 31, 1998


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

$   500,000    City of Cleveland, Ohio, Various Purpose General Obligation Bonds,            7/02 at 102         AAA   $    551,170
                 Series 1992, 6.375%, 7/01/12 (Pre-refunded to 7/01/02)

    790,000    Board of Education of the Cleveland City School District, Ohio, School       12/01 at 102         Aaa        911,858
                 Improvement Bonds, Series 1991 (General Obligation Unlimited Tax
                 Bonds), 8.250%, 12/01/08 (Pre-refunded to 12/01/01)

     10,000    City of Cleveland, Ohio, First Mortgage Revenue Refunding Bonds, Series F     1/02 at 102         AAA         10,978
                 1992-B, 6.500%, 1/01/11 (Pre-refunded to 1/01/02)

  5,750,000    County of Cuyahoga, Ohio, Hospital Revenue Bonds (Meridia Health System),     8/05 at 102         AAA      6,548,100
                 Series 1995, 6.250%, 8/15/14 (Pre-refunded to 8/15/05)

  1,250,000    Conversion and Remarketing of the County of Cuyahoga, Ohio, Hospital         10/00 at 103      N/R***      1,377,538
                 Improvement Revenue Bonds (Deaconess Hospital of Cleveland Project),
                 Series 1995B, 7.450%, 10/01/18 (Pre-refunded to 10/01/00)

  1,000,000    County of Cuyahoga, Ohio, Hospital Revenue Improvement and Refunding          1/99 at 102         AAA      1,038,900
                 Bonds, Series 1989 A (University Hospitals Health System, Inc.
                 Project), 6.875%, 1/15/19 (Pre-refunded to 1/15/99)

  4,000,000    County of Cuyahoga, Ohio, Hospital Facilities Revenue Bonds, Series 1989      8/99 at 102         Aaa      4,239,400
                 (Fairview General Hospital), 7.375%, 8/01/19 (Pre-refunded to 8/01/99)

  5,750,000    County of Cuyahoga, Ohio, Hospital Revenue Bonds, Series 1990 (Meridia        8/00 at 102         AAA      6,255,540
                 Health System), 7.250%, 8/15/19 (Pre-refunded to 8/15/00)

  4,990,000    County of Cuyahoga, Ohio, Distribution System Improvement Revenue Bonds,      6/99 at 102      N/R***      5,278,672
                 Series 1989 (The Medical Center Company Project), 7.800%, 6/01/09
                 (Pre-refunded to 6/01/99)

  1,000,000    City of Delphos, Ohio, Sewer System Mortgage Revenue Bonds, Series 1990,      9/00 at 102         AAA      1,088,500
                 7.250%, 9/01/20 (Pre-refunded to 9/01/00)

  2,600,000    County of Erie, Ohio, Franciscan Services Corporation, Revenue Bonds,         1/99 at 102      N/R***      2,708,498
                 Series 1989A (Providence Hospital, Inc), 7.625%, 1/01/19 (Pre-refunded to 1/01/99)

  1,500,000    City of Findlay, Ohio, General Obligation Bonds, 7.200%, 8/01/11 (Pre-        8/99 at 102      AA-***      1,586,790
                 refunded to 8/01/99)

  1,350,000    County of Franklin, Ohio, Hospital Facilities Improvement Revenue Bonds,      5/00 at 102         AAA      1,458,122
                 Series 1990A (Riverside United Methodist Hospital Project), 7.250%,
                 5/15/20 (Pre-refunded to 5/15/00)

  1,000,000    County of Franklin, Ohio, Hospital Facilities Refunding and Improvement       5/00 at 102         AAA      1,086,630
                 Revenue Bonds, Series 1990B (Riverside United Methodist Hospital
                 Project), 7.600%, 5/15/20 (Pre-refunded to 5/15/00)

  1,000,000    Board of Education, Gahanna-Jefferson City School District, Franklin         12/00 at 102      N/R***      1,091,860
                 County, Ohio, General Obligation Bonds, Series 1990 A, 7.125%, 12/01/14
                 (Pre-refunded to 12/01/00)

  6,750,000    City of Hamilton, Ohio, Electric System Mortgage Revenue Bonds, 1988         10/98 at 102         AAA      6,991,988
                 Series B, 8.000%, 10/15/22 (Pre-refunded to 10/15/98)

  1,495,000    County of Hamilton, Ohio, Judson Care Center Nursing Home and Board       8/00 at 101 1/4      AA-***      1,629,490
                 and Care Project (FHA Insured Mortgage), 7.800%, 8/01/19 (Pre-
                 refunded to 8/01/00)

  2,325,000    Hancock County, Ohio, Hospital Facilities Revenue Bonds, Series 1989         11/98 at 103       A+***      2,434,926
                 (Blanchard Valley Hospital), 7.625%, 11/15/14 (Pre-refunded to
                 11/15/98)

  1,000,000    Hudson Local School District, General Obligation Unlimited Tax, 7.100%,      12/00 at 102       A1***      1,093,040
                 12/15/13 (Pre-refunded to 12/15/00)

  1,000,000    Board of Education of the Hudson Local School District, Ohio, School         12/00 at 102       A1***      1,094,310
                 Facilities Improvement Bonds, Series 1991A, 7.100%, 12/15/14 (Pre-
                 refunded to 12/15/00)

  1,500,000    City of Lorain, Ohio, Hospital Refunding Revenue Bonds, Series 1992          11/02 at 102          A1      1,698,330
                 (Lakeland Community Hospital, Inc.), 6.500%, 11/15/12

  1,500,000    County of Lucas, Ohio, Hospital Facilities Revenue Bonds, Series 1991        12/01 at 102      N/R***      1,720,500
                 (Flower Memorial Hospital), 8.125%, 12/01/11 (Pre-refunded to 12/01/01)

  2,000,000    County of Mahoning, Ohio, Hospital Improvement and Refunding Revenue         No Opt. Call          A1      2,127,000
                 Bonds, Series 1986 (St. Elizabeth Hospital Medical Center Project),
                 7.375%, 12/01/09

  4,250,000    County of Mahoning, Ohio, Hospital Improvement Revenue Bonds, Series 1991    10/02 at 100         AAA      4,732,758
                 (YHA, Inc. Project), Series 1991A, 7.000%, 10/15/14 (Pre-refunded to
                 10/15/02)

  1,150,000    County of Marion, Ohio, Health Care Facilities Revenue Bonds, Series 1990    12/99 at 103      N/R***      1,264,977
                 (United Church Homes, Inc.), 8.875%, 12/01/12 (Pre-refunded to 12/01/99)


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)
$ 1,000,000    The Board of Education of the Marysville Exempted Village                    12/00 at 102         AAA   $  1,095,140
                School District, Union County, Ohio, School Improvement Bonds, General
                Obligation (Unlimited Taxes), 7.200%, 12/01/10
                (Pre-refunded to 12/01/00)
  1,250,000    City of Marysville, Ohio, Water System Mortgage Revenue Bonds,               12/01 at 101         AAA      1,383,350
                Series 1991, 7.050%, 12/01/21 (Pre-refunded to 12/01/01)
  1,850,000    Massillon City School District, Ohio, General Obligation                     12/00 at 102         AAA      2,026,009
                Unlimited Tax Bonds, School Improvement Bonds, Series 1990,
                7.200%, 12/01/11 (Pre-refunded to 12/01/00)
  1,000,000    Board of Education of the Mentor Exempted Village School                     12/02 at 100         AAA      1,071,170
                District, Ohio, Improvement Bonds, Series 1989 (General
                Obligation Bonds), 7.400%, 12/01/11 (Pre-refunded to 12/01/02)
  3,000,000    City of Middleburg Heights, Ohio, Hospital Improvement Revenue                8/01 at 102         AAA      3,333,900
                Bonds, Series 1991 (Southwest General Hospital Project),
                7.200%, 8/15/19 (Pre-refunded to 8/15/01)
               Ohio Housing Finance Agency, Single Family Mortgage Revenue (Mandatory
               redemption at 7/15/11):
  6,460,000     0.000%, 1/15/15 (Pre-refunded to 1/15/11)                                1/11 at 67 1/32         AAA      2,360,290
  5,700,000     0.000%, 1/15/15 (Pre-refunded to 7/15/11)                               7/11 at 70 15/32         AAA      2,137,329
     20,000    Ohio Building Authority, State Facilities Refunding Bonds                     4/03 at 100         AAA         24,000
                (Frank J. Lausche State Office Building), 1982 Series A, 10.125%,
                10/01/06 (Pre-refunded to 4/01/03)
  3,250,000    State of Ohio (Ohio Building Authority), State Correctional                   8/99 at 102         Aaa      3,444,740
                Facilities Bonds, 1986 Series A, 7.350%, 8/01/06
                (Pre-refunded to 8/01/99)
  1,000,000    State of Ohio, Ohio Higher Educational Facilities Commission                  5/00 at 100         AAA      1,063,090
                (Ohio Northern University Project), 7.300%, 5/15/10
                (Pre-refunded to 5/15/00)
  1,900,000    Ohio State Public Facilities Commission, Higher Education                    11/99 at 102      AA-***      1,996,406
                Facilities, Series A, 7.250%, 5/01/04 (Pre-refunded to 11/01/99)
  4,630,000    Ohio Water Development Authority, State of Ohio, Water Development           No Opt. Call         AAA      5,131,707
                Revenue Bonds, Pure Water 1990 Series I, 6.000%, 12/01/16
  1,000,000    City of Parma, Ohio, Various Purpose General Obligation Bonds,               12/00 at 102        A***      1,105,100
                Series 1990 (Limited Tax Obligation), 7.600%, 12/01/11
                (Pre-refunded to 12/01/00)
  1,600,000    Pickerington, Ohio, Local School District, Series B, 7.250%,                 12/00 at 102         AAA      1,755,728
                12/01/13 (Pre-refunded to 12/01/00)
               Puerto Rico Aqueduct and Sewer Authority, Revenue Bonds, Series 1988A:
  1,000,000     7.900%, 7/01/07 (Pre-refunded to 7/01/98)                                    7/98 at 102         AAA      1,023,480
  3,600,000     7.875%, 7/01/17 (Pre-refunded to 7/01/98)                                    7/98 at 102         AAA      3,684,456
    700,000    Puerto Rico Commonwealth Highway Authority, Highway Revenue,                  7/00 at 102         AAA        766,661
                Series Q, 7.750%, 7/01/10 (Pre-refunded to 7/01/00)
  1,500,000    Puerto Rico Electric Power Authority, Power Revenue Bonds,                    7/01 at 102         Aaa      1,656,705
                Series P, 7.000%, 7/01/21 (Pre-refunded to 7/01/01)
  3,165,000    Reynoldsburg City School District, Ohio, General Obligation                  12/02 at 102         AAA      3,535,843
                Bonds, School Building Construction and Improvement, 6.550%, 12/01/17
                (Pre-refunded to 12/01/02)
    605,000    Scioto County, Ohio, Human Services Building Bonds, General                   8/01 at 101      N/R***        666,250
                Obligation, 7.150%, 8/01/11 (Pre-refunded to 8/01/01)
    750,000    Southwest Local School District, Ohio, Hamilton County,                      12/99 at 103         AAA        813,645
                7.650%, 12/01/10 (Pre-refunded to 12/01/99)
  1,500,000    County of Stark, Ohio, Sanitary Sewerage System Revenue Bonds,               11/98 at 102         AAA      1,557,240
                Series 1988, 7.750%, 11/15/18 (Pre-refunded to 11/15/98)
  1,000,000    Sylvania, Ohio, City School District, 6.600%, 6/01/16                         6/02 at 102         AAA      1,109,070
  1,000,000    University of Cincinnati, General Receipts Bonds, Series O,                  12/02 at 102       AA***      1,105,670
                6.300%, 6/01/12 (Pre-refunded to 12/01/02)
  1,250,000    City of Warren, Ohio, General Obligation Limited Tax, Various                11/98 at 102     BBB+***      1,302,650
                Purpose Improvement Bonds, 8.625%, 11/15/13 (Pre-refunded to 11/15/98)
  1,500,000    City of Warren, Ohio, General Obligation (Limited Tax),                      11/00 at 102     BBB+***      1,658,100
                Sewerage System Improvement Bonds, Series 1990, 7.750%, 11/01/10
                (Pre-refunded to 11/01/00)
  1,500,000    Westerville, Minerva Park and Blendon, Ohio, Joint Township Hospital          9/01 at 102         AAA      1,665,690
                District (St. Anns Hospital Project), Series 1991A, 7.100%, 9/15/21
                (Pre-refunded to 9/15/01)

                            PORTFOLIO OF INVESTMENTS
              NUVEEN FLAGSHIP OHIO MUNICIPAL BOND FUND (Continued)
                                  MAY 31, 1998


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 11.2%

               City of Cleveland, Ohio, Public Power System, First Mortgage Revenue
               Bonds, Series 1994A:
$ 2,250,000      0.000%, 11/15/12                                                           No Opt. Call         AAA    $ 1,106,280
  1,535,000      0.000%, 11/15/13                                                           No Opt. Call         AAA        715,325

 10,685,000    City of Cleveland, Ohio, Public Power System Improvement, First              11/01 at 102         AAA     11,769,634
                 Mortgage Revenue Bonds, Series 1991B, 7.000%,  11/15/17

  1,900,000    Cleveland Public Power System, 7.000%, 11/15/17                              11/01 at 102         AAA      2,092,869

  4,900,000    City of Cleveland, Ohio, Public Power System, First Mortgage Revenue         11/06 at 102         AAA      4,829,146
                 Refunding Bonds, Series 1996, Sub-Series 1, 5.000%, 11/15/24

  7,520,000    Ohio Municipal Electric Generation Agency (American Municipal Power -         2/03 at 102         AAA      7,605,878
                 Ohio, Inc.), 5.375%, 2/15/24

               Ohio Air Quality Development Authority, Revenue Bonds, 1985 Series A
               (Columbus Southern Power Company Project):
  1,750,000       6.375%,12/01/20                                                           12/02 at 102         AAA      1,903,615
  7,000,000       6.250%,12/01/20                                                            6/03 at 102        Baa1      7,362,810

    750,000    State of Ohio, Pollution Control Revenue Refunding Bonds, Ohio Air            7/99 at 102        Baa3        785,715
                 Quality Development Authority, 1989 Series B (Ohio Edison Company
                 Project), 7.625%, 7/01/23

  5,900,000    Ohio Air Quality Development Authority, State of Ohio, Air Quality            8/99 at 102        Baa1      6,162,137
                 Development Revenue Refunding Bonds (Ohio Power Company Project),
                 Series B, 7.400%, 8/01/09

  2,000,000    Ohio Air Quality Development Authority, State of Ohio, Pollution              3/00 at 102         AAA      2,142,360
                 Control Revenue Refunding Bonds, 1990 Series A (Ohio Edison
                 Company Project), 7.450%, 3/01/16

 15,000,000    State of Ohio, Ohio Air Quality Development Authority, Revenue                9/05 at 102          A+     16,187,700
                 Refunding Bonds, 1995 Series (The Dayton Power and Light Company
                 Project), 6.100%, 9/01/30

  6,000,000    State of Ohio, Ohio Air Quality Development Authority, Air Quality            4/07 at 102         AAA      6,239,040
                 Development Revenue Bonds (JMG Funding, Limited Partnership Project),
                 Series 1997, 5.625%, 1/01/23 (Alternative Minimum Tax)

    500,000    Ohio Water Development Authority, State of Ohio, Collateralized Water         8/02 at 102         AA-        540,015
                 Development Revenue Refunding Bonds, 1992 Series A (The Dayton Power
                 and Light Company Project), 6.400%, 8/15/27

  7,050,000    Ohio Water Development Authority, Pollution Control Revenue (Ohio             7/99 at 102        Baa3      7,377,261
                 Edison Company), 7.625%, 7/01/23

  1,545,000    Puerto Rico Electric Power Authority, Power Revenue, Formerly Puerto         No Opt. Call        BBB+        595,196
                 Rico Commonwealth Water Resource Authority Power, Series O,
                 0.000%, 7/01/17
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 6.5%

               City of Bellefontaine, Ohio, Sewer System, First Mortgage Revenue
               Refunding and Improvement Bonds (Bank Qualified):
  1,000,000      6.800%, 12/01/07                                                           12/02 at 101        Baa1      1,084,870
  1,000,000      6.900%, 12/01/11                                                           12/02 at 101        Baa1      1,088,020

  3,000,000    County of Butler, Ohio, Sewer System Revenue Bonds, Series 1996,             12/06 at 101         AAA      3,008,910
                 5.250%, 12/01/21

 13,000,000    City of Cleveland, Ohio, Waterworks Improvement, First Mortgage              No Opt. Call         AAA     14,039,220
                 Refunding Revenue Bonds, Series 1993-G, 5.500%, 1/01/21

               City of Cleveland, Ohio, Waterworks Improvement, First Mortgage
               Revenue Refunding Bonds, Series 1996-H:
  2,320,000      5.750%, 1/01/21                                                             1/06 at 102         AAA      2,452,959
  5,850,000      5.750%, 1/01/26                                                             1/06 at 102         AAA      6,185,264

    990,000    City of Cleveland, Ohio, Waterworks Improvement, First Mortgage               1/02 at 102         AAA      1,075,209
                 Revenue Refunding Bonds, Series 1992-B, 6.500%, 1/01/11

  1,600,000    County of Greene, Ohio, Water System Revenue Bonds, Series 1996,             12/07 at 102         AAA      1,762,559
                 6.125%, 12/01/21

  2,200,000    City of Greenville, Ohio (Dark County), Wastewater System, First             12/02 at 102         AAA      2,414,521
                 Mortgage Revenue Bonds, Series 1992 (Governmental Enterprise
                 Revenue Bonds), 6.350%, 12/01/17

  1,000,000    City of Hamilton, Ohio, Water System Mortgage Revenue Bonds, 1991            10/01 at 102         AAA      1,085,269
                 Series A, 6.400%, 10/15/10

    795,000    City of Huber Heights, Ohio, Water System Revenue Bonds, Series 1995,        No Opt. Call         AAA        264,130
                 0.000%, 12/01/19

  1,000,000    County of Montgomery, Ohio, Water Revenue Bonds, Greater                     11/02 at 102         AAA      1,092,779
                 Moraine-Beavercreek Sewer District, Series 1992, 6.250%, 11/15/17


  Principal                                                                            Optional Call                      Market
     Amount    Description                                                               Provisions*   Ratings**           Value
--------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer (continued)

$ 1,000,000    Mount Gilead, Ohio, Water System, First Mortgage Revenue, 7.200%,       12/02 at 102          N/R    $  1,082,689
                12/01/17

  1,000,000    Ohio Water Development Authority, State of Ohio Water Development        6/05 at 102          AAA       1,068,359
                Revenue Bonds, Fresh Water, Series 1995, 5.900%, 12/01/21

  5,000,000    Ohio Water Development Authority, State of Ohio Water Development        6/08 at 101          AAA       4,975,299
                Revenue Bonds, Fresh Water, Series 1998, 5.125%, 12/01/23

    750,000    Toledo, Ohio, Sewer System Mortgage Revenue, 6.350%, 11/15/17           11/04 at 102          AAA         840,524

    500,000    Toledo, Ohio, Waterworks Revenue Refunding Mortgage, 6.450%,            11/04 at 102          AAA         563,129
                11/15/24

    750,000    County of Warren, Ohio, Waterworks System Revenue Bonds, Series         12/02 at 102          AAA         829,102
                1992, Warren County Water District, 6.600%, 12/01/16
--------------------------------------------------------------------------------------------------------------------------------
$658,690,000   Total Investments -- (cost $627,367,527) -- 98.9%                                                     681,649,166
============--------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities -- 1.1%                                                                   7,848,963
               -----------------------------------------------------------------------------------------------------------------
               Net Assets -- 100%                                                                                   $689,498,129
               =================================================================================================================

         * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

         ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

         *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

         N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                    Statement of Net Assets
                    May 31,1998

                                                                       Kentucky  Kentucky Limited Term      Michigan          Ohio
----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)      $477,311,529            $11,058,797  $340,187,675  $681,649,166
Temporary investments in short-term municipal securities,
  at amoritized cost, which approximates market value (note 1)        2,000,000                      -             -             -
Cash                                                                    324,141                142,320       997,437     2,061,114
Receivables:
  Fund manager (note 6)                                                       -                  1,031             -             -
  Interest                                                            7,336,323                144,653     5,269,075    12,649,721
  Investments sold                                                            -                627,300       315,000       390,000
  Shares sold                                                           648,011                      -     1,175,888       598,019
Other assets                                                            165,937                 33,104       165,975       320,708
----------------------------------------------------------------------------------------------------------------------------------
  Total assets                                                      487,785,941             12,007,205   348,111,050   697,668,728
----------------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                       -                500,000     5,554,721     4,000,000
  Shares redeemed                                                       476,076                      -       855,552       675,205
Accrued expenses:
  Management fees (note 6)                                              216,069                      -       154,381       307,873
  12b-1 distribution and service fees (notes 1 and 6)                    97,524                  2,654        75,351       114,631
  Other                                                                  74,388                 42,978        18,381       186,054
Dividends payable                                                     2,004,845                 40,936     1,388,074     2,886,836
----------------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                   2,868,902                586,568     8,046,460     8,170,599
----------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                $484,917,039            $11,420,637  $340,064,590  $689,498,129
==================================================================================================================================
Class A Shares (note 1)
Net assets                                                         $451,337,877            $ 8,988,770  $263,632,098  $472,820,542
Shares outstanding                                                   39,619,843                888,181    21,836,586    40,290,430
Net asset value and redemption price per share                     $      11.39            $     10.12  $      12.07  $      11.74
Offering price per share (net asset value per share plus maximum sales charge of 4.20%, 2.50%, 4.20% and 4.20%, respectively
  of offering price)                                               $      11.89            $     10.38  $      12.60  $      12.25
==================================================================================================================================
Class B Shares (note 1)
Net assets                                                         $  4,273,347                    N/A  $  3,838,585  $  7,421,912
Shares outstanding                                                      375,057                    N/A       317,623       632,682
Net asset value, offering and redemption price per share           $      11.39                    N/A  $      12.09  $      11.73
==================================================================================================================================
Class C Shares (note 1)
Net assets                                                         $ 28,630,427            $ 2,416,140  $ 45,689,614  $ 47,035,721
Shares outstanding                                                    2,514,961                238,841     3,789,908     4,010,159
Net asset value, offering and redemption price per share           $      11.38            $     10.12  $      12.06  $      11.73
==================================================================================================================================
Class R Shares (note 1)
Net assets                                                         $    675,388            $    15,727  $ 26,904,293  $162,219,954
Shares outstanding                                                       59,405                  1,557     2,228,513    13,824,489
Net asset value, offering and redemption price per share           $      11.37            $     10.10  $      12.07  $      11.73
==================================================================================================================================

N/A - Kentucky Limited Term is not authorized to issue Class B
      Shares.
                                 See accompanying notes to financial statements.

                    Statement of Operations
                    Year Ended May 31, 1998

                                                                                             Kentucky
                                                                                              Limited
                                                                                Kentucky         Term      Michigan          Ohio
---------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                   $28,198,412     $589,327   $19,875,897   $40,990,841
---------------------------------------------------------------------------------------------------------------------------------
Expenses

Management fees (note 6)                                                       2,537,577       52,982     1,804,027     3,609,901
12b-1 service fees -- Class A (notes 1 and 6)                                    888,602       18,810       525,468       946,661
12b-1 distribution and service fees -- Class B (notes 1 and 6)                    22,890          N/A        14,397        40,065
12b-1 distribution and service fees -- Class C (notes 1 and 6)                   203,304       12,956       328,163       324,807
Shareholders' servicing agent fees and expenses                                  238,250        3,712       167,041       515,446
Custodian's fees and expenses                                                     82,943       43,066        77,583       119,003
Trustees' fees and expenses (note 6)                                               8,672          172         6,733        12,743
Professional fees                                                                 24,075        9,475        13,720        18,392
Shareholders' reports - printing and mailing expenses                             99,639        1,536        63,857       142,305
Federal and state registration fees                                               17,381       12,821         5,742         2,611
Organizational expenses (note 1)                                                      --        9,800            --            --
Other expenses                                                                    19,458          453         4,739        15,695
---------------------------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                    4,142,791      165,783     3,011,470     5,747,629
  Expense reimbursement (note 6)                                                (310,289)     (79,972)           --            --
---------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                   3,832,502       85,811     3,011,470     5,747,629
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         24,365,910      503,516    16,864,427    35,243,212
---------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments

Net realized gain from investment transactions (notes 1 and 4)                 2,172,160       32,390     1,595,690     4,967,956
Net change in unrealized appreciation or depreciation of investments          14,097,294      204,860    10,225,980    16,619,119
---------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                     16,269,454      237,250    11,821,670    21,587,075
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                   $40,635,364     $740,766   $28,686,097   $56,830,287
=================================================================================================================================
N/A -- Kentucky Limited Term is not authorized to issue Class B Shares.

                                 See accompanying notes to financial statements.

                      Statement of Changes in Net Assets


                                                                                    Kentucky              Kentucky Limited Term
                                                                         ----------------------------   ---------------------------
                                                                           Year Ended      Year Ended   Year Ended      Year Ended
                                                                              5/31/98        5/31/97*      5/31/98       5/31/97**
-----------------------------------------------------------------------------------------------------------------------------------
Operations

Net investment income                                                    $ 24,365,910    $ 24,225,117  $   503,516     $   418,298
Net realized gain (loss) from investment
  transactions (notes 1 and 4)                                              2,172,160       1,216,787       32,390         (70,626)
Net change in unrealized appreciation or
  depreciation of investments                                              14,097,294       8,326,260      204,860         204,943
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                 40,635,364      33,768,164      740,766         552,615
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)

From undistributed net investment income:
  Class A                                                                 (22,954,811)    (23,056,260)    (409,988)       (345,290)
  Class B                                                                    (102,552)         (3,383)         N/A             N/A
  Class C                                                                  (1,254,173)     (1,154,172)     (94,041)        (70,918)
  Class R                                                                     (32,294)         (8,367)        (590)             (1)

From accumulated net realized gains from investment transactions:
  Class A                                                                  (1,984,678)       (227,076)          --              --
  Class B                                                                     (10,705)             --          N/A             N/A
  Class C                                                                    (120,396)        (12,818)          --              --
  Class R                                                                      (2,930)             --           --              --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                 (26,462,539)    (24,462,076)    (504,619)       (416,209)
-----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                           47,501,865      45,888,380    3,676,589       5,492,681
Net proceeds from shares issued to shareholders due to
  reinvestment of distributions                                            15,618,317      13,715,085      312,624         263,078
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           63,120,182      59,603,465    3,989,213       5,755,759
-----------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                   (48,645,223)    (44,095,674)  (3,818,637)     (5,035,029)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                    14,474,959      15,507,791      170,576         720,730
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                 28,647,784      24,813,879      406,723         857,136
Net assets at the beginning of year                                       456,269,255     431,455,376   11,013,914      10,156,778
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                            $484,917,039    $456,269,255  $11,420,637     $11,013,914
===================================================================================================================================
Balance of undistributed net investment income at end of year            $     25,015    $      2,935  $       986     $     2,089
===================================================================================================================================

*   Information represents eight months of Flagship
    Kentucky and four months of Kentucky (note 1).
** Information represents eight months of Flagship Kentucky Limited Term and four months of Kentucky Limited Term (note 1).
N/A -- Kentucky Limited Term is not authorized to issue Class B Shares.

                                 See accompanying notes to financial statements.

                      Statement of Changes in Net Assets





                                                                               Michigan                       Ohio
                                                                     ---------------------------   ---------------------------
                                                                      Year Ended      Year Ended    Year Ended      Year Ended
                                                                        5/31/98        5/31/97*      5/31/98         5/31/97**
------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                $ 16,864,427   $ 16,075,312   $ 35,243,212   $ 29,268,587
Net realized gain from investment
  transactions (notes 1 and 4)                                          1,595,690        762,060      4,967,956      4,460,158
Net change in unrealized appreciation or
  depreciation of investments                                          10,225,980      7,545,758     16,619,119      4,107,165
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                             28,686,097     24,383,130     56,830,287     37,835,910
------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
 Class A                                                              (13,344,536)   (13,549,214)   (24,388,584)   (24,358,638)
 Class B                                                                  (63,731)        (2,097)      (182,260)       (10,649)
 Class C                                                               (1,982,594)    (2,012,105)    (2,008,254)    (1,876,872)
 Class R                                                               (1,409,716)      (479,101)    (8,687,614)    (2,962,615)
From accumulated net realized gains from investment transactions:
 Class A                                                                 (597,076)      (280,388)    (1,996,392)            --
 Class B                                                                   (3,361)            --        (16,956)            --
 Class C                                                                 (101,904)       (46,664)      (178,327)            --
 Class R                                                                  (61,084)            --       (681,846)            --
------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders             (17,564,002)   (16,369,569)   (38,140,233)   (29,208,774)
------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from shares issued in the
  reorganization of Nuveen Michigan/Ohio (note 1)                              --     32,952,082             --    183,170,717
Net proceeds from shares issued as a capital contribution                      --         50,000             --         50,000
Net proceeds from sale of shares                                       28,641,868     29,696,576     63,755,865     53,603,783
Net proceeds from shares issued to shareholders due to
  reinvestment of distributions                                        10,647,679      7,300,800     24,926,989     14,753,008
------------------------------------------------------------------------------------------------------------------------------
                                                                       39,289,547     69,999,458     88,682,854    251,577,508
------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                               (37,642,403)   (40,504,903)   (83,801,938)   (72,294,456)
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                 1,647,144     29,494,555      4,880,916    179,283,052
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                             12,769,239     37,508,116     23,570,970    187,910,188
Net assets at the beginning of year                                   327,295,351    289,787,235    665,927,159    478,016,971
------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                        $340,064,590   $327,295,351   $689,498,129   $665,927,159
==============================================================================================================================
Balance of undistributed net investment income at end of year        $     96,645   $     32,795   $     36,313   $     59,813
==============================================================================================================================

* Information represents eight months of Flagship Michigan and four months of Michigan (note 1).

** Information represents eight months of Flagship Ohio and four months of Ohio
   (note 1).

43
                                 See accompanying notes to financial statements.

Notes to Financial Statements





1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust IV (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Kentucky Municipal Bond Fund, the Nuveen Flagship Kentucky Limited Term Municipal Bond Fund, the Nuveen Flagship Michigan Municipal Bond Fund and the Nuveen Flagship Ohio Municipal Bond Fund (the "Funds"), among others. The Trust was organized as a business trust on July 1, 1996.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship Kentucky Triple Tax Exempt Fund ("Flagship Kentucky") and Flagship Kentucky Limited Term Municipal Bond Fund ("Flagship Kentucky Limited Term") were reorganized into the Trust and renamed Nuveen Flagship Kentucky Municipal Bond Fund ("Kentucky") and Nuveen Flagship Kentucky Limited Term Municipal Bond Fund ("Kentucky Limited Term"), respectively. Prior to these reorganizations, each Fund was a sub-trust of the Flagship Tax Exempt Funds Trust.

After the close of business on January 31, 1997, Flagship Michigan Triple Tax Exempt Fund ("Flagship Michigan") and Nuveen Michigan Tax-Free Value Fund ("Nuveen Michigan") reorganized into Nuveen Flagship Michigan Municipal Bond Fund ("Michigan"). Prior to the reorganization, Flagship Michigan was a sub-trust of the Flagship Tax Exempt Funds Trust while Nuveen Michigan was a series of the Nuveen Multistate Tax-Free Trust. Nuveen Michigan had a fiscal year end of January 31 prior to being reorganized into Nuveen Flagship Michigan which has retained the fiscal year end of Flagship Michigan.

After the close of business on January 31, 1997, Flagship Ohio Double Tax Exempt Fund ("Flagship Ohio") and Nuveen Ohio Tax-Free Value Fund ("Nuveen Ohio") reorganized into Nuveen Flagship Ohio Municipal Bond Fund ("Ohio"). Prior to the reorganization, Flagship Ohio was a sub-trust of the Flagship Tax Exempt Funds Trust while Nuveen Ohio was a series of the Nuveen Tax-Free Bond Fund, Inc. Nuveen Ohio had a fiscal year end of February 28 prior to being reorganized into Nuveen Flagship Ohio which has retained the fiscal year end of Flagship Ohio.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1998, Kentucky Limited Term and Michigan had outstanding when-issued purchase commitments of $500,000 and $2,861,460, respectively. There were no such outstanding purchase commitments in Kentucky and Ohio.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 1998, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

Each Fund offers Class A, C and R Shares. Kentucky, Michigan and Ohio also offer Class B Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 1998.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Organizational Expenses

The organizational expenses incurred on behalf of Kentucky Limited Term (approximately $29,400) are being reimbursed to the Adviser on a straight-line basis over a period of three years. As of May 31, 1998, $19,595 has been reimbursed.


2. Fund Shares
Transactions in Fund shares were as follows:

                                                 Kentucky                                        Kentucky Limited Term
                            ---------------------------------------------------     ------------------------------------------------
                               Year Ended 5/31/98          Year Ended 5/31/97*       Year Ended 5/31/98       Year Ended 5/31/97**
                            --------------------------------------------------------------------------------------------------------
                                Shares         Amount      Shares         Amount     Shares        Amount     Shares         Amount
------------------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                     3,217,301   $ 36,434,351   3,460,838   $ 37,993,876    286,922   $ 2,892,341    410,367    $ 4,052,500
 Class B                       323,485      3,657,888      49,144        540,802        N/A           N/A        N/A            N/A
 Class C                       639,620      7,226,085     630,496      6,904,170     76,327       769,248    145,916      1,440,077
 Class R                        16,255        183,541      40,643        449,532      1,495        15,000         10            104
Shares issued to shareholders
 due to reinvestment of
 distributions:
 Class A                     1,281,834     14,485,026   1,178,853     12,941,813     23,560       236,867     22,414        221,045
 Class B                         4,212         47,833          25            269        N/A           N/A        N/A            N/A
 Class C                        94,246      1,063,652      69,875        766,751      7,475        75,229      4,292         42,033
 Class R                         1,937         21,806         570          6,252         52           528        --              --
------------------------------------------------------------------------------------------------------------------------------------
                             5,578,890     63,120,182   5,430,444     59,603,465    395,831     3,989,213    582,999      5,755,759
------------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                    (3,866,440)   (43,715,326) (3,622,758)   (39,765,461)  (316,310)   (3,201,570)  (395,384)    (3,906,315)
 Class B                        (1,809)       (20,440)         --             --        N/A           N/A        N/A            N/A
 Class C                      (434,290)    (4,909,457)   (394,142)    (4,330,213)   (61,079)     (617,067)  (114,591)    (1,128,714)
 Class R                            --             --          --             --         --            --         --             --
------------------------------------------------------------------------------------------------------------------------------------
                            (4,302,539)   (48,645,223) (4,016,900)   (44,095,674)  (377,389)   (3,818,637)  (509,975)    (5,035,029)
------------------------------------------------------------------------------------------------------------------------------------
Net increase                 1,276,351   $ 14,474,959   1,413,544   $ 15,507,791     18,442   $   170,576     73,024    $   720,730
====================================================================================================================================

* Information represents eight months of Flagship Kentucky and four months of Kentucky (note 1).

** Information represents eight months of Flagship Kentucky Limited Term and four months of Kentucky Limited Term (note 1).

N/A-Kentucky Limited Term is not authorized to issue Class B Shares.


                                                                    Michigan
                                          -----------------------------------------------------
                                                 Year Ended 5/31/98     Year Ended 5/31/97*
                                          -----------------------------------------------------
                                             Shares      Amount          Shares       Amount
-----------------------------------------------------------------------------------------------
Shares issued in the reorganization of
   Nuveen Michigan/Ohio:
   Class A                                        --   $         --      473,278   $  5,517,761
   Class B                                        --             --           --             --
   Class C                                        --             --       29,683        345,582
   Class R                                        --             --    2,323,498     27,088,739
Shares issued as a capital contribution:
   Class A                                        --             --        1,072         12,500
   Class B                                        --             --        1,072         12,500
   Class C                                        --             --        1,074         12,500
   Class R                                        --             --        1,072         12,500
Shares sold:
   Class A                                 1,390,245     16,660,336    2,027,123     23,392,705
   Class B                                   287,386      3,449,240       31,393        364,727
   Class C                                   589,706      7,052,332      474,635      5,492,503
   Class R                                   123,751      1,479,960       38,458        446,641
Shares issued to shareholders due to
   reinvestment of distributions:
   Class A                                   678,487      8,087,898      520,958      6,027,568
   Class B                                     2,834         34,056           38            446
   Class C                                   127,033      1,512,300       89,370      1,032,725
   Class R                                    84,732      1,013,425       20,714        240,061
-----------------------------------------------------------------------------------------------
                                           3,284,174     39,289,547    6,033,438     69,999,458
-----------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                (2,418,756)   (28,925,631)  (2,692,127)   (31,154,360)
   Class B                                    (5,100)       (61,520)          --             --
   Class C                                  (498,829)    (5,971,586)    (667,098)    (7,733,727)
   Class R                                  (224,782)    (2,683,666)    (138,930)    (1,616,816)
-----------------------------------------------------------------------------------------------
                                          (3,147,467)   (37,642,403)  (3,498,155)   (40,504,903)
-----------------------------------------------------------------------------------------------
Net increase                                 136,707   $  1,647,144    2,535,283   $ 29,494,555
===============================================================================================


                                                                     Ohio
                                             ------------------------------------------------------
                                               Year Ended 5/31/98           Year Ended 5/31/97**
                                             ------------------------------------------------------
                                               Shares         Amount        Shares        Amount
---------------------------------------------------------------------------------------------------
Shares issued in the reorganization of
   Nuveen Michigan/Ohio:
   Class A                                           --    $         --    1,658,349   $ 18,937,973
   Class B                                           --              --           --             --
   Class C                                           --              --      257,097      2,935,519
   Class R                                           --              --   14,124,377    161,297,225
Shares issued as a capital contribution:
   Class A                                           --              --        1,095         12,500
   Class B                                           --              --        1,095         12,500
   Class C                                           --              --        1,095         12,500
   Class R                                           --              --        1,095         12,500
Shares sold:
   Class A                                     3,219,388     37,568,749    3,479,121     39,481,904
   Class B                                       516,543      6,021,505      143,044      1,632,067
   Class C                                       995,368     11,636,371      777,074      8,826,593
   Class R                                       730,018      8,529,240      320,322      3,663,219
Shares issued to shareholders due to
   reinvestment of distributions:
   Class A                                     1,424,465     16,558,328    1,078,011     12,246,653
   Class B                                         9,946        116,135          370          4,189
   Class C                                       139,502      1,619,985       83,238        991,709
   Class R                                       569,608      6,632,541      133,093      1,510,457
---------------------------------------------------------------------------------------------------
                                               7,604,838     88,682,854   22,058,476    251,577,508
---------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                    (4,938,984)   (57,591,525)  (5,159,717)   (58,567,125)
   Class B                                       (38,316)      (446,171)          --             --
   Class C                                      (692,246)    (8,051,008)    (668,440)    (7,657,334)
   Class R                                    (1,520,403)   (17,713,234)    (533,621)    (6,069,997)
---------------------------------------------------------------------------------------------------
                                              (7,189,949)   (83,801,938)  (6,361,778)   (72,294,456)
---------------------------------------------------------------------------------------------------
Net increase                                     414,889   $  4,880,916   15,696,698   $179,283,052
====================================================================================================

* Information represents eight months of Flagship Michigan and four months of Michigan (note 1).

** Information represents eight months of Flagship Ohio and four months of Ohio
   (note 1).

3.  Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 1998, to shareholders of record on June 9, 1998, as follows:

                                                             Kentucky
                                                              Limited
                                               Kentucky          Term       Michigan            Ohio
----------------------------------------------------------------------------------------------------
Dividend per share:
    Class A                                      $.0475        $.0365         $.0500          $.0490
    Class B                                       .0405           N/A          .0425           .0420
    Class C                                       .0425         .0335          .0445           .0440
    Class R                                       .0495         .0385          .0520           .0510
====================================================================================================

N/A - Kentucky Limited Term is not authorized to issue Class B Shares.

4. Securities Transactions

Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended May 31, 1998, were as follows:

                                                             Kentucky
                                                              Limited
                                               Kentucky          Term       Michigan            Ohio
----------------------------------------------------------------------------------------------------
Purchases:
    Investments in municipal securities     $65,088,861    $4,076,566    $47,201,267    $109,670,698
    Temporary municipal investments          12,200,000     2,400,000     12,490,000      36,800,000
Sales:
    Investments in municipal securities      55,577,312     4,280,183     41,593,563     101,944,564
    Temporary municipal investments          10,200,000     2,400,000     12,490,000      46,800,000
====================================================================================================

At May 31, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At May 31, 1998, Kentucky Limited Term had unused capital loss carryforwards of $70,735 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $135 of the carryforward will expire in the year 2004 and $70,600 of the carryforward will expire in the year 2005.

5.  Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 1998, were as follows:

                                                             Kentucky
                                                              Limited
                                               Kentucky          Term       Michigan            Ohio
----------------------------------------------------------------------------------------------------
Gross unrealized:
    appreciation                            $37,982,636      $324,750    $30,388,047     $54,281,639
    depreciation                                (37,196)       (3,688)        (9,905)             --
----------------------------------------------------------------------------------------------------
Net unrealized appreciation                 $37,945,440      $321,062    $30,378,142     $54,281,639
====================================================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

                                  Kentucky, Michigan & Ohio
Average Daily Net Asset Value                Management Fee
-----------------------------------------------------------
For the first $125 million                       .5500 of 1%
For the next $125 million                        .5375 of 1
For the next $250 million                        .5250 of 1
For the next $500 million                        .5125 of 1
For the next $1 billion                          .5000 of 1
For net assets over $2 billion                   .4750 of 1
===========================================================
                                      Kentucky Limited Term
Average Daily Net Asset Value                Management Fee
-----------------------------------------------------------
For the first $125 million                       .4500 of 1%
For the next $125 million                        .4375 of 1
For the next $250 million                        .4250 of 1
For the next $500 million                        .4125 of 1
For the next $1 billion                          .4000 of 1
For net assets over $2 billion                   .3750 of 1
===========================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1998, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                          Kentucky
                                           Limited
                                Kentucky      Term   Michigan       Ohio
------------------------------------------------------------------------
Sales charges collected       $1,076,392   $25,344   $396,900   $890,567
Paid to authorized dealers       935,851    20,109    341,800    777,704
========================================================================

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1998, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                      Kentucky
                                       Limited
                             Kentucky     Term   Michigan       Ohio
--------------------------------------------------------------------
Commission advances          $232,216 $ 14,811  $ 224,418  $ 379,147
====================================================================

49

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares, except for Kentucky Limited Term, during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, except for Kentucky Limited Term, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. Kentucky Limited Term is not authorized to issue Class B Shares. During the fiscal year ended May 31, 1998, the Distributor retained such 12b-1 fees as follows:

                                                                                             Kentucky
                                                                                              Limited
                                                                               Kentucky          Term        Michigan           Ohio
------------------------------------------------------------------------------------------------------------------------------------
12b-1 fees retained                                                        $     88,309   $     7,484    $     68,801   $    123,577
====================================================================================================================================

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 1998, as follows:

                                                                                             Kentucky
                                                                                              Limited
                                                                               Kentucky          Term        Michigan           Ohio
------------------------------------------------------------------------------------------------------------------------------------
CDSC retained                                                              $      4,580   $     2,558    $      7,977   $     31,894
====================================================================================================================================

7. Composition of Net Assets

At May 31, 1998, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                                             Kentucky
                                                                                              Limited
                                                                               Kentucky          Term        Michigan           Ohio
------------------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                            $446,277,887   $11,169,517    $309,095,846   $633,173,082
Balance of undistributed net investment income                                   25,015           986          96,645         36,313
Accumulated net realized gain (loss) from investment transactions               668,697       (70,925)        493,957      2,007,095
Net unrealized appreciation of investments                                   37,945,440       321,062      30,378,142     54,281,639
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                 $484,917,039   $11,420,637    $340,064,590   $689,498,129
====================================================================================================================================

                             Financial Highlights

               Financial Highlights

               Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)


                                              Investment Operations                  Less Distributions
                                       -----------------------------------   --------------------------------
                                                              Net
                         Beginning                      Realized/                                                Ending
                               Net            Net      Unrealized                   Net                             Net
Year Ended                   Asset     Investment      Investment            Investment     Capital               Asset       Total
May 31,                      Value     Income (a)     Gain (Loss)    Total       Income        Gain     Total     Value  Return (b)
-----------------------------------------------------------------------------------------------------------------------------------
KENTUCKY**
CLASS A (5/87)
1998                        $11.05           $.59          $ .38     $ .97       $(.58)      $(.05)    $(.63)    $11.39       9.00%
1997                         10.82            .60            .24       .84        (.60)       (.01)     (.61)     11.05       7.87
1996                         10.99            .61           (.17)      .44        (.61)         --      (.61)     10.82       4.04
1995                         10.65            .61            .35       .96        (.62)         --      (.62)     10.99       9.42
1994                         11.06            .62           (.40)      .22        (.63)         --      (.63)     10.65       1.90
CLASS B (2/97)
1998                         11.06            .50            .38       .88        (.50)       (.05)     (.55)     11.39       8.10
1997(c)                      11.07            .17           (.01)      .16        (.17)         --      (.17)     11.06       1.47
CLASS C (10/93)
1998                         11.04            .52            .39       .91        (.52)       (.05)     (.57)     11.38       8.43
1997                         10.81            .54            .24       .78        (.54)       (.01)     (.55)     11.04       7.29
1996                         10.99            .54           (.17)      .37        (.55)         --      (.55)     10.81       3.38
1995                         10.65            .55            .35       .90        (.56)         --      (.56)     10.99       8.82
1994(c)                      11.46            .36           (.81)     (.45)       (.36)         --      (.36)     10.65      (5.88)*
CLASS R (2/97)
1998                         11.03            .61            .39      1.00        (.61)       (.05)     (.66)     11.37       9.25
1997(c)                      11.08            .20           (.04)      .16        (.21)         --      (.21)     11.03       1.42
-----------------------------------------------------------------------------------------------------------------------------------
KENTUCKY LIMITED TERM***
CLASS A (9/95)
1998                        $ 9.92           $.44          $ .20     $ .64       $(.44)      $  --     $(.44)    $10.12       6.53%
1997                          9.79            .45            .12       .57        (.44)         --      (.44)      9.92       5.96
1996(c)                       9.75            .31            .04       .35        (.31)         --      (.31)      9.79       5.45*
CLASS C (9/95)
1998                          9.92            .40            .20       .60        (.40)         --      (.40)     10.12       6.17
1997                          9.79            .41            .13       .54        (.41)         --      (.41)      9.92       5.64
1996(c)                       9.75            .29            .04       .33        (.29)         --      (.29)      9.79       5.12*
CLASS R (2/97)
1998                          9.92            .46            .18       .64        (.46)         --      (.46)     10.10       6.58
1997(c)                       9.98            .15           (.10)      .05        (.11)         --      (.11)      9.92        .56
-----------------------------------------------------------------------------------------------------------------------------------


                                   Ratios/Supplemental Data
-----------------------------------------------------------------------------

                                Ratio                      Ratio
                               of Net                     of Net
                Ratio of   Investment      Ratio of   Investment
                Expenses    Income to      Expenses    Income to
              to Average      Average    to Average      Average
              Net Assets   Net Assets    Net Assets   Net Assets
                  Before       Before         After        After   Portfolio
 Ending Net   Reimburse-   Reimburse-    Reimburse-   Reimburse-    Turnover
Assets (000)        ment         ment       ment(a)      ment(a)        Rate
-----------------------------------------------------------------------------
    $451,338         .84%        5.12%           .77%        5.19%        12%
     430,803         .99         5.20            .75         5.44         13
     410,808        1.02         5.19            .71         5.50         17
     394,457        1.04         5.49            .68         5.85         28
     369,495        1.03         5.15            .58         5.60         12

       4,273        1.59         4.33           1.54         4.38         12
         544        1.59*        4.56*          1.39*        4.76*        13

      28,630        1.39         4.57           1.33         4.63         12
      24,468        1.54         4.64           1.29         4.89         13
      20,647        1.57         4.63           1.27         4.93         17
      15,831        1.58         4.92           1.23         5.27         28
      11,172        1.65*        4.39*          1.08*        4.96*        12

         675         .64         5.31            .58         5.37         12
         455         .64*        5.62*           .49*        5.77*        13
============================================================================

    $  8,989        1.34%        3.67%           .66%        4.35%        36%
       8,870        1.68         3.37            .53         4.52         56
       8,389        1.67*        3.07*           .37*        4.37*        48

       2,416        1.69         3.32           1.01         4.00         36
       2,144        2.00         3.03            .84         4.19         56
       1,767        1.98*        2.78*           .64*        4.12*        48

          16        1.13         3.87            .46         4.54         36
           -         .86*        4.87*             -         5.73*        56
============================================================================

*   Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Kentucky.
*** Information included prior to the fiscal year ended May 31, 1997 reflects the financial highlights of Flagship Kentucky Limited Term.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c) From commencement of class operations as noted.

Financial Highlights

Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                        Investment Operations              Less Distributions
                                   --------------------------------   -----------------------------




                                                        Net
                                                  Realized/                                            Ending
                       Beginning          Net    Unrealized                  Net                          Net
Year Ended             Net Asset   Investment    Investment           Investment   Capital              Asset        Total
May 31,                    Value   Income (a)   Gain (Loss)   Total       Income      Gain    Total     Value   Return (b)
--------------------------------------------------------------------------------------------------------------------------
MICHIGAN**
CLASS A (6/85)
1998                      $11.68         $.61         $ .42   $1.03       $(.61)    $(.03)   $(.64)    $12.07        8.95%
1997                       11.37          .62           .31     .93        (.61)     (.01)    (.62)     11.68        8.42
1996                       11.59          .63          (.22)    .41        (.63)       --     (.63)     11.37        3.61
1995                       11.31          .65           .28     .93        (.65)       --     (.65)     11.59        8.57
1994                       11.77          .66          (.43)    .23        (.66)     (.03)+   (.69)     11.31        1.87
CLASS B (2/97)
1998                       11.70          .52           .42     .94        (.52)     (.03)    (.55)     12.09        8.12
1997(c)                    11.66          .17           .04     .21        (.17)       --     (.17)     11.70        1.86
CLASS C (6/93)
1998                       11.66          .54           .43     .97        (.54)     (.03)    (.57)     12.06        8.45
1997                       11.35          .55           .32     .87        (.55)     (.01)    (.56)     11.66        7.84
1996                       11.58          .56          (.22)    .34        (.57)       --     (.57)     11.35        2.96
1995                       11.30          .58           .28     .86        (.58)       --     (.58)     11.58        7.98
1994(c)                    11.86          .54          (.52)    .02        (.55)     (.03)+   (.58)     11.30         .19*
CLASS R (2/97)
1998                       11.68          .63           .42    1.05        (.63)     (.03)    (.66)     12.07        9.16
1997(c)                    11.66          .21           .02     .23        (.21)       --     (.21)     11.68        2.01
==========================================================================================================================
OHIO***
CLASS A (6/85)
1998                      $11.41         $.60         $ .38   $ .98       $(.60)    $(.05)   $(.65)    $11.74        8.76%
1997                       11.21          .61           .20     .81        (.61)       --     (.61)     11.41        7.38
1996                       11.43          .62          (.21)    .41        (.63)       --     (.63)     11.21        3.59
1995                       11.21          .64           .22     .86        (.64)       --     (.64)     11.43        7.99
1994                       11.59          .64          (.38)    .26        (.64)       --     (.64)     11.21        2.24
CLASS B (2/97)
1998                       11.41          .51           .38     .89        (.52)     (.05)    (.57)     11.73        7.89
1997(c)                    11.42          .17          (.01)    .16        (.17)       --     (.17)     11.41        1.45
CLASS C (8/93)
1998                       11.41          .54           .37     .91        (.54)     (.05)    (.59)     11.73        8.12
1997                       11.21          .55           .20     .75        (.55)       --     (.55)     11.41        6.80
1996                       11.43          .55          (.21)    .34        (.56)       --     (.56)     11.21        3.03
1995                       11.20          .57           .23     .80        (.57)       --     (.57)     11.43        7.50
1994(c)                    11.69          .46          (.49)   (.03)       (.46)       --     (.46)     11.20        (.17)*
CLASS R (2/97)
1998                       11.41          .62           .37     .99        (.62)     (.05)    (.67)     11.73        8.89
1997(c)                    11.42          .21          (.01)    .20        (.21)       --     (.21)     11.41        1.77
==========================================================================================================================


                              Ratios/Supplemental Data
------------------------------------------------------------------------------------
                                      Ratio                        Ratio
                                     of Net                       of Net
                      Ratio of   Investment        Ratio of   Investment
                      Expenses    Income to        Expenses    Income to
                    to Average      Average      to Average      Average
                    Net Assets   Net Assets      Net Assets   Net Assets
                        Before       Before           After        After   Portfolio
Ending Net          Reimburse-   Reimburse-      Reimburse-   Reimburse-    Turnover
Assets (000)              ment         ment        ment (a)     ment (a)        Rate
------------------------------------------------------------------------------------

 $263,632                  .84%        5.11%            .84%        5.11%         13%
  259,055                  .97         5.21             .85         5.33          34
  248,422                 1.01         5.23             .82         5.42          54
  250,380                 1.03         5.59             .80         5.82          37
  242,993                 1.02         5.29             .75         5.56          28

    3,839                 1.59         4.32            1.59         4.32          13
      380                 1.59*        4.52*           1.59*        4.52*         34

   45,690                 1.39         4.56            1.39         4.56          13
   41,649                 1.52         4.65            1.40         4.77          34
   41,365                 1.56         4.67            1.37         4.86          54
   37,122                 1.58         5.02            1.35         5.25          37
   30,042                 1.61*        4.53*           1.25*        4.89*         28

   26,904                  .64         5.31             .64         5.31          13
   26,211                  .65*        5.57*            .65*        5.57*         34
------------------------------------------------------------------------------------


 $472,821                  .85%        5.15%            .85%        5.15%         15%
  463,253                  .96         5.32             .89         5.39          17
  443,077                 1.02         5.31             .92         5.41          31
  445,566                 1.03         5.70             .95         5.78          31
  445,272                 1.02         5.39             .93         5.48           9

    7,422                 1.61         4.39            1.61         4.39          15
    1,649                 1.60*        4.63*           1.60*        4.63*         17

   47,036                 1.40         4.60            1.40         4.60          15
   40,713                 1.51         4.77            1.44         4.84          17
   34,939                 1.56         4.75            1.47         4.84          31
   28,461                 1.58         5.13            1.50         5.21          31
   25,674                 1.60*        4.65*           1.46*        4.79*          9

  162,220                  .65         5.35             .65         5.35          15
  160,312                  .65*        5.65*            .65*        5.65*         17
------------------------------------------------------------------------------------

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Michigan.
*** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Ohio.

+ The amount shown includes a distribution in excess of capital gains of $.02 per share.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

(c)  From commencement of class operations as noted.

Building a Better Portfolio
Can Make You a Successful Investor

Nuveen Family
of Mutual Funds
Nuveen offers a variety
of funds designed to
help you reach your
financial goals.

Growth
Nuveen Rittenhouse
Growth Fund

Growth and
Income

European Value Fund

Growth and
Income Stock Fund

Balanced Stock
and Bond Fund

Balanced Municipal
and Stock Fund

Tax-Free Income

National Funds

Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds

Alabama
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
South Carolina
Tennessee
Virginia
Wisconsin

Successful investors know that a well-diversified portfolio -- one that balances different types of investments, levels of risk and tax management -- can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers/SM/ including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance and daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred/(R)/

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information




Board of Trustees

Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606



Transfer Agent and
Shareholder Services
As of August 8, 1998
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

Serving Investors for Generations


[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


   NUVEEN 1898
OUR SECOND CENTURY 1998
   helping investors sustain the wealth of a lifetime./TM/

   John Nuveen & Co. Incorporated
   333 West Wacker Drive
   Chicago, IL 60606-1286

   www.nuveen.com




                                                                      VAN-5-5.98

                           PART C: OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

Section 4 of Article XII of Registrant's Amended and Restated Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

        (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

        (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

        (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

               (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

               (ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

        (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

        (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by an Investment Trust Errors and Omission policy in the aggregate amount of $20,000,000 (with a maximum deductible of $500,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16.  EXHIBITS


    1(a).         Declaration of Trust of the Registrant.(1)

    1(b). Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest dated October 11, 1996.(1)

    1(c). Certificate for the Establishment and Designation of Classes dated July 10, 1996.(1)

    1(d).         Incumbency Certificate.(3)

       2.         Bylaws of Registrant.(1)

       3.         Not applicable.

       4. Form of Agreement and Plan of Reorganization for Nuveen Flagship Kentucky Limited Term Municipal Bond Fund into Nuveen Flagship Kentucky Municipal Bond Fund.+

       5.         Specimen certificates of Shares.(1)

    6(a). Investment Management Agreement between Registrant and Nuveen Advisory Corp.(3)

    6(b).       Renewal of Investment Management Agreement dated May 5, 1998.(4)

    7(a). Distribution Agreement between Registrant and John Nuveen & Co. Incorporated.(3)

    7(b).       Renewal of Distribution Agreement dated July 31, 1998.(4)

       8.       Not applicable.

    9(a).       Custodian Agreement between Registrant and Chase Manhattan
                Bank.(3)

    9(b). Transfer Agency and Service Agreement between Registrant and Chase Global Funds Services Company.(4)

   10(a). Plan of Distribution and Service Pursuant to Rule 12b-1 for Class A Shares, Class B Shares and Class C Shares of each Fund.(2)

   10(b).       Multi-Class Plan Adopted Pursuant to Rule 18f-3.(2)

   11(a).       Opinion of Vedder, Price, Kaufman & Kammholz.++

   11(b).       Opinion of Bingham Dana LLP. ++

      12. Form of Tax Opinion of Vedder, Price, Kaufman & Kammholz relating to the Reorganization.+

      13.       Not Applicable.

      14.       Consent of Arthur Andersen LLP, Independent Public
                Accountants.++

      15.       Not applicable.

      16.       Powers of Attorney.++

      17.       Form of proxy cards.++


--------------------

+ Filed herewith as Appendix A to the Reorganization Statement of Additional Information contained herein.

++ Filed herewith.

(1) Incorporated herein by reference to the initial Registrant's Registration Statement on Form N-1A, File Number 333-16615, filed on November 22, 1996.

(2) Incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, File Number 333-16615, filed on January 10, 1997.

(3) Incorporated herein by reference to Post-Effective Amendment No.1 to Registrant's Registration Statement on Form N-1A, File Number 333-16615, filed on September 23, 1997.

(4) Incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, File Number 333-16615, filed on September 30, 1998.

ITEM 17.  UNDERTAKINGS.

(1) The undersigned registrant agrees that prior to any public re-offering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the re-offering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     As required by the Securities act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this city of Chicago and state of Illinois, on the 11th day of January 1999.

                                       NUVEEN FLAGSHIP MULTISTATE TRUST IV

                                       By: /s/ Gifford R. Zimmerman
                                          --------------------------------------
                                          Gifford R. Zimmerman, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated, on January 11, 1999.


SIGNATURE                                         TITLE
---------                                         -----
Principal Executive Officer:
      /s/ Timothy R. Schwertfeger                 Chairman and Trustee
-----------------------------------------
          Timothy R. Schwertfeger

Principal Financial Accounting Officer:
      /s/ Stephen D. Foy
-----------------------------------------
          Stephen D. Foy                          Vice President and Controller

Trustees:
      /s/ Anthony T. Dean                         President and Trustee
-----------------------------------------
          Anthony T. Dean

      /s/ Robert P. Bremner                       Trustee
-----------------------------------------
          Robert P. Bremner

      /s/ Lawrence H. Brown                       Trustee
-----------------------------------------
          Lawrence H. Brown

      /s/ Anne E. Impellizzeri                    Trustee
-----------------------------------------
          Anne E. Impellizzeri

      /s/ Peter R. Sawers                         Trustee
-----------------------------------------
          Peter R. Sawers

      /s/ William J. Schneider                    Trustee
-----------------------------------------
          William J. Schneider

      /s/ Judith M. Stockdale                     Trustee
-----------------------------------------
          Judith M. Stockdale

                                             By:  /s/ Gifford R. Zimmerman
                                                --------------------------------
                                                      Gifford R. Zimmerman
                                                      Attorney-in-Fact

An original power of attorney authorizing among others, Gifford R. Zimmerman and Larry W. Martin to execute this registration statement, and amendments thereto, for each of the officers and trustees of registrant on whose behalf this registration statement is filed herewith.

                                 EXHIBIT INDEX



     1(a).        Declaration of Trust of the Registrant.(1)

     1(b). Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest dated October 11, 1996.(1)

     1(c). Certificate for the Establishment and Designation of Classes dated July 10, 1996.(1)

     1(d).        Incumbency Certificate.(3)

        2.        Bylaws of Registrant.(1)

        3.        Not applicable.

        4. Form of Agreement and Plan of Reorganization for Nuveen Flagship Kentucky Limited Term Municipal Bond Fund into Nuveen Flagship Kentucky Municipal Bond Fund.+

        5.        Specimen certificates of Shares.(1)

     6(a). Investment Management Agreement between Registrant and Nuveen Advisory Corp.(3)

     6(b).        Renewal of Investment Management Agreement dated May 5,
                  1998.(4)

     7(a). Distribution Agreement between Registrant and John Nuveen & Co. Incorporated.(3)

     7(b).        Renewal of Distribution Agreement dated July 31, 1998.(4)

        8.        Not applicable.

     9(a).        Custodian Agreement between Registrant and Chase Manhattan
                  Bank.(3)

     9(b). Transfer Agency and Service Agreement between Registrant and Chase Global Funds Services Company.(4)

    10(a). Plan of Distribution and Service Pursuant to Rule 12b-1 for Class A Shares, Class B Shares and Class C Shares of each Fund.(2)

    10(b).        Multi-Class Plan Adopted Pursuant to Rule 18f-3.(2)

    11(a).        Opinion of Vedder, Price, Kaufman & Kammholz.++

    11(b).        Opinion of Bingham Dana LLP. ++

       12. Form of Tax Opinion of Vedder, Price, Kaufman & Kammholz relating to the Reorganization.+

       13.        Not Applicable.

       14.        Consent of Arthur Andersen LLP, Independent Public
                  Accountants.++

       15.        Not applicable.

       16.        Powers of Attorney.++

       17.        Form of proxy cards.++

--------------------

+ Filed herewith as Appendix A to the Reorganization Statement of Additional Information contained herein.

++ Filed herewith.

(1) Incorporated herein by reference to the initial Registrant's Registration Statement on Form N-1A, File Number 333-16615, filed on November 22, 1996.

(2) Incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, File Number 333-16615, filed on January 10, 1997.

(3) Incorporated herein by reference to Post-Effective Amendment No.1 to Registrant's Registration Statement on Form N-1A, File Number 333-16615, filed on September 23, 1997.

(4) Incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, File Number 333-16615, filed on September 30, 1998.